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                                PROSPECTUS 1

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American Legacy III (Reg. TM)
Lincoln National Variable Annuity Account H
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-800-942-5500
www.LincolnFinancial.com

This prospectus describes an individual flexible premium deferred variable annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income over a certain period of time, or for life, subject to certain conditions.

These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the Annuity Commencement Date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000 ($25,000 for contracts purchased prior to November 15, 2010). The minimum for selling group individuals is $1,500. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically) and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If any portion of your contract value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.

All purchase payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account H (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

                                                                               1
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American Funds Insurance SeriesSM (Class 2):
     American Funds Asset Allocation Fund
     American Funds Blue Chip Income and Growth Fund
     American Funds Bond Fund
     American Funds Cash Management Fund
     American Funds Global Balanced FundSM
     American Funds Global Bond Fund
     American Funds Global Discovery Fund
     American Funds Global Growth Fund
     American Funds Global Growth and Income Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds High-Income Bond Fund
     American Funds International Fund
     American Funds International Growth and Income FundSM
     American Funds Mortgage FundSM
     American Funds New World Fund (Reg. TM)
   American Funds U.S. Government/AAA-Rated Securities Fund

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP American Balanced Allocation Fund
     LVIP American Growth Allocation Fund
     LVIP American Income Allocation Fund
     LVIP Protected American Balanced Allocation Fund
     LVIP Protected American Growth Allocation Fund

Refer to the Description of Funds for specific information regarding the availability of funds.

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-800-942-5500. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2012

2
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Table of Contents



Item                                                          Page
Special Terms                                                   4
Expense Tables                                                  7
Summary of Common Questions                                    13
The Lincoln National Life Insurance Company                    16
Variable Annuity Account (VAA)                                 17
Investments of the Variable Annuity Account                    17
Charges and Other Deductions                                   20
The Contracts                                                  29
 Purchase Payments                                             30
 Transfers On or Before the Annuity Commencement Date          31
 Surrenders and Withdrawals                                    34
 Death Benefit                                                 36
 Investment Requirements                                       41
 Living Benefit Riders                                         45
 Lincoln Lifetime IncomeSM Advantage 2.0                       45
 Lincoln Lifetime IncomeSM Advantage                           55
 Lincoln SmartSecurity (Reg. TM) Advantage                     64
 4LATER (Reg. TM) Advantage Protected Funds                    69
 i4LIFE (Reg. TM) Advantage                                    72
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage     77
 4LATER (Reg. TM) Advantage                                    84
 Annuity Payouts                                               88
 Fixed Side of the Contract                                    96
Distribution of the Contracts                                  99
Federal Tax Matters                                           100
Additional Information                                        105
 Voting Rights                                                105
 Return Privilege                                             106
 Other Information                                            106
 Legal Proceedings                                            106
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account H               108
Appendix A - Condensed Financial Information                  A-1
Appendix B - Condensed Financial Information                  B-1
Appendix C - Overview of Living Benefit Riders                C-1

                                                                               3
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Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM)-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

4LATER (Reg. TM) Advantage Protected Funds-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage.

5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds in which the Guaranteed Amount or Income Base, as applicable, minus purchase payments received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a death benefit.

Account or variable annuity account (VAA)-The segregated investment account, Lincoln National Variable Annuity Account H, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective (or initial purchase payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit-A measure used to calculate contract value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Adjustment Date-Under Lincoln SmartIncomeSM Inflation, the first day of January each year. The Scheduled Payment and the Reserve Value will be adjusted on each Adjustment Date.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity Commencement Date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select(other than i4LIFE (Reg. TM) Advantage).

Annuity payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity unit-A measure used to calculate the amount of annuity payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds, the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the contract value on each Benefit Year anniversary, subject to certain conditions.

Beneficiary-The person you choose to receive any death benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage and 4LATER (Reg.
TM) Advantage Protected Funds, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.

Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referred to as account value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

CPI-The Consumer Price Index used to measure inflation.

CPI Adjustment-Under Lincoln SmartIncomeSM Inflation, adjustments made to the Scheduled Payments and the Reserve Value as a result of fluctuations in the CPI.

CPI Value-The number published monthly by the Bureau of Labor Statistics that represents the Consumer Price Index. Under Lincoln SmartIncomeSM Inflation, the CPI Value is used to determine if the Scheduled Payments and Reserve Value will go up or down each year.


4
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Death benefit-Before the Annuity Commencement Date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0 , Lincoln Lifetime IncomeSM Advantage, and 4LATER (Reg. TM) Advantage Protected Funds, the 10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the contract value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit rider, which decrease or eliminate the guarantees under the rider.

Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed annuity payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under the Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under the Lincoln Lifetime IncomeSM Advantage 2.0 under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Income Benefit-An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage Regular Income Payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

Guaranteed Minimum Scheduled Payment-The minimum payment you will receive under Lincoln SmartIncomeSM Inflation (as adjusted for Unscheduled Payments, charges and taxes).

Guaranteed Period-The length of the period during which contract value in a fixed account will be credited a guaranteed interest rate.

i4LIFE (Reg. TM) Advantage-An annuity payout option which combines periodic variable Regular Income Payments for life and a death benefit with the ability to make withdrawals during a defined period, the Access Period.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds-i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements.

Income Base-Under the Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount. Under 4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage Protected Funds, the Income Base will be used to calculate the minimum payouts available under your contract at a later date. The amount of the Income Base varies based on when you elect the rider, and is adjusted as set forth in this prospectus.

Interest Adjustment-An upward or downward adjustment on the amount of contract value in the fixed account upon a transfer, withdrawal or surrender of contract value from the fixed account due to fluctuations in the guaranteed interest rate.

Investment Requirements-Restrictions in how you may allocate your subaccount investments if you own certain Living Benefit riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a death benefit.

Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Lincoln Lifetime IncomeSM Advantage 2.0-Provides minimum guaranteed lifetime periodic withdrawals that may increase based on automatic enhancements and age-based increases to the withdrawal amount, regardless of the investment performance of the contract and provided certain conditions are met. Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is an optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to certain Investment Requirements.

Lincoln Lifetime IncomeSM Advantage-Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current contract value.

Lincoln SmartIncomeSM Inflation-A fixed annuity payout option that provides periodic annuity payouts that may increase or decrease annually based on fluctuations in the Consumer Price Index.

Lincoln SmartSecurity (Reg. TM) Advantage-Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic


                                                                               5
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Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.

Living Benefit-A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage, i4LIFE (Reg.
TM) Advantage (with or without the Guaranteed Income Benefit) and Lincoln Long-Term CareSM Advantage. If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed annuity payout option available under Lincoln Lifetime IncomeSM Advantage under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Nursing Home Enhancement-A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.


Periodic Income Commencement Date-The valuation date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Purchase payments-Amounts paid into the contract.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Reserve Value-Under Lincoln SmartIncomeSM Inflation, the value that is established to determine the amount available for Unscheduled Payments and the death benefit, if any. The Reserve Value will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Rider Date-The effective date of the Lincoln SmartIncomeSM Inflation rider.

Rider Year-Under Lincoln SmartIncomeSM Inflation, each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payments-Under Lincoln SmartIncomeSM Inflation, annuity payouts for the life of the annuitant (and Secondary Life, if applicable). The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Secondary Life-Under i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds, and Lincoln SmartIncomeSM Inflation, the person designated by the contractowner upon whose life the annuity payouts will also be contingent.

Selling group individuals-A contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:
 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us for the products described in this prospectus) and their spouses and minor children.
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of American Funds Distributors Inc., Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.

Subaccount-The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Unscheduled Payments-Under Lincoln SmartIncomeSM Inflation, withdrawals that are in addition to your Scheduled Payments up to the amount of the Reserve Value less any related charges and deductions for premium tax. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion that they reduce the Reserve Value.

Valuation date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation period-The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.


6
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Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.

                      CONTRACTOWNER TRANSACTION EXPENSES:


Accumulation Phase:
  Surrender charge (as a percentage of purchase payments surrendered/withdrawn):1.......    7.00%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed
Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual
Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage and Regular Income
Payments under i4LIFE (Reg. TM) Advantage).
See Fixed Side of the Contract.




Payout Phase:
  Maximum Lincoln SmartIncomeSM Inflation Unscheduled Payment charge (as a percentage of the Unscheduled
   Payment):2.............................................................................    7.00%


1 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.

2 The Unscheduled Payment charge percentage is reduced over time.


The next four tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given contractowner. The tables differ based on whether the contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.
 o Table A reflects the expenses for a contract that has not elected the i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected the i4LIFE (Reg. TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.
 o Table D reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the 4LATER (Reg. TM) Advantage.

                                    TABLE A


Annual Account Fee:1......................................................................     $    35
Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):2,3
Account Value Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.15%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.25%
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.20%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.30%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.45%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.55%
Estate Enhancement Benefit (EEB)
  Mortality and Expense Risk Charge.......................................................        1.65%

  Administrative Charge..................    0.10%
  Total Separate Account Expenses........    1.75%




                                                                                    Single      Joint
Optional Living Benefit Rider Charges:4                                              Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0:5,6
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:7
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.90%      0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus................     0.15%      0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:8
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.65%      0.80%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:8
  Guaranteed Maximum Charge.....................................................     0.95%       N/A
  Current Charge................................................................     0.65%       N/A
4LATER (Reg. TM) Advantage:9
  Guaranteed Maximum Charge.....................................................     1.50%       N/A
  Current Charge................................................................     0.65%       N/A
4LATER (Reg. TM) Advantage Protected Funds:10
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%


1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. For contracts purchased between September 10, 2007 and November 15, 2010, the account fee is $50. For contracts purchased prior to September 10, 2007, the account fee is $30. For all contracts purchased prior to November 15, 2010, the account fee will be waived if your contract value is $50,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $100,000. We do not assess the account fee on contracts issued before June 2, 2003.

2 For contracts purchased prior to June 6, 2005, the total annual charges are as follows: EEB 1.60%; EGMDB 1.40%; Guarantee of Principal 1.25%; Account Value N/A. In the event of a subsequent death benefit change, the charge will be based on the charges in effect at the time the contract was purchased.

3 The mortality and expense risk charge and administrative charge together are 1.25% on and after the Annuity Commencement Date.

4 Only one Living Benefit rider may be elected from this chart.

5 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these changes to the Income Base. This charge is deducted from the contract value on a quarterly basis.

6 There is no additional charge for Lincoln Lifetime IncomeSM Advantage 2.0
  Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.

7 As an annualized percentage of the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. After December 31, 2010 (or later in some states), these riders are no longer available for sale.

8 As an annualized percentage of the Guaranteed Amount (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments and step-ups and decreased for withdrawals. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase for all contractowners. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

9 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information.

10 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and decreased by withdrawals. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Protected Funds Charge for a discussion of these changes to the Income Base.

                                    TABLE B


Annual Account Fee:1......................................................     $    35
i4LIFE (Reg. TM) Advantage Without Guaranteed Income Benefit (version 4):2
  Account Value Death Benefit.............................................        1.65%
  Guarantee of Principal Death Benefit....................................        1.70%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................        1.95%




                                                                             Single      Joint
i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4):3,4     Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge..............................................     3.65%      3.65%
  Current Charge.........................................................     2.30%      2.50%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge..............................................     3.70%      3.70%
  Current Charge.........................................................     2.35%      2.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge..............................................     3.95%      3.95%
  Current Charge.........................................................     2.60%      2.80%




i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (versions 1, 2 and 3):5
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................    3.15%
  Current Charge.................................................................    2.15%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................................................    3.20%
  Current Charge.................................................................    2.20%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................    3.45%
  Current Charge.................................................................    2.45%


1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. For contracts purchased between September 10, 2007 and November 15, 2010, the account fee is $50. For contracts purchased prior to September 10, 2007, the account fee is $30. For all contracts purchased prior to November 15, 2010, the account fee will be waived if your contract value is $50,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $100,000. We do not assess the account fee on contracts issued before June 2, 2003.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.65% during the Lifetime Income Period.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. See Charges and Other Deductions - i4LIFE (Reg.
  TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.

4 There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed
  Income Benefit Protected Funds over and above the charge for i4LIFE (Reg.
  TM) Advantage Guaranteed Income Benefit (version 4).

5 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.

                                    TABLE C


Annual Account Fee:1......................................................................                 $    35
i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4) for purchasers who      Single       Joint
  previously purchased
Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds:....     Life         Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):
  Account Value Death Benefit.............................................................     1.25%          1.25%
  Guarantee of Principal Death Benefit....................................................     1.30%          1.30%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................................     1.55%          1.55%
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):2,3
  Guaranteed Maximum Charge...............................................................     2.00%          2.00%
  Current Charge..........................................................................     1.05%          1.25%


1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. For contracts purchased between September 10, 2007 and November 15, 2010, the account fee is $50. For contracts purchased prior to September 10, 2007, the account fee is $30. For all contracts purchased prior to November 15, 2010, the account fee will be waived if your contract value is $50,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $100,000. We do not assess the account fee on contracts issued before June 2, 2003.

2 As an annualized percentage of the greater of the Income Base (the Lincoln
  Lifetime IncomeSM Advantage 2.0 Income Base less the Guaranteed Annual Income amounts paid since the last step-up) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.

3 As an annualized percentage of the greater of the Income Base (associated with the 4LATER (Reg. TM) Advantage Protected Funds) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and
  2) the dollar amount of the charge will also increase by the percentage increase, if any, to the 4LATER (Reg. TM) Advantage Protected Funds current charge rate. (The 4LATER (Reg. TM) Advantage Protected Funds charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions -i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.



                                    TABLE D


Annual Account Fee:1......................................................................     $    35
i4LIFE (Reg. TM) Advantage With 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        3.15%
  Current Charge..........................................................................        2.30%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................        3.20%
  Current Charge..........................................................................        2.35%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        3.45%
  Current Charge..........................................................................        2.60%


1 The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. For contracts purchased between September 10, 2007 and November 15, 2010, the account fee is $50. For contracts purchased prior to September 10, 2007, the account fee is $30. For all contracts purchased prior to November 15, 2010, the account fee will be waived if your contract value is $50,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $100,000. We do not assess the account fee on contracts issued before June 2, 2003.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2011. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                    Minimum      Maximum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         0.53%        1.12%
Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       0.53%        1.09%

* Three of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2013.


The following table shows the expenses charged by each fund for the year ended
 December 31, 2011:


(as a percentage of each fund's average net assets):

                                                                                                Other
                                                           Management         12b-1 Fees        Expenses
                                                           Fees (before       (before any       (before any
                                                           any waivers/       waivers/          waivers/
                                                           reimburse-         reimburse-        reimburse-
                                                           ments)         +   ments)        +   ments)        +
American Funds Asset Allocation Fund                           0.30%             0.25%             0.01%
American Funds Blue Chip Income and Growth Fund                0.41%             0.25%             0.01%
American Funds Bond Fund                                       0.36%             0.25%             0.02%
American Funds Cash Management Fund                            0.32%             0.25%             0.01%
American Funds Global Balanced Fund(SM)(1)                     0.66%             0.25%             0.03%
American Funds Global Bond Fund                                0.53%             0.25%             0.03%
American Funds Global Discovery Fund                           0.58%             0.25%             0.02%
American Funds Global Growth Fund                              0.53%             0.25%             0.02%
American Funds Global Growth and Income Fund                   0.59%             0.25%             0.02%
American Funds Global Small Capitalization Fund                0.70%             0.25%             0.04%
American Funds Growth Fund                                     0.32%             0.25%             0.02%
American Funds Growth-Income Fund                              0.27%             0.25%             0.01%
American Funds High-Income Bond Fund                           0.46%             0.25%             0.01%
American Funds International Fund                              0.49%             0.25%             0.04%
American Funds International Growth and Income Fund(SM)        0.69%             0.25%             0.04%
American Funds Mortgage Fund(SM)(1)                            0.42%             0.25%             0.00%
American Funds New World Fund (Reg. TM)                        0.73%             0.25%             0.05%
American Funds U.S. Government/AAA-Rated Securities Fund       0.33%             0.25%             0.01%
LVIP American Balanced Allocation Fund(2)                      0.25%             0.35%             0.05%
LVIP American Growth Allocation Fund(2)                        0.25%             0.35%             0.05%
LVIP American Income Allocation Fund(2)                        0.25%             0.35%             0.13%
LVIP Protected American Balanced Allocation Fund               0.25%             0.35%             0.05%



                                                                                                      Total
                                                                          Total         Total         Expenses
                                                                          Expenses      Contractual   (after
                                                           Acquired       (before any   waivers/      Contractual
                                                           Fund           waivers/      reimburse-    waivers/
                                                           Fees and       reimburse-    ments         reimburse-
                                                           Expenses   =   ments)        (if any)      ments)
American Funds Asset Allocation Fund                         0.00%           0.56%           0.00%         0.56%
American Funds Blue Chip Income and Growth Fund              0.00%           0.67%           0.00%         0.67%
American Funds Bond Fund                                     0.00%           0.63%           0.00%         0.63%
American Funds Cash Management Fund                          0.00%           0.58%           0.00%         0.58%
American Funds Global Balanced Fund(SM)(1)                   0.00%           0.94%           0.00%         0.94%
American Funds Global Bond Fund                              0.00%           0.81%           0.00%         0.81%
American Funds Global Discovery Fund                         0.00%           0.85%           0.00%         0.85%
American Funds Global Growth Fund                            0.00%           0.80%           0.00%         0.80%
American Funds Global Growth and Income Fund                 0.00%           0.86%           0.00%         0.86%
American Funds Global Small Capitalization Fund              0.00%           0.99%           0.00%         0.99%
American Funds Growth Fund                                   0.00%           0.59%           0.00%         0.59%
American Funds Growth-Income Fund                            0.00%           0.53%           0.00%         0.53%
American Funds High-Income Bond Fund                         0.00%           0.72%           0.00%         0.72%
American Funds International Fund                            0.00%           0.78%           0.00%         0.78%
American Funds International Growth and Income Fund(SM)      0.00%           0.98%           0.00%         0.98%
American Funds Mortgage Fund(SM)(1)                          0.00%           0.67%           0.00%         0.67%
American Funds New World Fund (Reg. TM)                      0.00%           1.03%           0.00%         1.03%
American Funds U.S. Government/AAA-Rated Securities Fund     0.00%           0.59%           0.00%         0.59%
LVIP American Balanced Allocation Fund(2)                    0.41%           1.06%          -0.05%         1.01%
LVIP American Growth Allocation Fund(2)                      0.43%           1.08%          -0.05%         1.03%
LVIP American Income Allocation Fund(2)                      0.39%           1.12%          -0.05%         1.07%
LVIP Protected American Balanced Allocation Fund             0.41%           1.06%           0.00%         1.06%

                                                                                      Other
                                                 Management         12b-1 Fees        Expenses
                                                 Fees (before       (before any       (before any
                                                 any waivers/       waivers/          waivers/
                                                 reimburse-         reimburse-        reimburse-
                                                 ments)         +   ments)        +   ments)        +
LVIP Protected American Growth Allocation Fund       0.25%             0.35%             0.05%



                                                                                            Total
                                                                Total         Total         Expenses
                                                                Expenses      Contractual   (after
                                                 Acquired       (before any   waivers/      Contractual
                                                 Fund           waivers/      reimburse-    waivers/
                                                 Fees and       reimburse-    ments         reimburse-
                                                 Expenses   =   ments)        (if any)      ments)
LVIP Protected American Growth Allocation Fund     0.44%           1.09%           0.00%         1.09%

(1) Total Expenses are estimated by annualizing actual expenses for a partial year.

(2) The Total Annual Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2013.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.


EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB death benefit and Guaranteed Income Benefit (version 4) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,210    $2,129    $3,046    $5,078

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $510   $1,529    $2,546    $5,078

The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB death benefit and Lincoln Lifetime IncomeSM Advantage 2.0 at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,191    $2,105    $3,060    $5,394

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $491   $1,505    $2,560    $5,394

For more information, see Charges and Other Deductions in this prospectus, and the prospectus for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which annuity payouts are made. See The Contracts - Annuity Payouts, including Lincoln SmartIncomeSM Inflation. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

Summary of Common Questions
What kind of contract am I buying? It is an individual variable and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts.

This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. All material state variations are discussed in the prospectus. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your subaccount investments, which means you may be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds and 4LATER (Reg. TM) Advantage Protected Funds, you will have more restrictive Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for sale. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your purchase payments to the VAA or to the fixed account, if available. Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? The investment adviser for the funds offered under the American Funds Insurance Series is Capital Research and Management Company
(CRMC), 333 South Hope Street, Los Angeles, California 90071. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation (LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. CRMC and LIAC are registered as investment advisers with the SEC. See Investments of the Variable Annuity Account-Investment Adviser.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you receive and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the death benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your contract value . See Charges and Other Deductions.

If you withdraw purchase payments, you pay a surrender charge from 0% to 7.00% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We will deduct any applicable premium tax from purchase payments or contract value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage if elected. See The Contracts and Annuity Payouts.

For more information about the compensation we pay for sales of the contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. Please check with your investment representative about making additional purchase payments since the requirements of your state may vary. See The Contracts - Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than six (6) per contract year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the subaccounts is less than $2,000). If transferring funds from the fixed account to the subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.

What are Living Benefit Riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, and Lincoln Lifetime IncomeSM Advantage) or, a minimum annuity payout (4LATER (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds and i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit). In addition, the Lincoln Long-Term CareSM Advantage (a qualified long-term care benefit rider) may be available under your contract. If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in this prospectus. In addition, an overview of these riders is provided as an appendix to this prospectus.

What is Lincoln Lifetime IncomeSM Advantage 2.0? Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less purchase payments received in that year) or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, 5% Enhancements to the Income Base (less purchase payments received in that year), automatic annual step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage
2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds? Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is an optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to certain Investment Requirements. You will be subject to certain Investment Requirements in which 100% of your contract value must be allocated among specified subaccounts. See The Contracts - Investment Requirements. All of the other terms and conditions of Lincoln Lifetime IncomeSM Advantage 2.0 continue to apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for sale (except in a limited number of states).

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your contract value of an amount equal to the excess of the initial Guaranteed Amount over the current contract value on the seventh benefit


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

year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for sale (except in a limited number of states).

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an annuity payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the contract value at the time you elect i4LIFE (Reg.
TM) Advantange with the Guaranteed Income Benefit. Certain Living Benefit riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0, 4LATER (Reg. TM) Advantage Protected Funds or 4LATER (Reg. TM) Advantage to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE (Reg.
TM) Advantage. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 - i4LIFE (Reg. TM) Advantage option, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds? Beginning May 21, 2012, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements in which 100% of your contract value must be allocated among specified subaccounts. See The Contracts - Investment Requirements. All other terms and conditions of i4LIFE (Reg. TM) Advantage continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage Regular Income Payments. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage. This rider will no longer be available for sale beginning on or about July 2, 2012, or when the 4LATER (Reg. TM) Advantage Protected Funds rider is approved in your state, whichever is later. Please check with your registered representative for availability.

What is 4LATER (Reg. TM) Advantage Protected Funds? Beginning on or about July 2, 2012, or when available in your state, 4LATER (Reg. TM) Advantage Protected Funds is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage Protected Funds, you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg.
TM) Advantage Protected Funds. There is an additional charge for this rider, and you will be subject to certain Investment Requirements in which 100% of your contract value must be allocated among specified subaccounts. Please see the section The Contracts - Investment Requirements in your prospectus for further information.

What is Lincoln Long-Term CareSM Advantage? The Lincoln Long-Term CareSM Advantage rider (LTC rider) is a qualified long-term care rider that provides a way to manage the potential impact of long-term care expenses. The LTC rider provides the potential to receive benefits equal to your purchase payments plus an additional amount equal to two times your purchase payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract. The LTC rider may only be purchased at the time the contract is issued and is not available if you have already purchased a contract. You cannot simultaneously elect the LTC rider with any other Living Benefit rider. In addition, the EEB Death Benefit is not available for purchasers of the LTC rider. By electing this rider, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The LTC rider is currently only available in a limited number of states. Check with your registered representative regarding availability. See the Lincoln Long-Term CareSM Advantage prospectus supplement for complete details regarding the LTC rider.

What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed annuity payout option that provides periodic annuity payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln

SmartIncomeSM Inflation also provides a guaranteed minimum payout, a death benefit and access to a reserve value from which unscheduled payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A and B to this prospectus provide more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The annual performance of the subaccounts is based on past performance and does not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348 , or call 1-800-942-5500. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On February 7, 1989, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements
The December 31, 2011 financial statements of the VAA and the December 31, 2011 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-942-5500.



Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Adviser

The investment adviser for the American Funds is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation
(LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. As compensation for its services to the funds, each investment adviser receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.

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Certain Payments We Receive with Regard to the Funds

The American Funds and LVIP funds offered as part of this contract make payments to us (or our affiliates) under their distribution plans (12b-1 plans). The payment rates currently range up to 0.35% based on the amount of assets invested in the funds attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the funds goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. The amount we receive from these payments may be substantial.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The death benefits and Living Benefit riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the death benefits and Living Benefit riders, which can limit the contract's upside participation in the markets. You should consult with your financial representative to determine which combination of investment choices and death benefit and/or rider purchases (if any) are appropriate for you.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Asset Allocation Fund: High total return.

  o Blue Chip Income and Growth Fund: Produce income exceeding the average yield of U.S. stocks and long-term growth.

  o Bond Fund: Current income.

  o Cash Management Fund: Current income while preserving capital and maintaining liquidity.

  o Global Balanced FundSM: Long-term growth, conservation of principal and current income.

  o Global Bond Fund: High total return.

  o Global Discovery Fund: Long-term growth.

  o Global Growth Fund: Long-term growth.

  o Global Growth and Income Fund: Long-term growth and current income.

  o Global Small Capitalization Fund: Long-term growth.

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

  o Growth Fund: Growth of capital.

  o Growth-Income Fund: Long-term growth and income.

  o High-Income Bond Fund: High current income.

  o International Fund: Long-term growth.

  o International Growth and Income Fund: Long-term growth and current income.

  o Mortgage FundSM: Current income and capital preservation.

  o New World Fund (Reg. TM): Long-term Capital Appreciation.

  o U.S. Government/AAA Rated Securities Fund: High current income and capital preservation.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.

  o LVIP American Balanced Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP American Growth Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP American Income Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP Protected American Balanced Allocation Fund: Balance between high current income with growth of capital; a fund of funds.

  o LVIP Protected American Growth Allocation Fund: Balance between high current income with growth of capital; a fund of funds.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;

 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts, including Lincoln SmartIncomeSM Inflation payouts, live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that, if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required Regular Income Payments will exceed the Account Value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA


For the base contract, we apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:

                                        With Estate Enhancement
                                        Benefit Rider (EEB)
                                        -------------------------
o   Mortality and expense risk charge            1.65%
o   Administrative charge                        0.10%
                                                  ----
o   Total annual charge for each
    subaccount*                                  1.75%



    Enhanced Guaranteed   Guarantee of
    Minimum Death         Principal Death
    Benefit (EGMDB)       Benefit          Account Value Death Benefit
    --------------------- ---------------- ----------------------------
o          1.45%               1.20%                  1.15%
o          0.10%               0.10%                  0.10%
            ----                ----                   ----
o
           1.55%               1.30%                  1.25%

* For contracts purchased before June 6, 2005, (or later in those states that have not approved the contract changes), the total annual charges are as follows: EEB 1.60%; EGMDB 1.40%; Guarantee of Principal 1.25%; Account Value N/A.

Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each purchase payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1, 2011, your first contract anniversary would be on January 1, 2012, your second contract anniversary would be on January 1, 2013, and so forth.



                                                               Number of contract anniversaries since
                                                                    purchase payment was invested
                                                               ---------------------------------------
                                                                0    1    2    3    4    5    6    7+
      Surrender charge as a percentage of the surrendered or   7%   7%   6%   6%   5%   4%   3%   0
      withdrawn purchase payments

* Older contracts may have different surrender charge schedules. The exact charges are listed in your contract.


A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the seventh anniversary since the purchase payment was invested;
 o The first four withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments (does not apply to the surrender of a contract);
 o A surrender or withdrawal of any purchase payments after the onset of permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies.
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original contractowner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal as a result of a diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be subsequent to the contract date and result in a life expectancy of less than 12 months, as determined by a qualified professional medical practitioner.
 o A surrender or withdrawal of any purchase payments as a result of the admittance of the contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the contractowner has been confined for at least 90 consecutive days;
 o A surrender of the contract as a result of the death of the contractowner, joint owner or annuitant;
 o Purchase payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us;
 o A surrender of a contract or withdrawal of a contract value from contracts issued to selling group individuals:
 o Regular Income Payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us; and
 o Amounts up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime Income (Reg. TM) Advantage, or amounts up to the Guaranteed Annual Income amount under Lincoln Lifetime Income (Reg. TM) Advantage 2.0, subject to certain conditions.

An account fee will be deducted and any Interest adjustment will be made before the deduction of the surrender charge.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

2. Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted.

3. On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings until exhausted; then
  o from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

In some states, number 3 does not apply and number 2 continues to apply after the seventh anniversary of the contract.

Account Fee

During the accumulation period, we will deduct an account fee of $35 ($50 for contracts purchased prior to November 15, 2010) from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 ($50,000 for contracts purchased prior to November 15, 2010) on the contract anniversary, and will be waived after the fifteenth contract year. There is no account fee on contracts issued to selling group individuals. Older contracts may have a lower fee. The exact fee is listed in your contract.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage 2.0 Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage 2.0. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option. There is no additional charge for Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.

The charge is applied to the Income Base (initial purchase payment if purchased at contract issue, or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each subaccount and any fixed account of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the contract value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less purchase payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary, cumulative purchase payments added to the contract, equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the contract value is reduced to zero while the contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on or after October 5, 2009. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the rider charge is assessed. For Riders purchased on or after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional purchase payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

As of December 31, 2010 (or later in certain states), this rider is no longer available for purchase.

4LATER (Reg. TM) Advantage Protected Funds Charge. While this rider is in effect, there is a charge for the 4LATER (Reg. TM) Advantage Protected Funds. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option.

The charge is applied to the Income Base (initial purchase payment if purchased at contract issue, or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and decreased for withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each subaccount and any fixed account of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the 4LATER (Reg. TM) Advantage Protected Funds Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rate for the charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the contract value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt-out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base subject to withdrawals. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less purchase payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the 4LATER (Reg. TM) Advantage Protected Funds section. During the first 10 Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge. After the 10th Benefit Year anniversary the percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the percentage charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current percentage charge will remain in effect and the Income Base will be returned to the prior Income Base adjusted for withdrawals. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The percentage charge will increase to the then current annual percentage charge, if after the first Benefit Year anniversary, cumulative purchase payments added to the contract equal or exceed $100,000. You may not opt-out of this rider charge increase. See the 4LATER (Reg. TM) Advantage Protected Funds
- Income Base. The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

If you purchase this rider in the future, the percentage charge will be the current charge in effect at the time of purchase. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up Option is no longer available for purchase.

The charge is applied to the Guaranteed Amount (initial purchase payment, if purchased at contract issue, or contract value at the time of election) as increased for subsequent purchase payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each subaccount and any fixed account of the contract on the valuation date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the valuation date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment if purchased at contract issue, or contract value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg.
TM) Guaranteed Income Benefit. The Income Base is increased for subsequent purchase payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

On or about July 2, 2012, this rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage is subject to a daily charge that is based on your Account Value. The initial Account Value is your contract value on the valuation date i4LIFE (Reg. TM) Advantage becomes effective (or initial purchase payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as withdrawals. i4LIFE (Reg. TM) Advantage provides Regular Income Payments for your life, subject to certain conditions, during two time periods: the Access Period and the Lifetime Income Period. During the Access Period, you have access to your Account Value. You select when the Access Period begins and ends at the time you elect i4LIFE (Reg. TM) Advantage. The Lifetime Income Period begins immediately after the Access Period ends. The Lifetime Income Period ends when you die (or upon the death of a Secondary Life, if any).

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.65% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 1.70% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 1.95% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all death benefit options is 1.65%. This charge consists of a mortality and expense risk charge, and an administrative charge. These charges replace the Separate Account Annual Expenses for the base contract. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds pay different charges for i4LIFE (Reg. TM) Advantage. If i4LIFE (Reg. TM) Advantage is elected at the time the contract is issued, i4LIFE (Reg. TM) Advantage will become effective as of the contract's effective date, and we will begin deducting the charge at that time. If i4LIFE (Reg. TM) is elected at any point after the contract has been issued, i4LIFE (Reg. TM) Advantage will become effective as of the next valuation date after we receive a completed election form in good order at our Home Office. We will begin deducting the charge at that time. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% (2.15% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.35% (2.20% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.60% (2.45% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.55% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.80% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract. There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds over and above the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4).

The Guaranteed Income Benefit percentage charge will not change until there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds. Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds may carry over certain features of the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4). If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your death benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds, the charges for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base (the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base less the Lincoln Lifetime IncomeSM Advantage 2.0 Guaranteed Annual Income amounts paid since the last Automatic Step-up or 4LATER (Reg. TM) Advantage Protected Funds Income Base), or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds for a description of the Income Base. The total annual subaccount charges of 1.55% for the EGMDB, 1.30% for the Guarantee of Principal death benefit and 1.25% for the Account Value death benefit also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds.

The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds will not change until there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg.
TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) The charge rate is based upon surrender experience, mortality experience, contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 and 4LATER (Reg. TM) Advantage Protected Funds is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (version 4) and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the contractowner is 65 years old on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the contractowner's age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base. (The same calculation method applies to purchasers of 4LATER (Reg. TM) Advantage Protected Funds except for the different initial Guaranteed Income Benefit rates set forth in the Guaranteed Income Benefit (version 4) description later in this prospectus.)



  1/1/10   Initial i4LIFE (Reg. TM) Advantage Account Value                                       $ 100,000
  1/1/10   Income Base as of the last valuation date under Lincoln Lifetime IncomeSM              $ 125,000
           Advantage 2.0
  1/1/10   Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit    $1,312.50
           (version 4) ($125,000 * 1.05% current charge for Lincoln Lifetime IncomeSM
           Advantage 2.0) (charge is assessed against the Income Base since it is larger than the Account Value)
  1/2/10   Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of     $   5,066
           how the Regular Income Payment is calculated is shown in the SAI)
  1/2/10   Initial Guaranteed Income Benefit (4% * $125,000 Income Base)                          $   5,000

The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.



  1/2/11   Recalculated Regular Income Payment (due to market gain in Account Value)               $   6,900
  1/2/11   New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)                     $   5,175
  1/2/11   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version    $1,358.44
           4) ($1,312.50 * ($5,175/$5,000)) Prior charge * [ratio of increased
           Guaranteed Income Benefit to prior Guaranteed Income Benefit]

If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)


Continuing the above example:



  1/2/11   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version    $1,358.44
              4)
  1/2/12   Recalculated Regular Income Payment (due to Account Value increase)                     $   7,400
  1/2/12   New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment)                     $   5,550
           Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from
           1.05% to 1.15%.
  1/2/12   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit             $1,595.63
           ($1,358.44 * ($5,550/$5,175) * (1.15%/1.05%))

The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income

Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any Excess Withdrawals. Future step-ups as described in the rider would continue.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage and Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% for the i4LIFE (Reg. TM) Account Value death benefit; 2.35% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.60% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg.
TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.15% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.20% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.45% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.

Other Charges and Deductions

The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Interest Adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.25% of the value in the VAA will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation. There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge

(as a percentage of the Unscheduled Payment)*



Rider Year     1    2    3    4    5    6    7    8
-------------- ---- ---- ---- ---- ---- ---- ---- ---
  Charge       7%   7%   7%   6%   5%   4%   3%   0%

* A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.


Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received in good order at our Home Office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

You may make purchase payments to the contract at any time, subject to certain conditions. You are not required to make any additional purchase payments after the initial purchase payment. There may be some restrictions on making additional purchase payments if you purchased a Living Benefit rider. See the Living Benefit riders section for additional information. The minimum initial purchase payment is $10,000 ($25,000 for contracts purchased prior to November 15, 2010). The minimum for selling group individuals is $1,500. The minimum annual amount for additional purchase payments is $300. Please check with your investment representative about making additional purchase payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a purchase payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the purchase payment to you. Purchase payments totaling $2 million or more are subject to Home Office approval. If you stop making purchase payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders. Purchase payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available.


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The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account is $2,000, ($300 for contracts issued prior to June 2, 2003 (or later depending on your state), subject to state approval).

If we receive your purchase payment from you or your broker-dealer in good order at our Home Office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment in good order at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we generally will not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one sub account to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to six (6) per contract year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing programs elected on forms available from us. (See Additional Services and the SAI for more information on these programs.) These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg. TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home Office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following


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instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office.

Requests for transfers will be processed on the valuation date that they are received when they are received in good order at our Home Office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

After the first thirty days from the effective date of your contract, if your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the variable subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer all of the contract value in the fixed accounts to the variable subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.


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

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and annuitant changes. Nonqualified


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contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any death benefit or Living Benefits in this product and may be prohibited under the terms of a particular rider. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the Annuity Commencement Date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change, however we reserve the right to approve all annuitant changes. This may not be allowed if certain riders are in effect. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefits or living benefits. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received in good order at the Home Office. If we receive a surrender or withdrawal request in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post 1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant (a) attains age 591/2, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions under the Texas Optional Retirement Program, later in this prospectus.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to contractowners. In order to take advantage of one of these services, you will need to


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

complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining contract value in the DCA program will be allocated to the variable subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract - Interest Adjustment.

The cross-reinvestment service automatically transfers the contract value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. You specify the applicable subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available unless the contractowner had enrolled in this service prior to this date.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Asset Allocation Models

The asset allocation models discussed below are not available for contracts purchased on or after November 15, 2010.

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by Wilshire Associates, a registered investment advisory firm for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the American Legacy subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.


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

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

The following asset allocation models have been prepared by Wilshire Associates. The models are comprised of funds from the American Funds Insurance Series that are offered within your contract.

At this time, the available models are as follows:
 o American Legacy Fundamental Growth Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in eight equity subaccounts and 10% in two fixed income subaccounts. This model seeks long-term growth of capital. This model is not available for contracts purchased on or after November 15, 2010.
 o American Legacy Fundamental Growth and Income Model is composed of specified underlying subaccounts representing a target allocation of approximately
   80% in eight equity subaccounts and 20% in four fixed income subaccounts. This model seeks a balance between a high level of current income and growth of capital, with greater emphasis on growth of capital. This model is not available for contracts purchased on or after June 30, 2009.
 o American Legacy Fundamental Balanced Model is composed of specified underlying subaccounts representing a target allocation of approximately
   60% in seven equity subaccounts and 40% in four fixed income subaccounts. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. This model is not available for contracts purchased on or after November 15, 2010.
 o American Legacy Fundamental Equity Growth Model is composed of specified underlying subaccounts representing a target allocation of approximately
   70% in eight equity subaccounts and 30% in four fixed income subaccounts. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. This model is not available for contracts purchased on or after November 15, 2010.
 o American Legacy Fundamental Income Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in six equity subaccounts and 60% in three fixed income subaccounts. This model seeks a high level of current income with some consideration given to growth of capital. This model is not available for contracts purchased on or after November 15, 2010.

Your registered representative will have more information on the specific investments of each model.


Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...                               AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     There is a surviving joint owner     The annuitant is living or deceased    joint owner
 contractowner     There is no surviving joint owner    The annuitant is living or deceased    designated beneficiary
contractowner     There is no surviving joint owner    The annuitant is living or deceased    contractowner's estate
                  and the beneficiary predeceases the
                  contractowner

 UPON DEATH OF:    AND...
annuitant         The contractowner is living
 annuitant         The contractowner is living
annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                DEATH BENEFIT PROCEEDS PASS TO:
annuitant         There is no contingent annuitant      The youngest contractowner
                                                        becomes the contingent annuitant
                                                        and the contract continues. The
                                                        contractowner may waive* this
                                                        continuation and receive the death
                                                        benefit proceeds.
 annuitant         The contingent annuitant is living    contingent annuitant becomes the
                                                        annuitant and the contract continues
annuitant**       No contingent annuitant allowed       designated beneficiary
                  with non-natural contractowner


* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the Annuity Commencement Date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this death benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.

Account Value Death Benefit. Contractowners who purchase their contracts on or after June 6, 2005, (or later in those states that have not approved the contract changes) may select the Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a death benefit equal to the contract value on the valuation date the death benefit is approved by us for payment. No additional death benefit is provided. Once you have selected this death benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage).

For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all purchase payments is reduced by the sum of all withdrawals.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

For contracts issued on or after June 6, 2005, (or later in those states that have not approved the contract changes), you may discontinue the Guarantee of Principal Death Benefit by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the valuation date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB)

If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o the current contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after June 6, 2005, (or later in those states that have not approved the contract changes), you may also choose the Account Value Death Benefit. We will deduct the applicable charge for the new death benefit as of that date. See Charges and Other Deductions.

The EGMDB is only available under nonqualified, IRA or Roth IRA contracts if the contractowner, joint owner and annuitant are under age 80 at the time of issuance.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this rider is the greatest of the following amounts:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o The highest contract value on any contract anniversary (including the inception date) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The EEB rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the rider becomes available in your state may only elect the rider at the time of purchase.

The EEB rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity.Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older, and the EEB Rider death benefit will be reduced to the EGMDB death benefit for a total charge of 1.55% or 1.40% if your contract was purchased before June 6, 2005, (or later in those states that have not approved the contract changes).

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in good order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements

If you purchase a Living Benefit rider (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Income Benefit under i4LIFE (Reg.
TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, 4LATER (Reg. TM) Advantage Protected Funds or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds), you will be subject to Investment Requirements, which means you will be limited in how much you can invest in certain subaccounts of your contract. Investment Requirements apply whether you purchase a Living Benefit rider at contract issue, or if you add a Living Benefit rider to an existing contract. The Living Benefit rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg. TM) without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Under each option, we have divided the subaccounts of your contract into groups and have specified the minimum or maximum percentages of contract value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit rider you purchase. If you do not elect a Living Benefit rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.



                                                                                                      YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                         AND THE DATE OF ELECTION IS...              INVESTMENT REQUIREMENTS
4LATER (Reg. TM) Advantage Protected Funds              On or after July 2, 2012                     Option 3
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit    On or after May 21, 2012                     Option 3
Protected Funds
Lincoln Lifetime IncomeSM Advantage 2.0                 On or after April 2, 2012                    Option 3
Protected Funds
 Lincoln Lifetime IncomeSM Advantage 2.0                 On or after November 15, 2010                Option 3
Lincoln Lifetime IncomeSM Advantage                     February 19, 2008 through January 19, 2009   Option 2
                                                        On or after January 20, 2009                 Option 3
 Lincoln SmartSecurity (Reg. TM) Advantage               Prior to April 10, 2006                      N/A
                                                        April 10, 2006 through January 19, 2009      Option 1
                                                        On or after January 20, 2009                 Option 3
4LATER (Reg. TM) Advantage                              April 10, 2006 through January 19, 2009      Option 1
                                                        On or after January 20, 2009                 Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income       Prior to April 10, 2006                      N/A
Benefit (v.1)                                           On or after April 10, 2006                   Option 1
i4LIFE (Reg. TM) Advantage with Guaranteed Income       April 10, 2006 through January 19, 2009      Option 1
Benefit (v.2)                                           On or after January 20, 2009                 Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income       October 6, 2008 through January 19, 2009     Option 2
Benefit (v.3)                                           On or after January 20, 2009                 Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income       On or after November 15, 2010                Option 3
Benefit (v.4)

Investment Requirements - Option 1

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts") (Note: not all subaccounts are available with all contracts):

 o Global Discovery
 o Global Growth
 o Global Growth and Income
 o Global Small Capitalization
 o High-Income Bond
 o International
 o International Growth and Income
 o New World

All other variable subaccounts will be referred to as "Non-Limited Subaccounts"
..

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total contract value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the American Funds Cash Management subaccount. We reserve the right to designate a different investment option other than the American Funds Cash Management subaccount as the default investment option should there be no contract value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move subaccounts on or off the Limited Subaccount list, exclude subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the American Funds Cash Management subaccount as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional purchase payments or to future transfers of contract value. You will not be required to change allocations to existing subaccounts, but you will not be allowed to add money, by either an additional purchase payment or a contract transfer, in excess of the new percentage applicable to a subaccount or subaccount group. This does not apply to subaccounts added to Investment Requirements on or after June 30, 2009.

4. for subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.


At this time, the subaccount groups are as follows:



Group 1                                              Group 2
Investments must be at least 25% of contract value   Investments cannot exceed 75% of contract value or
or Account Value                                     Account Value
---------------------------------------------------- --------------------------------------------------------
1. Bond                                              All other investment options except as discussed below.
2. Global Bond
3. High-Income Bond
4. Mortgage FundSM
5. U.S. Government/AAA-Rated Securities
Group 3
Investments cannot exceed 10% of contract value or
Account Value
----------------------------------------------------
No subaccounts at this time.

To satisfy these Investment Requirements, you may allocate 100% of your contract value among the subaccounts on the following list; however, if you allocate less than 100% of contract value to or among these subaccounts, then these subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The fixed account is only available for dollar cost averaging.

 o Asset Allocation Fund
 o Bond Fund
 o Global Balanced FundSM
 o Global Bond Fund
 o High-Income Bond Fund
 o Mortgage FundSM

 o U.S. Government/AAA-Rated Securities Fund
 o LVIP American Balanced Allocation Fund
 o LVIP American Growth Allocation Fund
 o LVIP American Income Allocation Fund
 o LVIP Protected American Balanced Allocation Fund
 o LVIP Protected American Growth Allocation Fund

To satisfy these Investment Requirements, contract value may be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. At this time, 100% of the contract value can be allocated to one of the following models: American Legacy Fundamental Growth and Income Model, American Legacy Fundamental Equity Growth Model, American Legacy Fundamental Balanced Model, or American Legacy Fundamental Income Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1 or Group 2 subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the Asset Allocation Fund (a subaccount) or the LVIP

American Income Allocation Fund, or to one of these asset allocation models: the American Legacy Fundamental Balanced Model or the American Legacy Fundamental Income Model.


Investment Requirements - Option 3

If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds or 4LATER (Reg.
TM) Advantage Protected Funds, you must allocate 100% of your contract value among one or more of the following subaccounts only: LVIP Protected American Balanced Allocation Fund and LVIP Protected American Growth Allocation Fund. You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider. See the Termination section applicable to your rider for more information.

For all other Living Benefit riders, you can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements, then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the American Funds Cash Management subaccount as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time, in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.



At this time, the subaccount groups are as follows:



Group 1                                              Group 2
Investments must be at least 30% of contract value   Investments cannot exceed 70% of contract value or
or Account Value                                     Account Value
---------------------------------------------------- --------------------------------------------------------
1. Bond Fund                                         All other investment options except as discussed below.
2. Global Bond Fund
3. Mortgage FundSM
4. U.S. Government/AAA-Rated Securities
Group 3
Investments cannot exceed 10% of contract value or
Account Value
----------------------------------------------------
No subaccounts at this time.

To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds listed below, as an alternative. If you allocate less than 100% of contract value or Account Value under i4LIFE (Reg. TM) Advantage to or among these funds, then the funds listed below that are also listed in Group 1 will be subject to Group 1 restrictions.* Any remaining funds listed below that are not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions. The fixed account is only available for dollar cost averaging.

 o Asset Allocation Fund
 o Bond Fund*
 o Global Balanced FundSM
 o Global Bond Fund*
 o Mortgage FundSM*
 o U.S. Government/AAA-Rated Securities Fund*

 o LVIP American Balanced Allocation Fund
 o LVIP American Growth Allocation Fund
 o LVIP American Income Allocation Fund
 o LVIP Protected American Balanced Allocation Fund
 o LVIP Protected American Growth Allocation Fund

To satisfy these Investment Requirements, contract value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the contract value can be allocated to one of the following models: American Legacy Fundamental Equity Growth Model, American Legacy Fundamental Balanced Model, or American Legacy Fundamental Income Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1 or Group 2 subaccounts as described above. These models will not be available for contracts purchased on or after November 15, 2010.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP American Income Allocation Fund subaccount or the American Legacy Fundamental Income Model. The models will not be available for contracts purchased on or after November 15, 2010.


Living Benefit Riders

The optional Living Benefit riders offered under this variable annuity contract
- Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage Protected Funds - are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum annuity payout (i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Protected Funds, and 4LATER (Reg. TM) Advantage). You may not elect more than one Living Benefit rider at a time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

The overview chart provided as an appendix to this prospectus provides a brief description and comparison of each Living Benefit rider. Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.


Lincoln Lifetime IncomeSM Advantage 2.0

The Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit rider available for purchase in your contract that provides:
 o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial purchase payment or contract value, if elected after the contract's effective date);
 o A 5% Enhancement to the Income Base (less purchase payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the contract value if the contract value is equal to or greater than the Income Base after the 5% Enhancement;
 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
 o An optional feature, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, if elected, that provides a higher Guaranteed Annual Income percentage if you adhere to additional Investment Requirements.

All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds except as noted.

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 the purchase payment or contract value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as contractowner/annuitant (single life option) or for the lives you as contractowner/annuitant and your spouse as joint owner (joint life option). The contractowner, annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial purchase payment (or contract value if elected after contract issue), increased by subsequent purchase payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. No additional purchase payments are allowed if the contract value decreases to zero for any reason. No additional purchase payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.

Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to age 55 or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. These options are discussed below in detail.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing the Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of the Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. The Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is available for purchase with new and existing nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The contractowner/annuitant as well as the spouse under the joint life option must be under age 86 at the time this rider is elected. You cannot elect the rider and any other living benefit rider offered in your contract at the same time (Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage). You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or Lincoln SmartIncomeSM Inflation, which are annuity payout options. You must wait at least 12 months after terminating your Living Benefit rider or any other living benefits we may offer in the future before electing Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds, i4LIFE (Reg.
TM) Advantage and Annuity Payouts - Lincoln SmartIncomeSM Inflation for more information. There is no guarantee that the Lincoln Lifetime IncomeSM Advantage
2.0 will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds as there would be no additional benefit to you.

If you are an existing contractowner and have elected a Living Benefit rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will have a transition period of 30 days prior to or after your first Benefit Year Anniversary after Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds became available in your state to terminate your current Living Benefit rider and elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. Outside of the transition period, you must first terminate your existing Living Benefit rider, subject to the termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. For further information on termination rules, see the "Termination" section associated with your Living Benefit rider. In all cases, by terminating your existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase the Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be limited in your ability to invest within the subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be subject to additional Investment Requirements as set forth in the Investment Requirements section of this prospectus. In addition, the fixed account is not available except for use with dollar cost averaging. See the Investment Requirements section in this prospectus for more information.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a death benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial purchase payment. If you elect the rider after we issue the contract, the initial Income Base will equal the contract value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives. See The Contracts - Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds and Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments automatically increase the Income Base by the amount of the purchase payment (not to exceed the maximum Income Base); for example, a $10,000 additional purchase payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. If we grant approval to exceed the $100,000 additional purchase payment restriction, the charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional purchase payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional purchase payments occur. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus purchase payments received in that year, will be increased by 5% if the contract owner/annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any purchase payment made after the initial purchase payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any purchase payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage 2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial purchase payment = $100,000; Income Base = $100,000

Additional purchase payment on day 30 = $15,000; Income Base = $115,000

Additional purchase payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year Anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.

If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional purchase payment made during that Benefit Year that exceeds the $100,000 purchase payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) are still living and under age 86; and

   b. the contract value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any purchase payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current contract value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage
2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional purchase payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments):

                                                                 Income Base with                 Potential for Charge
                                                Contract Value    5% Enhancement    Income Base        to Change
                                               ---------------- ------------------ ------------- ---------------------
         Initial Purchase Payment $50,000 .         $50,000            N/A            $50,000             N/A
         1st Benefit Year Anniversary.........      $54,000           $52,500         $54,000             Yes
         2nd Benefit Year Anniversary.........      $53,900           $56,700         $56,700             No
         3rd Benefit Year Anniversary.........      $56,000           $59,535         $59,535             No
         4th Benefit Year Anniversary.........      $64,000           $62,512         $64,000             Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.


The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase the Lincoln Lifetime IncomeSM Advantage 2.0 rider at age 60 (single life option), your Guaranteed Annual Income percentage is 4%. If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any purchase payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year Anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

Guaranteed Annual Income Percentages by Ages for Lincoln Lifetime IncomeSM Advantage 2.0 elections on or after April 2, 2012:

                               Guaranteed                        Age (Joint Life              Guaranteed Annual Income
Age (Single                    Annual Income amount              Option - younger of          amount percentage
Life Option)                   percentage (Single Life Option)   you and your spouse's age)   (Joint Life Option)
------------------------------ --------------------------------- ---------------------------- -------------------------
At Least 55 and under 59 1/2                3.50%                           55-64                       3.50%
59 1/2 -64                                  4.00%                           65-69                       4.50%
65-69                                       4.50%                              70+                      5.00%
70+                                         5.00%

Guaranteed Annual Income Percentages by Ages for Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to April 2, 2012:

                               Guaranteed                        Age (Joint Life              Guaranteed Annual Income
Age (Single                    Annual Income amount              Option - younger of          amount percentage
Life Option)                   percentage (Single Life Option)   you and your spouse's age)   (Joint Life Option)
------------------------------ --------------------------------- ---------------------------- -------------------------
At Least 55 and under 59 1/2                4.00%                           55-64             4.00%
59 1/2+                                     5.00%                              65+            5.00%

Guaranteed Annual Income Percentages by Ages for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds :

                               Guaranteed                        Age (Joint Life              Guaranteed Annual Income
Age (Single                    Annual Income amount              Option - younger of          amount percentage
Life Option)                   percentage (Single Life Option)   you and your spouse's age)   (Joint Life Option)
------------------------------ --------------------------------- ---------------------------- --------------------------
At Least 55 and under 59 1/2                4.00%                           55-64             4.00%
59 1/2 +                                    5.00%                              65+            5.00%

If your contract value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the contract value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.

The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the contract value. The contractowner is age 60 (4% Guaranteed Annual Income percentage for single life option) on the rider's effective date, and makes an initial purchase payment of $200,000 into the contract:



         Contract value on the rider's effective date                 $200,000
         Income Base on the rider's effective date                    $200,000
         Initial Guaranteed Annual Income amount on the rider's       $  8,000
         effective date ($200,000 x 4%)
         Contract value six months after rider's effective date       $210,000
         Income Base six months after rider's effective date          $200,000
         Withdrawal six months after rider's effective date when      $  8,000
         contractowner is still age 60
         Contract value after withdrawal ($210,000 - $8,000)          $202,000
         Income Base after withdrawal ($200,000 - $0)                 $200,000
         Contract value on first Benefit Year anniversary             $205,000
         Income Base on first Benefit Year anniversary                $205,000
         Guaranteed Annual Income amount on first Benefit Year        $  8,200
         anniversary ($205,000 x 4%)

Since there was a withdrawal during the first year the 5% Enhancement is not available but the Automatic Annual Step-up was available and increased the Income Base to the contract value of $205,000. On the first anniversary of the rider's effective date the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase payments added to the contract subsequent to the initial purchase payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent purchase payment. For example, assuming a contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional purchase payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a purchase payment is added to the contract.

Cumulative additional purchase payments into the contract that exceed $100,000 after the first anniversary of the rider effective date must receive Home Office approval. Additional purchase payments will not be allowed if the contract value is zero. No additional purchase payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 65 or older or the youngest of the contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. If no withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available when the contractowner/annuitant is age 65 or the youngest of the contractowner and spouse is age 65 (joint life option). If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the contractowner/annuitant is age 65 or the youngest of the contractowner and spouse is age 65 (joint life option). You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any purchase payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement. The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional purchase payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the contract value. The contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000) After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The contract value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The contract value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 contract value ($8,600 - $56,600)

Contract value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions - Surrender Charge.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the contract value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the death benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following death benefits: the Guarantee of Principal Death benefit, the EGMDB or the EEB rider. If the Account Value death benefit option is in effect, the beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an annuity payout option which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other annuity payout options, including i4LIFE (Reg.
TM) Advantage, which are based on your contract value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract the final payment will be equal to the sum of all purchase payments, decreased by withdrawals. If the effective date of the rider is after the effective date of the contract the final payment will be equal to the contract value on the effective date of the rider, increased for purchase payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described earlier in this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln

Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable); or

 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Guaranteed Annual Income amount or contract value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit rider or any other living benefits we may offer in the future.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage 2.0 and the Lincoln SmartSecurity (Reg. TM) Advantage (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage 2.0 has the opportunity to provide a higher Income Base than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because of the 5% Enhancement or Automatic Annual Step-up. You should compare the annual income percentage available under each rider. The Income Base for Lincoln Lifetime IncomeSM Advantage 2.0 may also be higher than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because withdrawals equal to or less than the Guaranteed Annual Income amount do not reduce the Income Base whereas withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage reduce the Guaranteed Amount. Lincoln Lifetime IncomeSM Advantage 2.0 also provides the potential for lifetime withdrawals from an earlier age (rather than age 65 with the Lincoln SmartSecurity (Reg. TM) Advantage). However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage 2.0 is higher and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement and after the 10th Benefit Year anniversary upon a 5% Enhancement. In addition, the guaranteed maximum charge is higher for Lincoln Lifetime IncomeSM Advantage 2.0. Since the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base is not reduced by withdrawals that are less than or equal to the Guaranteed Annual Income amount, the charge, which is applied against the Income Base will not be reduced. Whereas with Lincoln SmartSecurity (Reg. TM) Advantage, withdrawals reduce the Guaranteed Amount against which the Lincoln SmartSecurity (Reg. TM) Advantage charge is applied. In addition, the Lincoln SmartSecurity (Reg. TM) Advantage provides that guaranteed Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage 2.0 does not offer this feature.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE (Reg. TM) Advantage is an optional annuity payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale as long as the election occurs prior to the Annuity Commencement Date. Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 is made, the contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) joint life option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage
2.0. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each annuity payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of purchase payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage
2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the contract value exceeds purchase payments), and then as a nontaxable return of purchase payments.

The initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be equal to the current annual rate in effect for your Lincoln Lifetime IncomeSM Advantage 2.0 rider. This charge is in addition to the mortality and expense risk and administrative charge for your base contract death benefit option. The charge is calculated based upon the greater of the value of the Income Base or contract value as of the last valuation date under Lincoln Lifetime IncomeSM Advantage 2.0 prior to election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Access Period, this charge is deducted from the i4LIFE (Reg. TM) Advantage Account Value on a quarterly basis with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Lifetime Income Period, this charge is deducted annually. The initial charge may increase annually upon a step-up of the Guaranteed Income Benefit by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase, if any, to the Guaranteed Income Benefit and the percentage increase if any to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. If an Excess Withdrawal occurs, the charge will decrease by the same percentage as the percentage change to the Account Value.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all purchase payment amounts on a dollar for dollar basis for purposes of calculating the death benefit under the Guarantee of Principal Death Benefit. The same also applies to the the EGMDB or the EEB rider if the death benefit is based on the sum of all purchase payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the death benefit if both the EGMDB and the Lincoln Lifetime IncomeSM Advantage 2.0 are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:
Contract value before withdrawal $80,000
Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

   a) Contract value $80,000

   b) Sum of purchase payments $100,000
     c) Highest anniversary contract value $150,000
Withdrawal of $9,000 will impact the death benefit calculation as follows:
   a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
   b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,932 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the death benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage provides minimum, guaranteed, periodic withdrawals for your life as contractowner/ annuitant (single life option) or for the lives of you as contractowner/annuitant and your spouse as joint owner or primary beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The contractowner, annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason. The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders are no longer available for purchase as of December 31, 2010.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your contract value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments made within 90 days of rider election) over your contract value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with the Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you (and your spouse, if applicable) die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your (or your spouse's) death.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment. If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:



         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments received in that year, will be increased by 5% if the contractowner/annuitant (as well as the spouse if the joint life option is in effect) are under age 86 and the rider is within the 10 year period described below. Additional purchase payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment. Any purchase payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Guaranteed Amount = $100,000

Additional purchase payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional purchase payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year Anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the contractowner/annuitant or upon the death of the survivor of the contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5%

Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the contract value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the contractowner/annuitant (single life option) is 591/2 or older or the contractowner and spouse (joint life option) are age 65 or older.

   b. If the contractowner/annuitant (single life option) is under age 591/2 or the contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the contract value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) are both still living and under age 86; and


   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments and issue age above 591/2 (single life) or 65 (joint life):



                                                                              Potential for   Length of 5%
                                                                 Guaranteed     Charge to     Enhancement
                                                Contract Value     Amount         Change         Period
                                               ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         No              10
         1st Benefit Year Anniversary.........      $54,000        $54,000        Yes              10
         2nd Benefit Year Anniversary.........      $53,900        $56,700         No               9
         3rd Benefit Year Anniversary.........      $57,000        $59,535         No               8
         4th Benefit Year Anniversary.........      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

     2) an Excess Withdrawal (defined below) has occurred; or

   3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 55 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option)as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 591/2 or older or the contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments and the contractowner (single life) is older than 591/2 and the contractowner and spouse (joint life) are both older than 65):



                                                                 Guaranteed    Maximum Annual
                                                Contract Value     Amount     Withdrawal Amount
                                               ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         $2,500
         1st Benefit Year Anniversary.........      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary.........      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary.........      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary.........      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The contract value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 contract value ($7,000 / $55,000)

Contract value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the contractowner is age 591/2 (single life) or the contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the contract value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the contract value occurs. This Automatic Annual Step-up will not occur until the contract value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 purchase payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a contract value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/ $90,000) and the new Maximum Annual
Withdrawal amount is $4,722 (5% times $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your contract value equal to the excess of your initial Guaranteed Amount (plus any purchase payments made within 90 days of the rider effective date), over your current contract value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the contract value and the initial Guaranteed Amount (plus any purchase payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in contract value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial purchase payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current contract value is $90,000; the contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the death benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may terminate the joint life option and purchase a single life option, if available, (if the contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.

After a divorce, the contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the seventh anniversary of the effective date of the rider, the contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the contract value equal to the excess of your initial Guaranteed Amount over the contract value;
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can elect Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage or any other living benefits we may offer in the future. The one-year wait does not apply to the election of a new rider after the exercise (and resulting termination) of the Lincoln Lifetime IncomeSM Advantage Plus.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an annuity payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.

Lincoln Lifetime IncomeSM Advantage is no longer available for purchase.

Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up

The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase after January 16, 2009. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

By purchasing this rider, you will be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage 2.0, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.

If the benefit is elected at contract issue, then the rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the annuitant).

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.


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

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a. the contractowner or joint owner is still living; and

   b. the contract value as of the valuation date, after the deduction of any withdrawals (including surrender charges and Interest Adjustments), the rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the contract value or the current Guaranteed Amount if:

     a. each contractowner and annuitant is under age 81; and

     b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):



                                                                  Guaranteed
                                                 Contract Value     Amount
         o Initial purchase payment $50,000          $50,000     $50,000
         o 1st Benefit Year Anniversary              $54,000     $54,000
         o 2nd Benefit Year Anniversary              $53,900     $54,000
         o 3rd Benefit Year Anniversary              $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

     a. the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code
Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


     1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a contract year) and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest
Adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (contractowner) and your spouse (if the joint life option is purchased), as long as:

     1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2) An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

   1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a. the contractowner (and spouse if applicable) is age 65;

 b. the contract is currently within a 10-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new 10-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and

     c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments over life expectancy (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a joint life option to a single life option (if the contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can re-elect Lincoln SmartSecurity (Reg. TM) Advantage, or purchase Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage or any other living benefit we are offering in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts , applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.

Availability. The Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option must be under age 81 at the time this rider is elected. You cannot elect the rider on or after the purchase of i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage Protected Funds, 4LATER (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or on or after the Annuity Commencement Date. The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase.


There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. Check with your investment representative regarding availability.


4LATER (Reg. TM) Advantage Protected Funds

Beginning on or about July 2, 2012, or when available in your state, 4LATER (Reg. TM) Advantage Protected Funds is a rider that provides an Income Base which will be used to establish the amount of the Guaranteed Income Benefit payment upon the election of the i4LIFE (Reg. TM) Advantage rider. If you elect 4LATER (Reg. TM) Advantage Protected Funds, you must later elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds feature under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) to receive a benefit from 4LATER (Reg. TM) Advantage Protected Funds. You will be subject to certain Investment Requirements in which 100% of your contract value must be allocated among specified subaccounts. Please see the section The Contracts - Investment Requirements in your prospectus for further information.

Income Base. The Income Base is an amount used to calculate the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds at a later date. The Income Base is not available to you as a lump sum withdrawal or as a death benefit. The initial Income Base varies based on when you elect the rider. If you elect the 4LATER (Reg. TM) Advantage Protected Funds at the time you purchase the contract, the Income Base will be equal to the initial purchase payment. If you elect the rider after you have purchased the contract, the initial Income Base will equal the contract value on the effective date of 4LATER (Reg. TM) Advantage Protected Funds. The maximum Income Base is $10,000,000. The maximum takes into consideration the total guaranteed amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or Secondary Life, if joint life option) are the covered lives.

Additional purchase payments automatically increase the Income Base by the amount of the purchase payments (not to exceed the maximum Income Base). For example, an additional purchase payment of $10,000 will increase the Income Base by $10,000. After the first anniversary of the rider effective date, cumulative additional purchase payments will be limited to $100,000. Cumulative purchase payments in excess of $100,000 require Home Office approval. If we grant approval to exceed the $100,000 additional purchase payment restriction, the charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason, including market loss.

Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal.

The following example demonstrates the impact of a withdrawal on the Income Base and the contract value. The contractowner makes a withdrawal of $11,200 which causes a $12,550 reduction in the Income Base.

Prior to the withdrawal:
Contract value = $112,000
Income Base = $125,500

After a withdrawal of $11,200, the contract value is reduced by 10% ($11,200) and the Income Base is also reduced by 10%, the same proportion that the withdrawal reduced the contract value ($11,200 - $112,000)

Contract value = $100,800 ($112,000 - $11,200)
Income Base = $112,950 ($125,500 x 10% = $12,550; $125,500 - $12,550 =
$112,950)

In a declining market, withdrawals may significantly reduce your Income Base. If the Income Base is reduced to zero due to withdrawals, this rider will terminate. If the contract value is reduced to zero due to a withdrawal, both the rider and the contract will terminate.

Automatic Annual Step-up. The Income Base will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (single life option), or the contractowner and Secondary Life (joint life option) are still living and under age 86; and

   b. the contract value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any purchase payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

The Automatic Annual Step-up is available even in years in which a withdrawal has occurred.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus purchase payments received in that year, will be increased by 5% if:

     a. the contractowner/annuitant (as well as the Secondary Life if the joint life option is in effect) are under age 86; and

     b. if there were no withdrawals in that year; and

     c. the rider is within the Enhancement Period described below.

The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will terminate at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any new purchase payment made after the initial purchase payment will be added immediately to the Income Base. However, any new purchase payment must be invested in the contract for at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any new purchase payments made within the first 90 days after the effective date of 4LATER (Reg. TM) Advantage Protected Funds will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline the Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the 4LATER (Reg. TM) Advantage Protected Funds charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the contractowner/annuitant (single life option), or the contractowner and Secondary Life (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial purchase payment = $100,000; Income Base = $100,000

Additional purchase payment on day 30 = $15,000; Income Base = $115,000

Additional purchase payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year Anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.


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As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

The following is an example of how the Automatic Annual Step-ups and the 5% Enhancement affect the Income Base and the potential for the charge to increase or decrease (assuming there have been no withdrawals or new purchase payments):



                                                                                                  Potential for
                                                                 Income Base with                    Charge
                                                Contract Value    5% Enhancement    Income Base     to Change
                                               ---------------- ------------------ ------------- --------------
         Initial Purchase Payment $50,000 .         $50,000            N/A            $50,000         N/A
         1st Benefit Year Anniversary.........      $54,000           $52,500         $54,000         Yes
         2nd Benefit Year Anniversary.........      $53,900           $56,700         $56,700          No
         3rd Benefit Year Anniversary.........      $56,000           $59,535         $59,535          No
         4th Benefit Year Anniversary.........      $64,000           $62,512         $64,000         Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Death Prior to the Annuity Commencement Date. 4LATER (Reg. TM) Advantage Protected Funds has no provision for a payout of the Income Base or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described earlier in this prospectus) will be in effect. Election of the 4LATER (Reg. TM) Advantage Protected Funds does not impact the death benefit options available for purchase with your annuity contract. Generally all death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9), as amended. See The Contracts - Death Benefit.

If the contractowner is not also named as the annuitant or the Secondary Life, upon the first death of the annuitant or Secondary Life, 4LATER (Reg. TM) Advantage Protected Funds will continue. Upon the second death of either the annuitant or Secondary Life, 4LATER (Reg. TM) Advantage Protected Funds will terminate.

Upon the death of the contractowner, 4LATER (Reg. TM) Advantage Protected Funds will continue only if either the annuitant or the Secondary Life becomes the new contractowner (because he or she was the beneficiary or joint owner), and payments under i4LIFE (Reg. TM) Advantage begin within one year after the death of the contractowner. The new contractowner will also become the annuitant and the rider charge will neither increase nor decrease as a result of this change in ownership.

Eligibility. To purchase 4LATER (Reg. TM) Advantage Protected Funds, the annuitant and Secondary Life must be age 85 or younger.

4LATER (Reg. TM) Advantage Protected Funds is not available for purchase with qualified contracts. 4LATER (Reg. TM) Advantage Protected Funds is designed primarily for purchasers of non-qualified contracts with joint life benefits where the Secondary Life is not a spouse. If you are eligible to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and you purchase joint life benefits where Secondary Life is a spouse, Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds generally offers better benefits for the same charge. Please see Living Benefits Riders - Lincoln Lifetime IncomeSM Advantage 2.0, for more information about Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

Contractowners with an active 4LATER (Reg. TM) Advantage that wish to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage Protected Funds will have a transition period of 30 days prior to or after the first anniversary that 4LATER (Reg. TM) Advantage became effective (and after 4LATER (Reg. TM) Advantage Protected Funds becomes available in your state) to terminate 4LATER (Reg. TM) Advantage and elect 4LATER (Reg. TM) Advantage Protected Funds. Outside of the transition period, you must first terminate 4LATER (Reg. TM) Advantage (subject to the termination rules) before you will be able to elect 4LATER (Reg. TM) Advantage Protected Funds. See the 4LATER (Reg. TM) Advantage Termination section of this prospectus for further information about the termination rules. In all cases, by terminating any existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

Termination. After the 5th anniversary of the effective date of the 4LATER (Reg. TM) Advantage Protected Funds rider, the contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the contractowner fails to adhere to the Investment Requirements. 4LATER (Reg. TM) Advantage Protected Funds will automatically terminate:
 o on the Annuity Commencement Date; or

 o if the contractowner or annuitant is changed (except if the Secondary Life assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral; or
 o upon the second death of either the annuitant or Secondary Life; or
 o when the Income Base is reduced to zero due to withdrawals; or
 o upon termination of the underlying contract.

If you terminate this rider, you must wait at least one year before you can re-elect it or any other living benefit we offer in the future.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for purchasers who previously purchased 4LATER (Reg. TM) Advantage Protected Funds. Contractowners with an active 4LATER (Reg. TM) Advantage Protected Funds will purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds at the terms in effect for other purchasers of this rider. i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is a feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit Protected Funds provides for periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period, and a minimum payout floor, called the Guaranteed Income Benefit. You will be required to adhere to certain Investment Requirements during the time you own i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. See Living Benefit Riders - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for more information.

Once you elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, you can use the greater of the Income Base under 4LATER (Reg. TM) Advantage Protected Funds or Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95. Purchasers of 4LATER (Reg. TM) Advantage Protected Funds who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99.

If you elected the 4LATER (Reg. TM) Advantage Protected Funds joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds joint life option.

Contractowners who elect 4LATER (Reg. TM) Advantage Protected Funds are guaranteed the ability in the future to elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those at the time they elected 4LATER (Reg. TM) Advantage Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your 4LATER (Reg. TM) Advantage Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg.
TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg.
TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

The contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is in effect, the contractowner cannot change the payment mode elected or decrease the length of the Access Period.

You should consider electing i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments. Payments from a nonqualified contract that a person receives under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each annuity payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of purchase payments.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATERSM Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is an annuity payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a death benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option under this contract is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit must be elected by age 80 for qualified contracts. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional purchase payments may be made until the initial Guaranteed Income Benefit is calculated. Additional purchase payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the death benefit that you had previously elected will become the death benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive death benefit option. If you had previously elected the EEB Death Benefit, you must elect a new death benefit. Existing contractowners, with the Account Value death benefit, who elected i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began(if premium taxes have been deducted from the contract value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective (or your initial purchase payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue) less any applicable premium taxes. During the Access Period, the Account Value on a valuation date will equal the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any surrender charges or applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and Secondary Life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. (The contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:


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  o the age and sex of the annuitant and Secondary Life (if living);
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of annuity units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent Regular Income Payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your Regular Income Payments will vary based on the value of your annuity units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular Income Payments will continue for as long as the annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
  o the Account Value as of the valuation date we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

   References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract value or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your death benefit:


         o i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income Payment                       $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000

     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000

     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500

     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The Regular Income Payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
   o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

   References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or
  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular Income Payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that Regular Income Payments and withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) in the base contract and this death benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg.
TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.


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

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

Beginning May 21, 2012, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature available for purchase that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements. See Investment

Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). See i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders) or 4LATER (Reg. TM) Advantage Protected Funds prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Additional purchase payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 (including Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds) who decides to drop Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders or the Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) after December 31, 2010 or after Guaranteed Income Benefit (version 4) is approved in your state, if later, only if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Guaranteed Income Benefit (version 4) is available for election on or after November 15, 2010 or when approved in your state and is the only version of the Guaranteed Income Benefit currently available for election, when approved in your state, unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit rider. Contractowners with Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage elections on or after May 21, 2012, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after April 2, 2012.

Age                     Percentage of Account Value, Income Base or Guaranteed Amount*
-------------------    ---------------------------------------------------------------
  Under age 40         2.0%
  40 - 54              2.5%
  55 - under 59.5      3.0%
  59.5 - 64            3.5%
  65 - 69              4.0%
  70 - 74              4.5%
  75 and above         5.0%

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage elections prior to May 21, 2012, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to April 2, 2012.



Age                     Percentage of Account Value, Income Base or Guaranteed Amount*
-------------------    ---------------------------------------------------------------
  Under age 40         2.5%
  40 - 54              3.0%
  55 - under 59.5      3.5%
  59.5 - 64            4.0%
  65 - 69              4.5%
  70 - 79              5.0%
  80 and above         5.5%


* Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Contractowners who elected Lincoln SmartSecurity (Reg. TM) Advantage will receive the currently available version of the Guaranteed Income Benefit.


Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for purchasers of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds on or after May 21, 2012, or purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds



Age (Single and Joint Life Options)       Percentage of Account Value or Income Base*
-------------------------------------    --------------------------------------------
  Under 40                               2.5%
  40 - 54                                3.0%
  55 - under 59.5                        3.5%
  59.5 - 64                              4.0%
  65 - 69                                4.5%
  70 - 79                                5.0%
  80 and above                           5.5%


*  Beginning April 2, 2012, purchasers of Lincoln Lifetime IncomeSM Advantage
   2.0 Protected Funds may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Beginning July 2, 2012, purchasers of 4LATER (Reg. TM) Advantage Protected Funds may use any remaining Income Base to establish the initial Guaranteed Income Benefit.


If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the

Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first valuation date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the valuation date of the first periodic income payment of each calendar year. The first step-up is the valuation date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 3.5% for a 60-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg.
TM) Advantage Elections on or after May 21, 2012, table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.



8/1/2010 Amount of initial Regular Income Payment:                                    $  4,801
8/1/2010 Account Value at election of Guaranteed Income Benefit (version 4):          $100,000
8/1/2010 Initial Guaranteed Income Benefit (3.5% times $100,000 Account Value):       $  3,500
8/1/2011 Recalculated Regular Income Payment:                                         $  6,000
8/1/2011 Guaranteed Income Benefit after step-up (75% of $6,000):                     $  4,500

The contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) is approved in your state whichever occurs later (unless version 3 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 3) the

Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg.
TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If this decision is made, the contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. Contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the contractowner's age (single life) or the youngest age of either the contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 21, 2012 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 21, 2012 table above. The example assumes an annual payment mode has been elected.



         Account Value (equals contract value on date i4LIFE (Reg. TM)      $100,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected):
         Guaranteed Amount/Income Base on date i4LIFE (Reg. TM)             $140,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Amount of initial Regular Income Payment:                          $  5,411    per year
         Initial Guaranteed Income Benefit (4.5% x $140,000                 $  6,300
         Guaranteed Amount/Income Base which is greater than
         $100,000 Account Value):

4LATER (Reg. TM) Advantage Protected Funds. Contractowners who elect the 4LATER (Reg. TM) Advantage Protected Funds rider must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income. When this decision is made, the contractowner can use the greater of the Income Base under 4LATERSM Advantage Protected Funds or the Account Value under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds to calculate the amount of the initial Guaranteed Income Benefit. All other provisions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit apply.

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the contractowner (single life option) or the youngest age of either the contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or 4LATER (Reg. TM) Advantage Protected Funds to calculate the Guaranteed Income Benefit as set forth below:

                                      Minimum Access Period
                                            Elections of i4LIFE (Reg. TM) Advantage prior to the
                                                        5th Benefit Year Anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 90
 Purchasers of 4LATER (Reg. TM) Advantage
 Protected Funds
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



                                            Elections of i4LIFE (Reg. TM) Advantage on and after
                                                      the 5th Benefit Year Anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after April 2, 2012   between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 85
 Purchasers of 4LATER (Reg. TM) Advantage
 Protected Funds
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to April 2, 2012



  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or Secondary Life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage Protected Funds to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The Guaranteed Income Benefit (version 4) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:

         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit) or Account Value death benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.

This rider will no longer be available for sale beginning on or around July 2, 2012, or when the 4LATER (Reg. TM) Advantage Protected Funds rider is available in your state, whichever is later. Please check with your registered representative for availability.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment, plus 15% of that purchase payment.


Example:


         Initial Purchase Payment                                $100,000
         Purchase Payment 60 days later                          $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $100,000
         Purchase Payment in Year 2                                 $ 10,000
                                                                    --------
         New Income Base                                            $110,000
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:

      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Payment in Year 2              $ 10,000      Increase to Maximum Income Base       $ 20,000
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Payment
      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)
      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200
      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next valuation date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment

(which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional purchase payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:
 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0. If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option or i4LIFE (Reg. TM) Advantage has been elected, and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the effective date of 4LATER (Reg. TM). Likewise, contractowners who drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect 4LATER (Reg. TM) will not carry their Income Base over into the new 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0.


Annuity Payouts

When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

Lincoln SmartIncomeSM Inflation. The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an annuity payout option that provides:
 o Scheduled Payments (the periodic annuity payouts under this rider) for the life of the annuitant and secondary life (secondary life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.
 o A Guaranteed Minimum Scheduled Payment.
 o A death benefit based on the Reserve Value.

 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.

You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the annuitant and joint annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum contract value that may be credited to this annuity payout option is $50,000 and the maximum is $2,000,000.

You may consider electing this annuity payout option if you would like an annuity payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, death benefits and access to the Reserve Value from which you can take Unscheduled Payments. We offer other fixed annuity payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a death benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your contract value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another annuity payout option at the same time by allocating less than 100% of your contract value to Lincoln SmartIncomeSM Inflation and the remainder to the other annuity payout option. If only a portion of your contract value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the contract value must be used to fund another annuity payout option.

The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

     1. The CPI is discontinued, delayed, or otherwise not available for this use; or

     2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation. We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve Value adjustments. If we substitute a different index of the CPI you may cancel the rider per the terms of the termination provisions of rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are annuity payouts for the life of the annuitant (and secondary life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the rider will terminate.

Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)

The initial Scheduled Payment is calculated by multiplying the contract value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the annuitant and secondary life;
 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.

For a given contractowner with the same characteristics (sex, age, frequency of annuity payouts and annuity payout start date) the income factor for a fixed lifetime annuity payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the death benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the contract value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment charges or any premium taxes. There is no minimum floor to the Reserve Value. If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable.

If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:



     Initial Reserve Value on Rider Date 4/15/2009                        $ 150,000
     Initial Scheduled Payment on 4/15/2009                               $   8,000
     Initial CPI Value published in March 2009                                  150
     CPI Value published in December 2009                                       155
     Adjustment percentage (155/150)                                       1.033333
     Reserve Value After 1/1/2010 Adjustment ($150,000 x 1.033333)        $ 155,000
     Scheduled Payment After 1/1/2010 Adjustment ($8,000 x 1.033333)      $8,266.67

Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the

Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $   5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $   4,800
     Reserve Value 12/31/2009                                                                 $ 100,000
     CPI Value published in December 2009                                                           120
     CPI Value published in December 2008                                                           115
     Adjustment percentage (120/115):                                                          1.043782
     Reserve Value after 1/1/2010 adjustment ($100,000 x 1.043782)                            $ 104,378
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $5,217.39
     1.043782)

Since the Scheduled Payment (after the adjustment) for 2010 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Scheduled Payment of $5,217.39.

The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $    5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $    4,800
     Reserve Value 12/31/2009                                                                 $  100,000
     CPI Value published in December 2009                                                            120
     CPI Value published in December 2008                                                            130
     Adjustment percentage (120/130):                                                          0.9230769
     Reserve Value after 1/1/2010 adjustment ($100,000 x 0.9230769)                           $   92,308
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $ 4,615.38
     0.9230769)

Since the Scheduled Payment (after adjustment) for 2010 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Guaranteed Minimum Scheduled Payment of $4,800.


Continuing this example for the next year's adjustment:



     Annual Scheduled Payment for calendar year 2010                                          $   4,800
     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $   4,800
     Reserve Value 12/31/2010 ($92,308 - $4,800)                                              $  87,508
     CPI Value published in December 2010                                                           140
     CPI Value published in December 2009                                                           120
     Adjustment percentage (140/120):                                                           1.16666
     Reserve Value after 1/1/2011 adjustment ($87,508 x 1.166666)                             $ 102,093
     Annual Scheduled Payment for calendar year 2011 after 1/1/2011 adjustment ($4,615.38     $5,384.61
  x
     1.166666)

The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Guaranteed Payment, the Scheduled Payment will be paid out in calendar year 2011.

Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.

If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.



     Reserve Value 1/1/2010                                                                  $100,000
     Guaranteed Minimum Scheduled Payment 1/1/2010                                           $ 15,000
     Unscheduled Payment 1/2/2010                                                            $  2,000
     Proportional reduction percentage ($2,000/$100,000)                                          .02
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x $15,000)      $    300
     New Guaranteed Minimum Scheduled Payment                                                $ 14,700

The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.



     Reserve Value 1/1/2010                                                                  $10,000
     Guaranteed Minimum Scheduled Payment                                                    $15,000
     Unscheduled Payment 1/2/2010                                                            $ 2,000
     Proportional reduction percentage ($2,000/$10,000)                                          .20
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x $15,000)      $ 3,000
     New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000)                             $12,000

Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.

If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.

The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:

     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $    4,800
     Annual Scheduled Payment for calendar year 2010 paid 1/1/2010                            $    5,000
     Reserve Value 1/1/2010 before Scheduled Payment                                          $  515,000
     Reserve Value 1/2/2010 after Scheduled Payment ($515,000 - $5,000)                       $  510,000
     Unscheduled Payment charge percent                                                                7%
     Then current Reserve Value before Unscheduled Payment on 1/15/2010                       $  510,000
     Free amount on 1/15/2010 (10% x $510,000)                                                $   51,000
     Unscheduled Payment 1/15/2010                                                            $   10,000
     [since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is
     no Unscheduled Payment charge]
     Reserve Value 1/15/2010 after Unscheduled Payment ($510,000 - $10,000)                   $  500,000
     Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000)             1.96078%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,902
     ($5,000 x .0196078)]
     Guaranteed Scheduled Payment after proportional reduction [$4,800 - ($4,800 x            $    4,706
     .0196078)]
     Then current Reserve Value 2/1/2010 before second Unscheduled Payment                    $  500,000
     2nd Unscheduled Payment 2/1/2010                                                         $   75,000
     Free amount on 2/1/2010 (10% x $500,000)                                                 $   50,000
     Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment)                      $   40,000
     Unscheduled Payment charge [($75,000 - $40,000) x .07]                                   $    2,450
     Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450)            $   72,550
     Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000)                  15%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,250
     ($5,000 x .15)]
     Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled        $    4,000
     Payment [$4,800 - ($4,800 x .15)]
     Reserve Value after 2/2/2010 Unscheduled Payment and Unscheduled Payment charge          $  425,000
     ($500,000 - $75,000)

If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.

Death of Contractowner, Annuitant or Secondary Life. On or after the Annuity Commencement Date, upon the death of the contractowner, annuitant or the secondary life a death benefit will be paid if there is a Reserve Value. The death benefit will be determined as of the date due proof of death is received by us. See Annuity Options-General Information.

The death benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:

     a. the current Reserve Value as of the date due proof of death is received by us; or

     b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.

Following is an example of the calculation of a death benefit upon the death of the contractowner demonstrating the impact of a negative hypothetical CPI factor:



  7/15/2009   Initial Reserve Value                                              $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10        $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value             $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment
              ($90,000 - $45,000 = $45,000)
  8/6/2010    Death of a contractowner
              Death benefit is greater of
               a) current Reserve Value ($45,000);or
               b) initial Reserve Value minus Scheduled Payment
                ($100,000 - $45,000 = $55,000)
  8/5/2010    Death benefit paid                                                 $ 55,000

If any contractowner (who is not the annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the beneficiary or successor owner) pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the annuitant and any secondary life.

If the annuitant dies (whether or not the annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any secondary life.

If the secondary life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

     1. Terminate the contract and receive the death benefit, if any in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of
     (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior death benefit elections will terminate (other than any death benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation death benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage death benefit will be in effect only on the portion of the contract value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.

Termination. You may terminate the Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the rider.

If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:



  7/15/2009   Initial Reserve Value                                                          $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10                    $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value                         $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 -
              $45,000 = $45,000)
  8/6/2010    Unscheduled Payment                                                            $ 45,000
              Reserve Value                                                                  $      0
              Reserve Value is reduced to zero which results in termination of the rider
              Initial Reserve Value is greater than payments received
              [$100,000 > ($45,000 + $45,000) = $90,000]
              Final payment made to holder of rights of ownership                            $ 10,000

General Information

Any previously selected death benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days notice before the date on which you want payouts to begin.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the Annuity Commencement Date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore; please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments and contract value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to June 2, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the Interest Adjustment and other charges (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. Older versions of the contract may not provide for Guaranteed Periods or an Interest Adjustment (below).

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.


Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods which credit guaranteed interest.

You may allocate purchase payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting purchase payments into one or more Guaranteed Periods at any time. The minimum amount of any purchase payment that can be allocated to a Guaranteed Period is $2,000. Each purchase payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period purchase payment will be treated separately for purposes of determining any applicable Interest Adjustment. Any amount withdrawn from a Guaranteed Period may be subject to any applicable surrender charges, account fees and premium taxes.

You may transfer amounts from the fixed account to the variable subaccount(s) subject to the following restrictions:
 o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Interest Adjustment

Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage, or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees. Any transfer, withdrawal, or surrender of contract value from the fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return Privilege)
 o on the expiration date of a Guaranteed Period
 o as a result of the death of the contractowner or annuitant
 o subsequent to the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be after the contract date and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the contractowner.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's Guaranteed Period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The Interest Adjustment is calculated by multiplying the transaction amount by:


    (1+A)n
------------
             -1
  (1+B+K )n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's Guaranteed Period, determined at the beginning of the Guaranteed Period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.

     n = The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Interest Adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.

Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 7.50% of purchase payments. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 7.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 7.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 7.50% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2011 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-800-942-5500.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code, you as the owner of the assets of the VAA.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.


Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your contract value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your contract value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.


Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.

Taxation Of Deductions For Lincoln Long-Term CareSM Advantage Rider Charges

The Lincoln Long-Term CareSM Advantage rider ("LTC Rider") is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Code. As described in the LTC Rider supplement, the LTC Rider charge is deducted from the contract value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the contract value to pay LTC Rider charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce your basis in the contract. The deductions from the contract value will reduce the contract value, but not below zero.

Taxation Of Amounts Paid As Long-Term Care Benefits

If your contract includes the LTC Rider (discussed in greater detail in the LTC Rider supplement), distributions from your contract that are made under the terms of the LTC Rider will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for covered services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are chronically ill, are included in determining whether the benefit limits have been exceeded and reduce your basis in the contract. These payments may also reduce the basis in your annuity contract.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the Code imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effected for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


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

Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit and other optional rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

Beginning January 1, 2012, our individual variable annuity products will no longer be available for use in connection with qualified plan accounts described in the lists above, with the exception of Traditional IRA, SEP IRA and Roth IRA arrangements or Plans.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.


Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.

 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Taxes Payable on Distributions

The Code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the Code),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the purchase payment(s) or contract value as of the valuation date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of purchase payments or contract value as of the valuation date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
 o Termination of employment in all institutions of higher education as defined in Texas law;
 o Retirement; or
 o Death.

Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Special Arrangements

At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.


Legal Proceedings

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account H


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                         American Legacy III (Reg. TM)
                  Lincoln National Variable Annuity Account H










   .
Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account H (American Legacy III (Reg.
TM)).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

                      (This page intentionally left blank)

                      (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for contracts purchased before June 5, 2005 for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.



                       with EEB*                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
                      (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Asset Allocation Subaccount
2002  .       1.019      0.878        4,193        1.365     1.179     332,782        1.375     1.190      65,638
2003  .       0.878      1.052        9,859        1.179     1.416     379,107        1.190     1.430      81,984
2004  .       1.052      1.122       15,543        1.416     1.513     426,961        1.430     1.530     135,038
2005  .       1.122      1.205       17,464        1.513     1.628     429,860        1.530     1.649     164,635
2006  .       1.205      1.360       17,110        1.628     1.841     406,329        1.649     1.868     157,048
2007  .       1.360      1.426       16,230        1.841     1.934     373,192        1.868     1.965     141,952
2008  .       1.426      0.989       13,201        1.934     1.344     312,023        1.965     1.368     121,645
2009  .       0.989      1.207       12,243        1.344     1.644     266,735        1.368     1.675     104,491
2010  .       1.207      1.337       10,705        1.644     1.824     237,117        1.675     1.861      90,569
2011  .       1.337      1.332        9,327        1.824     1.821     206,416        1.861     1.862      74,904
---------     -----      -----       ------        -----     -----     -------        -----     -----     -------
American Funds Blue Chip Income and Growth Subaccount
2002  .       1.014      0.767        3,947        0.939     0.713     122,327        0.940     0.714      26,528
2003  .       0.767      0.987        8,034        0.713     0.919     188,827        0.714     0.922      51,978
2004  .       0.987      1.066       12,731        0.919     0.994     258,313        0.922     1.000     117,152
2005  .       1.066      1.125       14,605        0.994     1.051     284,441        1.000     1.059     149,013
2006  .       1.125      1.300       13,953        1.051     1.217     276,922        1.059     1.228     144,599
2007  .       1.300      1.305       13,314        1.217     1.225     259,854        1.228     1.237     130,665
2008  .       1.305      0.816       11,648        1.225     0.767     227,326        1.237     0.776     116,625
2009  .       0.816      1.027       10,180        0.767     0.968     195,676        0.776     0.980      98,278
2010  .       1.027      1.136        8,916        0.968     1.072     181,698        0.980     1.087      89,277
2011  .       1.136      1.108        8,039        1.072     1.047     164,302        1.087     1.064      74,625
---------     -----      -----       ------        -----     -----     -------        -----     -----     -------
American Funds Bond Subaccount
2002  .       1.000      1.024        1,160        1.238     1.270     144,743        1.246     1.281      30,504
2003  .       1.024      1.137        2,695        1.270     1.413     150,538        1.281     1.427      33,957
2004  .       1.137      1.183        4,433        1.413     1.473     157,518        1.427     1.490      55,380
2005  .       1.183      1.182        5,332        1.473     1.475     160,678        1.490     1.494      66,904
2006  .       1.182      1.245        5,936        1.475     1.556     156,816        1.494     1.579      66,990
2007  .       1.245      1.266        6,253        1.556     1.586     153,358        1.579     1.611      66,886
2008  .       1.266      1.129        5,844        1.586     1.417     140,664        1.611     1.442      60,388
2009  .       1.129      1.251        4,774        1.417     1.574     146,829        1.442     1.604      63,665
2010  .       1.251      1.311        4,686        1.574     1.652     138,246        1.604     1.686      61,495
2011  .       1.311      1.369        4,074        1.652     1.729     120,825        1.686     1.767      48,779
---------     -----      -----       ------        -----     -----     -------        -----     -----     -------
American Funds Cash Management Subaccount
2002  .       1.001      0.995        1,486        1.161     1.156      53,533        1.169     1.166      15,152
2003  .       0.995      0.984          612        1.156     1.145      34,030        1.166     1.157      12,345
2004  .       0.984      0.975          244        1.145     1.137      29,691        1.157     1.151      11,089
2005  .       0.975      0.985          513        1.137     1.152      28,661        1.151     1.167      12,524
2006  .       0.985      1.014          617        1.152     1.188      45,843        1.167     1.205      16,299
2007  .       1.014      1.045        1,044        1.188     1.227      48,230        1.205     1.246      18,417
2008  .       1.045      1.048        5,480        1.227     1.233      84,685        1.246     1.254      43,950
2009  .       1.048      1.028        3,937        1.233     1.211      48,782        1.254     1.235      23,001
2010  .       1.028      1.008        2,237        1.211     1.190      35,712        1.235     1.215      17,917
2011  .       1.008      0.987        2,338        1.190     1.167      35,695        1.215     1.193      14,547
---------     -----      -----       ------        -----     -----     -------        -----     -----     -------
American Funds Global Balanced Subaccount
2011  .       9.934      9.577           41        9.925     9.589         249       10.129     9.598         240
---------     -----      -----       ------        -----     -----     -------       ------     -----     -------
American Funds Global Bond Subaccount
2006  .       N/A         N/A         N/A         10.000    10.103          53       10.000    10.104          44
2007  .      10.068     10.857           16       10.103    10.881       1,225       10.104    10.900         732
2008  .      10.857     11.057           40       10.881    11.104       2,455       10.900    11.139       1,293
2009  .      11.057     11.936           98       11.104    12.011       3,393       11.139    12.067       1,562
2010  .      11.936     12.362          100       12.011    12.463       3,781       12.067    12.541       1,599
2011  .      12.362     12.718          106       12.463    12.848       3,853       12.541    12.947       1,506
---------    ------     ------       ------       ------    ------     -------       ------    ------     -------

                      with EEB*                          with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
                     (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds Global Discovery Subaccount
2003  .       0.823     1.110         384        0.715     0.967       10,487       0.717     0.971       2,824
2004  .       1.110     1.206         705        0.967     1.053       15,493       0.971     1.059       5,910
2005  .       1.206     1.315         921        1.053     1.151       17,829       1.059     1.159       8,623
2006  .       1.315     1.520         875        1.151     1.332       17,091       1.159     1.344       7,769
2007  .       1.520     1.753         925        1.332     1.540       16,980       1.344     1.556       7,143
2008  .       1.753     0.947         737        1.540     0.834       14,755       1.556     0.844       5,839
2009  .       0.947     1.407         673        0.834     1.241       14,638       0.844     1.257       5,439
2010  .       1.407     1.525         573        1.241     1.348       12,757       1.257     1.368       4,783
2011  .       1.525     1.394         537        1.348     1.234       11,369       1.368     1.254       4,436
---------     -----     -----         ---        -----     -----       ------       -----     -----       -----
American Funds Global Growth and Income Subaccount
2006  .       9.930    11.390          82       10.163    11.404        2,904      10.163    11.415         919
2007  .      11.390    12.630         146       11.404    12.670        5,905      11.415    12.701       1,856
2008  .      12.630     7.312         156       12.670     7.350        6,428      12.701     7.379       2,412
2009  .       7.312    10.055         153        7.350    10.127        6,099       7.379    10.182       2,215
2010  .      10.055    11.061         146       10.127    11.164        5,838      10.182    11.241       2,070
2011  .      11.061    10.357         119       11.164    10.474        5,204      11.241    10.563       1,869
---------    ------    ------         ---       ------    ------       ------      ------    ------       -----
American Funds Global Growth Subaccount
2002  .       1.075     0.903       1,320        1.543     1.299      200,749       1.555     1.311      34,173
2003  .       0.903     1.203       2,124        1.299     1.732      195,455       1.311     1.751      34,544
2004  .       1.203     1.343       3,543        1.732     1.939      196,921       1.751     1.962      46,844
2005  .       1.343     1.508       4,079        1.939     2.181      190,311       1.962     2.211      51,767
2006  .       1.508     1.787       4,003        2.181     2.590      172,695       2.211     2.629      47,520
2007  .       1.787     2.020       4,012        2.590     2.933      152,094       2.629     2.982      42,459
2008  .       2.020     1.225       3,735        2.933     1.782      130,539       2.982     1.814      36,509
2009  .       1.225     1.715       3,365        1.782     2.500      111,300       1.814     2.550      30,425
2010  .       1.715     1.886       3,051        2.500     2.755       97,688       2.550     2.814      26,323
2011  .       1.886     1.692       2,608        2.755     2.475       84,076       2.814     2.532      21,739
---------    ------    ------       -----       ------    ------      -------      ------    ------      ------
American Funds Global Small Capitalization Subaccount
2002  .       1.113     0.887         380        1.352     1.079      103,624       1.360     1.087      18,037
2003  .       0.887     1.340         892        1.079     1.634      106,161       1.087     1.648      19,045
2004  .       1.340     1.594       1,600        1.634     1.948      108,495       1.648     1.968      27,787
2005  .       1.594     1.967       2,208        1.948     2.408      107,547       1.968     2.436      31,879
2006  .       1.967     2.401       2,178        2.408     2.946       95,364       2.436     2.984      29,139
2007  .       2.401     2.869       1,974        2.946     3.527       81,931       2.984     3.579      25,710
2008  .       2.869     1.312       1,861        3.527     1.616       65,418       3.579     1.643      20,525
2009  .       1.312     2.083       1,491        1.616     2.571       55,878       1.643     2.617      18,016
2010  .       2.083     2.510       1,340        2.571     3.104       50,562       2.617     3.163      15,689
2011  .       2.510     1.997       1,158        3.104     2.475       42,501       3.163     2.526      13,434
---------    ------    ------       -----       ------    ------      -------      ------    ------      ------
American Funds Growth Subaccount
2002  .       1.082     0.804       7,618        2.157     1.607      572,587       2.172     1.621      83,579
2003  .       0.804     1.083      13,095        1.607     2.168      578,390       1.621     2.190      88,471
2004  .       1.083     1.199      17,908        2.168     2.405      577,364       2.190     2.433     122,025
2005  .       1.199     1.371      19,370        2.405     2.756      545,053       2.433     2.792     136,691
2006  .       1.371     1.487      18,088        2.756     2.995      475,244       2.792     3.039     125,886
2007  .       1.487     1.644      17,533        2.995     3.318      407,660       3.039     3.372     112,399
2008  .       1.644     0.907      15,955        3.318     1.833      346,553       3.372     1.866      96,616
2009  .       0.907     1.244      13,160        1.833     2.520      301,214       1.866     2.568      84,153
2010  .       1.244     1.453      11,732        2.520     2.949      264,723       2.568     3.010      71,942
2011  .       1.453     1.369       9,664        2.949     2.784      226,373       3.010     2.846      58,983
---------    ------    ------      ------       ------    ------      -------      ------    ------     -------
American Funds Growth-Income Subaccount
2002  .       1.053     0.847      11,535        1.630     1.313    1,002,840       1.642     1.324     173,685
2003  .       0.847     1.103      21,108        1.313     1.714    1,028,912       1.324     1.731     188,148
2004  .       1.103     1.198      30,016        1.714     1.866    1,042,357       1.731     1.887     251,580
2005  .       1.198     1.248      33,419        1.866     1.947      984,352       1.887     1.973     272,171
2006  .       1.248     1.415      31,285        1.947     2.212      867,206       1.973     2.244     243,250
2007  .       1.415     1.463      29,668        2.212     2.291      753,354       2.244     2.328     216,764
2008  .       1.463     0.895      25,643        2.291     1.404      628,669       2.328     1.429     183,355
2009  .       0.895     1.156      21,566        1.404     1.817      539,598       1.429     1.852     154,843
2010  .       1.156     1.267      18,551        1.817     1.997      474,368       1.852     2.038     133,277
2011  .       1.267     1.224      15,539        1.997     1.933      408,265       2.038     1.976     108,918
---------    ------    ------      ------       ------    ------    ---------      ------    ------     -------

                       with EEB*                           with EGMDB                           with GOP
          ------------------------------------ ---------------------------------- ------------------------------------
            Accumulation unit                   Accumulation unit                   Accumulation unit
                  value                               value                               value
          ----------------------   Number of   --------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning    End of    accumulation
           of period    period       units      of period   period      units      of period    period       units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- ---------- -------------
                       (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Funds High-Income Bond Subaccount
2002  .       1.018      0.983         823         1.141     1.105     109,024        1.149      1.114       23,599
2003  .       0.983      1.253       1,751         1.105     1.411     126,277        1.114      1.425       28,651
2004  .       1.253      1.352       2,154         1.411     1.525     121,821        1.425      1.542       38,404
2005  .       1.352      1.359       2,637         1.525     1.537     114,701        1.542      1.557       44,447
2006  .       1.359      1.480       2,484         1.537     1.676     103,129        1.557      1.700       42,408
2007  .       1.480      1.476       2,226         1.676     1.675      89,692        1.700      1.702       38,155
2008  .       1.476      1.106       1,735         1.675     1.258      74,074        1.702      1.280       30,297
2009  .       1.106      1.512       1,666         1.258     1.723      70,241        1.280      1.756       27,009
2010  .       1.512      1.713       1,351         1.723     1.955      63,089        1.756      1.996       23,301
2011  .       1.713      1.718       1,182         1.955     1.965      56,101        1.996      2.009       19,121
---------     -----      -----       -----         -----     -----     -------        -----      -----       ------
American Funds International Growth & Income Subaccount
2008  .      10.540     10.907           4         9.978    10.909          60       10.098     10.911           19
2009  .      10.907     15.031          12        10.909    15.065         658       10.911     15.090          202
2010  .      15.031     15.817          16        15.065    15.884         805       15.090     15.935          195
2011  .      15.817     14.210          10        15.884    14.299         847       15.935     14.366          181
---------    ------     ------       -----        ------    ------     -------       ------     ------       ------
American Funds International Subaccount
2002  .       1.022      0.857       1,564         1.286     1.080     234,395        1.295      1.089       35,817
2003  .       0.857      1.137       2,970         1.080     1.436     226,517        1.089      1.451       36,165
2004  .       1.137      1.335       4,566         1.436     1.690     237,403        1.451      1.710       50,329
2005  .       1.335      1.597       5,363         1.690     2.025     233,303        1.710      2.051       59,851
2006  .       1.597      1.870       5,298         2.025     2.376     211,950        2.051      2.410       55,465
2007  .       1.870      2.208       5,352         2.376     2.812     185,617        2.410      2.857       50,301
2008  .       2.208      1.258       4,851         2.812     1.605     153,635        2.857      1.633       42,629
2009  .       1.258      1.771       3,966         1.605     2.264     130,759        1.633      2.307       37,261
2010  .       1.771      1.869       3,463         2.264     2.394     114,229        2.307      2.444       31,923
2011  .       1.869      1.582       3,084         2.394     2.031      98,381        2.444      2.076       26,577
---------    ------     ------       -----        ------    ------     -------       ------     ------       ------
American Funds Mortgage Bond Subaccount
2011  .      10.208     10.283           3        10.026    10.297          93       10.051     10.306           43
---------    ------     ------       -----        ------    ------     -------       ------     ------       ------
American Funds New World Subaccount
2002  .       1.043      0.968         224         0.955     0.888      65,553        0.959      0.893       11,003
2003  .       0.968      1.326         554         0.888     1.219      66,995        0.893      1.228       12,831
2004  .       1.326      1.550         868         1.219     1.428      71,771        1.228      1.440       18,078
2005  .       1.550      1.842       1,398         1.428     1.701      80,609        1.440      1.717       23,788
2006  .       1.842      2.404       1,643         1.701     2.224      76,752        1.717      2.249       23,475
2007  .       2.404      3.127       1,632         2.224     2.899      67,776        2.249      2.936       22,190
2008  .       3.127      1.774       1,229         2.899     1.647      55,802        2.936      1.671       18,617
2009  .       1.774      2.612       1,020         1.647     2.431      49,675        1.671      2.470       18,537
2010  .       2.612      3.030         912         2.431     2.826      46,074        2.470      2.875       14,770
2011  .       3.030      2.566         753         2.826     2.398      38,629        2.875      2.443       11,821
---------    ------     ------       -----        ------    ------     -------       ------     ------       ------
American Funds U.S. Government/AAA-Rated Securities Subaccount
2002  .       1.005      1.080       1,285         1.286     1.385     129,938        1.295      1.396       28,058
2003  .       1.080      1.087       2,512         1.385     1.396     101,584        1.396      1.410       25,606
2004  .       1.087      1.105       2,725         1.396     1.423      88,855        1.410      1.439       28,603
2005  .       1.105      1.113       2,898         1.423     1.437      80,668        1.439      1.455       30,578
2006  .       1.113      1.137       2,709         1.437     1.470      69,196        1.455      1.491       26,969
2007  .       1.137      1.191       2,237         1.470     1.543      65,720        1.491      1.568       25,593
2008  .       1.191      1.262       3,162         1.543     1.638      82,872        1.568      1.667       31,967
2009  .       1.262      1.273       2,301         1.638     1.656      71,257        1.667      1.687       33,043
2010  .       1.273      1.325       2,364         1.656     1.726      65,764        1.687      1.762       30,032
2011  .       1.325      1.402       2,346         1.726     1.831      57,344        1.762      1.872       24,869
---------    ------     ------       -----        ------    ------     -------       ------     ------       ------
LVIP American Balanced Allocation
2010  .       N/A         N/A         N/A         10.442    10.582         101       10.263     10.588            9
2011  .      10.573     10.339          31        10.582    10.368       1,011       10.588     10.390          182
---------    ------     ------       -----        ------    ------     -------       ------     ------       ------
LVIP American Growth Allocation
2010  .       N/A         N/A         N/A         10.483    10.686          53        N/A         N/A         N/A
2011  .      10.677     10.276           6        10.686    10.305         533       10.693     10.327          127
---------    ------     ------       -----        ------    ------     -------       ------     ------       ------
LVIP American Income Allocation
2010  .       N/A         N/A         N/A         10.278    10.365          29        N/A         N/A         N/A
2011  .      10.356     10.447          11        10.365    10.477         379       10.371     10.499           98
---------    ------     ------       -----        ------    ------     -------       ------     ------       ------

* The EEB Rider was not available until September 19, 2001, so the figures for 2001 represent experience of less than one year.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix B - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and number of accumulation units for contracts purchased on or after June 5, 2005 (or later in those states that have not approved the contract changes) for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**



                       with EEB                          with GMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Asset Allocation Subaccount
2005  .      10.017    10.688        88         10.000    10.700       2,187
2006  .      10.688    12.042       305         10.700    12.080       5,398
2007  .      12.042    12.609       489         12.080    12.674       7,557
2008  .      12.609     8.733       497         12.674     8.796       8,055
2009  .       8.733    10.640       629          8.796    10.738       8,883
2010  .      10.640    11.763       421         10.738    11.895       9,168
2011  .      11.763    11.709       415         11.895    11.864       8,917
---------    ------    ------       ---         ------    ------       -----
American Funds Blue Chip Income and Growth Subaccount
2005  .      10.095    10.680        92         10.009    10.692       1,714
2006  .      10.680    12.323       220         10.692    12.361       4,310
2007  .      12.323    12.354       286         12.361    12.418       6,306
2008  .      12.354     7.708       316         12.418     7.763       7,815
2009  .       7.708     9.693       423          7.763     9.782       9,742
2010  .       9.693    10.699       441          9.782    10.819      11,024
2011  .      10.699    10.418       377         10.819    10.556      11,015
---------    ------    ------       ---         ------    ------      ------
American Funds Bond Subaccount
2005  .       9.979     9.988        28         10.017    10.000         901
2006  .       9.988    10.501        91         10.000    10.534       2,514
2007  .      10.501    10.662       178         10.534    10.717       4,075
2008  .      10.662     9.498       235         10.717     9.566       5,415
2009  .       9.498    10.509       368          9.566    10.606       9,218
2010  .      10.509    10.993       454         10.606    11.116      12,142
2011  .      10.993    11.461       427         11.116    11.613      12,459
---------    ------    ------       ---         ------    ------      ------
American Funds Cash Management Subaccount
2005  .      10.015    10.075         5         10.006    10.087         196
2006  .      10.075    10.354        21         10.087    10.387         892
2007  .      10.354    10.656        74         10.387    10.711       1,513
2008  .      10.656    10.670       112         10.711    10.746       3,177
2009  .      10.670    10.450       122         10.746    10.546       2,662
2010  .      10.450    10.232       228         10.546    10.347       2,399
2011  .      10.232    10.001       183         10.347    10.134       2,853
---------    ------    ------       ---         ------    ------      ------
American Funds Global Balanced Subaccount
2011  .       9.932     9.568         9          9.924     9.580         279
---------    ------    ------       ---         ------    ------      ------
American Funds Global Bond Subaccount
2006  .       N/A      10.099         1*        10.262    10.101           6
2007  .      10.099    10.839        37         10.101    10.863         350
2008  .      10.839    11.022        70         10.863    11.069       1,590
2009  .      11.022    11.881       127         11.069    11.955       3,145
2010  .      11.881    12.285       141         11.955    12.387       4,615
2011  .      12.285    12.620       132         12.387    12.750       5,132
---------    ------    ------       ---         ------    ------      ------
American Funds Global Discovery Subaccount
2005  .      10.157    11.189        10          9.980    11.202         100
2006  .      11.189    12.909        46         11.202    12.950         424
2007  .      12.909    14.869        61         12.950    14.946         630
2008  .      14.869     8.023        46         14.946     8.081         775
2009  .       8.023    11.898        44          8.081    12.007         835
2010  .      11.898    12.877        41         12.007    13.022         888
2011  .      12.877    11.752        42         13.022    11.908         952
---------    ------    ------       ---         ------    ------      ------



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Asset Allocation Subaccount
2005  .      10.000    10.715       3,366       10.018    10.718        141
2006  .      10.715    12.127      10,247       10.718    12.137        615
2007  .      12.127    12.755      15,610       12.137    12.772      1,040
2008  .      12.755     8.875      17,473       12.772     8.891      1,198
2009  .       8.875    10.861      19,997        8.891    10.886      1,206
2010  .      10.861    12.062      20,623       10.886    12.095      1,279
2011  .      12.062    12.060      20,847       12.095    12.100      1,426
---------    ------    ------      ------       ------    ------      -----
American Funds Blue Chip Income and Growth Subaccount
2005  .      10.000    10.707       1,985       10.010    10.711        138
2006  .      10.707    12.410       6,629       10.711    12.420        525
2007  .      12.410    12.498      11,278       12.420    12.514        817
2008  .      12.498     7.833      15,254       12.514     7.847      1,110
2009  .       7.833     9.894      20,530        7.847     9.917      1,267
2010  .       9.894    10.970      25,084        9.917    11.001      1,362
2011  .      10.970    10.731      26,204       11.001    10.766      1,350
---------    ------    ------      ------       ------    ------      -----
American Funds Bond Subaccount
2005  .      10.017    10.014       1,418        9.981    10.017         92
2006  .      10.014    10.575       4,829       10.017    10.584        464
2007  .      10.575    10.786       8,902       10.584    10.800        734
2008  .      10.786     9.651      12,677       10.800     9.669        986
2009  .       9.651    10.728      22,681        9.669    10.752      1,226
2010  .      10.728    11.272      32,303       10.752    11.303      1,353
2011  .      11.272    11.805      33,755       11.303    11.844      1,401
---------    ------    ------      ------       ------    ------      -----
American Funds Cash Management Subaccount
2005  .      10.005    10.101         251       10.012    10.104         26
2006  .      10.101    10.428       1,345       10.104    10.436         85
2007  .      10.428    10.780       2,754       10.436    10.794        163
2008  .      10.780    10.843       6,435       10.794    10.862        932
2009  .      10.843    10.667       4,764       10.862    10.691        695
2010  .      10.667    10.492       4,412       10.691    10.521        504
2011  .      10.492    10.301       5,262       10.521    10.335        451
---------    ------    ------      ------       ------    ------      -----
American Funds Global Balanced Subaccount
2011  .       9.976     9.595       1,089       10.046     9.598         12
---------    ------    ------      ------       ------    ------      -----
American Funds Global Bond Subaccount
2006  .      10.010    10.104          35       10.200    10.104          3
2007  .      10.104    10.893       1,378       10.104    10.900        107
2008  .      10.893    11.127       4,090       10.900    11.139        267
2009  .      11.127    12.048       7,998       11.139    12.067        412
2010  .      12.048    12.515      12,485       12.067    12.541        534
2011  .      12.515    12.914      15,186       12.541    12.947        557
---------    ------    ------      ------       ------    ------      -----
American Funds Global Discovery Subaccount
2005  .       9.970    11.218         139       10.326    11.221         13
2006  .      11.218    13.001         540       11.221    13.011         51
2007  .      13.001    15.042       1,014       13.011    15.061         84
2008  .      15.042     8.153       1,247       15.061     8.168        108
2009  .       8.153    12.145       1,354        8.168    12.173        128
2010  .      12.145    13.204       1,738       12.173    13.241        149
2011  .      13.204    12.105       2,153       13.241    12.145        107
---------    ------    ------      ------       ------    ------      -----

                       with EEB                          with GMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Global Growth and Income Subaccount
2006  .       9.806    11.380         53        10.162    11.394       1,753
2007  .      11.380    12.599        257        11.394    12.640       5,026
2008  .      12.599     7.284        259        12.640     7.322       7,043
2009  .       7.284    10.000        260         7.322    10.073       6,847
2010  .      10.000    10.985        272        10.073    11.087       7,765
2011  .      10.985    10.270        248        11.087    10.386       7,808
---------    ------    ------        ---        ------    ------       -----
American Funds Global Growth Subaccount
2005  .      10.049    11.400         34        10.000    11.413         830
2006  .      11.400    13.491        147        11.413    13.533       2,219
2007  .      13.491    15.225        239        13.533    15.304       3,552
2008  .      15.225     9.218        258        15.304     9.284       4,779
2009  .       9.218    12.890        217         9.284    13.008       4,675
2010  .      12.890    14.154        221        13.008    14.312       5,450
2011  .      14.154    12.672        200        14.312    12.840       5,704
---------    ------    ------        ---        ------    ------       -----
American Funds Global Small Capitalization Subaccount
2005  .      10.014    12.002         30        10.000    12.016         587
2006  .      12.002    14.630         98        12.016    14.676       1,773
2007  .      14.630    17.457        136        14.676    17.547       2,609
2008  .      17.457     7.973        146        17.547     8.030       3,270
2009  .       7.973    12.637        130         8.030    12.753       3,076
2010  .      12.637    15.201        133        12.753    15.372       3,246
2011  .      15.201    12.078        123        15.372    12.237       3,480
---------    ------    ------        ---        ------    ------       -----
American Funds Growth Subaccount
2005  .      10.039    11.216        145        10.000    11.229       3,463
2006  .      11.216    12.148        425        11.229    12.186       9,431
2007  .      12.148    13.411        538        12.186    13.480      13,692
2008  .      13.411     7.384        649        13.480     7.437      17,770
2009  .       7.384    10.115        800         7.437    10.208      21,920
2010  .      10.115    11.797        835        10.208    11.929      23,274
2011  .      11.797    11.096        743        11.929    11.243      22,304
---------    ------    ------        ---        ------    ------      ------
American Funds Growth-Income Subaccount
2005  .      10.046    10.556        268        10.000    10.568       4,127
2006  .      10.556    11.950        815        10.568    11.987      10,389
2007  .      11.950    12.335        938        11.987    12.398      14,807
2008  .      12.335     7.533        972        12.398     7.587      16,720
2009  .       7.533     9.715      1,089         7.587     9.804      19,416
2010  .       9.715    10.637      1,107         9.804    10.757      21,158
2011  .      10.637    10.261      1,030        10.757    10.397      20,307
---------    ------    ------      -----        ------    ------      ------
American Funds High-Income Bond Subaccount
2005  .      10.026    10.174         54        10.015    10.186         988
2006  .      10.174    11.057        107        10.186    11.091       2,428
2007  .      11.057    11.010        171        11.091    11.067       3,367
2008  .      11.010     8.240        173        11.067     8.299       3,650
2009  .       8.240    11.251        182         8.299    11.354       3,610
2010  .      11.251    12.722        176        11.354    12.864       3,711
2011  .      12.722    12.741        150        12.864    12.910       3,515
---------    ------    ------      -----        ------    ------      ------
American Funds International Growth & Income Subaccount
2008  .       N/A        N/A        N/A          9.977    10.907          22
2009  .       9.976    15.006         19        10.907    15.040         430
2010  .      15.006    15.767         27        15.040    15.834         762
2011  .      15.767    14.144         30        15.834    14.232         873
---------    ------    ------      -----        ------    ------      ------
American Funds International Subaccount
2005  .      10.222    12.015         64        10.000    12.028       1,076
2006  .      12.015    14.047        381        12.028    14.091       3,219
2007  .      14.047    16.567        442        14.091    16.652       5,104
2008  .      16.567     9.422        471        16.652     9.489       6,269
2009  .       9.422    13.246        469         9.489    13.368       6,385
2010  .      13.246    13.958        478        13.368    14.114       7,237
2011  .      13.958    11.800        465        14.114    11.956       7,494
---------    ------    ------      -----        ------    ------      ------



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Global Growth and Income Subaccount
2006  .      10.163    11.411       2,567        9.984    11.415        388
2007  .      11.411    12.691       9,307       11.415    12.701        906
2008  .      12.691     7.370      14,247       12.701     7.379      1,180
2009  .       7.370    10.164      14,008        7.379    10.182        966
2010  .      10.164    11.215      16,351       10.182    11.241        961
2011  .      11.215    10.533      17,187       11.241    10.563        935
---------    ------    ------      ------       ------    ------      -----
American Funds Global Growth Subaccount
2005  .      10.000    11.429         964       10.023    11.433         72
2006  .      11.429    13.586       3,363       11.433    13.597        254
2007  .      13.586    15.402       6,007       13.597    15.422        441
2008  .      15.402     9.367       9,127       15.422     9.384        613
2009  .       9.367    13.157      10,183        9.384    13.187        601
2010  .      13.157    14.513      12,770       13.187    14.553        614
2011  .      14.513    13.052      13,867       14.553    13.095        618
---------    ------    ------      ------       ------    ------      -----
American Funds Global Small Capitalization Subaccount
2005  .      10.005    12.033         655       10.171    12.036         40
2006  .      12.033    14.734       2,604       12.036    14.746        232
2007  .      14.734    17.660       4,390       14.746    17.683        413
2008  .      17.660     8.102       5,476       17.683     8.117        474
2009  .       8.102    12.900       5,564        8.117    12.929        425
2010  .      12.900    15.587       6,642       12.929    15.631        463
2011  .      15.587    12.440       7,828       15.631    12.481        464
---------    ------    ------      ------       ------    ------      -----
American Funds Growth Subaccount
2005  .      10.000    11.245       4,456        9.986    11.248        215
2006  .      11.245    12.234      14,383       11.248    12.244      1,070
2007  .      12.234    13.567      24,178       12.244    13.585      1,791
2008  .      13.567     7.503      35,809       13.585     7.517      2,513
2009  .       7.503    10.325      47,356        7.517    10.349      2,871
2010  .      10.325    12.096      53,481       10.349    12.130      2,898
2011  .      12.096    11.429      54,141       12.130    11.467      2,775
---------    ------    ------      ------       ------    ------      -----
American Funds Growth-Income Subaccount
2005  .      10.000    10.583       5,753       10.011    10.586        329
2006  .      10.583    12.035      16,827       10.586    12.044      1,420
2007  .      12.035    12.478      26,400       12.044    12.494      2,209
2008  .      12.478     7.655      32,986       12.494     7.669      2,579
2009  .       7.655     9.917      40,663        7.669     9.940      2,832
2010  .       9.917    10.907      46,666        9.940    10.938      2,804
2011  .      10.907    10.569      47,646       10.938    10.604      2,708
---------    ------    ------      ------       ------    ------      -----
American Funds High-Income Bond Subaccount
2005  .       9.983    10.201       1,351       10.038    10.204         80
2006  .      10.201    11.135       4,525       10.204    11.144        350
2007  .      11.135    11.138       7,317       11.144    11.152        567
2008  .      11.138     8.373       8,899       11.152     8.388        589
2009  .       8.373    11.484       8,435        8.388    11.511        541
2010  .      11.484    13.045       8,871       11.511    13.081        547
2011  .      13.045    13.123       8,958       13.081    13.167        514
---------    ------    ------      ------       ------    ------      -----
American Funds International Growth & Income Subaccount
2008  .      10.000    10.910          66       10.676    10.911          1*
2009  .      10.910    15.082         770       10.911    15.090         41
2010  .      15.082    15.918       1,746       15.090    15.935         64
2011  .      15.918    14.343       2,479       15.935    14.366         73
---------    ------    ------      ------       ------    ------      -----
American Funds International Subaccount
2005  .      10.025    12.045       1,308       10.005    12.049         76
2006  .      12.045    14.146       5,093       12.049    14.158        409
2007  .      14.146    16.760       8,929       14.158    16.781        697
2008  .      16.760     9.574      12,798       16.781     9.592        892
2009  .       9.574    13.521      13,792        9.592    13.553        819
2010  .      13.521    14.312      17,256       13.553    14.352        876
2011  .      14.312    12.154      19,180       14.352    12.195        893
---------    ------    ------      ------       ------    ------      -----

                       with EEB                          with GMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Mortgage Bond Subaccount
2011  .      10.218    10.275         1*        10.006    10.287         43
---------    ------    ------         -         ------    ------         --
American Funds New World Subaccount
2005  .      10.138    11.644        21         10.012    11.657        475
2006  .      11.644    15.171        75         11.657    15.219      1,375
2007  .      15.171    19.710       108         15.219    19.812      2,043
2008  .      19.710    11.161       140         19.812    11.241      2,559
2009  .      11.161    16.413       122         11.241    16.564      2,533
2010  .      16.413    19.011       123         16.564    19.224      2,962
2011  .      19.011    16.075       126         19.224    16.288      3,193
---------    ------    ------       ---         ------    ------      -----
American Funds U.S. Government/AAA-Rated Securities Subaccount
2005  .       9.957     9.916         9         10.007     9.928        266
2006  .       9.916    10.110        32          9.928    10.142        664
2007  .      10.110    10.579       126         10.142    10.633      1,277
2008  .      10.579    11.188       264         10.633    11.268      3,277
2009  .      11.188    11.269       238         11.268    11.373      5,433
2010  .      11.269    11.710       260         11.373    11.841      7,468
2011  .      11.710    12.379       234         11.841    12.543      7,186
---------    ------    ------       ---         ------    ------      -----
LVIP American Balanced Allocation
2010  .       N/A        N/A        N/A         10.342    10.575        122
2011  .      10.566    10.317       125         10.575    10.346      2,053
---------    ------    ------       ---         ------    ------      -----
LVIP American Growth Allocation
2010  .       N/A        N/A        N/A         10.331    10.679        131
2011  .      10.670    10.254        41         10.679    10.284      2,284
---------    ------    ------       ---         ------    ------      -----
LVIP American Income Allocation
2010  .       N/A        N/A        N/A         10.201    10.359         20
2011  .      10.350    10.425        15         10.359    10.454        560
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Mortgage Bond Subaccount
2011  .      10.036    10.303         381       10.044    10.306         3
---------    ------    ------         ---       ------    ------         -
American Funds New World Subaccount
2005  .       9.993    11.674         566       10.196    11.677        40
2006  .      11.674    15.279       2,214       11.677    15.291       206
2007  .      15.279    19.940       3,957       15.291    19.965       359
2008  .      19.940    11.342       5,016       19.965    11.362       387
2009  .      11.342    16.754       5,598       11.362    16.792       395
2010  .      16.754    19.493       6,542       16.792    19.548       444
2011  .      19.493    16.558       7,600       19.548    16.612       435
---------    ------    ------       -----       ------    ------       ---
American Funds U.S. Government/AAA-Rated Securities Subaccount
2005  .      10.016     9.942         513        9.964     9.945        19
2006  .       9.942    10.182       1,367        9.945    10.189        94
2007  .      10.182    10.702       3,305       10.189    10.716       208
2008  .      10.702    11.369       7,740       10.716    11.390       710
2009  .      11.369    11.503      14,867       11.390    11.530       734
2010  .      11.503    12.007      23,093       11.530    12.041       885
2011  .      12.007    12.750      23,993       12.041    12.792       790
---------    ------    ------      ------       ------    ------       ---
LVIP American Balanced Allocation
2010  .      10.446    10.586         734        N/A        N/A        N/A
2011  .      10.586    10.383       9,585       10.588    10.390       119
---------    ------    ------      ------       ------    ------       ---
LVIP American Growth Allocation
2010  .      10.397    10.691        1003       10.413    10.693        13
2011  .      10.691    10.320      12,810       10.693    10.327       232
---------    ------    ------      ------       ------    ------       ---
LVIP American Income Allocation
2010  .      10.305    10.369         267       10.308    10.371         1*
2011  .      10.369    10.492       2,522       10.371    10.499        41
---------    ------    ------      ------       ------    ------       ---


* All numbers less than 500 were rounded up to one.

** This table reflects the accumulation unit values and the number of accumulation units for both the American Legacy B Share and American Legacy B Class.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix C - Overview of Living Benefit Riders

Overview of Living Benefit Riders
We offer a number of optional Living Benefit riders that, for an additional fee, offer certain guarantees, if certain conditions are met. These Living Benefit riders are described briefly below. Please see the more detailed description in the prospectus discussion for each rider, as well as the Charges and Other Deductions section of the prospectus, for important information on the costs, restrictions, and availability of each rider. Please consult your registered representative as to whether any Living Benefit rider is appropriate for you based on factors such as your investment objectives, risk tolerance, liquidity needs, and time horizon. Not all riders or features are available in all states or with your contract. Prior versions of these riders may have different features. Please consult your registered representative for the availability of any particular rider.



                Lincoln SmartSecurity (Reg. TM) Advan-
                                 tage                           Lincoln Lifetime IncomeSM
                      (prior versions may vary)                      Advantage 2.0
1. Overview   Designed to guarantee that if you         Designed to guarantee that if you
              make your first withdrawal on or          make your first withdrawal on or
              after the date you reach age 65,          after the date you reach age 55 you
              you are guaranteed income for             are guaranteed income for your life
              your life (and your spouse's, under       (and your spouse's, under joint life
              joint life version), even after the       version). Also includes age-based
              entire amount of purchase                 increases to the withdrawal
              payments has been returned to you         amount.
              through periodic withdrawals. If
              lifetime withdrawals are not in
              effect, you may make periodic
              withdrawals of the Guaranteed
              Amount.



                                                      4LATER (Reg. TM) Advantage Protected
                                                                     Funds
                                                           4LATER (Reg. TM) Advantage
                    i4LIFE (Reg. TM) Advantage
1. Overview   Designed to provide an income       Designed to guarantee today a
              program that combines variable      future minimum payout floor for
              Regular Income Payments and a       i4LIFE (Reg. TM) Advantage Regular Income
              death benefit with the ability to   Payments, regardless of
              make withdrawals during an          investment performance, by
              Access Period.                      providing an Income Base during
                                                  the accumulation period that can
                                                  be used to establish in the future a
                                                  Guaranteed Income Benefit with
                                                  i4LIFE (Reg. TM) Advantage.



               i4LIFE (Reg. TM) Advantage Guaranteed
              Income Benefit (Version 4) (prior
              versions may vary)
              4LATER (Reg. TM) Advantage Guaranteed
              Income Benefit
1. Overview   Designed to use the Account
              Value1 established under i4LIFE (Reg. TM)
              Advantage (if i4LIFE (Reg. TM) Advantage
              Guaranteed Income Benefit is
              elected) or the greater of the
              Income Base2 or Account Value
              under Lincoln Lifetime IncomeSM
              Advantage 2.0 or 4LATER (Reg. TM)
              Advantage Protected Funds to
              provide a minimum payout floor
              for i4LIFE (Reg. TM) Advantage Regular
              Income Payments, regardless of
              investment performance.

              1 Can instead use the remaining
              Guaranteed Amount under Lincoln
              SmartSecurity (Reg. TM) Advantage or
              Lincoln Lifetime IncomeSM
              Advantage

              2 Can instead use the Income Base
              established under 4LATER (Reg. TM)
              Advantage

                              Lincoln SmartSecurity (Reg. TM) Advan-
                                               tage                          Lincoln Lifetime IncomeSM
                                    (prior versions may vary)                     Advantage 2.0
2. Current Fee              0.65% (single life) or 0.80% (joint       Single life option 1.05% of Income
                            life) of Guaranteed Amount                Base

                                                                      Joint life option 1.25% of Income
                                                                      Base
3. Guaranteed Maximum Fee   1.50% of Guaranteed Amount                2.00% of Income Base



                                                                     4LATER (Reg. TM) Advantage Protected
                                                                                    Funds
                                                                          4LATER (Reg. TM) Advantage
                                  i4LIFE (Reg. TM) Advantage
2. Current Fee              Varies based on product and death    0.65% of Income Base
                            benefit option (assessed as a % of
                            Account Value, and only during       1.05% (single life) or 1.25% (joint
                            annuity payout phase)                life) of Income Base for 4LATER (Reg. TM)
                                                                 Advantage Protected Funds.
3. Guaranteed Maximum Fee   Same as current fee                  1.50% of Income Base

                                                                 2.00% of Income Base for
                                                                 4LATER (Reg. TM) Advantage Protected
                                                                 Funds



                             i4LIFE (Reg. TM) Advantage Guaranteed
                            Income Benefit (Version 4) (prior
                            versions may vary)
                            4LATER (Reg. TM) Advantage Guaranteed
                            Income Benefit
2. Current Fee              0.65% added to the i4LIFE (Reg. TM)
                            Advantage charge (0.85% if joint
                            life option is chosen) Assessed as
                            a % of Account Value, and only
                            during annuity payout phase
                            (0.50% added to the i4LIFE (Reg. TM)
                            Advantage charge for i4LIFE (Reg. TM)
                            Advantage Guaranteed Income
                            Benefit Versions 3, 2 and 1)
                            (0.65% for 4LATER (Reg. TM) Advantage
                            Guaranteed Income Benefit)

                            For purchasers of Lincoln Lifetime
                            IncomeSM Advantage 2.0 or
                            4LATER (Reg. TM) Advantage Protected
                            Funds, 1.05% (single life option)
                            or 1.25 (joint life option) which is
                            the total charge for i4LIFE (Reg. TM)
                            Advantage and Guaranteed Income
                            Benefit initially (assessed as a % of
                            the Income Base or Account Value,
                            if greater). This charge is in
                            addition to the daily mortality and
                            expense risk and administrative
                            charge for your death benefit
                            option on your base contract.
3. Guaranteed Maximum Fee   1) 2.00% added to the i4LIFE (Reg. TM)
                            Advantage charge, assessed as a
                            % of Account Value, and only
                            during annuity payout phase
                            (1.50% for versions 3, 2 and 1 and
                            4LATER (Reg. TM) Advantage)

                            2) 2.00% charge for i4LIFE (Reg. TM)
                            Advantage Guaranteed Income
                            Benefit for purchasers of Lincoln
                            Lifetime IncomeSM Advantage 2.0
                            and 4LATER (Reg. TM) Advantage Protected
                            Funds initially assessed as a % of
                            the Income Base or Account Value,
                            if greater. This charge is in addition
                            to the daily mortality and expense
                            risk and administrative charge for
                            your death benefit option on your
                            base contract.

                                   Lincoln SmartSecurity (Reg. TM) Advan-
                                                    tage
                                         (prior versions may vary)
4. Withdrawals Permitted         Yes - 5% annually

                                 Excess Withdrawals may
                                 significantly reduce guaranteed
                                 payments.
5. Payments for Life             Yes (if conditions are met)
6. Potential Increases to        Additional Purchase Payments
Guaranteed Amount, Income
Base, or Guaranteed Income       Automatic Annual Step-Ups
Benefit (as applicable)          (if conditions are met)
7. Investment Requirements       Option 3 (different Investment
                                 Requirements may apply
                                 depending upon date of purchase.
                                 See Investment Requirements
                                 section of prospectus for more
                                 details)
8. Ability to Make Additional    Yes. After the first rider
Purchase Payments if             anniversary, cumulative payments
Contract Value is greater than   are limited to $100,000 without
zero                             prior Home Office approval



                                        Lincoln Lifetime IncomeSM
                                             Advantage 2.0                    i4LIFE (Reg. TM) Advantage
4. Withdrawals Permitted         Yes - withdrawal rate varies based   Yes, during Access Period
                                 on age at purchase and if Lincoln
                                 Lifetime IncomeSM Advantage 2.0
                                 Protected Funds is chosen.

                                 Excess Withdrawals may
                                 significantly reduce guaranteed
                                 payments.
5. Payments for Life             Yes (if conditions are met)          Yes (if conditions are met)
6. Potential Increases to        Additional Purchase Payments         N/A
Guaranteed Amount, Income
Base, or Guaranteed Income       5% Enhancements
Benefit (as applicable)
                                 Automatic Annual Step-Ups
                                 (if conditions are met)
7. Investment Requirements       Option 3 (different Investment       None
                                 Requirements may apply
                                 depending upon date of purchase.
                                 See Investment Requirements
                                 section of prospectus for more
                                 details)

                                 Additional Investment
                                 Requirements for Lincoln Lifetime
                                 IncomeSM Advantage 2.0 Protected
                                 Funds
8. Ability to Make Additional    Yes - may impact the charge          No (non-qualified contracts)
Purchase Payments if             (Cumulative purchase payments in
Contract Value is greater than   excess of $100,000 require Home      Yes, during Access Period, unless
zero                             Office approval.)                    4LATER (Reg. TM) Advantage Guaranteed
                                                                      Income Benefit or i4LIFE (Reg. TM)
                                                                      Advantage Guaranteed Income
                                                                      Benefit has been elected (qualified
                                                                      contracts)



                                                                             i4LIFE (Reg. TM) Advantage Guaranteed
                                                                            Income Benefit (Version 4) (prior
                                     4LATER (Reg. TM) Advantage Protected   versions may vary)
                                                    Funds                   4LATER (Reg. TM) Advantage Guaranteed
                                         4LATER (Reg. TM) Advantage         Income Benefit
4. Withdrawals Permitted         Withdrawals may significantly              Excess Withdrawals may
                                 reduce your Income Base.                   significantly reduce guaranteed
                                                                            payments.
5. Payments for Life             When you elect i4LIFE (Reg. TM)Advantage   Yes (if conditions are met)
6. Potential Increases to        Additional Purchase Payments               Automatic Annual Step-Ups (Prior
Guaranteed Amount, Income                                                   versions will have different
Base, or Guaranteed Income       5% Enhancements for 4LATER (Reg. TM)       Step-Up provisions)
Benefit (as applicable)          Advantage Protected Funds                  (if conditions are met)

                                 15% Enhancements (every 3
                                 years) for 4LATER (Reg. TM) Advantage

                                 Resets to contract value
                                 (if conditions are met)
7. Investment Requirements       Option 3 (different Investment             Option 3 (different Investment
                                 Requirements may apply                     Requirements may apply
                                 depending upon date of purchase.           depending upon date of purchase
                                 See Investment Requirements                and for elections of Lincoln
                                 section of prospectus for more             Lifetime IncomeSM Advantage 2.0
                                 details)                                   Protected Funds, 4LATER (Reg. TM)
                                                                            Advantage Protected Funds and
                                 Additional Investment                      i4LIFE (Reg. TM) Advantage Guaranteed
                                 Requirements for 4LATER (Reg. TM)          Income Benefit Protected Funds.
                                 Advantage Protected Funds
8. Ability to Make Additional    Yes. 4LATER (Reg. TM) Advantage            No
Purchase Payments if             Protected Funds cumulative
Contract Value is greater than   purchase payments in excess of
zero                             $100,000 require Home Office
                                 approval.

                               Lincoln SmartSecurity (Reg. TM) Advan-
                                                tage                        Lincoln Lifetime IncomeSM
                                     (prior versions may vary)                   Advantage 2.0
9. Ability to Cancel Rider   Yes, after 5 years following the          Yes, after 5 Years
                             later of rider effective date or
                             contractowner-elected step-up
10. Nursing Home Benefit     No                                        Yes
                                                                       (subject to state availability)
11. May Elect Other Living   No                                        No
Benefit Riders



                                                               4LATER (Reg. TM) Advantage Protected
                                                                              Funds
                                                                    4LATER (Reg. TM) Advantage
                                i4LIFE (Reg. TM) Advantage
9. Ability to Cancel Rider   No (non-qualified contracts)   Yes, after 3 years following the
                                                            later of rider effective date or most
                             Yes, at any time               recent Reset.
                             (qualified contracts)          Yes, after 5 years for 4LATER (Reg. TM)
                                                            Advantage Protected Funds.
10. Nursing Home Benefit     No                             No
11. May Elect Other Living   Limited to Guaranteed Income   No (prior to Periodic Income
Benefit Riders               Benefit                        Commencement Date)



                              i4LIFE (Reg. TM) Advantage Guaranteed
                             Income Benefit (Version 4) (prior
                             versions may vary)
                             4LATER (Reg. TM) Advantage Guaranteed
                             Income Benefit
9. Ability to Cancel Rider   Yes, at any time (termination of the
                             Guaranteed Income Benefit does
                             not terminate i4LIFE (Reg. TM) Advantage)

                             Yes, after 3 years following the
                             later of rider effective date or most
                             recent Reset (if 4LATER (Reg. TM)
                             Advantage Guaranteed Income
                             Benefit is elected or purchasers of
                             Lincoln Lifetime IncomeSM
                             Advantage elect the Guaranteed
                             Income Benefit) (termination of the
                             Guaranteed Income Benefit does
                             not terminate i4LIFE (Reg. TM) Advantage)

                             Yes, qualified contracts only, after
                             5 years following the rider effective
                             date for Lincoln Lifetime IncomeSM
                             Advantage 2.0 or 4LATER (Reg. TM)
                             Advantage Protected Funds
                             purchasers who elect i4LIFE (Reg. TM)
                             Advantage with Guaranteed
                             Income Benefit. Termination
                             applied to both i4LIFE (Reg. TM) Advantage
                             and Guaranteed Income Benefit.
10. Nursing Home Benefit     No
11. May Elect Other Living   Limited to i4LIFE (Reg. TM) Advantage
Benefit Riders

              THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

              LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

                     American Legacy(R) III B Share

      Supplement dated May 1, 2012 to the Prospectus dated May 1, 2012

This Supplement to your American Legacy(R) prospectus describes a new optional rider - LINCOLN LONG-TERM CARE(SM) ADVANTAGE - available for purchase with your variable annuity contract.

As Americans continue to live longer, more and more individuals may become unable to care for themselves because of a chronic illness or cognitive impairment, such as Alzheimer's disease, at some point in their lives. Accordingly, there may be a time when you need to access money in your contract sooner than you may have anticipated to pay for long-term care. You also may need more money than you otherwise have available. To assist you in planning for such potential circumstances, we offer an optional rider available for purchase with your contract that provides you with a special type of insurance against these types of risks - it is called the LINCOLN LONG-TERM CARE(SM) ADVANTAGE RIDER (the "LTC Rider"). It provides monthly benefit payments ("Long-Term Care Benefits" or "LTC Benefits") in the event:
(1) you are "Chronically Ill," which means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision, and (2) you are receiving long-term care services that qualify for coverage under the LTC Rider ("Long-Term Care Services"). Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services.

IF YOU PURCHASE THE LTC RIDER, YOU MAY NOT MAKE ANY ADDITIONAL PURCHASE PAYMENTS MORE THAN 90 DAYS FROM THE CONTRACT DATE. ACCORDINGLY, YOU SHOULD PLAN ON MAKING ENOUGH PURCHASE PAYMENTS TO FUND YOUR ANTICIPATED NEEDS UNDER THE CONTRACT DURING THE FIRST 90 DAYS. EVEN THEN, THE LTC RIDER MAY NOT COVER ALL OF THE LONG-TERM CARE EXPENSES INCURRED BY YOU DURING THE PERIOD OF COVERAGE. ON THE OTHER HAND, YOU MAY NEVER NEED LONG-TERM CARE SERVICES OR, EVEN IF YOU DO, YOU MAY NEVER QUALIFY TO RECEIVE ANY OF THE BENEFITS PROVIDED UNDER THIS LTC RIDER EVEN THOUGH YOU HAVE PAID A CHARGE(S) FOR THE LTC RIDER. ACCORDINGLY, WE STRONGLY ADVISE YOU TO REVIEW CAREFULLY ALL CONTRACT AND RIDER LIMITATIONS.

THE LTC RIDER, IF PURCHASED, MUST BE ELECTED AT THE TIME YOU PURCHASE YOUR CONTRACT AND MAY NOT BE ADDED TO EXISTING CONTRACTS. WHILE THE LTC RIDER IS IN FORCE, YOU MAY NOT PURCHASE ANY OF THE LIVING BENEFIT RIDERS THAT WE OFFER. BY PURCHASING THE LTC RIDER, YOU WILL BE LIMITED IN HOW YOU MAY INVEST AND MAY INVEST ONLY PURSUANT TO INVESTMENT REQUIREMENTS - OPTION 3, AS DESCRIBED IN YOUR PROSPECTUS. PLEASE SEE THE "SUMMARY OF THE LTC RIDER - WHAT ARE THE RISKS ASSOCIATED WITH THE LTC RIDER?" FOR A DISCUSSION OF THE RISKS ASSOCIATED WITH THE LTC RIDER.

This Supplement outlines the revisions and additions to your underlying prospectus necessary to describe the LTC Rider. The features and charges for this rider will vary in certain states. You should discuss the specific provisions applicable to your state with your registered representative.
Your rider will contain the specific provisions applicable to you. All other provisions of your prospectus remain unchanged.

                           TABLE OF CONTENTS
EXPENSE TABLES                                                          4

SUMMARY OF THE LTC RIDER                                                7

ELIGIBILITY TO PURCHASE THE LTC RIDER                                  13

     Eligibility Requirements                                          13
     Issuance Procedures                                               14
     Required Signature                                                14
     Limitations on Purchase Payments                                  14
     Limitations on Purchasing Other Riders                            14
     Investment Restrictions                                           14

ELIGIBILITY TO RECEIVE LTC BENEFIT PAYMENTS                            15

   Establishing Initial Eligibility for LTC Benefits                   15
     Plan of Care                                                      16
     Exclusions and Limitations                                        16
     Deductible Period                                                 17
     Requesting LTC Benefits                                           17
     Denial of LTC Benefits                                            17

   Establishing Continued Eligibility for LTC Benefits                 18

   Verification of Continued Eligibility                               19

   Overpayment of LTC Benefits                                         19

DETERMINING LTC BENEFITS                                               19

   General Summary of LTC Benefits                                     19
     Choices Under the LTC Rider                                       19
     Roadmap of Important LTC Concepts                                 20

   Acceleration Benefit Payments                                       22

   Extension Benefit Payments                                          23

   Maximum Monthly Level Benefit                                       24
     Special Considerations When Determining the Amount of
      Benefits to Request:                                             26

   Growth Benefit Option                                               26

   Maximum Monthly Growth Benefit                                      28
     Special Considerations When Determining the Amount of
      Benefits to Request:                                             30

   Electing to Receive LTC Benefits Before the 5th Contract
    Anniversary                                                        30

WITHDRAWALS                                                            33

   Conforming Withdrawals                                              34

   Excess Withdrawals                                                  34

LTC FIXED ACCOUNT                                                      35

   Nonforfeiture Benefit                                               37

   Acceleration Benefit Charge                                         39

   Extension Benefit Charge                                            39

   Optional Nonforfeiture Benefit Charge                               40

GENERAL PROVISIONS                                                     42

   Death Benefits                                                      42

   Contract Free Withdrawal Provision                                  42

   Investment Requirements                                             42

   Federal Taxation                                                    42

   Maturity Date                                                       43

   Misstatement of Age or Sex                                          44

   LTC Rider Return Privilege                                          44

   Monthly Statements                                                  44

                             EXPENSE TABLES

                                  * * *

The following describes the charges for the LINCOLN LONG-TERM CARE(SM) Advantage Rider (the "LTC Rider" or "Rider"). These charges are in addition to the Contractowner Transaction Expenses and the Periodic Charges for the Base Contract that are set forth in the Expense Tables in your prospectus. For purposes of understanding the Expense Tables, you need to know that there are two primary LTC Benefits - the Acceleration Benefit and the Extension Benefit - that may provide payments to you under the LTC Rider. There is also an additional optional LTC Benefit - the Growth Benefit - that, if elected, may provide you with additional payments under the LTC Rider. (If you do not elect the Growth Benefit, you will have the Level Benefit.) The amounts from these three LTC Benefits, when combined, make up the total amount of benefit payments you may receive from the Rider.

If you decide to terminate the LTC Rider under certain circumstances, the Rider provides a Nonforfeiture Benefit. The Nonforfeiture Benefit provides a reduced long-term care insurance benefit. There is a Nonforfeiture Benefit, called the "Contingent Nonforfeiture Benefit," for which there is no charge. You may also elect to add an enhanced Nonforfeiture Benefit, called the "Optional Nonforfeiture Benefit," for which there is an additional charge, called the "Optional Nonforfeiture Benefit Charge."

The LTC Charge is deducted on a quarterly basis, and is the sum of three different charges: (1) the Acceleration Benefit Charge, (2) the Extension Benefit Charge, (3) the Optional Nonforfeiture Benefit Charge, if elected. The Acceleration Benefit Charge is calculated as a percentage of the "LTC Guaranteed Amount." (This percentage will generally be higher if you elect the Growth Benefit. The LTC Guaranteed Amount will also generally be higher if you elect the Growth Benefit). The other two charges, the Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge, are calculated as a percentage of the "Extension Benefit." (THE LTC GUARANTEED AMOUNT AND THE EXTENSION BENEFITS ARE CONCEPTS THAT ARE EXPLAINED IN MORE DETAIL IN THE FOOTNOTES TO THIS EXPENSE TABLE BELOW AND LATER IN THIS SUPPLEMENT. SEE "DETERMINING LTC BENEFITS" FOR MORE INFORMATION SPECIFICALLY ACCELERATION BENEFIT PAYMENTS, EXTENSION BENEFIT PAYMENTS AND GROWTH BENEFIT OPTION SECTIONS.)

For the Acceleration Benefit Charge, there is a guaranteed maximum percentage rate that we can not exceed, and this maximum charge does not vary if you elect the Growth Benefit. However as noted, the current charge varies depending on whether you have elected the Growth Benefit or not. On the other hand, there are no guaranteed maximum percentage rates for the Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge, and they will vary based upon your age as of the contract date. The highest current charge we are permitted by state law to assess for the Extension Benefit and Optional Nonforfeiture Benefit is shown below. See "LTC Charges" in this supplement for a more detailed explanation of each of the charges.

The following table shows the guaranteed MAXIMUM percentage rates used to calculate the charges for the LTC Rider.

Guaranteed Maximum Charge Percentage Table

      Guaranteed maximum Acceleration Benefit              1.50% of LTC Guaranteed Amount*
      Charge annual percentage rate (Level Benefit or      (0.375% quarterly)
      Growth Benefit):

      Guaranteed maximum Extension Benefit Charge          No guaranteed maximum percentage rate**
      annual percentage rate:

      Guaranteed maximum Optional Nonforfeiture            No guaranteed maximum percentage rate***
      Benefit Charge annual percentage rate

The following table shows the CURRENT percentage rates used to calculate the charges for the LTC Rider. If the Growth Benefit option is elected, the current annual Acceleration Benefit Charge percentage rate will be higher than if the Growth Benefit was not elected. (However, as noted above, the GUARANTEED maximum Acceleration Benefit Charge is the same whether or not the Growth Benefit is elected.)

Current Charge Percentage Rate Table

      Current Acceleration Benefit Charge annual           0.35% of LTC Guaranteed Amount* (0.0875% quarterly)
      percentage rate with the Level Benefit:

      Current Acceleration Benefit Charge annual           0.50% of LTC Guaranteed Amount* (0.125% quarterly)
      percentage rate with the Growth Benefit:

      Highest current Extension Benefit Charge annual      0.76% of Extension Benefit** (0.19% quarterly)
      percentage rate (70-74 year old contractowner):      when approved in your state

      Highest current Optional Nonforfeiture Benefit       0.12% of Extension Benefit*** (0.03% quarterly)
      Charge annual percentage rate (70-74 year old        when approved in your state
      contractowner):

* The Acceleration Benefit Charge percentage rate is assessed against the LTC Guaranteed Amount as of the date the charge is deducted. The Acceleration Benefit Charge percentage rate for the Level Benefit and Growth Benefit will also vary. For the Level Benefit, the LTC Guaranteed Amount is equal to your initial purchase payment and any subsequent purchase payments made in the first 90 days after purchase. For the Growth Benefit, the LTC Guaranteed Amount is equal to your initial purchase payment and any subsequent purchase payments made in the first 90 days after purchase and increases annually by the amount of investment gain, if any, in the subaccounts and any fixed account in which the contractowner is invested through Automatic Step-ups. Benefit payments decrease the LTC Guaranteed Amount, as will certain withdrawals, called "Excess Withdrawals." (See "Withdrawals" in this supplement for more information on Excess Withdrawals.) We will give you 30 days written notice of our intent to raise the current percentage rate for the Acceleration Benefit Charge, up to the maximum allowable charge of 1.50% of the LTC Guaranteed Amount. See "LTC Charges" in this supplement for additional information.

** The Extension Benefit Charge percentage rate is assessed against the Extension Benefit as of the date the charge is deducted. The Extension Benefit is double the dollar amount of the Acceleration Benefit as of 90 days after the contract date. The Extension Benefit will be decreased for Excess Withdrawals and Extension Benefit payments. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Extension Benefit. The current Extension Benefit Charge percentage rate may increase after the contract date subject to prior state regulatory approval, although it will be increased for all contractowners in the same class as determined in a nondiscriminatory manner. We will give you 30 days written notice of our intent to raise the percentage rate. The highest current percentage charge will be 0.68% (0.17% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See "LTC Charges" in this supplement for additional information.

*** The Optional Nonforfeiture Benefit Charge percentage rate is assessed against the Extension Benefit as of the date the charge is deducted. The charge varies based upon your age as of the contract date. There is no maximum guaranteed charge for the Optional Nonforfeiture Benefit. The current Optional Nonforfeiture Benefit Charge percentage rate may increase after the contract date subject to prior state regulatory approval, although it will be the same for all contractowners in the same class as determined in a nondiscriminatory manner. We will give you 30 days written notice of our intent to raise the percentage rate. The highest current percentage charge will be 0.11% (0.0275% quarterly) for contracts issued in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY. See "LTC Charges" in this supplement for additional information.

                                   * * *

EXAMPLES:

THIS EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE CONTRACT WITH THE COST OF INVESTING IN OTHER VARIABLE ANNUITY CONTRACTS. THESE COSTS INCLUDE CONTRACTOWNER TRANSACTION EXPENSES, CONTRACT FEES, SEPARATE ACCOUNT ANNUAL EXPENSES, AND FUND FEES AND EXPENSES. IF YOU PURCHASE THE LTC RIDER, THE LEVEL BENEFIT CAN BE MORE EXPENSIVE THAN THE GROWTH BENEFIT IN CERTAIN LIMITED CIRCUMSTANCES IN EARLY YEARS (BECAUSE THE LEVEL BENEFIT CAN BE ISSUED AT AGES GREATER THAN THE MAXIMUM AGE AT WHICH YOU CAN PURCHASE THE GROWTH BENEFIT). ACCORDINGLY, IN ORDER TO SHOW THE HIGHEST CHARGES YOU MAY PAY IN ANY PARTICULAR YEAR, IT IS NECESSARY FOR US TO SHOW TWO SEPARATE EXAMPLES.

THE FIRST EXAMPLE ASSUMES THAT YOU ARE AGE 69 AND INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOU HAVE PURCHASED THE LTC RIDER. THE EXAMPLE ASSUMES A 5% RETURN EACH YEAR, THE MAXIMUM FEES AND EXPENSES OF ANY OF THE FUNDS, ELECTION OF THE GROWTH BENEFIT OPTION AND THE OPTIONAL NONFORFEITURE PROVISION, AND THAT THE EGMDB DEATH BENEFIT IS IN EFFECT. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

    1) If you surrender your contract at the end of the applicable time period:

            1 year      3 years      5 years      10 years
            ----------------------------------------------
             $1,247      $2,236       $3,220       $5,404

    2) If you annuitize or do not surrender your contract at the end of the applicable time period:

            1 year      3 years      5 years      10 years
            ----------------------------------------------
               $547      $1,636       $2,720       $5,404

THE SECOND EXAMPLE ASSUMES THAT YOU ARE AGE 74 AND INVEST $10,000 IN THE CONTRACT FOR THE TIME PERIODS INDICATED. THE EXAMPLE ALSO ASSUMES THAT YOU HAVE PURCHASED THE LTC RIDER. THE EXAMPLE ASSUMES A 5% RETURN EACH YEAR, THE MAXIMUM FEES AND EXPENSES OF ANY OF THE FUNDS, ELECTION OF THE LEVEL BENEFIT OPTION, ELECTION OF THE OPTIONAL NONFORFEITURE BENEFIT, AND THAT THE EGMDB DEATH BENEFIT IS IN EFFECT. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS, YOUR COSTS WOULD BE:

    3) If you surrender your contract at the end of the applicable time period:

            1 year      3 years      5 years      10 years
            ----------------------------------------------
             $1,296      $2,381       $3,454       $5,833

    4) If you annuitize or do not surrender your contract at the end of the applicable time period:

            1 year      3 years      5 years      10 years
            ----------------------------------------------
               $596      $1,781       $2,954       $5,833

For more information, see "Charges and Other Deductions" in your prospectus and "LTC Charges" in this supplement. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which annuity payouts are made. See "Annuity Payouts" in your prospectus. These examples should not be considered a representation of past or future expenses.

                        SUMMARY OF THE LTC RIDER

The LINCOLN LONG-TERM CARE(SM) ADVANTAGE RIDER provides a way to manage the potential impact of long-term care expenses. The LTC Rider provides the potential to receive as LTC Benefits your purchase payments plus an additional amount equal to two times your purchase payments. These benefits are paid to you income tax-free. In addition, you have the opportunity to increase your tax-free long-term care benefits if there is investment gain in your contract.

We expect you will have some questions about how the LTC Rider works and the purpose for which you would purchase the Rider. The following are some of the questions you might have.

WHY WOULD I WANT TO PURCHASE THE LTC RIDER? Some of the reasons why you may consider purchasing the LTC Rider are:

   - you would like to pay for Long-Term Care Services by withdrawing your contract value on a tax-free basis and without any surrender charges;
   - for the potential of receiving, in addition to your contract value, up to two times your purchase payments in tax-free LTC Benefit payments that we pay from our own assets in our general account during the Extension Benefit period;
   - for the favorable tax treatment of the charges deducted in order to pay for the LTC Rider (compared to taking a withdrawal from an annuity contract to pay premiums on a traditional stand-alone long-term care insurance policy);
   - for the opportunity to receive investment gain in the contract as tax-free LTC Benefits, if you purchase the Growth Benefit option;
   - you want long-term care insurance, but want to retain the ability to access your contract value for emergencies (although this could reduce or terminate the LTC Rider), a feature that may not be available in stand-alone long-term care insurance policies; and
   - you want long-term care insurance, but at the same time you want to retain the ability to have a death benefit, a feature that may not be available in stand-alone long-term care insurance policies (although you should understand that Acceleration Benefit payments and Growth Benefit payments are considered withdrawals that reduce the amount of the death benefit).

ARE THERE WAYS I CAN PAY LONG-TERM CARE EXPENSES UNDER THE CONTRACT OTHER THAN BY PURCHASING THE LTC RIDER?

   - You can always access your contract value through conventional withdrawals from your contract, even if you have not elected to purchase the LTC Rider. However, withdrawals may be subject to surrender charges, income taxes (as investment gains (if any) are deemed to be withdrawn first), and if taken before age 59 1/2, penalty taxes. Such withdrawals also would be limited to your contract value, which may decrease. Withdrawals may be taken (to cover long-term care expenses for yourself or anyone else). LTC Benefits, on the other hand, are subject to favorable tax treatment, would not have any surrender charges, and may exceed the amount of contract value you would otherwise have had available. LTC Benefits may be received only if you are the Covered Life.

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   - You can also access your contract value through conventional annuity payments, even if you have not elected to purchase the LTC Rider. However, while not fully taxable until cost basis has been returned, such payments are not tax-free and are intended to provide protected income payments over an extended lifetime. LTC Benefits, however, may be taken over a shorter period of time (as short as six years) and are received tax-free.

   - We offer Living Benefit Riders that provide a guaranteed income stream and/or a guaranteed withdrawal benefit that may be used to pay for long-term care services. Like the LTC Rider, benefit payments under these riders may exceed contract value, but it may take you 20 years or more to receive them. In addition, Living Benefit Riders are not Qualified Long-Term Care insurance and their benefits cannot be received tax-free, even if used to pay long-term care expenses. On the other hand, the cost of the LTC Rider may be higher than the cost of other Living Benefit Riders we sell, and the procedures to determine eligibility and to request benefits under the LTC Rider are more extensive than those required to receive benefits under the Living Benefit Riders. IN ANY CASE, YOU WILL BE UNABLE TO PURCHASE ANY LIVING BENEFIT RIDER THAT WE MAY OFFER IF YOU PURCHASE THE LTC RIDER. See "The Contracts - Living Benefit Riders" in the prospectus for more information regarding Living Benefit Riders.

   - You may also speak to your registered representative about other ways to pay for long-term care expenses. There are insurance contracts, other than annuities, which provide long-term care benefits and there may also be programs offered by your state.

HOW DO I QUALIFY FOR LTC BENEFITS? If, after the first contract year (subject to state variations), you become Chronically Ill and are receiving Long-Term Care Services, you may receive monthly LTC Benefit payments under the LTC Rider. Chronically Ill means you are either unable to perform two out of six functional activities of daily living (such as feeding yourself, bathing, or dressing) or you suffer from a severe cognitive impairment that requires substantial supervision. YOU SHOULD UNDERSTAND THAT ALTHOUGH YOU MAY BEGIN RECEIVING LTC BENEFITS AT ANY TIME AFTER THE FIRST CONTRACT YEAR, THE LTC RIDER WAS DESIGNED OPTIMALLY FOR LTC BENEFITS TO BE PAID ON OR AFTER THE 5TH CONTRACT ANNIVERSARY.

Importantly, the LTC Rider is not self-effecting and you must satisfy all of the conditions, and take the necessary steps to apply and qualify for, and then maintain your eligibility for, benefits under the LTC Rider. For example, a licensed health care practitioner must certify in a written assessment that you are Chronically Ill, and also complete a plan of care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need ("Plan of Care"). In addition, you must wait 90 days after the date that you start to receive Long-Term Care Services before we will start paying LTC Benefits (the "deductible period"). Once we have determined that you are eligible for benefits, you may submit a Request for Benefits form. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form.

HOW DO LTC BENEFITS IMPACT MY CONTRACT VALUE?   LTC Benefits may be paid out
of your contract value or from our own assets in our general account. In general, the LTC Rider allows you first to access your own contract value on a tax-free basis until you either receive your purchase payments or your entire contract value is depleted, whichever occurs first. At that time, if you are still living, we will continue to make the same tax-free payments to you from our own assets in our general account for a designated period of time or until your death, if earlier. Because we transfer some or all of your contract value to the LTC Fixed Account (which is part of our general account) on the date we make the determination of your initial eligibility to receive LTC Benefits, all LTC Benefit payments are subject to claims of our general

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creditors and to the claims paying ability of Lincoln Life. If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the contract value in the LTC Fixed Account back to the subaccounts. See LTC Fixed Account later in this Supplement.

ARE THE LTC BENEFIT PAYMENTS TAX-FREE? The LTC Rider is a Qualified Long-Term Care Insurance Policy under Section 7702B(b) of the Internal Revenue Code of 1986, as amended. Any LTC Benefits paid under the LTC Rider, as well as any charges deducted under the Rider, will not be reported as taxable income to you, subject to the Internal Revenue Code limitations.

WHAT ARE THE LTC BENEFITS? There are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit - the Growth Benefit - that is available for an additional charge. All LTC Benefits are calculated based on the LTC Guaranteed Amount. The LTC Guaranteed Amount initially is equal to the Acceleration Benefit, which is your initial purchase payment and any subsequent purchase payments made in the first 90 days after purchase. (If you purchase the LTC Rider, you may not make additional purchase payments more than 90 days after purchase.) If you elect the Growth Benefit option, the LTC Guaranteed Amount increases annually by the amount of investment gain, if any, in the subaccounts and any fixed account in which you are invested through Automatic Step-ups. You should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a death benefit. Payment of Acceleration Benefits and Growth Benefits decrease the LTC Guaranteed Amount by the amount of the respective LTC Benefit payment. The LTC Guaranteed Amount is also reduced, but on a proportional basis, by certain withdrawals that exceed a specified percentage of the amount that the contract value exceeds the LTC Guaranteed Amount, called "Excess Withdrawals."

   - ACCELERATION BENEFIT:  The first payments we will make under the LTC
     Rider will be Acceleration Benefits, which are paid out of your contract value. The Acceleration Benefit is not affected by investment results. Acceleration Benefits are paid from your contract value; however, if your contract value is reduced to zero before the Acceleration Benefit is paid, we will make remaining payments from our own assets in our general account.

   - EXTENSION BENEFIT: When the Acceleration Benefit is reduced to zero, we will pay you Extension Benefit payments. Extension Benefits are paid from our general account. This means that, while Acceleration Benefits are funded in whole or in part by your contract value, we will make Extension Benefit payments from our own assets in our general account. The initial Extension Benefit will be double the dollar amount of the Acceleration Benefit. The Extension Benefit is not affected by investment results.

   - GROWTH BENEFIT: If you are interested in potentially being able to "lock in" any investment gains in your contract with respect to your LTC Rider, you may purchase the Growth Benefit option at issue for an additional charge. The Growth Benefit option increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the subaccounts and any fixed account in which you are invested through Automatic Step-ups. Automatic Step-ups occur annually through age 75 or until you reach the maximum LTC Guaranteed Amount of $800,000, whichever occurs earlier. If you do not purchase the Growth Benefit option, any investment gain will not increase your LTC Benefit payments. While you can withdraw any gains from your contract value the same way you make regular withdrawals from your contract, doing so could have a negative impact on your LTC Benefits, as described in more detail below. If you elect the Growth Benefit option, you will not be able to make any Conforming Withdrawals and all withdrawals will be Excess Withdrawals that negatively impact your LTC Benefits. Conforming and Excess Withdrawals are described

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     below in more detail.  Once you begin receiving LTC Benefits and contract value is moved to the LTC Fixed Account, the contract value in the LTC Fixed Account will only increase by the amount of interest credited to the LTC Fixed Account. Growth Benefits are paid from your contract value; however, if your contract value is reduced to zero due to withdrawals and/or adverse investment experience of the subaccounts before the locked-in Growth Benefit is paid, we will make remaining payments from our general account.

WHEN ARE LTC BENEFITS PAID? LTC Benefits are paid monthly, and you tell us the monthly amount that you want to receive up to a maximum monthly amount over a designated period of time. If you are residing in a nursing home or are receiving hospice care, you may request monthly payments up to the full monthly maximum, described below. Contractowners in certain states may also request up to the full monthly maximum for assisted living services. However, if you are eligible and qualify for other qualified Long-Term Care Services (such as home health care or adult day care) but are not residing in a nursing home or receiving hospice care, you may only request UP TO 50% of the monthly maximum. Contractowners in the following states may only request up to 50% of the monthly maximum for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY.

The Acceleration Benefit will be paid monthly over a period of time known as the "Acceleration Benefit Duration." The Acceleration Benefit Duration will be at least 24 months, but may be longer if you take payments in early contract years, or if you take less than the maximum permitted. After the Acceleration Benefit Duration ends, the Extension Benefit will then be paid over a period of time known as the "Extension Benefit Duration." The Extension Benefit Duration is twice the length of the Acceleration Benefit Duration. Growth Benefit payments are spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. The Acceleration Benefit Duration and the Extension Benefit Duration together make up the LTC Benefit Duration. The Acceleration Benefit Duration and Extension Benefit Duration will usually run consecutively and without interruption unless you voluntarily elect to stop payments or become ineligible to receive LTC Benefits. The LTC Benefit Durations would resume if you elect to restart payments or become eligible to receive LTC Benefits.

On the contract date, the Acceleration Benefit Duration is 84 months (I.E., 7 years), so it would take you 84 months (E.G., 7 years) to receive the total Acceleration Benefit. However, the Acceleration Benefit Duration shortens each year until the 5th contract anniversary, when the Acceleration Benefit Duration will be its shortest duration of 24 months (I.E., 2 years). Equally important, as the Acceleration Benefit Duration shortens, the maximum monthly amounts under the LTC Rider increase. IF YOU WAIT TO REQUEST TO BEGIN RECEIVING LTC BENEFIT PAYMENTS UNTIL THE 5TH CONTRACT ANNIVERSARY OR AFTER, YOU WILL MAXIMIZE THE MONTHLY LTC BENEFIT PAYMENT AVAILABLE TO YOU. For example, if you wait to request to begin receiving LTC Benefit payments until the 5th contract anniversary, the Acceleration Benefit Duration will be 24 months, and the Extension Benefit Period will be 48 months, or twice the Acceleration Benefit Period, making the LTC Benefit Duration 72 months. The Growth Benefit would be paid over all 72 months (over both the Acceleration Benefit Duration and the Extension Benefit Duration). If you take less than the maximum monthly amount (by choice or by the 50% limitation applied to non-nursing home/non-hospice care), you will extend the Acceleration Benefit Duration (and thus the Extension Benefit Duration).

HOW DO WITHDRAWALS AFFECT MY LTC BENEFITS? The LTC Rider may permit limited withdrawals of contract value on an annual basis that will not impact your LTC Benefit payments. You may withdraw each year (and in addition to LTC Benefit payments, if you happen to be receiving these at the same time) up to 5% of the amount that your contract value exceeds the LTC Guaranteed Amount (if there is any such excess) as of the immediately preceding contract anniversary, without a decrease in the LTC Benefits. Such withdrawals are referred to as "Conforming Withdrawals." However, the amount of

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withdrawals that exceed 5% of any excess of the contract value over the LTC
Guaranteed Amount will be an "Excess Withdrawal." This means if the LTC Guaranteed Amount is greater than or equal to the contract value on any contract anniversary, any withdrawal will be an Excess Withdrawal.

Excess Withdrawals will result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the contract value. EXCESS WITHDRAWALS MAY RESULT IN SIGNIFICANT REDUCTIONS OF BENEFITS UNDER
THE LTC RIDER AND/OR ITS TERMINATION. ACCORDINGLY, IF YOU THINK THAT YOU MAY NEED TO ACCESS YOUR CONTRACT VALUE THROUGH WITHDRAWALS, THE LTC RIDER MAY NOT BE A GOOD INVESTMENT FOR YOU.

To further explain the application of this limitation to withdrawals, if you have not purchased the Growth Benefit option, you may be able to make Conforming Withdrawals if your contract value has grown above your purchase payments. However, accessing more than modest amounts (I.E., more than 5%) of those investment gains could have a significant negative impact on your LTC Benefits. IF YOU ELECT THE GROWTH BENEFIT OPTION, ON THE OTHER HAND, YOU WILL NOT BE ABLE TO MAKE ANY CONFORMING WITHDRAWALS AND ALL WITHDRAWALS WILL BE EXCESS WITHDRAWALS THAT NEGATIVELY IMPACT YOUR LTC BENEFITS. In addition, since Excess Withdrawals result in proportional reductions to all LTC Benefits, your LTC Benefits may be reduced by more than dollar for dollar when those benefits exceed the contract value. If you reach age 76 or the maximum LTC Guaranteed Amount limit of $800,000, however, you may be able to then begin making Conforming Withdrawals if your contract value exceeds the LTC Guaranteed Amount on the immediately preceding contract anniversary because the Growth Benefit no longer increases after this time. This maximum LTC Guaranteed Amount includes the combined LTC Guaranteed Amounts of all Lincoln Life variable annuity contracts (or contracts issued by our affiliates) owned by you.

IF THE LTC GUARANTEED AMOUNT IS EQUAL TO OR GREATER THAN YOUR CONTRACT VALUE ON A CONTRACT ANNIVERSARY, ANY WITHDRAWAL IN THAT CONTRACT YEAR WILL NOT BE A CONFORMING WITHDRAWAL. ANY EXCESS WITHDRAWAL THAT REDUCES THE CONTRACT VALUE TO ZERO WILL TERMINATE THE LTC RIDER AND THE ONLY LTC BENEFIT THAT YOU MAY RECEIVE WILL BE THE OPTIONAL NONFORFEITURE BENEFIT, IF ELECTED. SEE THE WITHDRAWALS SECTION LATER IN THIS SUPPLEMENT.

ARE THERE ANY RESTRICTIONS ON HOW I INVEST MY MONEY IF I PURCHASE THE LTC RIDER? By purchasing the LTC Rider, you will be limited in how you can invest in the subaccounts and the fixed account. Specifically, you may invest only pursuant to Investment Requirements - Option 3, as described in your prospectus. The subaccounts eligible for investment are designed for steadier, but potentially more modest, investment performance than you may otherwise receive by investing in subaccounts with more aggressive investment objectives. The fixed account will be available to you for dollar-cost averaging purposes only. When we determine you are eligible to receive LTC Benefits, we will move contract value equal to the LTC Guaranteed Amount into the LTC Fixed Account from which we will make Acceleration Benefit payments and, if elected, Growth Benefit payments. Accordingly, after that point, such transferred amounts will not participate in market performance, but will accrue interest.

WHAT ARE THE CHARGES FOR THE LTC RIDER? While the LTC Rider is in effect, there is a charge that is deducted from the contract value on a quarterly basis (the "LTC Charge"). The LTC Charge consists of the sum of three charges: the Acceleration Benefit Charge, the Extension Benefit Charge, and the Optional Nonforfeiture Benefit Charge (if elected). The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge percentage rate is higher for the Growth Benefit option than it is without it, and because the LTC Guaranteed Amount may also be higher if there is contract growth. The Extension Benefit Charge and the Optional Nonforfeiture Benefit Charge do not have guaranteed maximum annual percentage rates and may change at any time, subject to state

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regulatory approval.  For more information, please see "Expense Tables" and the "LTC Charges" in this supplement.

WILL I PAY A SURRENDER CHARGE ON LTC BENEFIT PAYMENTS? LTC Benefit payments are not subject to any surrender charge. However, LTC Benefit payments will count against the contract's free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.

CAN I ADD THE LTC RIDER TO AN EXISTING CONTRACT? The LTC Rider may only be purchased at the time the contract is issued and is not available if you have already purchased a Contract. The availability and certain options and features of the LTC Rider will depend upon your state's approval, and may not be available in some states. Check with your registered representative regarding the availability of the LTC Rider.

WHAT IF I DECIDE TO TERMINATE THE LTC RIDER? The LTC Rider provides a nonforfeiture benefit if you terminate the LTC Rider in certain circumstances. There is a nonforfeiture benefit, called the "Contingent Nonforfeiture Benefit," provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit. You may also choose to add an enhanced nonforfeiture benefit, called the "Optional Nonforfeiture Benefit," for an additional charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider for any reason after three years. The only difference between the two nonforfeiture benefits is the circumstances under which you may terminate the LTC Rider to receive the benefit. Under either nonforfeiture benefit you may receive an amount equal to the greater of one month's maximum monthly benefit or an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid minus the amount of any Extension Benefits paid prior to the LTC Rider's termination. Termination of the LTC Rider does not terminate the underlying contract.

WHAT ARE THE RISKS ASSOCIATED WITH THE LTC RIDER? Some of the principal risks associated with the LTC Rider are:

   - You may never need long-term care. Thus, you may pay for a feature from which you never realize any benefits.
   - Even if you need long-term care, you may not qualify for LTC Benefits under the LTC Rider, or the LTC Benefits you receive may not cover all of the long-term expenses you incur since the maximum amount of LTC Benefit you may receive with the Growth Benefit is capped at $22,222 per month and $16,660 per month without the Growth Benefit, assuming you wait until after the 5th contract anniversary to receive LTC Benefits.
   - You may die before you obtain all the LTC Benefit payments to which you would otherwise be entitled. Remaining LTC Benefit payments that would have otherwise been payable, DO NOT increase the amount paid on your death.
   - Your ability to withdraw contract value without substantially and irrevocably reducing your LTC Benefits will be limited. Accordingly, you should not purchase the LTC Rider if you anticipate taking withdrawals or needing more than limited access to your contract value. In general, if you elect the Growth Benefit option, you will not be able to make any withdrawals without permanently reducing your LTC Benefits. If you do not purchase the Growth Benefit, you will be able to make withdraws of up to 5% of the excess of your contract value over the LTC Guaranteed Amount annually without impacting your LTC Benefits. That restriction will exist until LTC Benefit payments are complete or the LTC Rider otherwise terminates.
   - You must wait at least one year before you can take LTC Benefit payments.

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   - If you take LTC Benefit payments before the 5th contract anniversary, your monthly payments will be smaller and it will take you longer to receive the full amount of LTC Benefits than if you begin taking LTC Benefit payments after the 5th contract anniversary.
   - Even if you would otherwise be able to qualify for LTC Benefits, you may fail to file required forms or documentation and have your benefit denied or revoked.
   - Your variable subaccount investments will be restricted to certain subaccounts and in certain percentages if you purchase the LTC Rider; the subaccounts are designed for steadier, but potentially more modest, investment performance that you may otherwise receive by investing in subaccounts with more aggressive investment objectives.
   - If you begin taking LTC Benefit payments, your contract value to the extent of the LTC Guaranteed Amount will be transferred to the LTC Fixed Account, where it will not be insulated from the claims of our general creditors, will be subject to the claims paying ability of Lincoln Life, and will not participate in any market performance.
   - If you purchase the LTC Rider, you may not purchase any of the living benefit riders that we offer.
   - The Extension Benefit Charge and Optional Nonforfeiture Benefit Charge percentage rates are not subject to a maximum, and may increase significantly.
   - LTC Benefit payments may reduce your death benefit by deducting withdrawals in the same proportion that the withdrawal reduces the contract value.

                       ELIGIBILITY TO PURCHASE THE LTC RIDER

ELIGIBILITY REQUIREMENTS. If you wish to purchase the LTC Rider, you must meet certain eligibility requirements:

   - The LTC Rider must be purchased at the same time you purchase your contract. The LTC Rider cannot be added to existing contracts.
   - LTC Benefits are payable to the person insured under the LTC Rider (the "Covered Life"). The Covered Life must be the contractowner and the annuitant under the contract. If a grantor trust owns the contract, the Covered Life will be the annuitant. There can only be one Covered Life. Thus, if the contract has joint owners, the Covered Life must be the primary owner.
   - The Covered Life must be at least 45 years of age and not older than 74 years of age on the contract date, unless the Growth Benefit option is elected, in which case the Covered Life may not be older than 69 years of age. We must confirm your eligibility through a verification process that includes a review of prescription medications that you are taking, or have taken in the past 5 years, and your medical history. Certain medical conditions or the use of certain medications or medical devices will disqualify you from being eligible to purchase the LTC Rider. Some of the types of medical conditions that will disqualify you from purchasing the rider are Cancer, Parkinson's Disease, Multiple Sclerosis, Heart Disease, Diabetes, Alzheimer's/Dementia, Bipolar Disorder, Schizophrenia, AIDS, Pulmonary Disorders, Kidney Disease, Liver Disease, Lupus, Rheumatoid Arthritis and Myasthenia Gravis as well as medications that are used to treat these conditions. This list is not exhaustive, there are other conditions and medications that are not included. We reserve the right to add or remove medical conditions and prescription drugs at our discretion.
   - You will be required to sign a waiver of confidentiality form that will allow us to conduct a third-party prescription drug screening at the time we process your application.

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ISSUANCE PROCEDURES.  We will notify you if we decline to issue the LTC Rider within 2 days of our receipt of your application that is in good order. We will not issue the LTC Rider if you do not meet the eligibility requirements. If we decline to issue the LTC Rider, we will still issue the annuity contract.

REQUIRED SIGNATURE. If the LTC Rider is issued, you will be required to sign and return one copy of a contract amendment to verify that the medical statements relating to your medical history that you provided upon application for the LTC Rider are true. The signed contract amendment must be returned to us within 45 days of the contract date. FAILURE TO SIGN AND RETURN A SIGNED COPY OF THE CONTRACT AMENDMENT WITHIN 45 DAYS OF THE CONTRACT DATE WILL RESULT IN AN AUTOMATIC TERMINATION OF THE LTC RIDER. IF THE LTC RIDER IS TERMINATED FOR FAILURE TO RETURN THE CONTRACT AMENDMENT, YOU WILL NOT BE ABLE TO TERMINATE THE CONTRACT WITHOUT PENALTY (BECAUSE THE FREE LOOK PERIOD WILL HAVE EXPIRED).

LIMITATIONS ON PURCHASE PAYMENTS. The LTC Benefits will be calculated based upon the dollar amount of purchase payments made into the contract in the first 90 days after the contract date. NO PURCHASE PAYMENTS MAY BE MADE INTO THE CONTRACT AFTER 90 DAYS FROM THE CONTRACT DATE. The minimum purchase payment amount under a contract if you purchase the LTC Rider is $50,000, and the maximum amount of cumulative purchase payments that can be made during that 90-day period is $400,000. There is no guarantee that the LTC Rider or certain options will be available for new purchasers in the future as we reserve the right to discontinue the LTC Rider at any time.

LIMITATIONS ON PURCHASING OTHER RIDERS. You may not purchase any Living Benefit rider otherwise available with your contract while you own the LTC Rider. The following living benefit riders are not available to you while this LTC Rider is in force: LINCOLN SMARTSECURITY(R) Advantage, i4LIFE(R) Advantage with or without the Guaranteed Income Benefit, 4LATER(R)Advantage, LINCOLN LIFETIME INCOME(SM) Advantage, LINCOLN LIFETIME INCOME(SM) Advantage
2.0 or LINCOLN LIFETIME INCOME(SM) Advantage Plus or any other living benefits that we may offer in the future. SEE "LINCOLN SMARTSECURITY(R) Advantage," "i4LIFE(R) Advantage with or without the Guaranteed Income Benefit," "4LATER(R) Advantage," "LINCOLN LIFETIME INCOME(SM) Advantage" or "LINCOLN LIFETIME INCOME(SM) Advantage Plus" in "The Contracts" section of your prospectus for more information about these riders. In addition, the EEB death benefit is not available with the LTC Rider.

INVESTMENT RESTRICTIONS. By purchasing the LTC Rider, you will be limited in how you can invest in the subaccounts and the fixed account. YOU MUST ALLOCATE ALL OF YOUR PURCHASE PAYMENTS AND CONTRACT VALUE AT ALL TIMES IN ACCORDANCE WITH INVESTMENT REQUIREMENTS - OPTION 3 AND ALL ITS PROVISIONS. Under this option, we require at least 30% of your contract value in certain subaccounts that we identify and no more than 70% of your contract value in other specified subaccounts. There may be additional limitations on investing in other subaccounts. These limitations are set forth in "Investment Requirements - Option 3" in your prospectus.

              ELIGIBILITY TO RECEIVE LTC BENEFIT PAYMENTS

ESTABLISHING INITIAL ELIGIBILITY FOR LTC BENEFITS

You will not be eligible to receive LTC Benefit payments under the LTC Rider until after the first contract year. (Although we refer to the first contract anniversary throughout this supplement, this provision may vary by state.) After the first contract anniversary, you may start the process to request and receive LTC Benefits. You must take the following steps to start receiving LTC Benefit payments:

STEP 1: You must first notify us by phone at 877-534-4636, or send written notice to: PO Box 21008, Dept. 0514, Greensboro, NC 27420-1008 of your intent to request LTC Benefits. We will process any notifications or requests for LTC Benefits submitted by you, or on your behalf by your legally authorized representative, which may include a court-appointed conservator or an individual acting under a valid power of attorney. Before starting the eligibility process we will verify that the first contract anniversary has passed.

STEP 2: Once we receive notification of your intent to request LTC Benefits, we will provide you with claims forms which will be used to determine your initial eligibility to receive LTC Benefits.

STEP 3: You must complete and submit the claims forms. This requires that you have a Licensed Health Care Practitioner certify in a written assessment that you are Chronically Ill and complete a Plan of Care for you, which is a written plan of care that is developed based on your written assessment and specifies the type, frequency and duration of all Long-Term Care Services you will need.

STEP 4: We will determine your eligibility based on the 1) assessment; 2) Plan of Care; and 3) whether you have been or will be receiving Long-Term Care Services covered by the LTC Rider due to you being Chronically Ill. Once we have determined your eligibility for benefits, we will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits.

STEP 5: You must submit a Request for Benefits form within 90 days after we have determined that you are eligible for LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months.

STEP 6: You must satisfy the 90 day deductible period before any LTC Benefits will be paid. The 90-day deductible period is measured from the date you first receive Long-Term Care Services. See the Deductible Period paragraph later in this section of the Supplement.

[SIDENOTE]
PLEASE NOTE: The process to request LTC Benefits is involved and you should carefully consider that you may need substantial assistance from a family member or other trusted person to claim and obtain LTC Benefits once you are receiving long-term care. In this regard, our claims-processing department can help you if necessary. You should plan ahead to ensure that a person you trust has agreed to be responsible for completing the initial process, as well as the ongoing requirements, discussed below.

WRITTEN ASSESSMENT. In order to determine whether you have been or will be receiving Long-Term Care Services due to being Chronically Ill, we require that a Licensed Health Care Practitioner certify, within the preceding 12 months, in a written assessment that you are Chronically Ill. You have a Chronic Illness if you require either: 1) substantial assistance with performing at least two of six Activities of Daily Living ("ADLs") for at least 90 days or; 2) substantial supervision to protect you from threats to health and safety due to severe cognitive impairment.

Severe cognitive impairment is deterioration or loss of intellectual capacity that is:
  - Comparable to (and includes) Alzheimer's disease and similar forms of irreversible dementia; and
  - Is measured and confirmed by clinical evidence and standardized tests that reliably measure impairment in short-term or long-term memory; orientation as to person (such as who they are), place (such as their location), and time (such as day, date and year); and deductive or abstract reasoning, including judgment as it relates to safety awareness.

The written assessment will evaluate your ability to perform ADLs and/or your cognitive condition. YOU WILL BE RESPONSIBLE FOR THE COST OF OBTAINING THE INITIAL AND ANY SUBSEQUENT ASSESSMENTS.

PLAN OF CARE. The Licensed Health Care Practitioner must also complete a Plan of Care for you, which is a written plan of care that is developed based on the written assessment that you are Chronically Ill (as described in the preceding section) and specifies the type, frequency and duration of all Long-Term Care Services you will need. Long-Term Care Services are maintenance or personal care services, or any necessary diagnostic, preventive, therapeutic, curing, treating, mitigating, and rehabilitative service that is required because you are Chronically Ill and that are provided pursuant to a Plan of Care. The Long-Term Care Services include, but are not limited to, nursing home care, hospice care, adult day care, assisted living services, home health care and rehabilitative services as described in the Long-Term Care Coverage Endorsement. YOU WILL BE RESPONSIBLE FOR THE COST OF OBTAINING THE REQUIRED PLAN OF CARE. IN ORDER TO RECEIVE LTC BENEFITS UNDER THE LTC RIDER, YOU MUST FOLLOW THE PLAN OF CARE.

EXCLUSIONS AND LIMITATIONS. The following are not Long-Term Care Services under the LTC Rider:

   - alcohol and drug treatment, unless the drug addiction is a result of medication taken in doses prescribed by a physician
   - care in a facility operated primarily for the treatment of mental or nervous disorders, other than qualifying stays or care resulting from a clinical diagnosis of Alzheimer's Disease or similar forms of irreversible dementia
   - treatment arising out of an attempt (while sane or insane) at suicide or an intentionally self-inflicted injury

[SIDENOTE]
A Licensed Health Care Practitioner is a physician (as defined in Section 1861(r)(1) of the Social Security Act, as amended); a registered professional nurse; a licensed social worker; or another professional individual who meets the requirements prescribed by the United States Secretary of the Treasury.

[SIDENOTE]
The six Activities of Daily Living are:
1. BATHING - the ability to wash oneself by sponge bath, or in either a tub or shower, including the task of getting into or out of the tub or shower.
2. CONTINENCE - the ability to maintain control of bowel and bladder function, the ability to perform associated personal hygiene (including caring of a catheter or colostomy bag).
3. DRESSING - the ability to put on or take off all items of clothing and any necessary braces, fasteners or artificial limbs.
4. EATING - the ability to feed oneself by getting food into the body from a receptacle (such as plate, cup or table) or by a feeding tube or intravenously.
5. TOILETING - the ability to get to and from the toilet, get on or off the toilet, and perform associated personal hygiene.
6. TRANSFERRING - the ability to move oneself into or out of a bed, chair or wheelchair.

   - treatment in government facilities, such as the healthcare facilities run by the Veterans Administration (unless exclusion of coverage is otherwise prohibited by law)
   - services for which benefits are available to you under Medicare or other governmental program (other than Medicaid), workers compensation laws, employer liability laws, occupational disease laws or motor vehicle no-fault laws
   - services or care provided to you outside the United States
   - all care and support services that are provided by immediate members of your family, whether paid or unpaid

DEDUCTIBLE PERIOD. You must satisfy the 90 day deductible period before any LTC Benefits will be paid. This means, you must wait 90 days after the date that you start to receive Long-Term Care Services covered under the LTC Rider before we will start paying LTC Benefits. For example, assume that you enter a nursing home on March 1 of a particular year after the first contract anniversary, due to not being able to perform two of the six ADLs. You notify us of your intent to request LTC Benefits on April 1. On April 8, you receive the claims forms from us. On May 1, we receive the completed claims forms, including the written assessment and Plan of Care. On May 10, we determine that your eligibility to receive LTC Benefits was March 1 and send you a Request for Benefits form. On May 20, we receive the completed Request for Benefits form. The deductible period would be 90 days from March 1 and will end as of May 29. We would start monthly LTC Benefit payments after May 29.

REQUESTING LTC BENEFITS. We will notify you in writing once we have determined your eligibility for benefits and will send you a Request for Benefits form to be completed by you in order to receive LTC Benefits. The Request for Benefits form will be used to pay LTC Benefits for a period of up to three months. You will need to provide a new Request for Benefits form to continue to receive LTC Benefits beyond the period requested in the Request for Benefits form. This form will notify us of the dollar amount of LTC Benefit payments that you are requesting, where you would like us to pay them, and from whom you are receiving Long-Term Care Services. If the Request for Benefits form is not received within 90 days after we have determined that you are eligible for LTC Benefits, you will no longer be deemed eligible to receive LTC Benefits and the eligibility determination process will restart. See the Federal Taxation of this Supplement for a discussion of the limits on the dollar amount of LTC Benefit payments.

DENIAL OF LTC BENEFITS. We will notify you in writing if we deny any request for LTC Benefits. We will deny a request for LTC Benefits if we determine that you are not eligible to receive LTC Benefits as set forth in the preceding sections or if you have not fulfilled any of the requirements in order for us to determine your eligibility or process your request. You may request a review of our decision. A request for a review of a denial of a request for LTC Benefits must be in writing and must include any information that may support your request or eligibility status. The request for a review of a denial of a request for LTC Benefits must be submitted to us generally within 3 years (although this period may vary by the state the LTC Rider is issued in) after the time the request for LTC Benefits was filed. We will review your request for a review and provide a written decision, generally within 60 days after receiving it (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued). There is no further review after we provide you with our written decision. If we determine that a request for LTC Benefits should have been granted we will pay you the LTC Benefits you should have received.

[SIDENOTE]
PLEASE NOTE: The amount you request in LTC Benefits may be more or less that your actual expenses for Long-Term Care Services. The LTC Rider is not a reimbursement plan and does not depend on your actual expenses. However, if you receive amounts in excess of the IRS limit, those amounts may be taxable unless you have actually incurred long-term care expenses of that amount.
See "General Provisions - Federal Taxation."

ESTABLISHING CONTINUED ELIGIBILITY FOR LTC BENEFITS

Once you qualify and begin to receive LTC Benefit payments, you must take certain steps to continue to receive LTC Benefits. If you fail to take these steps, your LTC Benefits will stop, and you will have to reestablish your eligibility to restart LTC Benefit payments. You must take the following steps to continue receiving LTC Benefit payments:

EVERY THREE MONTHS:   You must submit a new Request for Benefits form, which
                      must be received by us no earlier than 30 days prior to the end of the current three-month period for which you are receiving LTC Benefits. We will provide you with a new
                      Request for Benefits form prior to the end of the current three-month period. If a new Request for Benefits form is not submitted prior to the end of the current three month period for which you are receiving LTC Benefits, we will automatically pay the LTC Benefit that you are receiving for an additional month. If you do not want to receive this payment you must contact us either by phone or in writing at the address or phone number provided above.
                      LTC Benefits paid during that month will be equal to the amount of the most recent LTC Benefit payment paid to you.
                      If we do not receive a Request for Benefits form within 90 days after the three month period for which LTC Benefits were previously requested, you will have to reestablish your eligibility to receive benefits. Request for Benefits form are always available by contacting us at 877-534-4636.

EVERY YEAR:           At least once every 12 months after we have established
                      your initial benefit eligibility, a Licensed Health Care
                      Practitioner must (1) complete a new assessment on a form provided by us and again certify that you are Chronically
                      Ill, and that you are expected to remain Chronically Ill for at least 90 days, and (2) either prescribe a new Plan of Care, or reconfirm the existing Plan of Care. We will provide you with a new assessment form prior to the end of the current twelve-month period. The appropriate forms are always available by contacting us at 877-534-4636.

REVOCATION OF ELIGIBILITY FOR LTC BENEFITS. We will notify you in writing if we revoke your eligibility for LTC Benefits. You may request a review of our decision. We may revoke your eligibility if we determine that you are no longer eligible to receive LTC Benefits or should not have been found eligible to receive LTC Benefits. We may also revoke your eligibility for failure to follow any of the procedures as discussed above. A revocation of eligibility does not mean that you may be found eligible in the future. A request for a review of a revocation of eligibility must be in writing and must include any information that may support your request or eligibility status. The request for a review of a revocation of eligibility must be submitted to us generally within 3 years (although this period may vary because of a different requirement imposed by the state in which the LTC Rider is issued) after the time the last Request for Benefits form was filed.
 We will review your request for a review and provide a written decision within 60 days after receiving it. There is no further review after we provide you with our written decision. If we determine that we should not have revoked your eligibility we will pay you the LTC Benefits you should have received.

VERIFICATION OF CONTINUED ELIGIBILITY

At any time and as often as we reasonably require, we reserve the right to verify that all of the conditions for initial and ongoing eligibility are satisfied. Verification of your continued eligibility may include any or all of the following:

   - review of medical facts (including, but not limited to, medical files or diagnostic test results) to determine the extent of any Chronic Illness;
   - a physical examination at our expense by a physician of our choosing to determine that all of the criteria for eligibility are met;
   - requiring proof that you have received the prescribed care or support services.

If the Company is unable to verify that you are receiving Long-Term Care Services as set forth in the Plan of Care or that you are Chronically Ill, the Company will revoke your eligibility to receive LTC Benefits and reject any pending or subsequent request for benefits, and take action pursuant to the overpayment provision described below. Any subsequent determination of benefit eligibility will be treated as the initial determination of eligibility.

OVERPAYMENT OF LTC BENEFITS

If you no longer meet the eligibility criteria or no longer wish to receive LTC Benefit payments, you will need to notify us by contacting us either by phone or in writing at the address or phone number provided above. Failure to notify us that you no longer meet the eligibility criteria may result in an overpayment. In the event we make an overpayment to you, we will notify you and request repayment. An overpayment could be made under an existing Request for Benefits after a Covered Life is no longer eligible to receive benefits or as a result of an administrative error in processing a request for benefits. If you receive an overpayment, it is your responsibility to return the amount of the overpayment within sixty days of our request. If you do not return the overpayment within 60 days of our request, we will deduct the amount of the overpayment from your future LTC Benefits, if any, or otherwise from any withdrawals, cash surrender, or death benefit proceeds.

                         DETERMINING LTC BENEFITS

GENERAL SUMMARY OF LTC BENEFITS

Before delving into a more detailed discussion, we want to provide you with an overview of the basic choices you have relating to the LTC Rider, as well as a brief roadmap of the general concepts that impact your LTC Benefits.

CHOICES UNDER THE LTC RIDER. The amount of LTC Benefits that you may receive under the LTC Rider is dependent upon several choices that you make.

   - You will decide how much money to invest in the contract in order to fund the LTC Rider. The amount of the initial purchase payment and of any subsequent purchase payments made in the first 90 days after the contract date will determine the amount of Acceleration Benefits and Extension Benefits you may receive.

   - You will also choose whether you would like the opportunity to grow the LTC Benefits by choosing, for a higher charge, the Growth Benefit option.

   - You will choose whether to purchase for an additional cost the Optional Nonforfeiture Benefit option which provides an LTC Benefit if you terminate the LTC Rider under certain circumstances after the 3rd contract anniversary.

   - Once you are eligible to receive LTC Benefits, you will decide when and in what amounts up to certain limits you would like to receive monthly LTC Benefit payments. As long as you have met the conditions described in the "Eligibility for LTC Benefits" section of this supplement, you may use the LTC Benefit payments for any purpose and may receive more than your actual expenses for Long-Term Care Services.

ROADMAP OF IMPORTANT LTC CONCEPTS. There are certain important features of the LTC Rider you need to understand. The following section of this supplement summarizes these features.

As described above, there are two primary LTC Benefits: the Acceleration Benefit and the Extension Benefit. There is also an additional optional LTC Benefit - the Growth Benefit - that is available for an additional charge. All LTC Benefits are calculated based on the LTC Guaranteed Amount. The LTC Guaranteed amount is also important as it affects the charges you pay for the LTC Rider. See "LTC Charges" for additional information. The LTC Guaranteed Amount is equal to the Acceleration Benefit plus the Growth Benefit, if elected. However, you should understand that the LTC Guaranteed Amount is not available to you as a lump sum withdrawal or as a death benefit. See the discussion following this chart for a more detailed discussion of each LTC Benefit.

[CHART]

                           ACCELERATION BENEFIT
          - First payments made under the LTC Rider
          - Deducted from your contract value
          - Equals your initial purchase payment and any subsequent purchase payments made in the first 90 days
          - Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the Determining LTC Benefits- Maximum Monthly Level Benefit section)
          - Payments reduce the LTC Guaranteed Amount and Acceleration
            Benefit
          - If the contract value is reduced to zero, benefits are paid by us from our general account
          - Not affected by investment results
          - No surrender charges, although LTC Benefit payments will be applied against the contract's free withdrawal provision reducing the amount you may otherwise withdraw without a surrender charge.

                                    |
                                    |
                                    v

                           EXTENSION BENEFIT
          - Second payments made under the LTC Rider once Acceleration Benefit is reduced to zero
          - Paid by us from our general account
          - Equals double the Acceleration Benefit as of the 90th day after the contract date
          - Paid monthly up to a monthly maximum amount (referred to as Maximum Monthly Level Benefit which is described in the Determining LTC Benefits- Maximum Monthly Level Benefit section)
          - Payments reduce the Extension Benefit
          - Not affected by investment results

                                    |
                                    |
                                    v

                            GROWTH BENEFIT

          - May be purchased for an additional cost
          - Increases the LTC Guaranteed Amount annually by the amount of investment gain, if any, in the subaccounts and any fixed account
          - Payments made in addition to Acceleration Benefit and Extension Benefit payments
          - Deducted from your contract value
          - Paid monthly up to a monthly maximum amount that is different from the monthly maximum amounts applicable to the Acceleration Benefit and Extension Benefit and that may increase but will never decrease based upon investment performance
          - Payments reduce the LTC Guaranteed Amount and Growth Benefit
          - If the contract value is reduced to zero, paid by us from our general account
          - Each annual step-up is not affected by subsequent investment results
          - No surrender charges, although LTC Benefit payments will be applied against the contract's free withdrawal provision reducing the amount you may otherwise withdraw without a surrender charge

                                    |
                                    |
                                    v

                                 WITHDRAWALS

          - Permitted any time in addition to LTC Benefit payments
          - Will not decrease LTC Benefits (but will reduce contract value) to the extent annual withdrawals are less than or equal to 5% of the excess amount, if any, of the contract value over the LTC Guaranteed Amount as of the immediately preceding contract anniversary
          - The amount of any withdrawal that exceeds 5% of the excess amount of the contract value over the LTC Guaranteed Amount will be an Excess Withdrawal (I.E., if the LTC Guaranteed Amount is greater than or equal to the contract value on any contract anniversary, any withdrawal will be an Excess Withdrawal)
          - If the Growth Benefit has been elected, ANY withdrawal is an Excess Withdrawal
          - Excess Withdrawals result in proportional reductions to all LTC Benefits by the same percentage that the Excess Withdrawal reduces the contract value
          - Thus, if you purchase the Growth Benefit option, any withdrawal will be an Excess Withdrawal (unless you are age 76 or the maximum LTC Guaranteed Amount limit of $800,000 has been reached, and your contract value on the immediately preceding contract anniversary exceeds the LTC Guaranteed Amount)

Now that we have discussed the general important features that impact your LTC Benefits, we can engage in a more detailed discussion of how exactly these LTC Benefits are calculated.

ACCELERATION BENEFIT PAYMENTS

Once you become eligible to receive LTC Benefits and we make a determination of your eligibility, we will move your contract value to the extent of the LTC Guaranteed Amount to our LTC Fixed Account. Amounts allocated to the LTC Fixed Account will no longer have the ability to participate in market performance. See "LTC Fixed Account" for more information. We then pay you the Acceleration Benefit as monthly Acceleration Benefit payments during the Acceleration Benefit Duration. Each payment will be the amount you request up to the Maximum Monthly Level Benefit amount. See "Determining LTC Benefits
- Maximum Monthly Level Benefit" below for a detailed description. The Acceleration Benefit is first paid from the contract value. Surrender charges are waived for all Acceleration Benefit payments. However, Acceleration Benefit payments will be applied against the contract's free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.

We promise that if your contract value is reduced to zero due to investment losses and there is a remaining amount of Acceleration Benefit, the remaining Acceleration Benefit payments will be paid from our assets and investments we hold in our general account, subject to the conditions discussed in this supplement. Because we transfer contract value equal to the LTC Guaranteed Amount (or all contract value, if less) to the LTC Fixed Account (which is part of our general account) once you begin receiving payments, all Acceleration Benefit payments are subject to the claims of our general creditors and the claims paying ability of Lincoln Life. The Acceleration Benefit is not available as a lump sum withdrawal or as a death benefit.

Acceleration Benefit payments reduce the Acceleration Benefit, LTC Guaranteed Amount and contract value. Excess Withdrawals will reduce the Acceleration Benefit and LTC Guaranteed Amount by the same proportion that the Excess Withdrawal reduces your contract value. See "Withdrawals" in this supplement for more information on Excess Withdrawals.

Once the Acceleration Benefit is reduced to zero, the Extension Benefit Duration will begin. In the last month that you receive an Acceleration Benefit payment, if the remaining amount of Acceleration Benefit is less than the Maximum Monthly Level Benefit amount, the payment that you receive will include the

[SIDENOTE]
ACCELERATION BENEFIT = the initial purchase payment, plus each subsequent purchase payment made within the first 90 days after the contract date, less Excess Withdrawals (adjusted as described in this supplement), less Acceleration Benefit payments. IF YOU HAVE NOT ELECTED THE GROWTH BENEFIT, THE LTC GUARANTEED AMOUNT EQUALS THE ACCELERATION BENEFIT.

[SIDENOTE]
ACCELERATION BENEFIT DURATION = the period of time over which Acceleration Benefits are paid. If you have not received LTC Benefits prior to the 5th contract anniversary, the minimum Acceleration Benefit Duration will be 24 months (I.E., 2 years).

[SIDENOTE]
EXCESS WITHDRAWALS WILL REDUCE THE LTC GUARANTEED AMOUNT AND ACCELERATION BENEFIT BY THE SAME PERCENTAGE THAT THE EXCESS WITHDRAWAL REDUCES THE CONTRACT VALUE.

remaining Acceleration Benefit plus an amount of Extension Benefit to make the payment equal to the amount you have requested. The following month the LTC Benefit will be paid from the Extension Benefit.

EXTENSION BENEFIT PAYMENTS

Once the Acceleration Benefit is reduced to zero and you are still requesting and otherwise eligible to receive LTC Benefit payments, we will start to pay you the Extension Benefit as monthly Extension Benefit payments. Extension Benefit payments are paid up to the Maximum Monthly Level Benefit amount. See "Determining LTC Benefits - Maximum Monthly Level Benefit" below for more details. The Extension Benefit is an obligation of Lincoln Life subject to the claims-paying ability of Lincoln Life and is supported by the general account, not by your contract value. We promise to pay the Extension Benefit during the Extension Benefit Duration subject to the conditions discussed in this supplement. The Extension Benefit is not available as a lump sum withdrawal or as a death benefit.

EXAMPLE:   The following example shows the calculation of the LTC Guaranteed
Amount, the Acceleration Benefit and the Extension Benefit as of the contract date, and the recalculation of those amounts after a subsequent purchase payment is made prior to the 90th day after the contract date.

Initial purchase payment January 1, 2011 (contract date equals January 1, 2011):            $100,000
Contract value January 1, 2011:                                                             $100,000
LTC Guaranteed Amount January 1, 2011 (equals initial purchase payment):                    $100,000
Acceleration Benefit January 1, 2011 (equals LTC Guaranteed Amount):                        $100,000
Extension Benefit January 1, 2011 (2 x $100,000 Acceleration Benefit):                      $200,000
Contract value February 1, 2011 prior to subsequent purchase payment:                       $110,000
Subsequent purchase payment received February 1, 2011:                                      $100,000
LTC Guaranteed Amount after subsequent purchase payment
     ($100,000 LTC Guaranteed Amount + $100,000 subsequent purchase
     payment made within 90 days of contract date):                                         $200,000
Acceleration Benefit after subsequent purchase payment:                                     $200,000
Extension Benefit after subsequent purchase payment
     (2 x $200,000 Acceleration Benefit):                                                   $400,000
Contract value after additional purchase payment:                                           $210,000

[SIDENOTE]
EXTENSION BENEFIT = twice the initial Acceleration Benefit (purchase payments within the first 90 days after the contract date), less Excess Withdrawals (adjusted as described in this supplement), less Extension Benefit payments.

[SIDENOTE]
EXTENSION BENEFIT DURATION = the period of time over which Extension Benefits are paid. The Extension Benefit Duration is initially twice the length of the Acceleration Benefit Duration. If you have not received LTC Benefits prior to the 5th contract anniversary, the minimum Extension Benefit Duration will be 48 months (I.E., 4 years).

[SIDENOTE]
EXCESS WITHDRAWALS WILL REDUCE THE LTC GUARANTEED AMOUNT AND EXTENSION BENEFIT BY THE SAME PERCENTAGE THAT THE EXCESS WITHDRAWAL REDUCES THE CONTRACT VALUE.

MAXIMUM MONTHLY LEVEL BENEFIT

The Maximum Monthly Level Benefit is the monthly limit for Acceleration and Extension Benefits that may be paid to you under the LTC Rider. The Maximum Monthly Level Benefit is calculated on the contract date and each contract anniversary up to, and including, the 5th contract anniversary. Because the maximum monthly amount is based upon the number of months over which the Acceleration Benefits are paid, the maximum monthly amount is lowest on the first contract anniversary and is recalculated and increases every year you wait to request LTC Benefits up to 5th contract anniversary. If you receive LTC Benefit payments prior to the 5th contract anniversary, the maximum monthly amount will be lower than if you wait until after five years after the contract date. We promise that the total amount of LTC Benefits available will be the same, but will be paid out over a longer time period (as long as you are alive) and at a lower monthly maximum amount.

Excess Withdrawals will reduce the Maximum Monthly Level Benefit amount by the same percentage the Excess Withdrawal reduces the contract value. See "Withdrawals" in this supplement. All other withdrawals and LTC Benefit payments will not change the Maximum Monthly Level Benefit amount. The Maximum Monthly Level Benefit amount does not include Growth Benefits.

                                  IMPORTANT NOTE:

     We designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the 5th contract anniversary. After the 5th contract anniversary, you can maximize your monthly LTC Benefit payments and receive those payments over the shortest period of time (giving you access to the money we pay from our general account during the Extension Benefit period earlier relative to when you begin taking LTC Benefit payments and over a shorter period of time). THIS DISCUSSION ASSUMES THAT YOU DO NOT BEGIN TAKING LTC BENEFIT PAYMENTS UNTIL AFTER THE 5TH CONTRACT ANNIVERSARY. However, because we wanted to provide you with the flexibility to begin taking LTC Benefit payments prior to the 5th contract anniversary if the need arises, we will highlight the impact of taking LTC Benefit payments earlier in a later section. See "Determining LTC Benefits - Electing to Receive LTC Benefits Before the 5th Contract Anniversary."

[SIDENOTE]
MAXIMUM MONTHLY LEVEL BENEFIT = the remaining Acceleration Benefit divided by the number of months of remaining Acceleration Benefit Duration. For example, if the Acceleration Benefit is $200,000 and the Acceleration Benefit Duration as of the 5th contract anniversary was 24 months, the Maximum Monthly Level Benefit would be $8,333.33 ($200,000/24).

Whether you can request all of the Maximum Monthly Level Benefit (after the required waiting period and fulfilling all other applicable requirements to receive LTC Benefits) will depend on whether you are residing in a "nursing home" or are receiving "hospice care" (which may be received in your home or in a hospice care facility). Both of these terms are defined in the Long-Term Care Coverage Endorsement form; the actual definitions may vary because of requirements imposed by the particular state in which the LTC Benefit was issued. The following chart shows the amount you may request in LTC Benefits.

---------------------------------------------------------------------------------------------------------------
TYPE OF LONG-TERM CARE SERVICES                         AMOUNT OF MONTHLY BENEFIT YOU CAN REQUEST
---------------------------------------------------------------------------------------------------------------
If you are residing in a nursing home or                You may request an amount up to the Maximum
are receiving hospice care:                             Monthly Level Benefit amount.  Contractowners with
                                                        contracts issued in certain states may also request up
                                                        to the Maximum Monthly Level Benefit amount if
                                                        they are in an assisted living facility.
---------------------------------------------------------------------------------------------------------------
If you are eligible and qualify for other               You may request only UP TO 50% of the Maximum
qualified Long-Term Care Services                       Monthly Level Benefit amount.*  If upon
(such as but not limited to home health                 commencement of a month you qualify to receive up
care, adult day care, assisted living                   to 50% of the Maximum Monthly Level Benefit
services*), but are not residing in a                   amount and during that month you enter a nursing
nursing home or receiving hospice care:                 home or start to receive hospice care, you will qualify
                                                        to receive up to 100% of the Maximum Monthly
                                                        Level Benefit amount the following month.
---------------------------------------------------------------------------------------------------------------

*Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly Level Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY.

The Maximum Monthly Level Benefit amount will not change after the 5th contract anniversary unless you make an Excess Withdrawal (as described below). IF, AFTER THE 5TH CONTRACT ANNIVERSARY, YOU RECEIVE LESS THAN THE MAXIMUM MONTHLY LEVEL BENEFIT AMOUNT IN ANY GIVEN MONTH, THE MAXIMUM MONTHLY LEVEL BENEFIT AMOUNT WILL NOT BE INCREASED, BUT THE MINIMUM ACCELERATION BENEFIT DURATION OR MINIMUM EXTENSION BENEFIT DURATION WILL BE INCREASED AND WILL EQUAL THE REMAINING ACCELERATION BENEFIT OR EXTENSION BENEFIT DIVIDED BY THE MAXIMUM MONTHLY LEVEL BENEFIT AMOUNT.

EXAMPLE: The following is an example of how taking less than the Maximum Monthly Level Benefit impacts future Maximum Monthly Level Benefit amounts and extends the Acceleration Benefit Duration and Extension Benefit Duration. This example also illustrates how the Maximum Monthly Level Benefit does not change after the 5th contract year. Assume LTC Benefit payments begin after the 5th contract anniversary and the owner receives 50% of the Maximum Monthly Level Benefit each month.

ON 5TH CONTRACT ANNIVERSARY:

Acceleration Benefit:                                                           $100,000
Acceleration Benefit Duration:                                                  24 months
Extension Benefit:                                                              $200,000
Extension Benefit Duration:                                                     48 months
Maximum Monthly Level Benefit: ($100,000/24)                                    $4,166.67
Monthly LTC Benefit payment (50% of $4,166.67)                                  $2,083.33

ON THE 6TH CONTRACT ANNIVERSARY:

Remaining Acceleration Benefit:
     ($100,000 - LTC Benefit payments of $25,000 ($2,083.33 x 12))              $75,000
Remaining Acceleration Benefit Duration
     (assuming the contract owner continues to receive 50% of the

     Maximum Monthly Level Benefit): ($75,000 / $2,083.33)                      36 months
Remaining Acceleration Benefit Duration
     (if the contract owner begins receiving 100% of the Maximum
     Monthly Level Benefit): ($75,000 / $4,166.67)                              18 months
Remaining Extension Benefit:                                                    $200,000
Remaining Extension Benefit Duration
     (assuming the contract owner continues to receive 50% of the
     Maximum Monthly Level Benefit each year):  ($200,000 / $2,083.33)          96 months
Remaining Acceleration Benefit Duration
     (if the contract owner begins receiving 100% of the Maximum
     Monthly Level Benefit): ($200,000 / $4,166.67)                             48 months

SPECIAL CONSIDERATIONS WHEN DETERMINING THE AMOUNT OF BENEFITS TO REQUEST:
Keep in mind that you may use the LTC Benefit payments for any purpose and may request more than your actual expenses for Long-Term Care Services (subject to the maximums discussed above). When determining the amount of the LTC Benefit to request, however, there are a number of factors you may want to take into account.

DURING THE ACCELERATION BENEFIT DURATION, for example, you may want to consider the actual cost of your care and the expected length of your care, the chance that you may not live long enough to receive all the LTC Benefit payments, and the need for death benefit and/or annuity features under your contract. During the Acceleration Benefit Duration, taking less than the maximum amount of the Acceleration Benefit to which you are entitled will extend the Acceleration Benefit Duration (and thus will extend the beginning of the Extension Benefit Duration, when LTC Benefits are being paid out of our assets). (As discussed below, not taking Growth Benefit payments will not extend the Acceleration Benefit Duration.) If the cost of any qualified Long-Term Care Services that you are receiving is less than the maximum you can request and you anticipate needing money for Long-Term Care Services for a longer period of time than the LTC Benefit Duration, then you may want to consider taking less than the maximum amount. Taking less than the maximum has the advantage of extending your benefits over a longer time period and/or allowing you to retain your death benefit and annuity options (which are reduced by withdrawals including LTC Benefit payments and thus will not be reduced as quickly), but has the disadvantage of there being a greater chance that you may not live long enough to receive all or as many LTC Benefit payments.

ONCE YOU ARE IN THE EXTENSION BENEFIT DURATION, when LTC Benefits are being paid out of our assets, it is almost universally better to take your maximum permitted amount each month, in case of death prior to all LTC Benefit payments being made.

In all cases, you should also consider the limits imposed under IRS rules. See "General Provisions - Federal Taxation" section below.

GROWTH BENEFIT OPTION

At the time you purchase the Rider, you will choose whether to add the Growth Benefit option. The Growth Benefit option may not be added after the LTC Rider is issued. The Growth Benefit option may provide an additional amount of LTC Benefit from investment gains in the subaccounts and fixed account. The Growth Benefit is paid as monthly Growth Benefit payments up to the Maximum Monthly Growth Benefit amount.

Growth Benefit payments may be paid in addition to Acceleration Benefit payments and Extension Benefit payments and are paid during both the Acceleration Benefit Duration and the Extension Benefit Duration. Thus, while your initial purchase payment (and any subsequent purchase payment made during the first 90 days up to the applicable maximum limit) is returned to you over the Acceleration Benefit Duration, your Growth Benefit is spread over both the Acceleration Benefit Duration and the Extension Benefit Duration. After the Extension Benefit is reduced to zero and if there is any remaining LTC Guaranteed Amount, you may continue to receive Growth Benefits, if otherwise eligible, until the LTC Guaranteed Amount is reduced to zero. At such point, Growth Benefit payments will no longer be subject to the Maximum Monthly Growth Benefit limit (I.E., you can request a lump sum of any remaining LTC Guaranteed Amount).

Surrender charges are waived for all Growth Benefit payments. However, Growth Benefit payments will be applied against the contract's free withdrawal provision, which may impact whether surrender charges are applied to other withdrawals.

On each contract anniversary until you reach age 76, the LTC Guaranteed Amount may increase to an amount equal to the contract value, if higher, due to Automatic Step-ups, up to the maximum LTC Guaranteed Amount limit of $800,000 (referred to as the Automatic Step-up). The Growth Benefit is equal to the difference between the LTC Guaranteed Amount and the Acceleration Benefit, if any. On the contract date, the Growth Benefit is zero. The Growth Benefit will be calculated on each contract anniversary or at the time of an Excess Withdrawal.

Once you begin receiving LTC Benefit payments, we transfer contract value to the LTC Fixed Account (which is part of our general account) equal to the LTC Guaranteed Amount (or the contract value, if less). Each contract anniversary thereafter, we transfer to the LTC Fixed Account the amount by which the LTC Guaranteed Amount "stepped up" that year. See "LTC Fixed Account" in this supplement for additional information. BECAUSE YOUR CONTRACT VALUE WILL BE EARNING FIXED INTEREST IN THE LTC FIXED ACCOUNT AND WILL NO LONGER BE PARTICIPATING IN ANY INVESTMENT PERFORMANCE IN THE SEPARATE ACCOUNT, THERE IS VERY LITTLE LIKELIHOOD THAT THE AUTOMATIC STEP-UPS WILL CONTINUE TO INCREASE THE LTC GUARANTEED AMOUNT WHILE YOU ARE RECEIVING LTC BENEFITS EVEN THOUGH YOU WILL STILL BE PAYING AN INCREASED ACCELERATION BENEFIT CHARGE FOR THE GROWTH BENEFIT. THUS IF YOU PURCHASE THE GROWTH BENEFIT, YOU SHOULD ALLOW SUFFICIENT TIME BEFORE YOU ANTICIPATE NEEDING LTC BENEFITS TO ALLOW THE AUTOMATIC STEP-UPS TO INCREASE THE LTC GUARANTEED AMOUNT AND SHOULD NOT PURCHASE IT IF YOU ANTICIPATE NEEDING LTC BENEFIT WITHIN A SHORT TIME-FRAME.

YOU WILL PAY A HIGHER LTC CHARGE FOR THE GROWTH BENEFIT OPTION THAN FOR THE LEVEL BENEFIT OPTION. IN ADDITION, WHEN DECIDING WHETHER TO PURCHASE THE GROWTH BENEFIT OPTION, YOU SHOULD CONSIDER THAT UNDER THE GROWTH BENEFIT OPTION, ANY WITHDRAWAL WILL BE AN EXCESS WITHDRAWAL. However, if the maximum LTC Guaranteed Amount limit of $800,000 has been reached or you are age 76 or older, and your contract value exceeds the LTC Guaranteed Amount on a contract anniversary, you may withdraw an amount up to the Conforming Withdrawal amount. See "Withdrawals" in this supplement for an example of how an Excess Withdrawal reduces the LTC Guaranteed Amount.

Once the maximum LTC Guaranteed Amount limit has been reached or you are age 76 or older, you will not receive any further Automatic Step-ups of the LTC Guaranteed Amount (even if it later declines due to Excess Withdrawals or LTC Benefit payments). Contract value in excess of the maximum LTC Guaranteed Amount will not provide any additional Growth Benefit.

[SIDENOTE]
AUTOMATIC STEP-UPS = On each contract anniversary, the LTC Guaranteed Amount will automatically step up to the contract value as of the contract anniversary if:
-  The Covered Life is still living and under age 76;
- The contract value on that contract anniversary is greater than the LTC Guaranteed Amount; and
-  The maximum LTC Guaranteed Amount limit has never been reached.

[SIDENOTE]
EXCESS WITHDRAWALS WILL REDUCE THE LTC GUARANTEED AMOUNT AND GROWTH BENEFIT BY THE SAME PERCENTAGE THAT THE EXCESS WITHDRAWAL REDUCES THE CONTRACT VALUE.

EXAMPLE:   Following is an example of how the Automatic Step-ups will work through the first three contract anniversaries (assuming no withdrawals).

Total purchase payments added to the contract as of 90th day after the contract date:                $200,000
LTC Guaranteed Amount as of 90th day after the contract  date equals total purchase
payments made into the contract:                                                                     $200,000
Acceleration Benefit as of 90th day after the contract date:                                         $200,000
Total contract value on 1st contract anniversary reflecting investment gain:                         $225,000
New LTC Guaranteed Amount on 1st contract anniversary:                                               $225,000
LTC Guaranteed Amount steps up since $225,000 is greater than
LTC Guaranteed Amount of $200,000:                                                                   $225,000
Growth Benefit on 1st contract anniversary
     ($225,000 LTC Guaranteed Amount - $200,000 Acceleration Benefit):                               $ 25,000
Total contract value on 2nd contract anniversary reflecting investment loss from previous contract anniversary
     ($225,000 LTC Guaranteed Amount does not change as the contract value
     of $218,000 is less; $25,000 Growth Benefit does not change):                                   $218,000
Total contract value on 3rd contract anniversary reflecting investment gain from
previous contract anniversary:                                                                       $240,000
New LTC Guaranteed Amount
     (LTC Guaranteed Amount steps up as $240,000 is greater than
     LTC Guaranteed Amount of $225,000):                                                             $240,000
Growth Benefit on 3rd contract anniversary
     ($240,000 LTC Guaranteed Amount - $200,000 Acceleration Benefit):                               $ 40,000

You may choose to irrevocably terminate the Automatic Step-ups if you believe that you have sufficient LTC Benefits to cover your needs and do not want or need to further increase the LTC Benefits. You may terminate Automatic Step-ups after the 5th contract anniversary by notifying us in writing at least 30 days prior to the next contract anniversary. By choosing to terminate the Automatic Step-ups, the LTC Guaranteed Amount will no longer step up to the contract value, if higher. YOU WILL STILL PAY THE HIGHER ACCELERATION BENEFIT CHARGE ASSOCIATED WITH THE GROWTH BENEFIT IF YOU TERMINATE AUTOMATIC STEP-UPS. HOWEVER, THE CHARGE WILL NOT INCREASE AS THE LTC GUARANTEED AMOUNT (WHICH THE CHARGE IS BASED ON) WILL NO LONGER INCREASE BECAUSE OF STEP-UPS TO THE CONTRACT VALUE. SEE "LTC CHARGE" IN THIS SUPPLEMENT.

Growth Benefit payments reduce the Growth Benefit, the LTC Guaranteed Amount, and the contract value by the dollar amount of the payment. Excess Withdrawals reduce the Growth Benefit by the same percentage that the Excess Withdrawal amount reduces the contract value. This means that the reduction in the Growth Benefit could be more than the dollar amount withdrawn.
Because we transfer contract value equal to the LTC Guaranteed Amount (or all contract value, if less) to the LTC Fixed Account once you begin receiving payments and each contract anniversary thereafter, all Growth Benefit payments are subject to claims of our general creditors and to the claims paying ability of Lincoln Life.

MAXIMUM MONTHLY GROWTH BENEFIT

The Maximum Monthly Growth Benefit amount is the maximum amount of Growth Benefit that may be paid in any calendar month. The Maximum Monthly Growth Benefit amount is recalculated each contract

[SIDENOTE]
The MAXIMUM MONTHLY GROWTH BENEFIT AMOUNT = [i / ((ii + iii) / iv)] where:
(i)   equals the Growth Benefit on the contract anniversary;
(ii)  equals any remaining Acceleration Benefit on the contract anniversary;
(iii) equals any remaining Extension Benefit on the contract anniversary; and
(iv) equals the Maximum Monthly Level Benefit amount on the contract anniversary.

anniversary and upon an Excess Withdrawal. The calculation of the Maximum Monthly Growth Benefit amount is based on payment of the Growth Benefit over both the Acceleration and Extension Benefit Durations.

Under the formula, we determine how many months of Acceleration and Extension Benefit payments are remaining by dividing the total remaining Acceleration and Extension Benefits by the Maximum Monthly Level Benefit amount. Then the Growth Benefit is divided over this same number of months.

When you make a request for benefits, you may request an amount up to the Maximum Monthly LTC Benefit amount. You will receive a single monthly LTC Benefit payment that will include the Growth Benefit payment, in addition to either the Acceleration Benefit payment or Extension Benefit payment. We deduct your request first from the Acceleration Benefit (during the Acceleration Benefit Duration) or Extension Benefit (during the Extension Benefit Duration) up to the Maximum Monthly Level Benefit (which is the maximum amount you could request if you did not have the Growth Benefit option). Any amount requested above that amount will be deducted from the Growth Benefit up to the Maximum Monthly LTC Benefit amount. THUS, NO GROWTH BENEFIT PAYMENTS WILL BE MADE UNLESS YOU ARE REQUESTING MORE THAN THE MAXIMUM MONTHLY LEVEL BENEFIT AMOUNT AVAILABLE TO YOU FOR THAT MONTH. HOWEVER, ANY UNUSED GROWTH BENEFIT PAYMENTS CAN BE USED ONCE THE MAXIMUM GROWTH BENEFIT MONTHLY PAYMENT IS RECALCULATED.

Whether you can request all of the Maximum Monthly LTC Benefit will depend on whether you are residing in a nursing home or receiving hospice care:

---------------------------------------------------------------------------------------------------------------
TYPE OF LONG-TERM CARE SERVICES                         AMOUNT OF MONTHLY BENEFIT YOU CAN REQUEST
---------------------------------------------------------------------------------------------------------------
If you are residing in a nursing home or                You may request an amount up to the Maximum
are receiving hospice care:                             Monthly LTC Benefit amount.  Contractowners with
                                                        contracts issued in certain states may also request up
                                                        to the Maximum Monthly LTC Benefit amount if they
                                                        are in an assisted living facility.
---------------------------------------------------------------------------------------------------------------
If you are eligible and qualify for other               You may request only UP TO 50% of the Maximum
qualified Long-Term Care Services                       Monthly LTC Benefit amount.  If upon
(such as but not limited to home health                 commencement of a month you qualify to receive up
care, adult day care, assisted living                   to 50% of the Maximum Monthly LTC Benefit
services), but are not residing in a                    amount and during that month you enter a nursing
nursing home or receiving hospice care:                 home or start to receive hospice care, you will qualify
                                                        to receive up to 100% of the Maximum Monthly LTC
                                                        Benefit amount the following month.
---------------------------------------------------------------------------------------------------------------

*Contractowners whose contracts were issued in the following states may only request up to 50% of the Maximum Monthly Benefit amount for assisted living services: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY.

[SIDENOTE]
MAXIMUM MONTHLY LTC BENEFIT AMOUNT = the Maximum Monthly Level Benefit amount plus the Maximum Monthly Growth Benefit amount

EXAMPLE:   The following is an example of how the Maximum Monthly Growth
Benefit amount, Maximum Monthly Level Benefit amount and the Maximum Monthly LTC Benefit are calculated on the 5th contract anniversary with growth of the contract value from investment gains of $20,000 and assuming $100,000 purchase payments were made prior to 90th day after the contract date.

Acceleration Benefit on 5th contract anniversary:                                          $100,000
Extension Benefit on 5th contract anniversary:                                             $200,000
Contract value on 5th contract anniversary:                                                $120,000
LTC Guaranteed Amount on 5th contract anniversary steps-up to
contract value of $120,000:                                                                $120,000
Growth Benefit
     ($120,000 LTC Guaranteed Amount - $100,000 Acceleration Benefit):                     $ 20,000
Maximum Monthly Level Benefit
     ($100,000 / 24 months of Acceleration Benefit Duration left):                         $4,166.67
Maximum Monthly Growth Benefit
     [($20,000 Growth Benefit / (($100,000 Acceleration Benefit + $200,000 Extension
      Benefit) /  $4,166.67 Maximum Monthly Level Benefit)]:                               $  277.28
Maximum Monthly LTC Benefit ($4,16.67 + 277.78):                                           $4,444.45

SPECIAL CONSIDERATIONS WHEN DETERMINING THE AMOUNT OF BENEFITS TO REQUEST:
If you receive less than the Maximum Monthly Growth Benefit amount, the unused Growth Benefit for that month will NOT be available for the remainder of that contract year. On the next contract anniversary, the remaining Growth Benefit for the prior year will carry over and the Growth Benefit and the Maximum Monthly Growth Benefit amount will be recalculated, and will increase, as stated above. Taking less than the Maximum Monthly Growth Benefit amount will not extend the Acceleration Benefit Duration or Extension Benefit Duration. This calculation is intended to permit you to take your remaining Growth Benefit over the same period you will receive your remaining Acceleration Benefit plus your Extension Benefit. Any Growth Benefit remaining at the end of the Extension Benefit Duration will continue to be available to you as LTC Benefit payments until exhausted, and will not be subject to a monthly maximum limit.

EXAMPLE:   Continuing the prior example if, during the first six months of the contract year, you requested that you be paid the entire Maximum Monthly Growth Benefit each month and then for the other six months you requested no Growth Benefit, there will be unused Growth Benefit for that contract year of $1,663.68 ($277.28 Maximum Monthly Growth Benefit x 6 months). On the next contract anniversary, the Maximum Monthly Growth Benefit will increase because there was unused Growth Benefit during the current contract year.

ELECTING TO RECEIVE LTC BENEFITS BEFORE THE 5TH CONTRACT ANNIVERSARY

As we previously mentioned, we designed the LTC Rider to function most optimally if you do not start receiving LTC Benefits until on or after the 5th contract anniversary. The LTC Rider is designed to provide the highest amount of monthly LTC Benefits if you wait until after the 5th contract anniversary to receive LTC Benefit payments, though no matter when you start to receive LTC Benefit payments, we promise to pay you the same overall amount of LTC Benefits. The preceding discussion assumed that you do not begin taking LTC Benefit payments before the 5th contract anniversary. However, you have the flexibility to begin taking LTC Benefit payments prior to the 5th contract anniversary if the need arises. This section highlights the impact of taking LTC Benefit payments earlier.

When you purchase the LTC Rider, the LTC Benefit Duration is equal to 252 months and is comprised of 84 months (I.E., 7 years) of Acceleration Benefit Duration plus 168 months (I.E., 14 years) of Extension Benefit Duration. If you have not received LTC Benefits, on each contract anniversary up to the 5th contract anniversary, we will recalculate the LTC Benefit Duration by subtracting 12 months from the Acceleration Benefit Duration and 24 months from the Extension Benefit Duration. THIS IS IMPORTANT BECAUSE THE ACCELERATION BENEFITS AND THE EXTENSION BENEFITS ARE PAID MONTHLY UP TO THE MAXIMUM MONTHLY LEVEL BENEFIT AMOUNT AND THE MAXIMUM MONTHLY LEVEL BENEFIT AMOUNT IS CALCULATED BASED ON THE NUMBER OF MONTHS REMAINING IN THE ACCELERATION BENEFIT DURATION OR EXTENSION BENEFIT DURATION.

The following chart illustrates how the LTC Benefit Durations decrease each year that you wait to receive LTC Benefit payments up to the 5th contract anniversary. You should refer to this chart and carefully consider the information contained in the chart in order to determine the minimum Acceleration Benefit Duration and the minimum Extension Benefit Duration based on the contract year you start to submit requests for LTC Benefits.

                                LTC BENEFIT DURATION CHART
------------------------------------------------------------------------------
CONTRACT YEAR OF FIRST         ACCELERATION        EXTENSION       TOTAL LTC
REQUEST FOR MAXIMUM              BENEFIT            BENEFIT         BENEFIT
LEVEL BENEFIT AMOUNTS           DURATION            DURATION        DURATION
------------------------------------------------------------------------------
        1*                      84 months          168 months     252 months
        2                       72 months          144 months     216 months
        3                       60 months          120 months     180 months
        4                       48 months           96 months     144 months
        5                       36 months           72 months     108 months
        6+                      24 months           48 months      72 months

* You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day Deductible Period.

When a benefit payment less than the Maximum Monthly Level Benefit amount is made prior to the 5th contract anniversary, we will recalculate your Maximum Monthly Level Benefit amount and it will increase, but we will not extend the Acceleration Benefit Duration. Accordingly, if you receive less than the Maximum Monthly Level Benefit amount in any contract year prior to the 5th contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.

EXAMPLE: The following chart provides an example of how the Maximum Monthly Level Benefit (annualized) increases each year that you wait to start receiving Acceleration Benefit payments up to the 5th contract anniversary. This chart illustrates a purchase payment of $100,000, resulting in an Acceleration Benefit of $100,000 as of the contract year when you start to receive Acceleration Benefit payments. The example also assumes you have chosen the Level Benefit option and that the Maximum Monthly Level Benefit amount is taken each contract year starting at the beginning of the contract year and that no withdrawals have been made other than the illustrated LTC Benefit amounts.

                              MAXIMUM MONTHLY LEVEL BENEFIT (ANNUALIZED)
                         BASED ON WHEN ACCELERATION BENEFIT PAYMENTS BEGIN
----------------------------------------------------------------------------------------------------------------
                               ACCELERATION     ACCELERATION     ACCELERATION     ACCELERATION     ACCELERATION
                               BENEFIT          BENEFIT          BENEFIT          BENEFIT          BENEFIT
                               PAYMENTS         PAYMENTS         PAYMENTS         PAYMENTS         PAYMENTS
LTC BENEFIT     CONTRACT       BEGIN IN         BEGIN IN         BEGIN IN         BEGIN IN         BEGIN IN
DURATION          YEAR         YEAR 2           YEAR 3           YEAR 4           YEAR 5           YEAR 6
----------------------------------------------------------------------------------------------------------------
Acceleration        1*
Benefit             2           $16,667
                    3           $16,667          $20,000
                    4           $16,667          $20,000          $25,000
                    5           $16,667          $20,000          $25,000          $33,333
                    6           $16,667          $20,000          $25,000          $33,333          $50,000
                    7           $16,667          $20,000          $25,000          $33,333          $50,000
Extension           8           $16,667          $20,000          $25,000          $33,333          $50,000
Benefits            9           $16,667          $20,000          $25,000          $33,333          $50,000
                    10          $16,667          $20,000          $25,000          $33,333          $50,000
                    11          $16,667          $20,000          $25,000          $33,333          $50,000
                    12          $16,667          $20,000          $25,000          $33,333
                    13          $16,667          $20,000          $25,000          $33,333
                    14          $16,667          $20,000          $25,000
                    15          $16,667          $20,000          $25,000
                    16          $16,667          $20,000
                    17          $16,667          $20,000
                    18          $16,667
                    19          $16,667

* You may not receive LTC Benefit payments prior to the first contract anniversary and satisfaction of the 90-day Deductible Period. For illustrative purposes, this chart does not include satisfaction of the Deductible Period.

EXAMPLE: Continuing the example illustrated by the chart, if you started to receive Acceleration Benefit payments during the 3rd contract year, the Maximum Monthly Level Benefit would be calculated as follows:

LTC Guaranteed Amount as of 2nd contract anniversary:                                          $100,000
Acceleration Benefit (equals LTC Guaranteed Amount):                                           $100,000
Extension Benefit (2 x Acceleration Benefit):                                                  $200,000
Remaining Acceleration Benefit Duration (from LTC Benefit Duration chart)                      60 months
Maximum Monthly Level Benefit
     ($100,000 Acceleration Benefit / 60 months):                                 $1,667.67 or $20,000 per year
Remaining Extension Benefit Duration (from LTC Benefit Duration)                               120 months

By electing to start receiving Acceleration Benefit payments in the 3rd contract year, the Maximum Monthly Level Benefit (annualized) would be $20,000. If the Maximum Monthly Level Benefit were requested and paid out each month, the Acceleration Benefit Duration would be 60 months (5 years) followed by an Extension Benefit Duration of 120 months (10 years). The total available Acceleration and Extension Benefits would still be $300,000 ($100,000 Acceleration Benefit plus $200,000 Extension Benefit). If you waited to start receiving the Acceleration Benefit payments on or after the 5th contract anniversary, the annual benefit would have been $50,000 paid out over the minimum Acceleration and Extension Benefit Durations of 24 and 48 months respectively.

If you are receiving the Maximum Monthly Level Benefit each month, the Maximum Monthly Level Benefit will not change the following contract year. If you receive less than the Maximum Monthly Level Benefit amount in any contract year prior to the 5th contract anniversary, the Maximum Monthly Level Benefit will be recalculated on the contract anniversary and will increase. In addition, the minimum Extension Benefit Duration will be recalculated on the contract anniversary and will decrease due to the higher Maximum Monthly Level Benefit amount. The Extension Benefit Duration will be recalculated to equal the Extension Benefit divided by the recalculated Maximum Monthly Level Benefit.

EXAMPLE: Continuing the previous example, the following is an example of how the Maximum Monthly Level Benefit amount and the minimum Extension Benefit Duration are recalculated on the 3rd contract anniversary where less than the Maximum Monthly Level Benefit amount has been requested. The example assumes the Level Benefit option has been chosen. The $100,000 LTC Guaranteed Amount as of the 2nd contract anniversary has been reduced by Acceleration Benefit payments of only $10,000 (paid in the third contract year) of the available annual amount of $20,000.

LTC Guaranteed Amount as of the 3rd contract anniversary
     ($100,000 - $10,000 LTC Benefit payment in prior contract year):                         $90,000
Acceleration Benefit (equals the LTC Guaranteed Amount):                                      $90,000
Extension Benefit (has not been reduced as no Extension Benefits have been paid):             $200,000
Minimum Acceleration Benefit Duration (from LTC Benefit Duration chart)                       48 months
Maximum Monthly Level Benefit
     ($90,000 Acceleration Benefit / 48 months):                                  $1,875.00 or $22,500 per year
Minimum Extension Benefit Duration
     ($200,000 Extension Benefit / $1,875 Maximum Monthly Level Benefit):                     107 months

The remaining Acceleration Benefit Duration after the 3rd contract anniversary is 48 months. The new Maximum Monthly Level Benefit amount increases to $22,500 (annualized) and the Extension Benefit Duration decreases to 107 months due to receiving less than the Maximum Monthly Level Benefit amount. Only one-half of the Maximum Monthly Level Benefit amount ($937.50) will be available to you if you are not confined to a nursing home or are not receiving hospice care.

On the 5th contract anniversary, we will recalculate the Maximum Monthly Level Benefit amount for the last time and it will not change thereafter unless you make an Excess Withdrawal. If after the 5th contract anniversary, you receive less than the Maximum Monthly Level Benefit amount in any given month, the Maximum Monthly Level Benefit amount will not be increased; but the minimum Acceleration Benefit Duration or minimum Extension Benefit Duration will be increased and will equal the remaining Acceleration Benefit or Extension Benefit divided by the Maximum Monthly Level Benefit amount.

                              WITHDRAWALS

You may be able to make withdrawals pursuant to the withdrawal provision of your contract without a reduction to the LTC Benefits if the LTC Guaranteed Amount is less than the contract value. Under the LTC Rider, withdrawals are either Conforming Withdrawals or Excess Withdrawals. Conforming Withdrawals will not have any effect on the LTC Benefits and will reduce the contract value by the amount of the withdrawal. Excess Withdrawals reduce the LTC Benefits by the same percentage that the Excess Withdrawal reduced the contract value. Excess Withdrawals reduce the contract value by the amount of the withdrawal. The tax consequences of withdrawals are discussed in the "Federal Tax Matters" section of your prospectus.

All withdrawals you make, whether or not within the Conforming Withdrawal amount, will continue to be subject to any other terms and conditions contained in your contract, including surrender charges, unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. See "The Contracts - Surrenders and Withdrawals" and "Charges and Other Deductions - Surrender Charge" in your prospectus. All withdrawals, whether Conforming or Excess, will be applied against the contract's free withdrawal provision. See "General Provisions - Contract Free Withdrawal Provision" in this supplement for additional information.

CONFORMING WITHDRAWALS

If available, you may make periodic withdrawals from your contract value in amounts less than or equal to the Conforming Withdrawal amount each contract year without reducing the LTC Benefits. Conforming Withdrawals may be withdrawn in addition to receiving LTC Benefit payments and are subject to surrender charges, if any. Conforming Withdrawals will NOT reduce the LTC Guaranteed Amount, the Acceleration Benefit, Extension Benefit, and if elected, the Growth Benefit. IF THE LTC GUARANTEED AMOUNT IS EQUAL TO OR GREATER THAN YOUR CONTRACT VALUE ON A CONTRACT ANNIVERSARY, ANY WITHDRAWAL IN THAT CONTRACT YEAR WILL NOT BE A CONFORMING WITHDRAWAL. MOREOVER, IF YOU ELECT THE GROWTH BENEFIT OPTION, ANY WITHDRAWAL WILL BE DEEMED AN EXCESS WITHDRAWAL UNLESS YOU ARE AGE 76 OR OLDER OR THE MAXIMUM LTC GUARANTEED AMOUNT LIMIT OF $800,000 HAS BEEN REACHED AND YOUR CONTRACT VALUE EXCEEDS THE MAXIMUM LTC GUARANTEED AMOUNT ON A CONTRACT ANNIVERSARY, IN WHICH CASE YOU MAY WITHDRAW AN AMOUNT UP TO THE CONFORMING WITHDRAWAL AMOUNT FOR THAT CONTRACT YEAR.

EXCESS WITHDRAWALS

Excess Withdrawals are the cumulative amounts withdrawn from the contract during the contract year that exceeds the Conforming Withdrawal amount. Only that portion of the current withdrawal amount that exceeds the Conforming Withdrawal amount will b deemed to be an Excess Withdrawal. ANY EXCESS WITHDRAWAL THAT REDUCES THE CONTRACT VALUE TO ZERO WILL TERMINATE THE LTC RIDER AND THE ONLY LTC BENEFIT THAT YOU MAY RECEIVE WILL BE THE OPTIONAL NONFORFEITURE BENEFIT, IF ELECTED.

Excess Withdrawals will reduce the LTC Guaranteed Amount, Acceleration Benefit, Extension Benefit, Maximum Monthly Level Benefit and any Growth Benefit and Maximum Monthly Growth Benefit by the same percentage that the Excess Withdrawal reduces the contract value. This means that the reductions in these amounts could be more than the dollar amount withdrawn. IN A DECLINING MARKET, EXCESS WITHDRAWALS MAY SUBSTANTIALLY REDUCE OR ELIMINATE THE LTC BENEFITS, THE MAXIMUM MONTHLY LEVEL BENEFIT, AND IF ELECTED, MAXIMUM MONTHLY GROWTH BENEFIT.

[SIDENOTE]
CONFORMING WITHDRAWAL = any withdrawal that does not exceed during a contract year the greater of $0 and (a) minus (b) where:
(a)  equals 5% of the difference of the contract value over the LTC
     Guaranteed Amount as of the most recent contract anniversary (or, prior to the first contract anniversary, the contract date); and
(b)  equals all prior withdrawals in that contract year.

[SIDENOTE]
More specifically, Excess Withdrawals reduce various benefits in accordance with the following formula:
- Multiply the benefit being affected (i.e., the Acceleration Benefit) before the Excess Withdrawal by (1 - the Reduction Percentage due to Excess Withdrawal).
- The Reduction Percentage due to Excess Withdrawal = Excess Withdrawal / contract value before the Excess Withdrawal.
Importantly, this means that the reduction could be more than the dollar amount withdrawn.

EXAMPLE: The following example shows how an Excess Withdrawal, in a declining market, reduces the Acceleration Benefit, LTC Guaranteed Amount, Maximum Monthly Level Benefit, Extension Benefit, Maximum Monthly Growth Benefit and Growth Benefit. The example assumes you have chosen the Growth Benefit option. Since the LTC Guaranteed Amount is greater than the contract value, any withdrawal is an Excess Withdrawal and there is no Conforming Withdrawal amount.

LTC Guaranteed Amount:                                                              $320,000
Acceleration Benefit:                                                               $120,000
Extension Benefit:                                                                  $240,000
Maximum Monthly Level Benefit:                                                      $  5,000
Growth Benefit:                                                                     $200,000
Maximum Monthly Growth Benefit                                                      $  2,777
Excess Withdrawal from contract value:                                              $  4,000
Contract value immediately prior to Excess Withdrawal:                              $ 85,000
Reduction Percentage due to Excess Withdrawal
     [$4,000 Excess Withdrawal / $85,000 contract value]:                               4.71%
LTC Guaranteed Amount after Excess Withdrawal
     [$320,000LTC Guaranteed Amount  x (1-4.71%)]:                                  $304,928
Extension Benefit after Excess Withdrawal
     [$240,000 x (1-4.71%)]:                                                        $228,706
Maximum Monthly Level Benefit after Excess Withdrawal
     [$5,000 Maximum Monthly Level Benefit x (1-4.71%)]:                            $  4,765
Growth Benefit after Excess Withdrawal [$200,000 Growth Benefit x (1-4.71%)]:       $190,580
Maximum Monthly Growth Benefit after Excess Withdrawal
     [$2,777 Maximum Monthly Growth Benefit x (1-4.71%)]:                           $  2,646

                          LTC FIXED ACCOUNT

The LTC Fixed Account is part of the general account, and thus is not insulated from the claims of our general creditors. The LTC Fixed Account is designated to hold an amount equal to the LTC Guaranteed Amount while paying LTC Benefits. The LTC Fixed Account will offer a rate of interest that will be adjusted periodically and is guaranteed to be an effective rate of not less than the minimum guaranteed interest rate stated in your contract on amounts held in the LTC Fixed Account. Contracts issued in certain states may guarantee a higher minimum rate of interest than in other states. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. See "Fixed Side of the Contract" in your prospectus for more information about the general account.

On the date we make the initial determination that you are eligible to receive LTC Benefits (as described in the "Establishing Benefit Eligibility" section), we will transfer contract value equal to the LTC Guaranteed Amount (or all contract value, if less) as of that date to the LTC Fixed Account. Amounts transferred to the LTC Fixed Account will no longer have the ability to participate in the performance of the variable subaccounts. The contract value will be transferred proportionally from the variable subaccounts and the fixed account for use with dollar-cost averaging, if any, in which you are invested. Transfers of contract value to the LTC Fixed Account may reduce the contract value in the subaccounts to zero. Acceleration Benefit payments and Growth Benefit payments (if elected) will first be deducted from the LTC Fixed Account. LTC Charges will be deducted proportionally from the LTC Fixed Account, the fixed account for use with dollar-cost averaging and the subaccounts.

On the contract anniversary that follows the initial determination of eligibility to receive LTC Benefits and on each contract anniversary that follows, we will transfer contract value to and from the LTC Fixed Account, the subaccounts and any other fixed account. The amount of contract value that will be transferred into the LTC Fixed Account will be equal to the difference, if any, between the LTC Guaranteed Amount and the contract value that is in the LTC Fixed Account. This may result in the entire contract value being allocated to the LTC Fixed Account. If the contract value in the LTC Fixed Account exceeds the LTC Guaranteed Amount, we will move contract value equal to the difference between the contract value and the LTC Guaranteed Amount from the LTC Fixed Account to the subaccounts according to your instructions for future allocations.

If you begin receiving LTC Benefits and then stop receiving LTC Benefits for twelve consecutive months, we will allow you to transfer in installments the contract value in the LTC Fixed Account back to the subaccounts. This transfer will be made under a twelve-month dollar-cost averaging service. See "The Contracts - Additional Services" in your prospectus for more details on dollar-cost averaging. If, after you stop receiving LTC Benefits and then at a later date recommence receiving benefits, sufficient contract value will be transferred back to the LTC Fixed Account so that the balance in the LTC Fixed Account equals the LTC Guaranteed Amount.

                           TERMINATION

TERMINATION EVENTS

The LTC Rider will terminate under any of the following circumstances:

   - termination of the contract;
   - upon written request to terminate the LTC Rider after the 3rd contract anniversary (you may not request to terminate the LTC Rider prior to the 3rd contract anniversary);
   - you elect to receive annuity payouts under any of the annuity payout options available under the contract, including but not limited to electing either i4LIFE(R) Advantage (with or without the Guaranteed Income Benefit), or Lincoln SmartIncome(SM) Inflation;
   - on the date the contractowner is changed due to death or divorce;
   - upon the death of the Covered Life;
   - 45 days after the contract date if a signed duplicate copy of the contract amendment issued with the LTC Rider is not returned to Lincoln Life;
   - an Excess Withdrawal reduces the contract value to zero;
   - all LTC Benefits are reduced to zero;
   - you terminate the LTC Rider under the Nonforfeiture provision.
   - within the first 6 months following the contract date we determine that you made a misrepresentation in the application or contract amendment that was material to the issuance of the rider we may void or terminate the rider.
   - after the first 6 months but prior to the end of the first 24 months after the contract date we determine that you made a misrepresentation that was material to both the issuance of the rider and a claim for LTC Benefits we may void or terminate the rider.
   - after 24 months from the contract date if we determine that you knowingly or intentionally misrepresented relevant facts relating to your health the LTC Rider may be voided or terminated by us.

Upon termination of the LTC Rider, the LTC Benefits (except benefits provided under either Nonforfeiture Benefit provision) and LTC Charge will terminate and a proportional amount of the LTC Charge will be deducted. Contract value in the LTC Fixed Account will be transferred to the subaccounts according to your future subaccount allocation instructions. The termination will not result in any increase to the contract value to equal the LTC Guaranteed Amount.

NONFORFEITURE BENEFIT

The LTC Rider provides a nonforfeiture benefit ("Nonforfeiture Benefit") if you terminate the LTC Rider in certain circumstances (described below). The Nonforfeiture Benefit provides a reduced long-term care insurance benefit.

   - There is a Nonforfeiture Benefit called the CONTINGENT NONFORFEITURE BENEFIT, provided without charge that pays a reduced long-term care insurance benefit if you terminate the LTC Rider due to a specified increase of the charge for the Extension Benefit.

   - You may also choose to add an enhanced Nonforfeiture Benefit, called the OPTIONAL NONFORFEITURE BENEFIT, for an additional charge, that pays a reduced long-term care insurance benefit. It is "enhanced" because you may terminate the LTC Rider for any reason after 3 years, rather than just if there is a specified increase of the charge for the Extension Benefit.

Once either Nonforfeiture Benefit is in effect, the LTC Charges will terminate. You should be aware that the Nonforfeiture Benefit provision provides only a limited amount of LTC Benefits. Moreover, the LTC Benefits provided by the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit are equivalent; (this amount is hereinafter referred to as the "Nonforfeiture Benefit Amount") the important difference between the two are the conditions under which they will be paid. These conditions are described below. The Nonforfeiture Benefit Amount is the greater of:

   - one month's Maximum Monthly Level Benefit in effect on the date that the LTC Rider is terminated; or

   - an amount equal to the sum of all Extension Benefit Charges and Optional Nonforfeiture Benefit Charges paid for the LTC Rider minus any Extension Benefits paid prior to the date the LTC Rider is terminated.

Payments of the Nonforfeiture Benefit Amount are made only after the seventh contract anniversary and after the conditions set forth below are met. Payment of the Nonforfeiture Benefit Amount is subject to the benefit eligibility and deductible period requirements described in the "Establishing Benefit Eligibility" section. Nonforfeiture Benefit Amount payments must be requested as described in the "Requesting LTC Benefits" section. Nonforfeiture Benefit Amount payments will be payable monthly up to the Maximum Monthly Level Benefit amount in effect on the date that the LTC Rider is terminated.

Once the Nonforfeiture Benefit provision is effective, it will remain effective until the earlier of the death of the Covered Life or the date the total Nonforfeiture Benefit Amounts have been fully paid out. Upon the death of the Covered Life, the Nonforfeiture Benefit terminates. The Nonforfeiture Benefit Amount will not exceed the remaining amount of Extension Benefits that would have been paid if the LTC Rider had remained in force.

CONTINGENT NONFORFEITURE BENEFIT. The Contingent Nonforfeiture Benefit is provided at no charge on all LTC Riders. The Contingent Nonforfeiture Benefit will pay you the Nonforfeiture Benefit Amount if both of the following conditions are met:

   - the Extension Benefit Charge has increased by more than a specified percentage over the initial charge; and

   - you surrender your contract or elect to terminate the LTC Rider within 120 days after the Extension Benefit Charge is increased.

The specified percentage of change to the Extension Benefit Charge that will trigger the availability of Contingent Nonforfeiture Benefit is determined by your age as of the contract date. The specified percentages are as follows:

 AGE ON       PERCENT OVER INITIAL     AGE     PERCENT OVER INITIAL
CONTRACT       EXTENSION BENEFIT                 EXTENSION BENEFIT
  DATE               CHARGE                            CHARGE
----------------------------------------------------------------------
  45-49              130%               66              48%
  50-54              110%               67              46%
  55-59               90%               68              44%
   60                 70%               69              42%
   61                 66%               70              40%
   62                 62%               71              38%
   63                 58%               72              36%
   64                 54%               73              34%
   65                 50%               74              32%

OPTIONAL NONFORFEITURE BENEFIT. As noted, for an additional charge, you may purchase the Optional Nonforfeiture Benefit. The Optional Nonforfeiture Benefit provides for payment of the Nonforfeiture Benefit Amount under the following conditions:

   - you surrender the contract at least three years after the contract date;
     or
   - you submit a written request to terminate the LTC Rider at least three years after the contract date; or
   - you elect to receive annuity payments under any annuity payout option available in the contract or any other annuity settlement option we make available and commencing prior to the contract's maturity date and at least three years after the contract date.

If you purchase the Optional Nonforfeiture Benefit and terminate the LTC Rider under conditions applicable under either the Contingent Nonforfeiture Benefit and the Optional Nonforfeiture Benefit, only the one applicable Nonforfeiture Benefit will be payable. The Optional Nonforfeiture provision may not be purchased after the LTC Rider is issued.

                               LTC CHARGE

GENERAL

While this LTC Rider is in effect, there is a charge for the LTC Rider ("LTC Charge") that is deducted from the contract value on a quarterly basis. The LTC Charge will consist of the sum of three charges:

   - the Acceleration Benefit Charge,
   - the Extension Benefit Charge, and
   - the Optional Nonforfeiture Benefit Charge (if elected).

The first deduction will occur on the business day on or next following the three month contract anniversary and will be deducted every three months thereafter. This deduction will be made proportionally from the contract value in the subaccounts, the fixed account for use with dollar-cost averaging and the LTC Fixed Account until the contract value is reduced to zero. Deductions from the subaccounts and the fixed accounts will be made in proportion to the value in each subaccount and fixed account. A proportional LTC Charge will be deducted upon termination of the LTC Rider, upon commencement of annuity payouts and upon contract surrender. A proportional LTC Charge will not be deducted if the LTC Rider is terminated due to death.

ACCELERATION BENEFIT CHARGE

The Acceleration Benefit Charge has a guaranteed maximum annual percentage rate of 1.50% of the LTC Guaranteed Amount. The current annual percentage rate is 0.50% of the LTC Guaranteed Amount under the Growth Benefit option and 0.35% of the LTC Guaranteed Amount under the Level Benefit option. The annual percentage rate may change at any time and will never exceed the guaranteed maximum annual percentage rate of 1.50 % of the LTC Guaranteed Amount. We will give you 30 days written notice of our intent to raise the annual percentage rate. Any increase to the annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the annual percentage rate will be the same for all contractowners in the same class on a nondiscriminatory manner. THE ACCELERATION BENEFIT CHARGE ANNUAL PERCENTAGE RATE FOR THE GROWTH BENEFIT OPTION WILL NOT CHANGE TO THE ANNUAL PERCENTAGE RATE FOR THE LEVEL BENEFIT AFTER YOU TERMINATE THE AUTOMATIC STEP-UPS.

The Acceleration Benefit Charge is calculated by multiplying the LTC Guaranteed Amount as of the date on which the charge is deducted by 1/4 of the Acceleration Benefit Charge annual percentage rate. With the Level Benefit option, the Acceleration Benefit Charge will decrease as the LTC Guaranteed Amount is reduced by Acceleration Benefit payments or Excess Withdrawals. With the Growth Benefit option, the Acceleration Benefit Charge will increase or decrease as the LTC Guaranteed Amount increases by the Automatic Step-up or is reduced by Acceleration Benefit payments, Growth Benefit payments or Excess Withdrawals. The Acceleration Benefit Charge will be deducted until the LTC Guaranteed Amount is reduced to zero or there is no contract value remaining, whichever occurs first.

EXTENSION BENEFIT CHARGE

The Extension Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Extension Benefit Charge annual percentage rates range from 0.26% to 0.76% as set forth in the chart below. The highest current rate of 0.76% is the annual percentage rate charged for a 70-74 year old contractowner. The initial Extension Benefit Charge annual percentage rate will be stated on the Specifications page of your LTC Rider. We will give you 30 days written notice of our intent to raise the Extension Benefit Charge annual percentage rate. Any increase to the Extension Benefit Charge annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the current Extension Benefit Charge annual percentage rate will be subject to prior regulatory approval and will be the same for all

[SIDENOTE]
The LTC Charge will be higher if you choose the Growth Benefit option because the Acceleration Benefit Charge annual percentage rate is higher for the Growth Benefit option than it is for the Level Benefit option and the LTC Guaranteed Amount against which the Acceleration Benefit Charge annual percentage rate is assessed may be higher due to Automatic Step-ups.

contractowners in the same class on a nondiscriminatory manner. If the current Extension Benefit Charge annual percentage rate is increased to an amount greater than a specified percentage of the initial current Extension Benefit Charge annual percentage rate you may cancel the LTC Rider and receive the Contingent Nonforfeiture Benefit. See "Determining LTC Benefits - Nonforfeiture Benefit" in this supplement for more information.

              CURRENT EXTENSION BENEFIT CHARGE
                     PERCENTAGES BY AGE
       -----------------------------------------------
                           EXTENSION BENEFIT CHARGE
       ISSUE AGE                 PERCENTAGE
                        (DEPENDING ON STATE APPROVAL)
       -----------------------------------------------
        45-49                  0.26% or 0.28%
        50-54                  0.30% or 0.32%
        55-59                  0.32% or 0.36%
        60-64                  0.38% or 0.40%
        65-69                  0.50% or 0.54%
        70-74                  0.68% or 0.76%

*The Extension Benefit Charge ranges from 0.26% to 0.68% in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY.

The Extension Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by 1/4 of the Extension Benefit Charge annual percentage rate (which is stated in the LTC Rider) as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Extension Benefit Charge will increase as the Extension Benefit increases to twice the amount of any subsequent purchase payments made prior to the 90th day after the contract date. The Extension Benefit Charge will decrease as the Extension Benefit is reduced by Extension Benefit payments or Excess Withdrawals. The Extension Benefit Charge will be deducted until the Extension Benefit is reduced to zero or there is no contract value remaining, whichever occurs first. The Extension Benefit Charge annual percentage rate is based upon your age as of the contract date.

OPTIONAL NONFORFEITURE BENEFIT CHARGE

The Optional Nonforfeiture Benefit Charge does not have a guaranteed maximum annual percentage rate and may change at any time. The current Optional Nonforfeiture Benefit Charge annual percentage rates range from 0.04% to 0.11% of the Extension Benefit. The highest current rate of 0.11% is the annual percentage rate charged for a 70-74 year old contractowner. We will give you 30 days written notice of our intent to raise the current Optional Nonforfeiture Benefit Charge annual percentage rate. Any increase to the current Optional Nonforfeiture Benefit Charge annual percentage rate will be applied on the next quarterly deduction following the effective date of the annual percentage rate change. Any change to the current Optional Nonforfeiture Benefit Charge annual percentage rate will be subject to prior regulatory approval and will be the same for all contractowners in the same class on a nondiscriminatory manner.

            OPTIONAL NONFORFEITURE BENEFIT CHARGE
                     PERCENTAGES BY AGE
        ----------------------------------------------
                          EXTENSION BENEFIT CHARGE
        ISSUE AGE              PERCENTAGE
                        (DEPENDING ON STATE APPROVAL)
        ----------------------------------------------
          45-49               0.04% or 0.5%
          50-54                   0.05%
          55-59               0.05% or 0.6%

          60-64                   0.06%
          65-69               0.08% or 0.09%
          70-74               0.11% or 0.12%

  *The Optional Nonforfeiture Benefit Charge ranges from 0.04% to 0.11% in the following states: AK, AL, AR, AZ, DC, DE, GA, IA, KY, LA, MD, ME, MI, MO, MS, MT, NC, ND, NE, NM, OK, OR, RI, SC, SD, WV, WY.

The Optional Nonforfeiture Benefit Charge is calculated by multiplying the Extension Benefit as of the date on which the charge is deducted multiplied by 1/4 of the Optional Nonforfeiture Benefit Charge annual percentage rate (which is stated in the LTC Rider) as of the date on which the charge is deducted. On the contract date, the Extension Benefit will be double the Acceleration Benefit. The Optional Nonforfeiture Benefit Charge will increase as the Extension Benefit increases due to purchase payments made within the first 90 days after the contract date. The Optional Nonforfeiture Benefit Charge will decrease as the Extension Benefit decreases by Extension Benefit payments or Excess Withdrawals. The Optional Nonforfeiture Benefit Charge will be deducted until the Extension Benefit is zero or there is no contract value remaining, whichever occurs first. The Optional Nonforfeiture Benefit Charge annual percentage rate is based upon your age as of the contract date.

EXAMPLE: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old. The example assumes the Level Benefit option and the Optional Nonforfeiture Benefit have been chosen.

ACCELERATION BENEFIT:                                                      $100,000
LTC GUARANTEED AMOUNT:                                                     $100,000
EXTENSION BENEFIT:                                                         $200,000
ACCELERATION BENEFIT CHARGE ANNUAL PERCENTAGE RATE:                        0.35%
EXTENSION BENEFIT CHARGE ANNUAL PERCENTAGE RATE:                           0.38%
OPTIONAL NONFORFEITURE BENEFIT CHARGE ANNUAL PERCENTAGE RATE:              0.06%
LTC CHARGE (ANNUAL)*:                                                      $1,230

     * $350 Acceleration Benefit Charge (0.35% * $100,000 LTC Guaranteed Amount) + $760 Extension Benefit Charge (0.38% * $200,000 Extension Benefit) + $120 Optional Nonforfeiture Charge (0.06%* $200,000 Extension Benefit) = $1,230 annual LTC Charge

EXAMPLE: The following example illustrates the calculation of the LTC Benefit Charge for a 60 year old. The example assumes the Growth Benefit option and the Optional Nonforfeiture Benefit have been chosen.

ACCELERATION BENEFIT:                                                      $100,000
LTC GUARANTEED AMOUNT:                                                     $100,000
EXTENSION BENEFIT:                                                         $200,000
GROWTH BENEFIT:                                                            $0
ACCELERATION BENEFIT CHARGE ANNUAL PERCENTAGE RATE:                        0.50%
EXTENSION BENEFIT CHARGE ANNUAL PERCENTAGE RATE:                           0.38%
OPTIONAL NONFORFEITURE BENEFIT CHARGE ANNUAL PERCENTAGE RATE:              0.06%
LTC CHARGE (ANNUAL)*:                                                      $1,380

     *$500.00 Acceleration Benefit Charge (0.50% * $100,000 LTC Guaranteed Amount)) + $760.00 Extension Benefit Charge (0.38% * $200,000 Extension Benefit) + $120.00 Optional Nonforfeiture Benefit Charge (0.06%* $200.000 Extension Benefit)= $1,380 annual LTC Charge

                         GENERAL PROVISIONS
DEATH BENEFITS

The LTC Rider has no provision for death benefits, other than the death benefit provision in the underlying contract. The LTC Rider terminates upon death of the Covered Life and the LTC Benefits, including the LTC Guaranteed Amount, will not be payable under any death benefit option. At the time of death, if the contract value equals zero, no death benefit options (as described in the "Death Benefit" section of the prospectus) will be in effect. If a contractowner who had been receiving LTC Benefit payments dies while the contract is in effect, we reserve the right to withhold a portion of any death benefits that would otherwise be payable until we have verified that we have received all requests for LTC Benefits. Death benefit distributions in accordance with Code section 72(s) or 401(a) (9) will not be made later than five years from the date of the contractowner's death. THE EEB DEATH BENEFIT IS NOT AVAILABLE WITH THIS LTC RIDER.

The Guarantee of Principal Death Benefit and Enhanced Guaranteed Minimum Death Benefit both calculate death benefit amounts by deducting withdrawals in the same proportion that the withdrawal reduces the contract value. For purposes of calculating death benefits under those contracts, Acceleration Benefit payments and Growth Benefit payments, as well as Conforming and Excess Withdrawals, are considered withdrawals that reduce the amount of the death benefit. See "The Contracts - Death Benefits" in your prospectus for more details.

CONTRACT FREE WITHDRAWAL PROVISION

All withdrawals, whether Conforming or Excess, as well as LTC Benefit payments, will be applied against the contract's "free amount," which is the amount that may be withdrawn annually without imposition of a surrender charge. Thus, Acceleration Benefit or Growth Benefit payments will reduce the amount available for free withdrawal, even though those payments do not incur a surrender charge. See "Charges and Other Deductions" in your prospectus for additional information on the free amount.

INVESTMENT REQUIREMENTS

By purchasing the LTC Rider, you will be limited in how you can invest in the subaccounts and the fixed account. YOU WILL BE SUBJECT TO INVESTMENT REQUIREMENTS - OPTION 3. SEE "INVESTMENT REQUIREMENTS - OPTION 3" IN YOUR PROSPECTUS FOR A DESCRIPTION OF THESE INVESTMENT RESTRICTIONS. THE INVESTMENT REQUIREMENTS WILL APPLY TO YOUR ENTIRE CONTRACT VALUE. No purchase payments can be directly invested in the LTC Fixed Account.

FEDERAL TAXATION

QUALIFIED LONG-TERM CARE INSURANCE CONTRACT. The LTC Rider is a Qualified Long-Term Care Insurance Contract under section 7702B(b) of the Internal Revenue Code. As described above, the LTC Charge is deducted from the contract value on a quarterly basis. For tax years beginning after December 31, 2009, the deductions from the contract value to pay LTC Charges will not be reported as taxable distributions from the variable annuity contract and such deductions will reduce your basis in the contract. The deductions from the contract value will reduce the contract value, but not below zero.

FEDERAL INCOME TAX TREATMENT OF BENEFITS UNDER THE LTC RIDER. The LTC Benefits provided under the LTC Rider are treated as provided under a "Qualified Long-Term Care Insurance Contract," as that term is defined under section 7702B(b) of the Internal Revenue Code. This discussion outlines our understanding of the federal income tax treatment of the LTC Benefits, as well as how the LTC Benefit payments will be reported to you. However, you should always consult a tax advisor about the application of tax rules to your individual situation.

Benefits that you receive under a Qualified Long-Term Care Insurance Contract will not be treated as taxable income to you as long as such benefits do not exceed the greater of (i) the expenses that you actually incur for Covered Services, or (ii) a maximum per diem, or daily, dollar amount determined by the IRS. All payments that you receive under all Qualified Long-Term Care Insurance Contracts, as well as any payments under an accelerated benefit rider made to you if you are "chronically ill," are included in determining whether the benefit limits have been exceeded and reduce your basis in the contract. These payments may also reduce the basis in your annuity contract.

If the LTC Benefits that you receive exceed the benefit limits outlined above, the amount of the excess benefits may represent taxable income to you. If you are under age 59 1/2 at the time of the payment of excess benefits, an additional 10% "penalty tax" may apply.

IF THE MAXIMUM MONTHLY LTC BENEFIT AMOUNT, IF APPLICABLE, EXCEEDS THE LIMITS UNDER IRS RULES (CURRENTLY $300.00 PER DAY OR $109,500 ANNUALLY FOR 2011), AMOUNTS RECEIVED BY YOU IN EXCESS OF THE IRS LIMIT MAY BE EXCLUDABLE FROM ORDINARY INCOME TO THE EXTENT THAT YOU HAVE ACTUALLY INCURRED LONG-TERM CARE EXPENSES OF THAT AMOUNT. YOU SHOULD TAKE INTO ACCOUNT THE IRS LIMIT WHEN SELECTING THE AMOUNT OF MONTHLY LTC BENEFIT YOU WOULD LIKE TO RECEIVE. WE RECOMMEND THAT YOU DISCUSS THE TAX IMPLICATIONS OF RECEIVING BENEFITS IN EXCESS OF THE IRS LIMIT WITH A TAX ADVISOR.

MATURITY DATE

When you purchase the LTC Rider, the maturity date set forth in your contract will be the annuitant's 95th birthday. The maturity date is the date when you must choose an annuity payout option and annuitize your contract. Except as set forth below, annuitization of your contract will terminate the LTC Rider.

If you are receiving LTC Benefit payments under this LTC Rider at the maturity date (when you reach age 95), we will extend the maturity date and continue to provide LTC Benefit payments, subject to the terms and conditions of the LTC Rider. If you decide to elect an annuity payout option and annuitize your contract value, the LTC Rider will terminate.

If you are not receiving LTC Benefit payments at the maturity date and you have a contract value, you will need to elect an annuity payout option available under your contract. This will terminate the Acceleration and Growth Benefits (that would have been paid from your contract value) and also the LTC Charge. However, the Extension Benefit, if any, will continue on your contract.

If LTC Benefit payments stop after you reach age 95 and you still have value in your contract, you must elect an annuity payout option within 90 days after the last LTC Benefit payment is made. This will terminate the LTC Rider. An exception to this occurs if LTC Benefit payments stop after age 95 because you are not currently eligible to receive benefits (for example, you are no longer receiving Long Term Care Services). In this situation, the Acceleration and Growth Benefits that would have been paid from your contract value, will terminate as well as the LTC Charge. Any Extension Benefit will remain in effect to provide payments in the event of future eligibility for LTC Benefits.

Any LTC Benefit paid after age 95 will be paid in the same manner as any LTC Benefit previously described in this supplement, including, but not limited to, eligibility, deductible period and maximum monthly limits.

MISSTATEMENT OF AGE OR SEX

If your age or sex has been misstated, we will adjust the LTC Charges to the amounts that would have applied based on your correct age or sex. If the LTC Rider would not have been issued at the correct age and sex, it will be cancelled and we will refund to you all LTC Charges paid minus the amount of LTC Benefits that have been paid.

LTC RIDER RETURN PRIVILEGE

You may cancel the LTC Rider within 30 days of your receipt of the LTC Rider for any reason by delivering or mailing the LTC Rider, postage prepaid, to the Home Office at PO Box 7866, 1300 Clinton Street, Fort Wayne, IN 46802-7866. A LTC Rider cancelled under this provision will be void and any LTC Charges assessed will be refunded. Cancellation of the LTC Rider under this provision will not result in cancellation of the contract.

IF YOU SURRENDER THE ENTIRE CONTRACT WITHIN THE 30 DAY LTC RIDER FREE-LOOK PERIOD BUT AFTER THE UNDERLYING CONTRACT'S FREE-LOOK PERIOD, ANY APPLICABLE SURRENDER CHARGES WILL BE DEDUCTED FROM THE CONTRACT VALUE.

MONTHLY STATEMENTS

In addition to the quarterly variable annuity statement, we will send you a monthly statement once you begin receiving LTC Benefit payments detailing the amount of LTC Benefits that have been paid and remaining available LTC Benefits. The monthly statement will only be sent to you for those months that you received an LTC Benefit. The statement will also show the impact of such LTC Benefit payments on your contract value and death benefit, if any. See "General Provisions - Death Benefits" in this supplement for a description of the impact of the LTC Rider on death benefits.

                                        SAI 1

American Legacy III (Reg. TM)
Lincoln National Variable Annuity Account H  (Registrant)

The Lincoln National Life Insurance Company  (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the American Legacy III (Reg. TM) prospectus of Lincoln National Variable Annuity Account H dated May 1, 2012. You may obtain a copy of the American Legacy III (Reg. TM) prospectus on request and without charge. Please write American Legacy Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-800-942-5500.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.
The date of this SAI is May 1, 2012.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the VAA as of December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2011, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $246,420,717, $269,510,694 and $267,405,771 to LFA and Selling Firms in 2009, 2010 and 2011 respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining account value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2011 financial statements of the VAA and the December 31, 2011 consolidated financial statements of Lincoln Life appear on the following pages.

                                 PROSPECTUS 2

American Legacy III (Reg. TM) B Class
Lincoln National Variable Annuity Account H
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802
1-800-942-5500
www.LincolnFinancial.com

This prospectus describes an individual flexible premium deferred variable annuity contract issued by The Lincoln National Life Insurance Company (Lincoln Life or Company). This contract is primarily for use with nonqualified plans and qualified retirement plans under Section 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. However, IRAs provide tax deferral whether or not the funds are invested in an annuity contract. Further, if your contract is a Roth IRA, you generally will not pay income tax on a distribution, provided certain conditions are met. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income over a certain period of time, or for life, subject to certain conditions.

These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the Annuity Commencement Date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000 ($25,000 for contracts purchased prior to November 15, 2010). The minimum for selling group individuals is $1,500. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically) and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If any portion of your contract value is in the fixed account, we promise to pay you your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an Interest Adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a Guaranteed Period.

All purchase payments for benefits on a variable basis will be placed in Lincoln National Variable Annuity Account H (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

American Funds Insurance SeriesSM (Class 2):
     American Funds Asset Allocation Fund
     American Funds Blue Chip Income and Growth Fund
     American Funds Bond Fund
     American Funds Cash Management Fund
     American Funds Global Balanced FundSM
     American Funds Global Bond Fund
     American Funds Global Discovery Fund
     American Funds Global Growth Fund
     American Funds Global Growth and Income Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds High-Income Bond Fund
     American Funds International Fund
     American Funds International Growth and Income FundSM
     American Funds Mortgage FundSM
     American Funds New World Fund (Reg. TM)
   American Funds U.S. Government/AAA-Rated Securities Fund

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP American Balanced Allocation Fund
     LVIP American Growth Allocation Fund
     LVIP American Income Allocation Fund
     LVIP Protected American Balanced Allocation Fund*
     LVIP Protected American Growth Allocation Fund*

*Refer to the Description of Funds for specific information regarding the availability of funds.

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348, or call 1-800-942-5500. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2012

Table of Contents



Item                                                          Page
Special Terms                                                   4
Expense Tables                                                  7
Summary of Common Questions                                    12
The Lincoln National Life Insurance Company                    15
Variable Annuity Account (VAA)                                 16
Investments of the Variable Annuity Account                    16
Charges and Other Deductions                                   19
The Contracts                                                  28
 Purchase Payments                                             28
 Transfers On or Before the Annuity Commencement Date          29
 Surrenders and Withdrawals                                    32
 Death Benefit                                                 35
 Investment Requirements                                       39
 Living Benefit Riders                                         43
 Lincoln Lifetime IncomeSM Advantage 2.0                       44
 Lincoln Lifetime IncomeSM Advantage                           53
 Lincoln SmartSecurity (Reg. TM) Advantage                     62
 i4LIFE (Reg. TM) Advantage                                    68
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage     73
 4LATER (Reg. TM) Advantage                                    79
 Annuity Payouts                                               83
 Fixed Side of the Contract                                    91
Distribution of the Contracts                                  93
Federal Tax Matters                                            94
Additional Information                                         99
 Voting Rights                                                 99
 Return Privilege                                             100
 Other Information                                            100
 Legal Proceedings                                            101
Contents of the Statement of Additional Information (SAI)
for Lincoln National Variable Annuity Account H               102
Appendix A - Condensed Financial Information                  A-1
Appendix B - Overview of Living Benefit Riders                B-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM)-An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

5% Enhancement-A feature under Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in which the Guaranteed Amount or Income Base, as applicable, minus purchase payments received in that year, will be increased by 5%, subject to certain conditions.

Access Period-Under i4LIFE (Reg. TM) Advantage, a defined period of time during which we make Regular Income Payments to you while you still have access to your Account Value. This means that you may make withdrawals, surrender the contract, and have a death benefit.

Account or variable annuity account (VAA)-The segregated investment account, Lincoln National Variable Annuity Account H, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value-Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective (or initial purchase payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, the Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, reduced by Regular Income Payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit-A measure used to calculate contract value for the variable side of the contract before the Annuity Commencement Date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Adjustment Date-Under Lincoln SmartIncomeSM Inflation, the first day of January each year. The Scheduled Payment and the Reserve Value will be adjusted on each Adjustment Date.

Annuitant-The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity Commencement Date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select(other than i4LIFE (Reg. TM) Advantage).

Annuity payout-A regularly scheduled payment (under any of the available annuity options) that occurs after the Annuity Commencement Date (or Periodic Income Commencement Date if i4LIFE (Reg. TM) Advantage has been elected). Payments may be variable or fixed, or a combination of both.

Annuity unit-A measure used to calculate the amount of annuity payouts for the variable side of the contract after the Annuity Commencement Date. See Annuity Payouts.

Automatic Annual Step-up-Under Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage 2.0, the Guaranteed Amount or Income Base, as applicable, will automatically step-up to the contract value on each Benefit Year anniversary, subject to certain conditions.

Beneficiary-The person you choose to receive any death benefit paid if you die before the Annuity Commencement Date.

Benefit Year-Under Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage, the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Under Lincoln SmartSecurity (Reg. TM) Advantage, if the contractowner elects a step-up, the Benefit Year will begin on the effective date of the step-up and each anniversary of the step-up after that.

Contractowner (you, your, owner)-The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referred to as account value in marketing materials)-At a given time before the Annuity Commencement Date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year-Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

CPI-The Consumer Price Index used to measure inflation.

CPI Adjustment-Under Lincoln SmartIncomeSM Inflation, adjustments made to the Scheduled Payments and the Reserve Value as a result of fluctuations in the CPI.

CPI Value-The number published monthly by the Bureau of Labor Statistics that represents the Consumer Price Index. Under Lincoln SmartIncomeSM Inflation, the CPI Value is used to determine if the Scheduled Payments and Reserve Value will go up or down each year.

Death benefit-Before the Annuity Commencement Date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Enhancement Period-Under Lincoln Lifetime IncomeSM Advantage 2.0 , Lincoln Lifetime IncomeSM Advantage, , the

10-year period during which the 5% Enhancement is in effect. A new Enhancement Period will begin each time an Automatic Annual Step-up to the contract value occurs.

Excess Withdrawals-Amounts withdrawn during a Benefit Year, as specified for each Living Benefit rider, which decrease or eliminate the guarantees under the rider.

Good Order-The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Amount-The value used to calculate your withdrawal benefit under Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Guaranteed Amount Annuity Payout Option-A fixed annuity payout option available under Lincoln SmartSecurity (Reg. TM) Advantage under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Guaranteed Annual Income-The guaranteed periodic withdrawal amount available from the contract each year for life under the Lincoln Lifetime IncomeSM Advantage 2.0.

Guaranteed Annual Income Amount Annuity Payout Option-A payout option available under the Lincoln Lifetime IncomeSM Advantage 2.0 under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life.

Guaranteed Income Benefit-An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage Regular Income Payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

Guaranteed Minimum Scheduled Payment-The minimum payment you will receive under Lincoln SmartIncomeSM Inflation (as adjusted for Unscheduled Payments, charges and taxes).

Guaranteed Period-The length of the period during which contract value in a fixed account will be credited a guaranteed interest rate.

i4LIFE (Reg. TM) Advantage-An annuity payout option which combines periodic variable Regular Income Payments for life and a death benefit with the ability to make withdrawals during a defined period, the Access Period.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds-i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements.

Income Base-Under the Lincoln Lifetime IncomeSM Advantage 2.0, a value used to calculate the Guaranteed Annual Income amount.

Interest Adjustment-An upward or downward adjustment on the amount of contract value in the fixed account upon a transfer, withdrawal or surrender of contract value from the fixed account due to fluctuations in the guaranteed interest rate.

Investment Requirements-Restrictions in how you may allocate your subaccount investments if you own certain Living Benefit riders.

Lifetime Income Period-Under i4LIFE (Reg. TM) Advantage, the period of time following the Access Period during which we make Regular Income Payments to you (and Secondary Life, if applicable) for the rest of your life. During the Lifetime Income Period, you will no longer have access to your Account Value or receive a death benefit.

Lincoln Life (we, us, our, Company)-The Lincoln National Life Insurance
Company.

Lincoln Lifetime IncomeSM Advantage 2.0-Provides minimum guaranteed lifetime periodic withdrawals that may increase based on automatic enhancements and age-based increases to the withdrawal amount, regardless of the investment performance of the contract and provided certain conditions are met. Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is an optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to certain Investment Requirements.

Lincoln Lifetime IncomeSM Advantage-Provides minimum guaranteed lifetime periodic withdrawals that may increase, regardless of the investment performance of the contract and provided certain conditions are met. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current contract value.

Lincoln SmartIncomeSM Inflation-A fixed annuity payout option that provides periodic annuity payouts that may increase or decrease annually based on fluctuations in the Consumer Price Index.

Lincoln SmartSecurity (Reg. TM) Advantage-Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.

Living Benefit-A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. These riders are the Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess

Withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements.

Maximum Annual Withdrawal-The guaranteed periodic withdrawal available under Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option - A fixed annuity payout option available under Lincoln Lifetime IncomeSM Advantage under which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life.

Nursing Home Enhancement-A feature that will increase the Guaranteed Annual Income amount under Lincoln Lifetime IncomeSM Advantage 2.0 or the Maximum Annual Withdrawal amount under Lincoln Lifetime IncomeSM Advantage upon admittance to an approved nursing care facility, subject to certain conditions.


Periodic Income Commencement Date-The valuation date on which the amount of i4LIFE (Reg. TM) Advantage Regular Income Payments are determined.

Purchase payments-Amounts paid into the contract.

Regular Income Payments-The variable, periodic income payments paid under i4LIFE (Reg. TM) Advantage.

Reserve Value-Under Lincoln SmartIncomeSM Inflation, the value that is established to determine the amount available for Unscheduled Payments and the death benefit, if any. The Reserve Value will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Rider Date-The effective date of the Lincoln SmartIncomeSM Inflation rider.

Rider Year-Under Lincoln SmartIncomeSM Inflation, each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payments-Under Lincoln SmartIncomeSM Inflation, annuity payouts for the life of the annuitant (and Secondary Life, if applicable). The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI.

Secondary Life-Under i4LIFE (Reg. TM) Advantage and Lincoln SmartIncomeSM Inflation, the person designated by the contractowner upon whose life the annuity payouts will also be contingent.

Selling group individuals-A contractowner who meets one of the following criteria at the time of the contract purchase and who purchases the contract without the assistance of a sales representative under contract with us:
 o Employees and registered representatives of any member of the selling group (broker-dealers who have selling agreements with us for the products described in this prospectus) and their spouses and minor children.
 o Officers, directors, trustees or bona-fide full-time employees and their spouses and minor children, of American Funds Distributors Inc., Lincoln Financial Group or any of the investment advisers of the funds currently being offered, or their affiliated or managed companies.

Subaccount-The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Unscheduled Payments-Under Lincoln SmartIncomeSM Inflation, withdrawals that are in addition to your Scheduled Payments up to the amount of the Reserve Value less any related charges and deductions for premium tax. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion that they reduce the Reserve Value.

Valuation date-Each day the New York Stock Exchange (NYSE) is open for trading.


Valuation period-The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options, and/or (if available) the fixed account. State premium taxes may also be deducted.

                      CONTRACTOWNER TRANSACTION EXPENSES:


Accumulation Phase:
  Surrender charge (as a percentage of purchase payments surrendered/withdrawn):1.......    7.00%
We may also apply an Interest Adjustment to amounts being withdrawn, surrendered or transferred from a Guaranteed
Period account (except for dollar cost averaging, cross-reinvestment, withdrawals up to the Maximum Annual
Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage and Regular Income
Payments under i4LIFE (Reg. TM) Advantage).
See Fixed Side of the Contract.




Payout Phase:
  Maximum Lincoln SmartIncomeSM Inflation Unscheduled Payment charge (as a percentage of the Unscheduled
   Payment):2.............................................................................    7.00%


1 The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.

2 The Unscheduled Payment charge percentage is reduced over time.


The next four tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses. Only one table will apply to a given contractowner. The tables differ based on whether the contractowner has purchased the i4LIFE (Reg. TM) Advantage rider.
 o Table A reflects the expenses for a contract that has not elected the i4LIFE (Reg. TM) Advantage (Base contract).
 o Table B reflects the expenses for a contract that has elected the i4LIFE (Reg. TM) Advantage.
 o Table C reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the Lincoln Lifetime IncomeSM Advantage 2.0.
 o Table D reflects the expenses for a contract that has elected i4LIFE (Reg.
   TM) Advantage and previously purchased the 4LATER (Reg. TM) Advantage.

                                    TABLE A


Annual Account Fee:1......................................................................     $    50
Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):2
Account Value Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.15%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.25%
Guarantee of Principal Death Benefit
  Mortality and Expense Risk Charge.......................................................        1.20%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.30%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Mortality and Expense Risk Charge.......................................................        1.45%
  Administrative Charge...................................................................        0.10%
  Total Separate Account Expenses.........................................................        1.55%
Estate Enhancement Benefit (EEB)
  Mortality and Expense Risk Charge.......................................................        1.65%

  Administrative Charge..................    0.10%
  Total Separate Account Expenses........    1.75%




                                                                                    Single      Joint
Optional Living Benefit Rider Charges:3                                              Life        Life
Lincoln Lifetime IncomeSM Advantage 2.0:4,5
  Guaranteed Maximum Charge.....................................................     2.00%      2.00%
  Current Charge................................................................     1.05%      1.25%
Lincoln Lifetime IncomeSM Advantage:6
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.90%      0.90%
  Additional Charge for Lincoln Lifetime IncomeSM Advantage Plus................     0.15%      0.15%
Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option:7
  Guaranteed Maximum Charge.....................................................     1.50%      1.50%
  Current Charge................................................................     0.65%      0.80%
Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option:7
  Guaranteed Maximum Charge.....................................................     0.95%       N/A
  Current Charge................................................................     0.65%       N/A
4LATER (Reg. TM) Advantage:8
  Guaranteed Maximum Charge.....................................................     1.50%       N/A
  Current Charge................................................................     0.65%       N/A


1 The account fee will be waived if your contract value is $50,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $50,000.

2 The mortality and expense risk charge and administrative charge together are 1.25% on and after the Annuity Commencement Date.

3 Only one Living Benefit rider may be elected from this chart.

4 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and decreased by Excess Withdrawals. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge for a discussion of these changes to the Income Base. This charge is deducted from the contract value on a quarterly basis.

5 There is no additional charge for Lincoln Lifetime IncomeSM Advantage 2.0
  Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.

6 As an annualized percentage of the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. For Lincoln Lifetime IncomeSM Advantage riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge for further information. After December 31, 2010 (or later in some states), these riders are no longer available for sale.

7 As an annualized percentage of the Guaranteed Amount (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments and step-ups and decreased for withdrawals. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase for all contractowners. This charge is deducted from the contract value on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount. See Charges and Other Deductions - Lincoln SmartSecurity (Reg. TM) Advantage Charge for further information.

8 As an annualized percentage of the Income Base (initial purchase payment or contract value at the time of election), as increased for subsequent purchase payments, automatic 15% Enhancements, and resets and decreased for withdrawals. This charge is deducted from the subaccounts on a quarterly basis. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg.
  TM) Advantage Charge for further information.



                                    TABLE B


Annual Account Fee:1......................................................     $    50
i4LIFE (Reg. TM) Advantage Without Guaranteed Income Benefit (version 4):2
  Account Value Death Benefit.............................................        1.65%
  Guarantee of Principal Death Benefit....................................        1.70%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................        1.95%

                                                                             Single      Joint
i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4):3,4     Life        Life
Account Value Death Benefit
  Guaranteed Maximum Charge..............................................     3.65%      3.65%
  Current Charge.........................................................     2.30%      2.50%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge..............................................     3.70%      3.70%
  Current Charge.........................................................     2.35%      2.55%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge..............................................     3.95%      3.95%
  Current Charge.........................................................     2.60%      2.80%




i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (versions 1, 2 and 3):5
Account Value Death Benefit
  Guaranteed Maximum Charge......................................................    3.15%
  Current Charge.................................................................    2.15%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge......................................................    3.20%
  Current Charge.................................................................    2.20%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge......................................................    3.45%
  Current Charge.................................................................    2.45%


1 The account fee will be waived if your contract value is $50,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $50,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of i4LIFE (Reg. TM) Advantage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Rider Charge for further information. These charges continue during the Access Period. The i4LIFE (Reg. TM) Advantage charge is reduced to 1.65% during the Lifetime Income Period.

3 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit (version 4) is 0.65% of Account Value for the single life option and 0.85% of Account Value for the joint life option with a guaranteed maximum charge of 2.00%. These charges are added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. See Charges and Other Deductions - i4LIFE (Reg.
  TM) Advantage with Guaranteed Income Benefit (version 4) Charge for further information.

4 There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed
  Income Benefit Protected Funds over and above the charge for i4LIFE (Reg.
  TM) Advantage Guaranteed Income Benefit (version 4).

5 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.50% of Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge may change to the current charge in effect at the time you elect an additional step-up period, not to exceed the guaranteed maximum charge percentage. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.



                                    TABLE C


Annual Account Fee:1......................................................................                 $    50
i4LIFE (Reg. TM) Advantage With Guaranteed Income Benefit (version 4) for purchasers who      Single       Joint
  previously purchased
Lincoln Lifetime IncomeSM Advantage 2.0:..................................................     Life         Life
Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):
  Account Value Death Benefit.............................................................     1.25%          1.25%
  Guarantee of Principal Death Benefit....................................................     1.30%          1.30%
  Enhanced Guaranteed Minimum Death Benefit (EGMDB).......................................     1.55%          1.55%
i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4):2
  Guaranteed Maximum Charge...............................................................     2.00%          2.00%

  Current Charge........    1.05%      1.25%


1 The account fee will be waived if your contract value is $50,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $50,000.

2 As an annualized percentage of the greater of the Income Base (the Lincoln
  Lifetime IncomeSM Advantage 2.0 Income Base less the Guaranteed Annual Income amounts paid since the last step-up) or Account Value. This charge is deducted from Account Value on a quarterly basis and only on and after the effective date of i4LIFE (Reg. TM) Advantage. In the event of an automatic step-up in the Guaranteed Income Benefit, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increases and 2) the dollar amount of the charge will also increase by the percentage increase, if any, to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0.



                                    TABLE D


Annual Account Fee:1......................................................................     $    50
i4LIFE (Reg. TM) Advantage With 4LATER (Reg. TM) Advantage Guaranteed Income Benefit for
purchasers who previously purchased
4LATER (Reg. TM) Advantage:2
Account Value Death Benefit
  Guaranteed Maximum Charge...............................................................        3.15%
  Current Charge..........................................................................        2.30%
Guarantee of Principal Death Benefit
  Guaranteed Maximum Charge...............................................................        3.20%
  Current Charge..........................................................................        2.35%
Enhanced Guaranteed Minimum Death Benefit (EGMDB)
  Guaranteed Maximum Charge...............................................................        3.45%
  Current Charge..........................................................................        2.60%


1 The account fee will be waived if your contract value is $50,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year. The account fee will also be deducted upon full surrender of the contract if the contract value is less than $50,000.

2 As an annualized percentage of average Account Value, computed daily. This charge is assessed only on and after the effective date of the Guaranteed Income Benefit. The current annual charge for the Guaranteed Income Benefit is 0.65% of the Account Value with a guaranteed maximum charge of 1.50%. This charge is added to the i4LIFE (Reg. TM) Advantage charges to comprise the total charges reflected. During the Lifetime Income Period, the Guaranteed Income Benefit charge is added to the i4LIFE (Reg. TM) Advantage charge of 1.65%. The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge percentage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. See Charges and Other Deductions - 4LATER (Reg. TM) Advantage Guaranteed Income Benefit Charge for further information.


The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2011. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                    Minimum      Maximum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         0.53%        1.12%
Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       0.53%        1.09%

* Three of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2013.


The following table shows the expenses charged by each fund for the year ended
 December 31, 2011:


(as a percentage of each fund's average net assets):

                                                                                                Other
                                                           Management         12b-1 Fees        Expenses
                                                           Fees (before       (before any       (before any
                                                           any waivers/       waivers/          waivers/
                                                           reimburse-         reimburse-        reimburse-
                                                           ments)         +   ments)        +   ments)        +
American Funds Asset Allocation Fund                           0.30%             0.25%             0.01%
American Funds Blue Chip Income and Growth Fund                0.41%             0.25%             0.01%
American Funds Bond Fund                                       0.36%             0.25%             0.02%
American Funds Cash Management Fund                            0.32%             0.25%             0.01%
American Funds Global Balanced Fund(SM)(1)                     0.66%             0.25%             0.03%
American Funds Global Bond Fund                                0.53%             0.25%             0.03%
American Funds Global Discovery Fund                           0.58%             0.25%             0.02%
American Funds Global Growth Fund                              0.53%             0.25%             0.02%
American Funds Global Growth and Income Fund                   0.59%             0.25%             0.02%
American Funds Global Small Capitalization Fund                0.70%             0.25%             0.04%
American Funds Growth Fund                                     0.32%             0.25%             0.02%
American Funds Growth-Income Fund                              0.27%             0.25%             0.01%
American Funds High-Income Bond Fund                           0.46%             0.25%             0.01%
American Funds International Fund                              0.49%             0.25%             0.04%
American Funds International Growth and Income Fund(SM)        0.69%             0.25%             0.04%
American Funds Mortgage Fund(SM)(1)                            0.42%             0.25%             0.00%
American Funds New World Fund (Reg. TM)                        0.73%             0.25%             0.05%
American Funds U.S. Government/AAA-Rated Securities Fund       0.33%             0.25%             0.01%
LVIP American Balanced Allocation Fund(2)                      0.25%             0.35%             0.05%
LVIP American Growth Allocation Fund(2)                        0.25%             0.35%             0.05%
LVIP American Income Allocation Fund(2)                        0.25%             0.35%             0.13%
LVIP Protected American Balanced Allocation Fund               0.25%             0.35%             0.05%
LVIP Protected American Growth Allocation Fund                 0.25%             0.35%             0.05%



                                                                                                      Total
                                                                          Total         Total         Expenses
                                                                          Expenses      Contractual   (after
                                                           Acquired       (before any   waivers/      Contractual
                                                           Fund           waivers/      reimburse-    waivers/
                                                           Fees and       reimburse-    ments         reimburse-
                                                           Expenses   =   ments)        (if any)      ments)
American Funds Asset Allocation Fund                         0.00%           0.56%           0.00%         0.56%
American Funds Blue Chip Income and Growth Fund              0.00%           0.67%           0.00%         0.67%
American Funds Bond Fund                                     0.00%           0.63%           0.00%         0.63%
American Funds Cash Management Fund                          0.00%           0.58%           0.00%         0.58%
American Funds Global Balanced Fund(SM)(1)                   0.00%           0.94%           0.00%         0.94%
American Funds Global Bond Fund                              0.00%           0.81%           0.00%         0.81%
American Funds Global Discovery Fund                         0.00%           0.85%           0.00%         0.85%
American Funds Global Growth Fund                            0.00%           0.80%           0.00%         0.80%
American Funds Global Growth and Income Fund                 0.00%           0.86%           0.00%         0.86%
American Funds Global Small Capitalization Fund              0.00%           0.99%           0.00%         0.99%
American Funds Growth Fund                                   0.00%           0.59%           0.00%         0.59%
American Funds Growth-Income Fund                            0.00%           0.53%           0.00%         0.53%
American Funds High-Income Bond Fund                         0.00%           0.72%           0.00%         0.72%
American Funds International Fund                            0.00%           0.78%           0.00%         0.78%
American Funds International Growth and Income Fund(SM)      0.00%           0.98%           0.00%         0.98%
American Funds Mortgage Fund(SM)(1)                          0.00%           0.67%           0.00%         0.67%
American Funds New World Fund (Reg. TM)                      0.00%           1.03%           0.00%         1.03%
American Funds U.S. Government/AAA-Rated Securities Fund     0.00%           0.59%           0.00%         0.59%
LVIP American Balanced Allocation Fund(2)                    0.41%           1.06%          -0.05%         1.01%
LVIP American Growth Allocation Fund(2)                      0.43%           1.08%          -0.05%         1.03%
LVIP American Income Allocation Fund(2)                      0.39%           1.12%          -0.05%         1.07%
LVIP Protected American Balanced Allocation Fund             0.41%           1.06%           0.00%         1.06%
LVIP Protected American Growth Allocation Fund               0.44%           1.09%           0.00%         1.09%

(1) Total Expenses are estimated by annualizing actual expenses for a partial year.

(2) The Total Annual Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table which reflects only the operating expenses of the Fund and does not include AFFE. Lincoln Investment Advisors Corporation (LIA) has contractually agreed to waive the following portion of its advisory fee for the fund: 0.05% of average daily net assets of the fund. The agreement will continue at least through April 30, 2013.


Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") which are not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.


EXAMPLES

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses. The Examples have been calculated using the fees and expenses of the funds prior to the application of any contractual waivers and/or reimbursements.

The first Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the i4LIFE (Reg. TM) Advantage with the EGMDB death benefit and Guaranteed Income Benefit (version 4) at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,217    $2,147    $3,074    $5,126

2) If you annuitize or do not surrender your contract at the end of the applicable time period:

 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $517   $1,547    $2,574    $5,126

The next Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB death benefit and Lincoln Lifetime IncomeSM Advantage 2.0 at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,198    $2,123    $3,090    $5,449

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $498   $1,523    $2,590    $5,449

For more information, see Charges and Other Deductions in this prospectus, and the prospectus for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which annuity payouts are made. See The Contracts - Annuity Payouts, including Lincoln SmartIncomeSM Inflation. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts.

This contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. All material state variations are discussed in the prospectus. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect a Living Benefit Rider (except i4LIFE (Reg. TM) Advantage without Guaranteed Income Benefit), you will be subject to certain requirements for your subaccount investments, which means you may be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, will have more restrictive Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus also has specific Investment Requirements, but is no longer available for sale. See The Contracts - Investment Requirements.

What are my investment choices? You may allocate your purchase payments to the VAA or to the fixed account, if available. Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? The investment adviser for the funds offered under the American Funds Insurance Series is Capital Research and Management Company
(CRMC), 333 South Hope Street, Los Angeles, California 90071. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation (LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. CRMC and LIAC are registered as investment advisers with the SEC. See Investments of the Variable Annuity Account-Investment Adviser.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you receive and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? We apply a charge to the daily net asset value of the VAA that consists of a mortality and expense risk charge according to the death benefit you select. There is an administrative charge in addition to the mortality and expense risk charge. The charges for any riders applicable to your contract will also be deducted from your contract value . See Charges and Other Deductions.

If you withdraw purchase payments, you pay a surrender charge from 0% to 7.00% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We will deduct any applicable premium tax from purchase payments or contract value, unless the governmental entity dictates otherwise, at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a Guaranteed Period of the fixed account may be subject to the Interest Adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage if elected. See The Contracts and Annuity Payouts.

For more information about the compensation we pay for sales of the contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. Please check with your investment representative about making additional purchase payments since the requirements of your state may vary. See The Contracts - Purchase Payments.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to certain restrictions. Generally, transfers made before the Annuity Commencement Date are restricted to no more than six (6) per contract year. The minimum amount that can be transferred to the fixed account is $2,000 (unless the total amount in the subaccounts is less than $2,000). If transferring funds from the fixed account to the subaccount, you may only transfer 25% of the total value invested in the fixed account in any 12-month period. The minimum amount that may be transferred is $300. Transfers from the fixed account may be subject to an Interest Adjustment. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date. For further information, see also the Fixed Side of the Contract and Guaranteed Periods.

What are Living Benefit Riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. These riders offer either a minimum withdrawal benefit (Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0, and Lincoln Lifetime IncomeSM Advantage) or, a minimum annuity payout (4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage with or without the Guaranteed Income Benefit). If you select a Living Benefit rider, Excess Withdrawals may have adverse effects on the benefit (especially during times of poor investment performance), and you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit). Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. These riders are discussed in detail in this prospectus. In addition, an overview of these riders is provided as an appendix to this prospectus.

What is Lincoln Lifetime IncomeSM Advantage 2.0? Lincoln Lifetime IncomeSM Advantage 2.0 is a rider that you may purchase for an additional charge and which provides on an annual basis guaranteed lifetime periodic withdrawals up to a guaranteed amount based on an Income Base, a 5% Enhancement to the Income Base (less purchase payments received in that year) or automatic annual step-ups to the Income Base, and age-based increases to the guaranteed periodic withdrawal amount. Withdrawals may be made up to the Guaranteed Annual Income amount as long as that amount is greater than zero. The Income Base is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, 5% Enhancements to the Income Base (less purchase payments received in that year), automatic annual step-ups to the Income Base and is decreased by certain withdrawals in accordance with provisions described in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage 2.0 and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds? Beginning May 21, 2012, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is an optional feature under Lincoln Lifetime IncomeSM Advantage 2.0 that provides a higher Guaranteed Annual Income amount percentage if you adhere to certain Investment Requirements. You will be subject to certain Investment Requirements in which 100% of your contract value must be allocated among specified subaccounts. See The Contracts - Investment Requirements. All of the other terms and conditions of Lincoln Lifetime IncomeSM Advantage 2.0 continue to apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that provides minimum guaranteed, periodic withdrawals for your life (single life option) or for the lives of you and your spouse (joint life option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, the 5% Enhancements, and the Step-up to 200% (if applicable to your contract) of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts - Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements. This rider is no longer available for sale (except in a limited number of states).

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus provides an increase in your contract value of an amount equal to the excess of the initial Guaranteed Amount over the current contract value on the seventh benefit year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. This rider is no longer available for sale (except in a limited number of states).

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess Withdrawals will adversely affect the Guaranteed Amount. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an annuity payout option, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Investment Requirements. The Guaranteed Income Benefit is purchased when you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. The minimum floor is based on the contract value at the time you elect i4LIFE (Reg.
TM) Advantange with the Guaranteed Income Benefit. Certain Living Benefit riders have features that may be used to establish the amount of the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage or your Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage to establish the Guaranteed Income Benefit at the time you terminate that rider to purchase i4LIFE (Reg. TM) Advantage. See The Contracts - i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, Lincoln Lifetime IncomeSM Advantage 2.0 - i4LIFE (Reg. TM) Advantage option, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds? Beginning May 21, 2012, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature under i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements in which 100% of your contract value must be allocated among specified subaccounts. See The Contracts - Investment Requirements. All other terms and conditions of i4LIFE (Reg. TM) Advantage continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage Regular Income Payments. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage. Please check with your registered representative for availability.

What is Lincoln SmartIncomeSM Inflation? Lincoln SmartIncomeSM Inflation is a fixed annuity payout option that provides periodic annuity payouts that may increase or decrease each year based on changes in a consumer price index that measures inflation. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, a death benefit and access to a reserve value from which unscheduled payments may be taken. See The Contracts - Annuity Payouts - Lincoln SmartIncomeSM Inflation.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home Office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The annual performance of the subaccounts is based on past performance and does not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life or Company), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. With respect to the issuance of the contracts, Lincoln Life does not file periodic financial reports with the SEC pursuant to the exemption for life insurance companies provided under Rule 12h-7 of the Securities Exchange Act of 1934.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations.

These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 2348, Fort Wayne, IN 46801-2348 , or call 1-800-942-5500. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its affiliates, Lincoln Financial Group offers annuities, life, group life and disability insurance, 401(k) and 403(b) plans, and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On February 7, 1989, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements
The December 31, 2011 financial statements of the VAA and the December 31, 2011 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-800-942-5500.



Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Adviser

The investment adviser for the American Funds is Capital Research and Management Company (CRMC), 333 South Hope Street, Los Angeles, California 90071. CRMC is one of the nation's largest and oldest investment management organizations. The investment adviser for the funds offered under the Lincoln Variable Insurance Products Trust is Lincoln Investment Advisors Corporation
(LIAC), 1300 South Clinton Street, Fort Wayne, Indiana 46802. As compensation for its services to the funds, each investment adviser receives a fee from the funds which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectuses for the funds.

Certain Payments We Receive with Regard to the Funds

The American Funds and LVIP funds offered as part of this contract make payments to us (or our affiliates) under their distribution plans (12b-1 plans). The payment rates currently range up to 0.35% based on the amount of assets invested in the funds attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the return on your investment. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the funds goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. The amount we receive from these payments may be substantial.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Certain funds invest substantially all of their assets in other funds. As a result, you will pay fees and expenses at both fund levels. This will reduce your investment return. These arrangements are referred to as funds of funds or master-feeder funds. Funds of funds or master-feeder structures may have higher expenses than funds that invest directly in debt or equity securities.

Certain funds may employ hedging strategies to provide for downside protection during sharp downward movements in equity markets. The cost of these hedging strategies could limit the upside participation of the fund in rising equity markets relative to other funds. The death benefits and Living Benefit riders offered under the contract also provide protection in the event of a market downturn. Likewise, there are additional costs associated with the death benefits and Living Benefit riders, which can limit the contract's upside participation in the markets. You should consult with your financial representative to determine which combination of investment choices and death benefit and/or rider purchases (if any) are appropriate for you.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Prospectuses for each fund are available by contacting us. In addition, if you receive a summary prospectus for a fund, you may obtain a full statutory prospectus by referring to the contact information for the fund company on the cover page of the summary prospectus. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Asset Allocation Fund: High total return.

  o Blue Chip Income and Growth Fund: Produce income exceeding the average yield of U.S. stocks and long-term growth.

  o Bond Fund: Current income.

  o Cash Management Fund: Current income while preserving capital and maintaining liquidity.

  o Global Balanced FundSM: Long-term growth, conservation of principal and current income.

  o Global Bond Fund: High total return.

  o Global Discovery Fund: Long-term growth.

  o Global Growth Fund: Long-term growth.

  o Global Growth and Income Fund: Long-term growth and current income.

  o Global Small Capitalization Fund: Long-term growth.

  o Growth Fund: Growth of capital.

  o Growth-Income Fund: Long-term growth and income.

  o High-Income Bond Fund: High current income.

  o International Fund: Long-term growth.

  o International Growth and Income Fund: Long-term growth and current income.

  o Mortgage FundSM: Current income and capital preservation.

  o New World Fund (Reg. TM): Long-term Capital Appreciation.

  o U.S. Government/AAA Rated Securities Fund: High current income and capital preservation.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.

  o LVIP American Balanced Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP American Growth Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP American Income Allocation Fund: Current income with growth of capital; a fund of funds.

  o LVIP Protected American Balanced Allocation Fund: Balance between high current income with growth of capital; a fund of funds.
     This fund will be available on or about May 21, 2012. Consult your financial advisor.

  o LVIP Protected American Growth Allocation Fund: Balance between high current income with growth of capital; a fund of funds.
     This fund will be available on or about May 21, 2012. Consult your financial advisor.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts, including Lincoln SmartIncomeSM Inflation payouts, live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that lifetime payments to individuals from Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that, if i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required Regular Income Payments will exceed the Account Value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA


For the base contract, we apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:

                                        With Estate Enhancement
                                        Benefit Rider (EEB)
                                        -------------------------
o   Mortality and expense risk charge            1.65%
o   Administrative charge                        0.10%
                                                  ----
o   Total annual charge for each
    subaccount*                                  1.75%



    Enhanced Guaranteed   Guarantee of
    Minimum Death         Principal Death
    Benefit (EGMDB)       Benefit          Account Value Death Benefit
    --------------------- ---------------- ----------------------------
o          1.45%               1.20%                  1.15%
o          0.10%               0.10%                  0.10%
            ----                ----                   ----
o
           1.55%               1.30%                  1.25%

* For contracts purchased before June 6, 2005, (or later in those states that have not approved the contract changes), the total annual charges are as follows: EEB 1.60%; EGMDB 1.40%; Guarantee of Principal 1.25%; Account Value N/A.

Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated below. The surrender charge is calculated separately for each purchase payment. The contract anniversary is the annually occurring date beginning with the effective date of the contract. For example, if the effective date of your contract is January 1, 2011, your first contract anniversary would be on January 1, 2012, your second contract anniversary would be on January 1, 2013, and so forth.



                                                               Number of contract anniversaries since
                                                                    purchase payment was invested
                                                               ---------------------------------------
                                                                0    1    2    3    4    5    6    7+
      Surrender charge as a percentage of the surrendered or   7%   7%   6%   6%   5%   4%   3%   0
      withdrawn purchase payments

* Older contracts may have different surrender charge schedules. The exact charges are listed in your contract.


A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the seventh anniversary since the purchase payment was invested;
 o The first four withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments (does not apply to the surrender of a contract);
 o A surrender or withdrawal of any purchase payments after the onset of permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies.
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original contractowner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal as a result of a diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be subsequent to the contract date and result in a life expectancy of less than 12 months, as determined by a qualified professional medical practitioner.
 o A surrender or withdrawal of any purchase payments as a result of the admittance of the contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the contractowner has been confined for at least 90 consecutive days;
 o A surrender of the contract as a result of the death of the contractowner, joint owner or annuitant;
 o Purchase payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us;
 o A surrender of a contract or withdrawal of a contract value from contracts issued to selling group individuals:
 o Regular Income Payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us; and
 o Amounts up to the Maximum Annual Withdrawal amount under Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime Income (Reg. TM) Advantage, or amounts up to the Guaranteed Annual Income amount under Lincoln Lifetime Income (Reg. TM) Advantage 2.0, subject to certain conditions.

An account fee will be deducted and any Interest adjustment will be made before the deduction of the surrender charge.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

2. Prior to the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted.

3. On or after the seventh anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings until exhausted; then
  o from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

In some states, number 3 does not apply and number 2 continues to apply after the seventh anniversary of the contract.

Account Fee

During the accumulation period, we will deduct an account fee of $50 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $50 account fee will also be deducted from the contract value upon surrender. The account fee will be waived for any contract with a contract value that is equal to or greater than $50,000 on the contract anniversary, and will be waived after the fifteenth contract year. There is no account fee on contracts issued to selling group individuals. Older contracts may have a lower fee. The exact fee is listed in your contract.



Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage 2.0 Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage 2.0. The rider charge is currently equal to an annual rate of 1.05% (0.2625% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 single life option and 1.25% (0.3125% quarterly) for the Lincoln Lifetime IncomeSM Advantage 2.0 joint life option. There is no additional charge for Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds over and above the charge for Lincoln Lifetime IncomeSM Advantage 2.0.

The charge is applied to the Income Base (initial purchase payment if purchased at contract issue, or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and decreased for Excess Withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the rider's effective date. This deduction will be made in proportion to the value in each subaccount and any fixed account of the contract on the valuation date the rider charge is assessed. The amount we deduct will increase or decrease as the Income Base increases or decreases, because the charge is based on the Income Base. Refer to the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base section for a discussion and example of the impact of the changes to the Income Base.

The annual rider percentage charge may increase each time the Income Base increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. An Automatic Annual Step-up is a feature that will increase the Income Base to equal the contract value on a Benefit Year anniversary if all conditions are met. The Benefit Year is a 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the step-up, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

The 5% Enhancement to the Income Base (less purchase payments received in that year) occurs if a 10-year Enhancement Period is in effect as described further in the Lincoln Lifetime IncomeSM Advantage 2.0 section. During the first ten Benefit Years an increase in the Income Base as a result of the 5% Enhancement will not cause an increase in the annual rider percentage charge but will increase the dollar amount of the charge. After the 10th Benefit Year anniversary the annual rider percentage charge may increase each time the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. If your percentage charge is increased, you may opt-out of the 5% Enhancement by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. If you opt out of the 5% Enhancement, your current charge will remain in effect and the Income Base will be returned to the prior Income Base. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement.

The rider percentage charge will increase to the then current rider percentage charge, if after the first Benefit Year anniversary, cumulative purchase payments added to the contract, equal or exceed $100,000. You may not opt-out of this rider charge increase. See The Contracts - Living Benefit Riders - Lincoln Lifetime IncomeSM Advantage 2.0 - Income Base.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the contract value is reduced to zero while the contractowner is receiving a Guaranteed Annual Income, no rider charge will be deducted.

Lincoln Lifetime IncomeSM Advantage Charge. While this rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage. The rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage single life or joint life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. The 200% Step-up is not available for riders purchased on or after October 5, 2009. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the rider charge is assessed. For Riders purchased on or after March 2, 2009, the charge is also deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year equal or exceed $100,000, any additional purchase payment will potentially cause the charge for your rider to change to the current charge in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The rider charge will be discontinued upon termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus Option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

As of December 31, 2010 (or later in certain states), this rider is no longer available for purchase.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage. The rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, single life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, joint life option. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

If you purchase this rider in the future, the percentage charge will be the current charge in effect at the time of purchase. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up Option is no longer available for purchase.

The charge is applied to the Guaranteed Amount (initial purchase payment, if purchased at contract issue, or contract value at the time of election) as increased for subsequent purchase payments and step-ups and decreased for withdrawals. We will deduct the cost of this rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the rider. This deduction will be made in proportion to the value in each subaccount and any fixed account of the contract on the valuation date the rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year

Elective Step-up option and the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the single or joint life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if conditions are met as described in the Lincoln SmartSecurity (Reg. TM) Advantage section. Additional 10-year periods of step-ups may be elected. The annual rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount within the 10-year period.

If you elect to step-up the Guaranteed Amount for another 10-year step-up period (including if we administer the step-up election for you or if you make a change from a joint life to a single life option after a death or divorce), a pro-rata deduction of the rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The rider charge will be discontinued upon the earlier of the Annuity Commencement Date, election of i4LIFE (Reg. TM) Advantage or termination of the rider. The pro-rata amount of the rider charge will be deducted upon termination of the rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no rider charge waiver is available with the single life and joint life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly rider charge will be waived. If the withdrawals have been more than 10%, then the rider charge will not be waived.

4LATER (Reg. TM) Advantage Charge. Prior to the Periodic Income Commencement Date (which is defined as the valuation date the initial Regular Income Payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment if purchased at contract issue, or contract value at the time of election if elected after the contract effective date), as adjusted, is a value that will be used to calculate the 4LATER (Reg.
TM) Guaranteed Income Benefit. The Income Base is increased for subsequent purchase payments, automatic 15% enhancements and resets, and decreased for withdrawals. An amount equal to the quarterly 4LATER (Reg. TM) rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg. TM) rider effective date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the Periodic Income Commencement Date, a pro-rata amount of the 4LATER (Reg. TM) rider charge will be deducted upon termination of the 4LATER (Reg.
TM) rider for any reason other than death. On the Periodic Income Commencement Date, a pro-rata deduction of the 4LATER (Reg. TM) rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

On or about July 2, 2012, this rider is no longer available for purchase.

i4LIFE (Reg. TM) Advantage Charge. While this rider is in effect, there is a daily charge for i4LIFE (Reg. TM) Advantage. i4LIFE (Reg. TM) Advantage is subject to a daily charge that is based on your Account Value. The initial Account Value is your contract value on the valuation date i4LIFE (Reg. TM) Advantage becomes effective (or initial purchase payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue), less any applicable premium taxes. During the Access Period, your Account Value on a valuation date equals the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made, as well as withdrawals. i4LIFE (Reg. TM) Advantage provides Regular Income Payments for your life, subject to certain conditions, during two time periods: the Access Period and the Lifetime Income Period. During the Access Period, you have access to your Account Value. You select when the Access Period begins and ends at the time you elect i4LIFE (Reg. TM) Advantage. The Lifetime Income Period begins immediately after the Access Period ends. The Lifetime Income Period ends when you die (or upon the death of a Secondary Life, if any).

The annual rate of the i4LIFE (Reg. TM) Advantage charge during the Access Period is: 1.65% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 1.70% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 1.95% for the i4LIFE (Reg. TM) Advantage EGMDB. During the Lifetime Income Period, the charge for all death benefit options is 1.65%. This charge consists of a mortality and expense risk charge, and an administrative charge. These charges replace the Separate Account Annual Expenses for the base contract. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 pay different charges for i4LIFE (Reg. TM) Advantage. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 pay different charges for i4LIFE (Reg. TM) Advantage. If i4LIFE (Reg. TM) Advantage is elected at the time the contract is issued, i4LIFE (Reg.
TM) Advantage will become effective as of the contract's effective date, and we will begin deducting the charge at that time. If i4LIFE (Reg. TM) is elected at any point after the contract has been issued, i4LIFE (Reg. TM) Advantage will become effective as of the next valuation date after we receive a completed election form in good order at our Home Office. We will begin deducting the charge at that time. Refer to the i4LIFE (Reg. TM) Advantage section for explanations of the Account Value, the Access Period, and the Lifetime Income Period.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit Charge. The Guaranteed Income Benefit (version 4) which is available for purchase with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value (0.50% for versions 1, 2 and 3) (single life option), which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% (2.15% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.35% (2.20% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.60% (2.45% for version 1, 2 and 3) for the i4LIFE (Reg. TM) Advantage EGMDB.

If you elect the joint life option, the charge for the Guaranteed Income Benefit (version 4) which is purchased with i4LIFE (Reg. TM) Advantage will be subject to a current annual charge of 0.85% of the Account Value which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.55% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.80% for the i4LIFE (Reg. TM) Advantage EGMDB. These charges replace the Separate Account Annual Expenses for the base contract. There is no additional charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds over and above the charge for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4).

The Guaranteed Income Benefit percentage charge will not change until there is an automatic step up of the Guaranteed Income Benefit (version 4) or you elect an additional step-up period (version 2 and version 3) during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time of the step-up the Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 2.00% (version 4) or 1.50% (version 2 and version 3) of the Account Value. If we automatically administer the step-up (version 4) or step-up period election (versions 2 or 3) for you and your percentage charge is increased, you may ask us to reverse the step-up or the step-up period election by giving us notice within 30 days after the date on which the step-up or the step-up period election occurred. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up or the step-up period election occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. For version 2 and version 3, you will have no more step-ups unless you notify us that you wish to start a new step-up period (described in the i4LIFE (Reg. TM) Advantage section of this prospectus). For version 4, future step-ups will continue even after you decline a current step-up. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up. Version 1 does not step-up; therefore the charge does not change.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 . Purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 may carry over certain features of the Lincoln Lifetime IncomeSM Advantage 2.0 rider to elect i4LIFE (Reg. TM)Advantage with Guaranteed Income Benefit (version 4). If you make this election, then the current Lincoln Lifetime IncomeSM Advantage 2.0 charge will be your initial charge for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4). This charge is in addition to the daily mortality and expense risk and administrative charge of the base contract for your death benefit option set out under Deductions of the VAA. The charges and calculations described earlier for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit will not apply.

For purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0 , the charges for i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4) are combined into a single charge that is deducted quarterly, starting with the first three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage and every three months thereafter. The current initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version
4) is equal to an annual rate of 1.05% (0.2625% quarterly) for the single life option and 1.25% (0.3125% quarterly) for the joint life option. The charge is a percentage of the greater of the Income Base (the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base less the Lincoln Lifetime IncomeSM Advantage 2.0 Guaranteed Annual Income amounts paid since the last Automatic Step-up ), or the Account Value. Refer to Lincoln Lifetime IncomeSM Advantage 2.0 for a description of the Income Base. The total annual subaccount charges of 1.55% for the EGMDB, 1.30% for the Guarantee of Principal death benefit and 1.25% for the Account Value death benefit also apply. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed that in the future the guaranteed maximum initial charge for both i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit (version 4) will be the guaranteed maximum charge then in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0 .
The charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 will not change until there is an automatic step-up of the Guaranteed Income Benefit (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At such time, the dollar amount of the charge will increase by a two part formula: 1) the charge will increase by the same percentage that the Guaranteed Income Benefit payment increased and 2) the charge will also increase by the percentage of any increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge rate. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used as a factor in determining the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.) The charge rate is based upon surrender experience, mortality experience, contractowner investment experience, solvency and profit margins, and the goals and objectives of the Lincoln hedging experience. Significant changes in one or more of these categories could result in an increase in the charge. This means that the charge may change annually. The charge may also be reduced if a withdrawal above the Regular Income Payment is taken. The dollar amount of the rider charge will be reduced in the same proportion that the withdrawal reduced the Account Value. The annual dollar amount is divided by four (4) to determine the quarterly charge.

The following example shows how the initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 is calculated as well as adjustments due to increases to the Guaranteed Income Benefit (version 4) and the Lincoln Lifetime IncomeSM Advantage 2.0 charge. The example is a nonqualified contract and assumes the contractowner is 65 years old on the effective date of electing the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). Pursuant to the provisions of the Guaranteed Income Benefit (version 4) the initial Guaranteed Income Benefit is set at 4% of the Income Base based upon the contractowner's age (see Guaranteed Income Benefit (version 4) for a more detailed description). The example also assumes that the current charge for Lincoln Lifetime IncomeSM Advantage 2.0 is 1.05%. The first example demonstrates how the initial charge is determined for an existing contract with an Account Value and Income Base.



  1/1/10   Initial i4LIFE (Reg. TM) Advantage Account Value                                       $ 100,000
  1/1/10   Income Base as of the last valuation date under Lincoln Lifetime IncomeSM              $ 125,000
           Advantage 2.0
  1/1/10   Initial Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit    $1,312.50
           (version 4) ($125,000 * 1.05% current charge for Lincoln Lifetime IncomeSM
           Advantage 2.0) (charge is assessed against the Income Base since it is larger than the Account Value)
  1/2/10   Amount of initial i4LIFE (Reg. TM) Advantage Regular Income Payment (an example of     $   5,066
           how the Regular Income Payment is calculated is shown in the SAI)
  1/2/10   Initial Guaranteed Income Benefit (4% * $125,000 Income Base)                          $   5,000

The next example shows how the charge will increase if the Guaranteed Income Benefit is stepped up to 75% of the Regular Income Payment.



  1/2/11   Recalculated Regular Income Payment (due to market gain in Account Value)               $   6,900
  1/2/11   New Guaranteed Income Benefit (75% * $6,900 Regular Income Payment)                     $   5,175
  1/2/11   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version    $1,358.44
           4) ($1,312.50 * ($5,175/$5,000)) Prior charge * [ratio of increased
           Guaranteed Income Benefit to prior Guaranteed Income Benefit]

If the Lincoln Lifetime IncomeSM Advantage 2.0 charge has also increased, subject to a maximum charge of 2.00%, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) charge will increase upon a step-up. (The Lincoln Lifetime IncomeSM Advantage 2.0 charge continues to be used in the calculation of the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit charge.)


Continuing the above example:

  1/2/11   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version    $1,358.44
              4)
  1/2/12   Recalculated Regular Income Payment (due to Account Value increase)                     $   7,400
  1/2/12   New Guaranteed Income Benefit (75% * $7,400 Regular Income Payment)                     $   5,550
           Assume the Lincoln Lifetime IncomeSM Advantage 2.0 charge increases from
           1.05% to 1.15%.
  1/2/12   Annual Charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit             $1,595.63
           ($1,358.44 * ($5,550/$5,175) * (1.15%/1.05%))

The new annual charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is $1,595.63 which is equal to the current annual charge of $1,358.44 multiplied by the percentage increase of the Guaranteed Income Benefit ($5,550/$5,175) times the percentage increase to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge (1.15%/1.05%).

If the Lincoln Lifetime IncomeSM Advantage 2.0 percentage charge is increased, we will notify you in writing. You may contact us in writing or at the telephone number listed on the first page of this prospectus to reverse the step-up within 30 days after the date on which the step-up occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. If the Guaranteed Income Benefit increased due to the step-up we would decrease the Guaranteed Income Benefit to the Guaranteed Income Benefit in effect before the step-up occurred, reduced by any Excess Withdrawals. Future step-ups as described in the rider would continue.

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, i4LIFE (Reg. TM) Advantage will also be terminated and the i4LIFE (Reg. TM) Advantage and Guaranteed Income Benefit charge will cease.

i4LIFE (Reg. TM) Advantage with 4LATER (Reg. TM) Guaranteed Income Benefit Charge for purchasers who previously purchased 4LATER (Reg. TM) Advantage. The 4LATER (Reg. TM) Guaranteed Income Benefit for purchasers who previously purchased 4LATER (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.30% for the i4LIFE (Reg. TM) Account Value death benefit; 2.35% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.60% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average Account Value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the Periodic Income Commencement Date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the Periodic Income Commencement Date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the Periodic Income Commencement Date and then multiplied by the average daily Account Value after the Periodic Income Commencement Date.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15-year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current Regular Income Payment. At the time you elect a new 15-year step-up period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the Periodic Income Commencement Date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers. For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (version 2 or 3 as stated in your rider), the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg.
TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.15% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.20% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.45% for the i4LIFE (Reg. TM) Advantage EGMDB.

Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current Regular Income Payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within

30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up period election occurred. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the Periodic Income Commencement Date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate but the i4LIFE (Reg. TM) Advantage charge will continue.


Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value, unless the governmental entity dictates otherwise, when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium tax rates generally depend upon the law of your state of residence. The tax rates range from zero to 3.5%.


Other Charges and Deductions

The surrender, withdrawal or transfer of value from a Guaranteed Period may be subject to the Interest Adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.25% of the value in the VAA will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.

Charges for Lincoln SmartIncomeSM Inflation. There is no charge for Lincoln SmartIncomeSM Inflation unless Unscheduled Payments are taken. The following table describes the Unscheduled Payment charge for the Lincoln SmartIncomeSM Inflation on and after the Annuity Commencement Date. See The Contracts - Annuity Payouts for a complete description of Lincoln SmartIncomeSM Inflation.

Lincoln SmartIncomeSM Inflation Unscheduled Payment charge

(as a percentage of the Unscheduled Payment)*



Rider Year     1    2    3    4    5    6    7    8
-------------- ---- ---- ---- ---- ---- ---- ---- ---
  Charge       7%   7%   7%   6%   5%   4%   3%   0%

* A new Rider Year starts on each Rider Date anniversary. The charge is applied only to amounts in excess of the annual 10% Reserve Value free amount. See The Contracts - Annuity Payouts, Annuity Options for a detailed description of Reserve Value.


Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge, the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described in the Lincoln SmartIncomeSM Inflation section of this prospectus.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or

 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received in good order at our Home Office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified or nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

Do not purchase this contract if you plan to use it, or any of its riders, for speculation, arbitrage, viatical arrangement, or other similar investment scheme. The contract may not be resold, traded on any stock exchange, or sold on any secondary market.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

You may make purchase payments to the contract at any time, subject to certain conditions. You are not required to make any additional purchase payments after the initial purchase payment. There may be some restrictions on making additional purchase payments if you purchased a Living Benefit rider. See the Living Benefit riders section for additional information. The minimum initial purchase payment is $10,000 ($25,000 for contracts purchased prior to November 15, 2010). The minimum for selling group individuals is $1,500. The minimum annual amount for additional purchase payments is $300. Please check with your investment representative about making additional purchase payments since the requirements of your state may vary. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a purchase payment is submitted that does not meet the minimum amount, we will contact you to ask whether additional money will be sent, or whether we should return the purchase payment to you. Purchase payments totaling $2 million or more are subject to Home Office approval. If you stop making purchase payments, the contract will remain in force, however, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. We will not surrender your contract if you are receiving guaranteed payments from us under one of the

Living Benefit riders. Purchase payments may be made or, if stopped, resumed at any time until the Annuity Commencement Date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account is $2,000, ($300 for contracts issued prior to June 2, 2003 (or later depending on your state), subject to state approval).

If we receive your purchase payment from you or your broker-dealer in good order at our Home Office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment in good order at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we generally will not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances (for example, when separate account assets are less than $1,000), and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one sub account to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to six (6) per contract year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross-reinvestment or portfolio rebalancing programs elected on forms available from us. (See Additional Services and the SAI for more information on these programs.) These transfer rights and restrictions also apply during the i4LIFE (Reg. TM) Advantage Access Period (the time period during which you may make withdrawals from the i4LIFE (Reg. TM) Advantage Account Value). See i4LIFE (Reg. TM) Advantage.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home Office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office.

Requests for transfers will be processed on the valuation date that they are received when they are received in good order at our Home Office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

After the first thirty days from the effective date of your contract, if your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the variable subaccount(s) subject to the following restrictions:
 o total fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer all of the contract value in the fixed accounts to the variable subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to Interest Adjustments, if applicable. For a description of the Interest Adjustment, see the Fixed Side of the Contract - Guaranteed Periods and Interest Adjustment.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, first-class delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.

Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment. Once elected, the fixed annuity payment is irrevocable.

These provisions also apply during the i4LIFE (Reg. TM) Advantage Lifetime Income Period. See i4LIFE (Reg. TM) Advantage.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. We reserve the right to approve all ownership and annuitant changes. Nonqualified contracts may not be sold, discounted, or pledged as collateral for a loan or for any other purpose. Qualified contracts are not transferable unless allowed under applicable law. Non-qualified contracts may not be collaterally assigned. Assignments may have an adverse impact on any death benefit or Living Benefits in this product and may be prohibited under the terms of a particular rider. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the Annuity Commencement Date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change, however we reserve the right to approve all annuitant changes. This may not be allowed if certain riders are in effect. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefits or living benefits. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the Annuity Commencement Date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the Annuity Commencement Date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home Office), subject to the rules discussed below. Surrender or withdrawal rights after the Annuity Commencement Date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received in good order at the Home Office. If we receive a surrender or withdrawal request in good order at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the Interest Adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home Office. The payment may be postponed as permitted by the 1940 Act.

Special restrictions on surrenders/withdrawals apply if your contract is purchased as part of a retirement plan of a public school system or 501(c)(3) organization under Section 403(b) of the tax code. Beginning January 1, 1989, in order for a contract to retain its tax-qualified status, Section 403(b) prohibits a withdrawal from a 403(b) contract of post 1988 contributions (and earnings on those contributions) pursuant to a salary reduction agreement. However, this restriction does not apply if the annuitant (a) attains age 591/2, (b) separates from service, (c) dies, (d) becomes totally and permanently disabled and/or (e) experiences financial hardship (in which event the income attributable to those contributions may not be withdrawn).

Pre-1989 contributions and earnings through December 31, 1988, are not subject to the previously stated restriction. Funds transferred to the contract from a 403(b)(7) custodial account will also be subject to restrictions. Participants in the Texas Optional Retirement Program should refer to the Restrictions under the Texas Optional Retirement Program, later in this prospectus.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one after appropriate notice to contractowners. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home Office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available.

You may elect to participate in the DCA program at the time of application or at anytime before the Annuity Commencement Date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or

 o you cancel the program by written request or by telephone if we have your telephone authorization on file.


We reserve the right to restrict access to this program at any time.


A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. If you cancel the DCA program, your remaining contract value in the DCA program will be allocated to the variable subaccounts according to your allocation instructions. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value. Withdrawals under AWS are subject to applicable surrender charges and Interest Adjustments. See Charges and Other Deductions - Surrender Charge and Fixed Side of the Contract - Interest Adjustment.

The cross-reinvestment service automatically transfers the contract value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals. You specify the applicable subaccounts, the baseline amount and the interval period. As of May 1, 2010, this service is no longer available unless the contractowner had enrolled in this service prior to this date.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross-reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross-reinvestment running simultaneously.


Asset Allocation Models

The asset allocation models discussed below are not available for contracts purchased on or after November 15, 2010.

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by Wilshire Associates, a registered investment advisory firm for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the American Legacy subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing an asset allocation model. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

The following asset allocation models have been prepared by Wilshire Associates. The models are comprised of funds from the American Funds Insurance Series that are offered within your contract.

At this time, the available models are as follows:
 o American Legacy Fundamental Growth Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in eight equity subaccounts and 10% in two fixed income subaccounts. This model seeks long-term growth of capital. This model is not available for contracts purchased on or after November 15, 2010.
 o American Legacy Fundamental Growth and Income Model is composed of specified underlying subaccounts representing a target allocation of approximately
   80% in eight equity subaccounts and 20% in four fixed income subaccounts. This model seeks a balance between a high level of current income and growth of capital, with greater emphasis on growth of capital. This model is not available for contracts purchased on or after June 30, 2009.
 o American Legacy Fundamental Balanced Model is composed of specified underlying subaccounts representing a target allocation of approximately
   60% in seven equity subaccounts and 40% in four fixed income subaccounts. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. This model is not available for contracts purchased on or after November 15, 2010.
 o American Legacy Fundamental Equity Growth Model is composed of specified underlying subaccounts representing a target allocation of approximately
   70% in eight equity subaccounts and 30% in four fixed income subaccounts. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. This model is not available for contracts purchased on or after November 15, 2010.
 o American Legacy Fundamental Income Model is composed of specified underlying subaccounts representing a target allocation of approximately 40% in six equity subaccounts and 60% in three fixed income subaccounts. This model seeks a high level of current income with some consideration given to growth of capital. This model is not available for contracts purchased on or after November 15, 2010.

Your registered representative will have more information on the specific investments of each model.

Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed if death occurs prior to i4LIFE (Reg. TM) Advantage elections or prior to the Annuity Commencement Date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner


* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the Annuity Commencement Date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this death benefit terminates if you elect i4LIFE (Reg. TM) Advantage or elect any other annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.

Account Value Death Benefit. Contractowners who purchase their contracts on or after June 6, 2005, (or later in those states that have not approved the contract changes) may select the Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a death benefit equal to the contract value on the valuation date the death benefit is approved by us for payment. No additional death benefit is provided. Once you have selected this death benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:

 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage).

For contracts purchased prior to the time a state approved the above Guarantee of Principal Death Benefit calculation, the sum of all purchase payments is reduced by the sum of all withdrawals.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

For contracts issued on or after June 6, 2005, (or later in those states that have not approved the contract changes), you may discontinue the Guarantee of Principal Death Benefit by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the valuation date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB)

If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o the current contract value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after June 6, 2005, (or later in those states that have not approved the contract changes), you may also choose the Account Value Death Benefit. We will deduct the applicable charge for the new death benefit as of that date. See Charges and Other Deductions.

The EGMDB is only available under nonqualified, IRA or Roth IRA contracts if the contractowner, joint owner and annuitant are under age 80 at the time of issuance.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this rider is the greatest of the following amounts:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Guaranteed Annual Income amount under the Lincoln Lifetime IncomeSM Advantage 2.0 rider or the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 and The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o The highest contract value on any contract anniversary (including the inception date) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value; or

 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

For contracts purchased prior to June 2, 2003 (or later, depending on your state) withdrawals will be deducted on a dollar for dollar basis.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis associated with each withdrawal made on or after the effective date of the rider is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The EEB rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the rider becomes available in your state may only elect the rider at the time of purchase.

The EEB rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.

General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Pursuant to the Federal Defense of Marriage Act, same-sex marriages are not recognized for purposes of federal law. Therefore, the favorable tax treatment provided by federal tax law to an opposite-sex spouse is not available to a same-sex spouse. Same-sex spouses should consult a tax advisor prior to purchasing annuity products that provide benefits based upon status as a spouse, and prior to exercising any spousal rights under an annuity.Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit. If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older, and the EEB Rider death benefit will be reduced to the EGMDB death benefit for a total charge of 1.55% or 1.40% if your contract was purchased before June 6, 2005, (or later in those states that have not approved the contract changes).

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of a claim submitted in good order. To be in good order, we require all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the death benefit is over $10,000, the proceeds will be placed into a SecureLine (Reg.
TM) account in the recipient's name as the owner of the account. SecureLine (Reg. TM) is a service we offer to help the recipient manage the death benefit proceeds. With SecureLine (Reg. TM), an interest bearing account is established from the proceeds payable on a policy or contract administered by us. The recipient is the owner of the account, and is the only one authorized to transfer proceeds from the account. Instead of mailing the recipient a check, we will send a checkbook so that the recipient will have access to the account by writing a check. The recipient may choose to leave the proceeds in this account, or may begin writing checks right away. If the recipient decides he or she wants the entire proceeds immediately, the recipient may write one check for the entire account balance. The recipient can write as many checks as he or she wishes. We may at our discretion set minimum withdrawal amounts per check. The total of all checks written cannot exceed the account balance. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient may request that surrender proceeds be paid directly to him or her instead of applied to a SecureLine (Reg. TM) account.

Interest credited in the SecureLine (Reg. TM) account is taxable as ordinary income in the year such interest is credited, and is not tax deferred. We recommend that the recipient consult a tax advisor to determine the tax consequences associated with the payment of interest on amounts in the SecureLine (Reg. TM) account. The balance in the recipient's SecureLine (Reg.
TM) account starts earning interest the day the account is opened and will continue to earn interest until all funds are withdrawn. Interest is compounded daily and credited to the recipient's account on the last day of each month. The interest rate will be updated monthly and we may increase or decrease the rate at our discretion. The interest rate credited to the recipient's SecureLine (Reg. TM) account may be more or less than the rate earned on funds held in our general account. The interest rate offered with a SecureLine (Reg.
TM) account is not necessarily that credited to the fixed account.

There are no monthly fees. The recipient may be charged a fee for a stop payment or if a check is returned for insufficient funds.


Investment Requirements

If you purchase a Living Benefit rider (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Income Benefit under i4LIFE (Reg.
TM) Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds), you will be subject to Investment Requirements, which means you will be limited in how much you can invest in certain subaccounts of your contract. Investment Requirements apply whether you purchase a Living Benefit rider at contract issue, or if you add a Living Benefit rider to an existing contract. The Living Benefit rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Currently, if you purchase i4LIFE (Reg. TM) without the Guaranteed Income Benefit, you will not be subject to any Investment Requirements, although we reserve the right to impose Investment Requirements for this rider in the future.

Under each option, we have divided the subaccounts of your contract into groups and have specified the minimum or maximum percentages of contract value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, depending on when you purchased your contract, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which option of Investment Requirements, if any, applies to the Living Benefit rider you purchase. If you do not elect a Living Benefit rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.



                                                                                                      YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                         AND THE DATE OF ELECTION IS...              INVESTMENT REQUIREMENTS
 i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit    On or after May 21, 2012                     Option 3
Protected Funds
Lincoln Lifetime IncomeSM Advantage 2.0                 On or after May 21, 2012                     Option 3
Protected Funds
 Lincoln Lifetime IncomeSM Advantage 2.0                 On or after November 15, 2010                Option 3
Lincoln Lifetime IncomeSM Advantage                     February 19, 2008 through January 19, 2009   Option 2
                                                        On or after January 20, 2009                 Option 3
 Lincoln SmartSecurity (Reg. TM) Advantage               Prior to April 10, 2006                      N/A
                                                        April 10, 2006 through January 19, 2009      Option 1
                                                        On or after January 20, 2009                 Option 3
4LATER (Reg. TM) Advantage                              April 10, 2006 through January 19, 2009      Option 1
                                                        On or after January 20, 2009                 Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income       Prior to April 10, 2006                      N/A
Benefit (v.1)                                           On or after April 10, 2006                   Option 1

                                                                                                  YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                      AND THE DATE OF ELECTION IS...             INVESTMENT REQUIREMENTS
i4LIFE (Reg. TM) Advantage with Guaranteed Income    April 10, 2006 through January 19, 2009     Option 1
Benefit (v.2)                                        On or after January 20, 2009                Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    October 6, 2008 through January 19, 2009    Option 2
Benefit (v.3)                                        On or after January 20, 2009                Option 3
i4LIFE (Reg. TM) Advantage with Guaranteed Income    On or after November 15, 2010               Option 3
Benefit (v.4)

Investment Requirements - Option 1

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts") (Note: not all subaccounts are available with all contracts):
 o Global Discovery
 o Global Growth
 o Global Growth and Income
 o Global Small Capitalization
 o High-Income Bond
 o International
 o International Growth and Income
 o New World

All other variable subaccounts will be referred to as "Non-Limited Subaccounts"
..

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%. If you are enrolled in portfolio rebalancing, the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of total contract value. If your current portfolio rebalancing does not adhere to this requirement, your portfolio rebalancing program will be terminated.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the American Funds Cash Management subaccount. We reserve the right to designate a different investment option other than the American Funds Cash Management subaccount as the default investment option should there be no contract value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move subaccounts on or off the Limited Subaccount list, exclude subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.

Investment Requirements - Option 2

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the American Funds Cash Management subaccount as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional purchase payments or to future transfers of contract value. You will not be required to change allocations to existing subaccounts, but you will not be allowed to add money, by either an additional purchase payment or a contract transfer, in excess of the new percentage applicable to a subaccount or subaccount group. This does not apply to subaccounts added to Investment Requirements on or after June 30, 2009.

4. for subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.


At this time, the subaccount groups are as follows:



Group 1                                              Group 2
Investments must be at least 25% of contract value   Investments cannot exceed 75% of contract value or
or Account Value                                     Account Value
---------------------------------------------------- --------------------------------------------------------
1. Bond                                              All other investment options except as discussed below.
2. Global Bond
3. High-Income Bond
4. Mortgage FundSM
5. U.S. Government/AAA-Rated Securities
Group 3
Investments cannot exceed 10% of contract value or
Account Value
----------------------------------------------------
No subaccounts at this time.

To satisfy these Investment Requirements, you may allocate 100% of your contract value among the subaccounts on the following list; however, if you allocate less than 100% of contract value to or among these subaccounts, then these subaccounts will be considered as part of Group 1 or 2 above, as applicable, and you will be subject to the Group 1 or 2 restrictions. The fixed account is only available for dollar cost averaging.

 o Asset Allocation Fund
 o Bond Fund
 o Global Balanced FundSM
 o Global Bond Fund
 o High-Income Bond Fund
 o Mortgage FundSM

 o U.S. Government/AAA-Rated Securities Fund
 o LVIP American Balanced Allocation Fund
 o LVIP American Growth Allocation Fund
 o LVIP American Income Allocation Fund
 o LVIP Protected American Balanced Allocation Fund
 o LVIP Protected American Growth Allocation Fund

To satisfy these Investment Requirements, contract value may be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. At this time, 100% of the contract value can be allocated to one of the following models: American Legacy Fundamental Growth and Income Model, American Legacy Fundamental Equity Growth Model, American Legacy Fundamental Balanced Model, or American Legacy Fundamental Income Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1 or Group 2 subaccounts as described above.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the Asset Allocation Fund (a subaccount) or the LVIP American Income Allocation Fund, or to one of these asset allocation models: the American Legacy Fundamental Balanced Model or the American Legacy Fundamental Income Model.


Investment Requirements - Option 3

If you elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds or i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds, you must allocate 100% of your contract value among one or more of the following subaccounts only: LVIP Protected American Balanced Allocation Fund and LVIP Protected American Growth Allocation Fund. You must hold the rider for a minimum period of time after election (the minimum time is specified under the Termination section of each rider). During this time, you will be required to adhere to the Investment Requirements. After this time, failure to adhere to the Investment Requirements will result in termination of the rider. See the Termination section applicable to your rider for more information.

For all other Living Benefit riders, you can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Any reallocation of contract value among the subaccounts made by you prior to a rebalancing date will become your allocation instructions for rebalancing purposes. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements, then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the American Funds Cash Management subaccount as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time, in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.



At this time, the subaccount groups are as follows:

Group 1                                              Group 2
Investments must be at least 30% of contract value   Investments cannot exceed 70% of contract value or
or Account Value                                     Account Value
---------------------------------------------------- --------------------------------------------------------
1. Bond Fund                                         All other investment options except as discussed below.
2. Global Bond Fund
3. Mortgage FundSM
4. U.S. Government/AAA-Rated Securities
Group 3
Investments cannot exceed 10% of contract value or
Account Value
----------------------------------------------------
No subaccounts at this time.

To satisfy these Investment Requirements, you may allocate 100% of your contract value among the funds listed below, as an alternative. If you allocate less than 100% of contract value or Account Value under i4LIFE (Reg. TM) Advantage to or among these funds, then the funds listed below that are also listed in Group 1 will be subject to Group 1 restrictions.* Any remaining funds listed below that are not listed in Group 1 will fall into Group 2 and will be subject to Group 2 restrictions. The fixed account is only available for dollar cost averaging.

 o Asset Allocation Fund
 o Bond Fund*
 o Global Balanced FundSM
 o Global Bond Fund*
 o Mortgage FundSM*
 o U.S. Government/AAA-Rated Securities Fund*

 o LVIP American Balanced Allocation Fund
 o LVIP American Growth Allocation Fund
 o LVIP American Income Allocation Fund
 o LVIP Protected American Balanced Allocation Fund
 o LVIP Protected American Growth Allocation Fund

To satisfy these Investment Requirements, contract value may be allocated in accordance with certain asset allocation models (depending on when you purchased your contract) made available to you by your broker dealer. If so, currently 100% of the contract value can be allocated to one of the following models: American Legacy Fundamental Equity Growth Model, American Legacy Fundamental Balanced Model, or American Legacy Fundamental Income Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1 or Group 2 subaccounts as described above. These models will not be available for contracts purchased on or after November 15, 2010.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP American Income Allocation Fund subaccount or the American Legacy Fundamental Income Model. The models will not be available for contracts purchased on or after November 15, 2010.


Living Benefit Riders

The optional Living Benefit riders offered under this variable annuity contract
- Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage - are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln Lifetime IncomeSM Advantage, and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum annuity payout (i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage). You may not elect more than one Living Benefit rider at a time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements (unless you elect i4LIFE (Reg. TM) Advantage without the Guaranteed Income Benefit).

The overview chart provided as an appendix to this prospectus provides a brief description and comparison of each Living Benefit rider. Excess Withdrawals under certain Living Benefit riders may result in a reduction or premature termination of those benefits or of those riders. If you are not certain how an Excess Withdrawal will reduce your future guaranteed amounts, you should contact either your registered representative or us prior to requesting a withdrawal to find out what, if any, impact the Excess Withdrawal will have on any guarantees under the Living Benefit rider. Terms and conditions may change after the contract is purchased.

The benefits and features of the optional Living Benefit riders are separate and distinct from the downside protection strategies that may be employed by the funds offered under this contract. The riders do not guarantee the investment results of the funds.

Lincoln Lifetime IncomeSM Advantage 2.0

The Lincoln Lifetime IncomeSM Advantage 2.0 is a Living Benefit rider available for purchase in your contract that provides:
 o Guaranteed lifetime periodic withdrawals for you (and your spouse if the joint option is selected) up to the Guaranteed Annual Income amount which is based upon a guaranteed Income Base (a value equal to either your initial purchase payment or contract value, if elected after the contract's effective date);
 o A 5% Enhancement to the Income Base (less purchase payments received in that year) if greater than an Automatic Annual Step-up so long as no withdrawals are made in that year and the rider is within the Enhancement Period;
 o Automatic Annual Step-ups of the Income Base to the contract value if the contract value is equal to or greater than the Income Base after the 5% Enhancement;
 o Age-based increases to the Guaranteed Annual Income amount (after reaching a higher age-band and after an Automatic Annual Step-up).
 o An optional feature, Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, if elected, that provides a higher Guaranteed Annual Income percentage if you adhere to additional Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds will be available for election on or about May 21, 2012.

All terms that apply to Lincoln Lifetime IncomeSM Advantage 2.0 apply to Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds except as noted.

Please note any withdrawals made prior to age 55 or that exceed the Guaranteed Annual Income amount or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base as well as your Guaranteed Annual Income amount by an amount greater than the dollar amount of the Excess Withdrawal and will terminate the rider if the Income Base is reduced to zero.

In order to purchase Lincoln Lifetime IncomeSM Advantage 2.0 the purchase payment or contract value (if purchased after the contract is issued) must be at least $25,000. This rider provides guaranteed, periodic withdrawals for your life as contractowner/annuitant (single life option) or for the lives you as contractowner/annuitant and your spouse as joint owner (joint life option). The contractowner, annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the contractowner), including any sale or assignment of the contract as collateral. An Income Base is used to calculate the Guaranteed Annual Income payment from your contract, but is not available as a separate benefit upon death or surrender. The Income Base is equal to the initial purchase payment (or contract value if elected after contract issue), increased by subsequent purchase payments, Automatic Annual Step-ups and 5% Enhancements, and decreased by Excess Withdrawals in accordance with the provisions set forth below. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. No additional purchase payments are allowed if the contract value decreases to zero for any reason. No additional purchase payments are allowed after the Nursing Home Enhancement is requested and approved by us (described later in this prospectus).

This rider provides for guaranteed, periodic withdrawals up to the Guaranteed Annual Income amount commencing after the younger of you or your spouse (joint life option) reach age 55. The Guaranteed Annual Income payments are based upon specified percentages of the Income Base. The specified withdrawal percentages of the Income Base are age based and may increase over time. With the single life option, you may receive Guaranteed Annual Income payments for your lifetime. If you purchase the joint life option, Guaranteed Annual Income amounts for the lifetimes of you and your spouse will be available.

Withdrawals in excess of the Guaranteed Annual Income amount or that are made prior to age 55 or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person) (Excess Withdrawals) may significantly reduce your Income Base and your Guaranteed Annual Income payments by an amount greater than the dollar amount of the Excess Withdrawal and may terminate the rider and the contract if the Income Base is reduced to zero. Withdrawals will also negatively impact the availability of the 5% Enhancement. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. These options are discussed below in detail.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage 2.0 and these other riders is included later in this discussion. Not all riders will be available at all times. You may consider purchasing the Lincoln Lifetime IncomeSM Advantage 2.0 if you want a guaranteed lifetime income payment that may grow as you get older and may increase through the Automatic Annual Step-up or 5% Enhancement. The cost of the Lincoln Lifetime IncomeSM Advantage 2.0 may be higher than other Living Benefit riders that you may purchase in your contract. The age at which you may start receiving the Guaranteed Annual Income amount may be different than the ages that you may receive guaranteed payments under other riders.

Availability. The Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds is available for purchase with new and existing nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The contractowner/annuitant as well as the spouse under the joint life option must be under age 86 at the time this rider is elected. You cannot elect the rider and any other living benefit rider offered in your contract at the same time (Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage). You may not elect the rider if you have also elected i4LIFE (Reg. TM) Advantage or Lincoln SmartIncomeSM Inflation, which are annuity payout options. You must wait at least 12 months after terminating your Living Benefit rider or any other living benefits we may offer in the future before electing Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage Plus, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage and Annuity Payouts - Lincoln SmartIncomeSM Inflation for more information. There is no guarantee that the Lincoln Lifetime IncomeSM Advantage 2.0 will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time.

If you purchased Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012, you are not eligible to purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds as there would be no additional benefit to you.

If you are an existing contractowner and have elected a Living Benefit rider (other than Lincoln Lifetime IncomeSM Advantage 2.0) and wish to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will have a transition period of 30 days prior to or after your first Benefit Year Anniversary after Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds became available in your state to terminate your current Living Benefit rider and elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. Outside of the transition period, you must first terminate your existing Living Benefit rider, subject to the termination rules, before you will be able to elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. For further information on termination rules, see the "Termination" section associated with your Living Benefit rider. In all cases, by terminating your existing Living Benefit rider, you will no longer be entitled to any of the benefits that have accrued under that rider.

If you purchase the Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be limited in your ability to invest within the subaccounts offered within your contract. You will be required to adhere to Investment Requirements - Option 3.

If you purchase Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds, you will be subject to additional Investment Requirements as set forth in the Investment Requirements section of this prospectus. In addition, the fixed account is not available except for use with dollar cost averaging. See the Investment Requirements section in this prospectus for more information.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Income Base. The Income Base is a value used to calculate your Guaranteed Annual Income amount. The Income Base is not available to you as a lump sum withdrawal or a death benefit. The initial Income Base varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Income Base will equal your initial purchase payment. If you elect the rider after we issue the contract, the initial Income Base will equal the contract value on the effective date of the rider. The maximum Income Base is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) in which you (and/or spouse if joint life option) are the covered lives. See The Contracts - Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage and Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments automatically increase the Income Base by the amount of the purchase payment (not to exceed the maximum Income Base); for example, a $10,000 additional purchase payment will increase the Income Base by $10,000. After the first anniversary of the rider effective date, cumulative additional purchase payments into the contract will be limited to an amount equal to $100,000 without Home Office approval. If we grant approval to exceed the $100,000 additional purchase payment restriction, the charge will change to the then current charge in effect on the next Benefit Year anniversary. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

Excess Withdrawals reduce the Income Base as discussed below. Withdrawals less than or equal to the Guaranteed Annual Income amount will not reduce the Income Base.

Since the charge for the rider is based on the Income Base, the cost of the rider increases when additional purchase payments, Automatic Annual Step-ups and 5% Enhancements are made, and the cost decreases as Excess Withdrawals are made because these transactions all adjust the Income Base. In addition, the percentage charge may change when Automatic Annual Step-ups or 5% Enhancements occur as discussed below or additional purchase payments occur. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

5% Enhancement. On each Benefit Year anniversary, the Income Base, minus purchase payments received in that year, will be increased by 5% if the contract owner/annuitant (as well as the spouse if the joint life option is in effect) are under age 86, if there were no withdrawals in that year and the rider is within the Enhancement Period. The Enhancement Period is a 10-year period that begins on the effective date of the rider. A new Enhancement Period begins immediately following an Automatic Annual Step-up. If during any Enhancement Period there are no Automatic Annual Step-ups, the 5% Enhancements will stop at the end of the Enhancement Period and will not restart until the next Benefit Year anniversary following the Benefit Year anniversary upon which an Automatic Annual Step-up occurs. Any purchase payment made after the initial purchase payment will be added immediately to the Income Base and will result in an increased Guaranteed Annual Income amount but must be invested in the contract at least one Benefit Year before it will be used in calculating the 5% Enhancement. Any purchase payments made within the first 90 days after the effective date of the rider will be included in the Income Base for purposes of calculating the 5% Enhancement on the first Benefit Year anniversary.

If you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage 2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year Anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. In order to be eligible to receive further 5% Enhancements the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) must still be living and be under age 86.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Guaranteed Annual Income payment. A 5% Enhancement will occur in subsequent years only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.


The following is an example of the impact of the 5% Enhancement on the Income Base (assuming no withdrawals):

Initial purchase payment = $100,000; Income Base = $100,000

Additional purchase payment on day 30 = $15,000; Income Base = $115,000

Additional purchase payment on day 95 = $10,000; Income Base = $125,000

On the first Benefit Year Anniversary, the Income Base will not be less than $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years (the Enhancement Period) from the effective date of the rider. A new Enhancement Period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Income Base, you will not receive the 5% Enhancement. If the Automatic Annual Step-up and the 5% Enhancement increase the Income Base to the same amount then you will receive the Automatic Annual Step-up. The 5% Enhancement or the Automatic Annual Step-up cannot increase the Income Base above the maximum Income Base of $10,000,000.

You will not receive the 5% Enhancement on any Benefit Year anniversary in which there is a withdrawal, including a Guaranteed Annual Income payment from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no further withdrawals are made from the contract and the rider is within the Enhancement Period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawal Amount section below.

If during the first 10 Benefit Years your Income Base is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change on the Benefit Year anniversary. However, the amount you pay for the rider will increase since the charge for the rider is based on the Income Base. After the 10th Benefit Year anniversary the annual rider percentage charge may increase to the current charge each year if the Income Base increases as a result of the 5% Enhancement, but the charge will never exceed the guaranteed maximum annual percentage charge of 2.00%. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

If your percentage charge for this rider is increased due to a 5% Enhancement that occurs after the 10th Benefit Year anniversary, you may opt-out of the 5% Enhancement by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular 5% Enhancement. You will need to notify us each time thereafter (if an Enhancement would cause your percentage charge to increase) if you do not want the 5% Enhancement. You may not opt-out of the 5% Enhancement if the current charge for the rider increases due to additional purchase payment made during that Benefit Year that exceeds the $100,000 purchase payment restriction after the first Benefit Year. See Income Base section for more details.

Automatic Annual Step-ups of the Income Base. The Income Base will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) are still living and under age 86; and

   b. the contract value on that Benefit Year anniversary, after the deduction of any withdrawals (including surrender charges, the rider charge and account fee), plus any purchase payments made on that date is equal to or greater than the Income Base after the 5% Enhancement (if any).

Each time the Income Base is stepped up to the current contract value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Rider Charges - Lincoln Lifetime IncomeSM Advantage 2.0 Charge.

Each time the Automatic Annual Step-up occurs a new Enhancement Period starts. The Automatic Annual Step-up is available even in those years when a withdrawal has occurred.

If your percentage charge for this rider is increased upon an Automatic Annual Step-up, you may opt-out of the Automatic Annual Step-up by giving us notice in writing within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt-out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. As stated above, if you decline an Automatic Annual Step-up during the first 10 Benefit Years, you will continue to be eligible for the 5% Enhancements through the end of the current Enhancement Period, but the Lincoln Lifetime IncomeSM Advantage
2.0 charge could increase to the then current charge at the time of any 5% Enhancements after the 10th Benefit Year anniversary. You will have the option to opt out of the Enhancements after the 10th Benefit Year. See the earlier Income Base section. You may not opt-out of the Automatic Annual Step-up if an additional purchase payment made during that Benefit Year caused the charge for the rider to increase to the current charge.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments):



                                                                 Income Base with                 Potential for Charge
                                                Contract Value    5% Enhancement    Income Base        to Change
                                               ---------------- ------------------ ------------- ---------------------
         Initial Purchase Payment $50,000 .         $50,000            N/A            $50,000             N/A
         1st Benefit Year Anniversary.........      $54,000           $52,500         $54,000             Yes
         2nd Benefit Year Anniversary.........      $53,900           $56,700         $56,700             No
         3rd Benefit Year Anniversary.........      $56,000           $59,535         $59,535             No
         4th Benefit Year Anniversary.........      $64,000           $62,512         $64,000             Yes

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Income Base to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535). An Automatic Annual Step-up cannot increase the Income Base beyond the maximum Income Base of $10,000,000.

Withdrawal Amount. You may make periodic withdrawals up to the Guaranteed Annual Income amount each Benefit Year for your (contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option) as long as your Guaranteed Annual Income amount is greater than zero. You may start taking Guaranteed Annual Income withdrawals when you (single life option) or the younger of you and your spouse (joint life option) turns age 55.


The initial Guaranteed Annual Income amount is calculated when you purchase the rider. If you (or younger of you and your spouse if the joint life option is elected) are under age 55 at the time the rider is elected the initial Guaranteed Annual Income amount will be zero. If you (or the younger of you and your spouse if the joint life option is elected) are age 55 or older at the time the rider is elected the initial Guaranteed Annual Income amount will be equal to a specified percentage of the Income Base. The specified percentage of the Income Base will be based on your age (or younger of you and your spouse if the joint life option is elected). Upon your first withdrawal the Guaranteed Annual Income percentage is based on your age (single life option) or the younger of you and your spouse's age (joint life option) at the time of the withdrawal. For example, if you purchase the Lincoln Lifetime IncomeSM Advantage 2.0 rider at age 60 (single life option), your Guaranteed Annual Income percentage is 4%. If you waited until you were age 70 (single life option) to make your first withdrawal your Guaranteed Annual Income percentage would be 5%. During the first Benefit Year the Guaranteed Annual Income amount is calculated using the Income Base as of the effective date of the rider (including any purchase payments made within the first 90 days after the effective date of the rider). After the first Benefit Year anniversary we will use the Income Base calculated on the most recent Benefit Year anniversary for calculating the Guaranteed Annual Income amount. After your first withdrawal the Guaranteed Annual Income amount percentage will only increase on a Benefit Year Anniversary on or after you have reached an applicable higher age band and after there has also been an Automatic Annual Step-up. If you have reached an applicable age band and there has not also been a subsequent Automatic Annual Step-up, then the Guaranteed Annual Income amount percentage will not increase until the next Automatic Annual Step-up occurs. If you do not withdraw the entire Guaranteed Annual Income amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

Guaranteed Annual Income Percentages by Ages for Lincoln Lifetime IncomeSM Advantage 2.0 elections on or after May 21, 2012:

                               Guaranteed                        Age (Joint Life              Guaranteed Annual Income
Age (Single                    Annual Income amount              Option - younger of          amount percentage
Life Option)                   percentage (Single Life Option)   you and your spouse's age)   (Joint Life Option)
------------------------------ --------------------------------- ---------------------------- --------------------------
At Least 55 and under 59 1/2                3.50%                           55-64                       3.50%
59 1/2 -64                                  4.00%                           65-69                       4.50%
65-69                                       4.50%                              70+                      5.00%
70+                                         5.00%

Guaranteed Annual Income Percentages by Ages for Lincoln Lifetime IncomeSM Advantage 2.0 elections prior to May 21, 2012:

                               Guaranteed                        Age (Joint Life              Guaranteed Annual Income
Age (Single                    Annual Income amount              Option - younger of          amount percentage
Life Option)                   percentage (Single Life Option)   you and your spouse's age)   (Joint Life Option)
------------------------------ --------------------------------- ---------------------------- -------------------------
At Least 55 and under 59 1/2                4.00%                           55-64             4.00%
59 1/2+                                     5.00%                              65+            5.00%

Guaranteed Annual Income Percentages by Ages for Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds :

                               Guaranteed                        Age (Joint Life              Guaranteed Annual Income
Age (Single                    Annual Income amount              Option - younger of          amount percentage
Life Option)                   percentage (Single Life Option)   you and your spouse's age)   (Joint Life Option)
------------------------------ --------------------------------- ---------------------------- -------------------------
At Least 55 and under 59 1/2                4.00%                           55-64             4.00%
59 1/2 +                                    5.00%                              65+            5.00%

If your contract value is reduced to zero because of market performance or rider charges, withdrawals equal to the Guaranteed Annual Income amount will continue automatically for your life (and your spouse's life if applicable) under the Guaranteed Annual Income Amount Annuity Payout Option. You may not withdraw the remaining Income Base in a lump sum. You will not be entitled to the Guaranteed Annual Income amount if the Income Base is reduced to zero as a result of an Excess Withdrawal. If the Income Base is reduced to zero due to an Excess Withdrawal the rider and contract will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Withdrawals equal to or less than the Guaranteed Annual Income amount will not reduce the Income Base. All withdrawals you make will decrease the contract value. Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount.

The following example shows the calculation of the Guaranteed Annual Income amount for Lincoln Lifetime IncomeSM Advantage 2.0 and how withdrawals less than or equal to the Guaranteed Annual Income amount affect the Income Base and the contract value. The contractowner is age 60 (4% Guaranteed Annual Income percentage for single life option) on the rider's effective date, and makes an initial purchase payment of $200,000 into the contract:



         Contract value on the rider's effective date                 $200,000
         Income Base on the rider's effective date                    $200,000
         Initial Guaranteed Annual Income amount on the rider's       $  8,000
         effective date ($200,000 x 4%)
         Contract value six months after rider's effective date       $210,000
         Income Base six months after rider's effective date          $200,000
         Withdrawal six months after rider's effective date when      $  8,000
         contractowner is still age 60
         Contract value after withdrawal ($210,000 - $8,000)          $202,000
         Income Base after withdrawal ($200,000 - $0)                 $200,000
         Contract value on first Benefit Year anniversary             $205,000
         Income Base on first Benefit Year anniversary                $205,000
         Guaranteed Annual Income amount on first Benefit Year        $  8,200
         anniversary ($205,000 x 4%)

Since there was a withdrawal during the first year the 5% Enhancement is not available but the Automatic Annual Step-up was available and increased the Income Base to the contract value of $205,000. On the first anniversary of the rider's effective date the Guaranteed Annual Income amount is $8,200 (4% x $205,000).

Purchase payments added to the contract subsequent to the initial purchase payment will increase the Guaranteed Annual Income amount by an amount equal to the applicable Guaranteed Annual Income amount percentage multiplied by the amount of the subsequent purchase payment. For example, assuming a contractowner is age 60 (single life option), if the Guaranteed Annual Income amount of $2,000 (4% of $50,000 Income Base) is in effect and an additional purchase payment of $10,000 is made, the new Guaranteed Annual Income amount that Benefit Year is $2,400 ($2,000 + 4% of $10,000). The Guaranteed Annual Income payment amount will be recalculated immediately after a purchase payment is added to the contract.

Cumulative additional purchase payments into the contract that exceed $100,000 after the first anniversary of the rider effective date must receive Home Office approval. Additional purchase payments will not be allowed if the contract value is zero. No additional purchase payments are allowed after the Nursing Home Enhancement is requested and approved by us (described below).

5% Enhancements and Automatic Annual Step-ups will increase the Income Base and thus the Guaranteed Annual Income amount. The Guaranteed Annual Income amount after the Income Base is adjusted either by a 5% Enhancement or an Automatic Annual Step-up will be equal to the adjusted Income Base multiplied by the applicable Guaranteed Annual Income percentage.

Nursing Home Enhancement. (The Nursing Home Enhancement is not available in certain states. Please check with your registered representative.) The Guaranteed Annual Income amount will be increased to 10%, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 65 or older or the youngest of the contractowner and spouse is age 65 or older (joint life option), and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider, the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. For the joint life option if both spouses qualify, the Nursing Home Enhancement is available for either spouse, but not both spouses. If no withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available when the contractowner/annuitant is age 65 or the youngest of the contractowner and spouse is age 65 (joint life option). If a withdrawal has been taken since the rider's effective date, the Nursing Home Enhancement will be available on the next Benefit Year anniversary after the contractowner/annuitant is age 65 or the youngest of the contractowner and spouse is age 65 (joint life option). You may request the Nursing Home Enhancement by filling out a request form provided by us. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive starting after the next Benefit Year anniversary. Any withdrawals made prior to the entrance into a nursing home and during the Benefit Year that the Nursing Home Enhancement commences, will reduce the amount available that year for the Nursing Home Enhancement. Purchase payments may not be made into the contract after a request for the Nursing Home Enhancement is approved by us and any purchase payments made either in the 12 months prior to entering the nursing home or while you are residing in a nursing home will not be included in the calculation of the Nursing Home Enhancement. The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. The admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States. The remaining references to the Guaranteed Annual Income amount also include the Nursing Home Enhancement amount.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Guaranteed Annual Income amount at the time of the withdrawal or are withdrawals made prior to age 55 (younger of you or your spouse for joint life) or that are not payable to the original contractowner or original contractowner's bank account (or to the original annuitant or the original annuitant's bank account, if the owner is a non-natural person).

When an Excess Withdrawal occurs:

   1. The Income Base is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Income Base could be more than the dollar amount of the withdrawal; and

   2. The Guaranteed Annual Income amount will be recalculated to equal the applicable Guaranteed Annual Income amount percentage multiplied by the new (reduced) Income Base (after the pro rata reduction for the Excess Withdrawal).

We will provide you with quarterly statements that will include the Guaranteed Annual Income amount (as adjusted for Guaranteed Annual Income amount payments, Excess Withdrawals and additional purchase payments) available to you for the Benefit Year, if applicable, in order for you to determine whether a withdrawal may be an Excess Withdrawal. We encourage you to either consult with your registered representative or call us at the number provided on the front page of this prospectus if you have questions about Excess Withdrawals.

The following example demonstrates the impact of an Excess Withdrawal on the Income Base, the Guaranteed Annual Income amount and the contract value. The contractowner who is age 60 (single life option) makes a $12,000 withdrawal which causes a $12,915.19 reduction in the Income Base.

Prior to Excess Withdrawal:
Contract value = $60,000
Income Base = $85,000
Guaranteed Annual Income amount = $3,400 (4% of the Income Base of $85,000)

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After a $12,000 Withdrawal ($3,400 is within the Guaranteed Annual Income amount, $8,600 is the Excess Withdrawal):
The contract value is reduced by the amount of the Guaranteed Annual Income amount of $3,400 and the Income Base is not reduced:

Contract value = $56,600 ($60,000 - $3,400)
Income Base = $85,000

The contract value is also reduced by the $8,600 Excess Withdrawal and the Income Base is reduced by 15.19435%, the same proportion that the Excess Withdrawal reduced the $56,600 contract value ($8,600 - $56,600)

Contract value = $48,000 ($56,600 - $8,600)
Income Base = $72,084.81 ($85,000 x 15.19435% = $12,915.19; $85,000 -
$12,915.19 = $72,084.81)
Guaranteed Annual Income amount = $2,883.39 (4% of $72,084.81 Income Base)

On the following Benefit Year anniversary:

Contract value = $43,000
Income Base = $72,084.81
Guaranteed Annual Income amount = $2,883.39 (4% x $72,084.81)

In a declining market, Excess Withdrawals may significantly reduce your Income Base as well as your Guaranteed Annual Income amount. If the Income Base is reduced to zero due to an Excess Withdrawal the rider will terminate. If the contract value is reduced to zero due to an Excess Withdrawal the rider and contract will terminate.

Surrender charges are waived on cumulative withdrawals less than or equal to the Guaranteed Annual Income amount. Excess Withdrawals will be subject to surrender charges unless one of the waivers of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $3,400 Guaranteed Annual Income amount is not subject to surrender charges; the $8,600 Excess Withdrawal may be subject to surrender charges according to the surrender charge schedule in this prospectus. See Charges and Other Deductions - Surrender Charge.

Withdrawals from IRA contracts will be treated as within the Guaranteed Annual Income amount (even if they exceed the Guaranteed Annual Income amount) only if the withdrawals are taken as systematic monthly or quarterly installments of the amount needed to satisfy the required minimum distribution (RMD) rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within the Benefit Year (except as described in the next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Guaranteed Annual Income amount, an additional amount up to the Guaranteed Annual Income amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Guaranteed Annual Income amount, including amounts attributable to RMDs, will be treated as Excess Withdrawals.

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters for a discussion of the tax consequences of withdrawals.

Guaranteed Annual Income Amount Annuity Payout Option. If you are required to take annuity payments because you have reached the maturity date of the contract, you have the option of electing the Guaranteed Annual Income Amount Annuity Payout Option. If the contract value is reduced to zero and you have a remaining Income Base, you will receive the Guaranteed Annual Income Amount Annuity Payout Option. If you are receiving the Guaranteed Annual Income Amount Annuity Payout Option, the beneficiary may be eligible to receive final payment upon death of the single life or surviving joint life. To be eligible the death benefit option in effect immediately prior to the effective date of the Guaranteed Annual Income Amount Annuity Payout Option must be one of the following death benefits: the Guarantee of Principal Death benefit, the EGMDB or the EEB rider. If the Account Value death benefit option is in effect, the beneficiary will not be eligible to receive the final payment(s).

The Guaranteed Annual Income Amount Annuity Payout Option is an annuity payout option which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Guaranteed Annual Income amount for life (this option is different from other annuity payout options, including i4LIFE (Reg.
TM) Advantage, which are based on your contract value). Contractowners may decide to choose the Guaranteed Annual Income Amount Annuity Payout Option over i4LIFE (Reg. TM) Advantage if they feel this may provide a higher final payment option over time and they may place more importance on this over access to the Account Value. Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Guaranteed Annual Income amount for your life or the life of you and your spouse for the joint life option.

The final payment is a one-time lump-sum payment. If the effective date of the rider is the same as the effective date of the contract the final payment will be equal to the sum of all purchase payments, decreased by withdrawals. If the effective date of the rider is after


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

the effective date of the contract the final payment will be equal to the contract value on the effective date of the rider, increased for purchase payments received after the rider effective date and decreased by withdrawals. Excess Withdrawals reduce the final payment in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Guaranteed Annual Income amount and payments under the Guaranteed Annual Income Amount Annuity Payout Option will reduce the final payment dollar for dollar.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage 2.0 has no provision for a payout of the Income Base or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described earlier in this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage 2.0 does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death). If the beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage 2.0 if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Income Base.

Upon the first death under the joint life option, the lifetime payout of the Guaranteed Annual Income amount will continue for the life of the surviving spouse. The 5% Enhancement and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage 2.0 will end and no further Guaranteed Annual Income amounts are available (even if there was an Income Base in effect at the time of the death).

As an alternative, after the first death, the surviving spouse if under age 86 may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. In deciding whether to make this change, the surviving spouse should consider whether the change will cause the Income Base and the Guaranteed Annual Income amount to decrease.

Termination. After the fifth anniversary of the effective date of the rider, the contractowner may terminate the rider by notifying us in writing of the request to terminate or by failing to adhere to Investment Requirements. Lincoln Lifetime IncomeSM Advantage 2.0 will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Annual Income Amount Annuity Payout Option will continue if applicable); or

 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Guaranteed Annual Income amount or contract value is reduced to zero due to an Excess Withdrawal;
 o upon surrender of the contract; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Income Base. Upon effective termination of this rider, the benefits and charges within this rider will terminate. If you terminate the rider, you must wait one year before you can re-elect any Living Benefit rider or any other living benefits we may offer in the future.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage 2.0 and the Lincoln SmartSecurity (Reg. TM) Advantage (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage 2.0 has the opportunity to provide a higher Income Base than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because of the 5% Enhancement or Automatic Annual Step-up. You should compare the annual income percentage available under each rider. The Income Base for Lincoln Lifetime IncomeSM Advantage 2.0 may also be higher than the Guaranteed Amount under Lincoln SmartSecurity (Reg. TM) Advantage because withdrawals equal to or less than the Guaranteed Annual Income amount do not reduce the Income Base whereas withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage reduce the Guaranteed Amount. Lincoln Lifetime IncomeSM Advantage 2.0 also provides the potential for lifetime withdrawals from an earlier age (rather than age 65 with the Lincoln SmartSecurity (Reg. TM) Advantage). However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage 2.0 is higher and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement and after the 10th Benefit Year anniversary upon a 5% Enhancement. In addition, the guaranteed maximum charge is higher for Lincoln Lifetime IncomeSM Advantage 2.0. Since the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base is not reduced by withdrawals that are less than or equal to the Guaranteed Annual Income amount, the charge, which is applied against the Income Base will not be reduced. Whereas with Lincoln SmartSecurity (Reg. TM) Advantage, withdrawals reduce the Guaranteed Amount against which the Lincoln SmartSecurity (Reg. TM) Advantage charge is applied. In addition, the Lincoln SmartSecurity (Reg. TM) Advantage provides that guaranteed Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage 2.0 does not offer this feature.

i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) for purchasers who previously purchased Lincoln Lifetime IncomeSM Advantage 2.0. i4LIFE (Reg. TM) Advantage is an optional annuity payout rider that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for election at the time you elect i4LIFE (Reg. TM) Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage 2.0 in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect i4LIFE (Reg.
TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale as long as the election occurs prior to the Annuity Commencement Date. Contractowners are also guaranteed that the Guaranteed Income Benefit percentage and Access Period requirements will be at least as favorable as those in effect at the time they purchase Lincoln Lifetime IncomeSM Advantage 2.0. If the decision to drop Lincoln Lifetime IncomeSM Advantage 2.0 is made, the contractowner can use the greater of the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up (or inception date) or the Account Value immediately prior to electing i4LIFE (Reg. TM) Advantage to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). This decision must be made by the maximum age to elect i4LIFE (Reg. TM) Advantage, which is age 95 for nonqualified contracts and age 80 for qualified contracts. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012, who have waited until after the 5th Benefit Year anniversary may elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit until age 99 for nonqualified contracts and age 85 for qualified contracts.

If you choose to drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the single life option, you must purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) single life option. If you drop the Lincoln Lifetime IncomeSM Advantage 2.0 and have the joint life option, you must purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) joint life option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. The minimum length of the i4LIFE (Reg. TM) Advantage Access Period will vary based upon when you purchased your Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds rider and how long the rider was in effect before you decided to purchase i4LIFE (Reg. TM) Advantage. These requirements are specifically listed in the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit section of this prospectus under Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments.

For nonqualified contracts, the contractowner must elect the levelized option for Regular Income Payments. While i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is in effect, the contractowner cannot change the payment mode elected or decrease the length of the Access Period.

When deciding whether to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) you should consider that depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Guaranteed Annual Income amounts under Lincoln Lifetime IncomeSM Advantage
2.0. You should consider electing i4LIFE (Reg. TM) Advantage when you are ready to immediately start receiving i4LIFE (Reg. TM) Advantage payments whereas with Lincoln Lifetime IncomeSM Advantage 2.0 you may defer taking withdrawals until a later date. Payments from a nonqualified contract that a person receives under the i4LIFE (Reg. TM) Advantage rider are treated as "amounts received as an annuity" under section 72 of the Internal Revenue Code because the payments occur after the annuity starting date. These payments are subject to an "exclusion ratio" as provided in section 72(b) of the Code, which means a portion of each annuity payout is treated as income (taxable at ordinary income tax rates), and the remainder is treated as a nontaxable return of purchase payments. In contrast, withdrawals under Lincoln Lifetime IncomeSM Advantage
2.0 are not treated as amounts received as an annuity because they occur prior to the annuity starting date. As a result, such withdrawals are treated first as a return of any existing gain in the contract (which is the measure of the extent to which the contract value exceeds purchase payments), and then as a nontaxable return of purchase payments.

The initial charge for i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) will be equal to the current annual rate in effect for your Lincoln Lifetime IncomeSM Advantage 2.0 rider. This charge is in addition to the mortality and expense risk and administrative charge for your base contract death benefit option. The charge is calculated based upon the greater of the value of the Income Base or contract value as of the last valuation date under Lincoln Lifetime IncomeSM Advantage 2.0 prior to election of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Access Period, this charge is deducted from the i4LIFE (Reg. TM) Advantage Account Value on a quarterly basis with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). During the Lifetime Income Period, this charge is deducted annually. The initial charge may increase annually upon a step-up of the Guaranteed Income Benefit by an amount equal to the prior charge rate (or initial charge rate if the first anniversary of the rider's effective date) multiplied by the percentage increase, if any, to the Guaranteed Income Benefit and the percentage increase if any to the Lincoln Lifetime IncomeSM Advantage 2.0 current charge. If an Excess Withdrawal occurs, the charge will decrease by the same percentage as the percentage change to the Account Value.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage 2.0, withdrawals less than or equal to the Guaranteed Annual Income will reduce the sum of all purchase payment amounts on a dollar for dollar basis for purposes of calculating the death benefit under the Guarantee of Principal Death Benefit. The same also applies to the the EGMDB or the EEB rider if the death benefit is based on the sum of all purchase payments, decreased by withdrawals. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract while this rider is in effect.

The following example demonstrates how a withdrawal will reduce the death benefit if both the EGMDB and the Lincoln Lifetime IncomeSM Advantage 2.0 are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:
Contract value before withdrawal $80,000
Guaranteed Annual Income amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:
   a) Contract value $80,000
   b) Sum of purchase payments $100,000
     c) Highest anniversary contract value $150,000
Withdrawal of $9,000 will impact the death benefit calculation as follows:
   a) $80,000 - $9,000 = $71,000 (Reduction $9,000)
   b) $100,000 - $5,000 = $95,000 (reduction by the amount of the Guaranteed Annual Income amount)

   ($95,000 - $5,067 = $89,932 [$95,000 times ($4,000/$75,000) = $5,067]
   Proportional reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875].
   The entire $9,000 withdrawal reduced the death benefit option proportionally. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage provides minimum, guaranteed, periodic withdrawals for your life as contractowner/ annuitant (single life option) or for the lives of you as contractowner/annuitant and your spouse as joint owner or primary beneficiary (joint life option) regardless of the investment performance of the contract, provided that certain conditions are met. The contractowner, annuitant or Secondary Life may not be changed while this rider is in effect (except if the Secondary Life assumes ownership of the contract upon death of the contractowner), including any sale or assignment of the contract as collateral. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract, but is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount (if applicable to your contract) and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason. The Lincoln Lifetime IncomeSM Advantage and Lincoln Lifetime IncomeSM Advantage Plus riders are no longer available for purchase as of December 31, 2010.

This rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the single life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the joint life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the single life option) or age 65 (for the joint life option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up (if applicable to your contract) and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your contract value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments made within 90 days of rider election) over your contract value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with the Lincoln Lifetime IncomeSM Advantage.

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By purchasing the Lincoln Lifetime IncomeSM Advantage rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you (and your spouse, if applicable) die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your (or your spouse's) death.

If the rider is elected at contract issue, then the rider will be effective on the contract's effective date. If the rider is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the rider. If you elect the rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment. If you elect the rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total guaranteed amounts under the Living Benefit riders from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if joint life option) are the covered life.

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:



         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up (if applicable to your contract) are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments received in that year, will be increased by 5% if the contractowner/annuitant (as well as the spouse if the joint life option is in effect) are under age 86 and the rider is within the 10 year period described below. Additional purchase payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment. Any purchase payments made within the first 90 days after the effective date of the rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Guaranteed Amount = $100,000

Additional purchase payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional purchase payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year Anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the rider. The 5% Enhancement will cease upon the death of the contractowner/annuitant or upon the death of the survivor of the contractowner or spouse (if joint life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the contract value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the rider is within the 10-year period as long as the contractowner/annuitant (single life option) is 591/2 or older or the contractowner and spouse (joint life option) are age 65 or older.

   b. If the contractowner/annuitant (single life option) is under age 591/2 or the contractowner or spouse (joint life option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the contract value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the rider will not change. However, the amount you pay for the rider will increase since the charge for the rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (single life option), or the contractowner and spouse (joint life option) are both still living and under age 86; and


   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the rider will be the current charge for the rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments and issue age above 591/2 (single life) or 65 (joint life):

                                                                              Potential for   Length of 5%
                                                                 Guaranteed     Charge to     Enhancement
                                                Contract Value     Amount         Change         Period
                                               ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         No              10
         1st Benefit Year Anniversary.........      $54,000        $54,000        Yes              10
         2nd Benefit Year Anniversary.........      $53,900        $56,700         No               9
         3rd Benefit Year Anniversary.........      $57,000        $59,535         No               8
         4th Benefit Year Anniversary.........      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. If you purchased Lincoln Lifetime IncomeSM Advantage on or after October 5, 2009, the 200% Step-up will not be available. For contractowners who purchased Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009 but before October 5, 2009, on the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (single life) or age 65 (joint life);

     2) an Excess Withdrawal (defined below) has occurred; or

   3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (single life) or the younger of you and your spouse (joint life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 55 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up (if applicable to your contract) cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (contractowner) lifetime (single life option) or the lifetimes of you and your spouse (joint life option)as long as you are at least age 591/2 (single life option) or you and your spouse are both at least age 65 (joint life option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under joint life option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 591/2 or older or the contractowner and spouse (joint life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the rider (36 months or more for contractowners who purchased this rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up (if applicable to your contract) will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if joint life option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (single life) or age 65 (joint life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments and the contractowner (single life) is older than 591/2 and the contractowner and spouse (joint life) are both older than 65):

                                                                 Guaranteed    Maximum Annual
                                                Contract Value     Amount     Withdrawal Amount
                                               ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         $2,500
         1st Benefit Year Anniversary.........      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary.........      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary.........      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary.........      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The contract value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 contract value ($7,000 / $55,000)

Contract value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the contractowner is age 591/2 (single life) or the contractowner and spouse (joint life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the contract value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the contract value occurs. This Automatic Annual Step-up will not occur until the contract value exceeds the Guaranteed Amount on a Benefit Year anniversary (see the 5% Enhancement section above); and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 purchase payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a contract value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your contract value equal to the excess of your initial Guaranteed Amount (plus any purchase payments made within 90 days of the rider effective date), over your current contract value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the contract value and the initial Guaranteed Amount (plus any purchase payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in contract value if any withdrawal is made, including Maximum Annual Withdrawal amounts or RMDs, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial purchase payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current contract value is $90,000; the contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option, you have limited investment options until the seventh Benefit Year anniversary as set forth in the Investment Requirements section of this prospectus. After the seventh Benefit Year anniversary, if your contract continues, you may invest in other subaccounts in your contract, subject to the Investment Requirements applicable to your purchase date of Lincoln Lifetime IncomeSM Advantage.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount, because you have reached the maturity date of the contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payout Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the joint life option.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon death of the single life or surviving joint life. To be eligible the death benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the beneficiary elects to continue the contract after the death of the single life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the joint life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the joint life option and purchase a new single life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the single life rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may terminate the joint life option and purchase a single life option, if available, (if the contractowner is under age 65) at the current rider charge and the terms in effect for new sales of the single life option.

After a divorce, the contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the seventh anniversary of the effective date of the rider, the contractowner may terminate the rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the contract value equal to the excess of your initial Guaranteed Amount over the contract value;
 o on the Annuity Commencement Date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o upon the death under the single life option or the death of the surviving spouse under the joint life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

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The termination will not result in any increase in contract value equal to the
Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can elect Lincoln Lifetime IncomeSM Advantage 2.0, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage or any other living benefits we may offer in the future. The one-year wait does not apply to the election of a new rider after the exercise (and resulting termination) of the Lincoln Lifetime IncomeSM Advantage Plus.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an annuity payout option, available for purchase at an additional charge, that provides periodic Regular Income Payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage since i4LIFE (Reg. TM) Advantage provides a different income stream. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the Annuity Commencement Date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the single life option or age 65 for joint life option, will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for single life or age 65 for joint life will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.

Lincoln Lifetime IncomeSM Advantage is no longer available for purchase.


Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up

The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase after January 16, 2009. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional 10-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life or joint life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

By purchasing this rider, you will be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage 2.0, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage 2.0 - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.

If the benefit is elected at contract issue, then the rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home Office), the rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the rider and starting with each anniversary of the rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a 10-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and


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

how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage
- 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined guaranteed amounts under the Living Benefit riders of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse, if joint owner, are the annuitant).

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the rider is based on the Guaranteed Amount, the cost of the rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the 10th Benefit Year if:

     a. the contractowner or joint owner is still living; and

   b. the contract value as of the valuation date, after the deduction of any withdrawals (including surrender charges and Interest Adjustments), the rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the 10th Benefit Year anniversary, you may initiate another 10-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the contract value or the current Guaranteed Amount if:

     a. each contractowner and annuitant is under age 81; and

     b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new 10-year period of step-ups will begin at the end of each prior 10-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):



                                                                  Guaranteed
                                                 Contract Value     Amount
         o Initial purchase payment $50,000          $50,000     $50,000
         o 1st Benefit Year Anniversary              $54,000     $54,000
         o 2nd Benefit Year Anniversary              $53,900     $54,000
         o 3rd Benefit Year Anniversary              $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next 10-year period of step-ups begin automatically after the prior 10-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new 10-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a 10-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

     a. the Maximum Annual Withdrawal amount immediately prior to the step-up;
or

     b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to the Interest Adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code
Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


     1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

     2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
    or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000

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

Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:

     1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
     2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
     3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a contract year) and an Interest Adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the Interest Adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the single life option) or for the lifetimes of you (contractowner) and your spouse (if the joint life option is purchased), as long as:

     1) No withdrawals are made before you (and your spouse if a joint life) are age 65; and

     2) An Excess Withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

   1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

   2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

     a. the contractowner (and spouse if applicable) is age 65;

 b. the contract is currently within a 10-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new 10-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and

     c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up single life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a 10-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless Excess Withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in this prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the single life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - single life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new single life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount; and 3) the cost of the single life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up - joint life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments over life expectancy, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the joint life option to the single life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the rider will become the current charge in effect for new purchases of the single life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the single life option is less than the cost of the joint life option.


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

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments over life expectancy (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a joint life option to a single life option (if the contractowner is under age 81) at the current rider charge for new sales of the single life option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the joint life option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the rider up to and including the date the new spouse is added to the rider.

Termination. After the later of the fifth anniversary of the effective date of the rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the rider by notifying us in writing. After this time, the rider will also terminate if the contractowner fails to adhere to the Investment Requirements. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the Annuity Commencement Date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this rider, the benefits and charges within this rider will terminate.

If you terminate the rider, you must wait one year before you can re-elect Lincoln SmartSecurity (Reg. TM) Advantage, or purchase Lincoln Lifetime IncomeSM Advantage 2.0 or 4LATER (Reg. TM) Advantage or any other living benefit we are offering in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount, among other reasons. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts , applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.

Availability. The Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option must be under age 81 at the time this rider is elected. You cannot elect the rider on or after the purchase of i4LIFE (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage, Lincoln Lifetime IncomeSM Advantage 2.0 or on or after the Annuity Commencement Date. The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase.

There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. Check with your investment representative regarding availability.

i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATERSM Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is an annuity payout option that provides you with variable, periodic Regular Income Payments for life subject to certain conditions. These payouts are made during two time periods: an Access Period and a Lifetime Income Period. During the Access Period, you have access to your Account Value, which means you may surrender the contract, make withdrawals, and have a death benefit. During the Lifetime Income Period, you no longer have access to your Account Value. You choose the length of the Access Period when you select i4LIFE (Reg. TM) Advantage; the Lifetime Income Period begins immediately after the Access Period ends and continues until your death (or the death of a Secondary Life, if later). i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg.
TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your Regular Income Payments. You choose when you want to receive your first Regular Income Payment and the frequency with which you will receive Regular Income Payments. The initial Regular Income Payment is calculated from the Account Value on a date no more than 14 days prior to the date you select to begin receiving the Regular Income Payments. This calculation date is called the Periodic Income Commencement Date, and is the same date the Access Period begins. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. Once they begin, Regular Income Payments will continue until the death of the annuitant or Secondary Life, if applicable. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option is subject to a charge while the i4LIFE (Reg. TM) Advantage is in effect computed daily on the Account Value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option under this contract is elected by sending a written request to our Home Office. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, Secondary Life, if applicable, and make several choices about your Regular Income Payments. The annuitant and Secondary Life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the Secondary Life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and Secondary Life, if applicable, are age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit must be elected by age 80 for qualified contracts. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected. If the Guaranteed Income Benefit option has been elected on an IRA contract, additional purchase payments may be made until the initial Guaranteed Income Benefit is calculated. Additional purchase payments will not be accepted after the Periodic Income Commencement Date for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the Annuity Commencement Date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage, the death benefit that you had previously elected will become the death benefit under i4LIFE (Reg. TM) Advantage, unless you elect a less expensive death benefit option. If you had previously elected the EEB Death Benefit, you must elect a new death benefit. Existing contractowners, with the Account Value death benefit, who elected i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began(if premium taxes have been deducted from the contract value). See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the Periodic Income Commencement Date. The Access Period is a defined period of time during which we pay variable, periodic Regular Income Payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make Regular Income Payments for the rest of your life (or the Secondary Life if applicable). This is called the Lifetime Income Period. During the Lifetime Income Period, you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently the length of time between your current age and age 115 for non-qualified contracts or to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial Regular Income Payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the


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Access Period, it must be extended at least 5 years. If you change the Access
Period, subsequent Regular Income Payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue Regular Income Payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the Regular Income Payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective (or your initial purchase payment if i4LIFE (Reg. TM) Advantage is purchased at contract issue) less any applicable premium taxes. During the Access Period, the Account Value on a valuation date will equal the total value of all of the contractowner's accumulation units plus the contractowner's value in the fixed account, and will be reduced by Regular Income Payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue Regular Income Payments for your life and the Account Value will be reduced to zero.

Regular Income Payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic Regular Income Payments for as long as an annuitant (or Secondary Life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial Regular Income Payment. Once they begin, Regular Income Payments will continue until the death of the annuitant or Secondary Life, if applicable. Regular Income Payments must begin within one year of the date you elect i4LIFE (Reg.
TM) Advantage. You also select when the Access Period ends and when the Lifetime Income Period begins. You must also select the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your Regular Income Payments.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have Regular Income Payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level Regular Income Payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial Regular Income Payment will be and the higher the return must be to increase subsequent Regular Income Payments. You also choose the length of the Access Period. At this time, changes can only be made on Periodic Income Commencement Date anniversaries.

Regular Income Payments are not subject to any surrender charges or applicable Interest Adjustments. See Charges and Other Deductions. For information regarding income tax consequences of Regular Income Payments, see Federal Tax Matters.

The amount of the initial Regular Income Payment is determined on the Periodic Income Commencement Date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and Secondary Life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the Regular Income Payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower Regular Income Payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable. (The contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your Regular Income Payments for the remainder of your life (and/or the Secondary Life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent Regular Income Payments during the Access Period. Each subsequent Regular Income Payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent Regular Income Payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the Regular Income Payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the Regular Income Payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the Regular Income Payment for the


                                                                              69
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next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the Regular Income Payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for Regular Income Payments, and subsequent Regular Income Payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or Secondary Life dies during the Access Period, Regular Income Payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher Regular Income Payment.

For nonqualified contracts, if the annuitant and Secondary Life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent Regular Income Payment and Regular Income Payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and Secondary Life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular Income Payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or Secondary Life is living. Your earlier elections regarding the frequency of Regular Income Payments, assumed investment return and the frequency of the recalculation do not change. The initial Regular Income Payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the annuitant and Secondary Life (if living);
  o the frequency of the Regular Income Payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the Regular Income Payments during the Lifetime Income Period. To determine subsequent Regular Income Payments, the contract is credited with a fixed number of annuity units equal to the initial Regular Income Payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent Regular Income Payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your Regular Income Payments will vary based on the value of your annuity units. If your Regular Income Payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your Regular Income Payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular Income Payments will continue for as long as the annuitant or Secondary Life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular Income Payments vary with investment performance.

During the Lifetime Income Period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
  o the Account Value as of the valuation date we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

   References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract value or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.


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The following example demonstrates the impact of a proportionate withdrawal on your death benefit:


         o i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income Payment                       $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000

     Death Benefit Value after i4LIFE (Reg. TM) Regular Income Payment = $200,000 - $25,000 = $175,000

     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500

     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The Regular Income Payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of Regular Income Payments and other withdrawals where:
   o Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that Regular Income Payments reduce the Account Value, depending on the terms of your contract; and
   o all other withdrawals, if any, reduce the death benefit on either a dollar for dollar basis or in the same proportion that withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

   References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or
  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by Regular Income Payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular Income Payments and withdrawals are deducted on either a dollar for dollar basis or in the same proportion that Regular Income Payments and withdrawals reduce the contract value or Account Value, depending on the terms of your contract.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the Regular Income Payments and withdrawals on either a dollar for dollar basis or in the same proportion that the Regular Income Payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) in the base contract and this death benefit was in effect when you purchased i4LIFE (Reg. TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg.
TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive Regular Income Payments. Upon the death of the Secondary Life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no Secondary Life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, Regular Income Payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and Regular Income Payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit (version 4) is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your Regular Income Payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

Beginning May 21, 2012, i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds is an optional feature available for purchase that provides a higher Guaranteed Income Benefit percentage if you adhere to certain Investment Requirements. See Investment Requirements in this prospectus for more information about the Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. You will be subject to Investment Requirements applicable to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds for the entire time you own this rider. Failure to comply with the Investment Requirements will result in the termination of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). See i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit - Termination for more information. All of the other terms and conditions of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4) continue to apply to i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg.
TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg.
TM) Guaranteed Income Benefit.

Additional purchase payments cannot be made to a contract with the Guaranteed Income Benefit. You are also limited in how much you can invest in certain subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 (including Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds) who decides to drop Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 to purchase i4LIFE (Reg. TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage or the Lincoln Lifetime IncomeSM Advantage 2.0 rider.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, is elected when you elect i4LIFE (Reg. TM) Advantage or during the Access Period, if still available for election, subject to terms and conditions at that time. You may choose not to purchase the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit at the time you purchase i4LIFE (Reg. TM) Advantage by indicating that you do not want the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit on the election form at the time that you purchase i4LIFE (Reg. TM) Advantage. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg.
TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders or the Income Base from the Lincoln Lifetime IncomeSM Advantage 2.0 rider to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg. TM) Advantage.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. See i4LIFE (Reg. TM) Advantage - General i4LIFE (Reg. TM) Provisions for an example.

There are four versions of the Guaranteed Income Benefit. Guaranteed Income Benefit (version 1) is no longer available for election. Guaranteed Income Benefit (version 2) may only be elected if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. You may elect Guaranteed Income Benefit (version 3) after December 31, 2010 or after Guaranteed Income Benefit (version 4) is approved in your state, if later, only if you own a version of Lincoln Lifetime IncomeSM Advantage that guarantees you the right to elect that version. Guaranteed Income Benefit (version 4) is available for election on or after November 15, 2010 or when approved in your state and is the only version of the Guaranteed Income Benefit currently available for election, when approved in your state, unless you are guaranteed the right to elect a prior version pursuant to the terms of your Living Benefit rider. Contractowners with Lincoln Lifetime IncomeSM Advantage
2.0 Protected Funds who wish to elect i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) must elect i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds. Please refer to your Living Benefit rider regarding the availability of prior versions of Guaranteed Income Benefit.

Guaranteed Income Benefit (version 4). For Guaranteed Income Benefit (version
4) the initial Guaranteed Income Benefit will be an amount equal to a specified percentage of your Account Value (or Income Base or Guaranteed Amount as applicable), based on your age (or the age of the youngest life under a joint life option) at the time the Guaranteed Income Benefit is elected. The specified percentages and the corresponding age-bands for calculating the initial Guaranteed Income Benefit are outlined in the applicable table below.

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage elections on or after May 21, 2012, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 on or after May 21, 2012.



Age                     Percentage of Account Value, Income Base or Guaranteed Amount*
-------------------    ---------------------------------------------------------------
  Under age 40         2.0%
  40 - 54              2.5%
  55 - under 59.5      3.0%
  59.5 - 64            3.5%
  65 - 69              4.0%
  70 - 74              4.5%
  75 and above         5.0%

Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg. TM) Advantage elections prior to May 21, 2012, or for purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 prior to May 21, 2012.



Age                     Percentage of Account Value, Income Base or Guaranteed Amount*
-------------------    ---------------------------------------------------------------
  Under age 40         2.5%
  40 - 54              3.0%
  55 - under 59.5      3.5%
  59.5 - 64            4.0%
  65 - 69              4.5%
  70 - 79              5.0%
  80 and above         5.5%


* Purchasers of Lincoln SmartSecurity (Reg. TM) Advantage may use any remaining Guaranteed Amount (if greater than the Account Value) to calculate the initial Guaranteed Income Benefit. Purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the rider's effective date (if there has not been any Automatic Annual Step-up) if greater than the Account Value to establish the initial Guaranteed Income Benefit. Contractowners who elected Lincoln SmartSecurity (Reg. TM) Advantage will receive the currently available version of the Guaranteed Income Benefit.


Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for purchasers of i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds on or after May 21, 2012, or purchasers of Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds



Age (Single and Joint Life Options)       Percentage of Account Value or Income Base*
-------------------------------------    --------------------------------------------
  Under 40                               2.5%
  40 - 54                                3.0%
  55 - under 59.5                        3.5%
  59.5 - 64                              4.0%
  65 - 69                                4.5%
  70 - 79                                5.0%
  80 and above                           5.5%


*  Beginning May 21, 2012, purchasers of Lincoln Lifetime IncomeSM Advantage
   2.0 Protected Funds may use any remaining Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up, if any, or the rider's effective date (if there have not been any Automatic
     Annual Step-ups) if greater than the Account Value to establish the initial Guaranteed Income Benefit.


If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your Regular Income Payment. If your Regular Income Payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the Guaranteed Income Benefit (in other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular Income Payments also reduce the Account Value.) This payment will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of payments to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the Secondary Life, if applicable) is living.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

The Guaranteed Income Benefit (version 4) will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. For non-qualified contracts, the step-up will occur annually on the first valuation date on or after each Periodic Income Commencement Date anniversary starting on the first Periodic Income Commencement Date anniversary. For qualified contracts, the step-up will occur annually on the valuation date of the first periodic income payment of each calendar year. The first step-up is the valuation date of the first periodic income payment in the next calendar year following the Periodic Income Commencement Date.

The following example illustrates how the initial Guaranteed Income Benefit (version 4) is calculated for a 60-year old contractowner with a nonqualified contract, and how a step-up would increase the Guaranteed Income Benefit in a subsequent year. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 3.5% for a 60-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for i4LIFE (Reg.
TM) Advantage Elections on or after May 21, 2012, table above. The example also assumes that the Account Value has increased due to positive investment returns resulting in a higher recalculated Regular Income Payment. See The Contracts - i4LIFE (Reg. TM) Advantage-Regular Income Payments during the Access Period for a discussion of recalculation of the Regular Income Payment.



8/1/2010 Amount of initial Regular Income Payment:                                    $  4,801
8/1/2010 Account Value at election of Guaranteed Income Benefit (version 4):          $100,000
8/1/2010 Initial Guaranteed Income Benefit (3.5% times $100,000 Account Value):       $  3,500
8/1/2011 Recalculated Regular Income Payment:                                         $  6,000
8/1/2011 Guaranteed Income Benefit after step-up (75% of $6,000):                     $  4,500

The contractowner's Guaranteed Income Benefit was increased to 75% of the recalculated Regular Income Payment.


At the time of a step-up of the Guaranteed Income Benefit the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 2.00%. This means that your charge may change every year. If we automatically administer a new step-up for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the date of the step-up. If we receive notice of your request to reverse the step-up, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. Step-ups will continue after a request to reverse a step-up. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

The next section describes any differences in how the Guaranteed Income Benefit works for Guaranteed Income Benefit (version 3), Guaranteed Income Benefit (version 2) and Guaranteed Income Benefit (version 1). All other features of the Guaranteed Income Benefit not discussed below are the same as in Guaranteed Income Benefit (version 4).

Guaranteed Income Benefit (version 3). Guaranteed Income Benefit (version 3) was available for purchase on or after October 6, 2008 to December 31, 2010 or when Guaranteed Income Benefit (version 4) is approved in your state whichever occurs later (unless version 3 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 3) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg.
TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step up every year to 75% of the current Regular Income Payment, if that result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every Periodic Income Commencement Date anniversary during a 5-year step-up period. At the end of a step-up period you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every five years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 2). Guaranteed Income Benefit (version 2) was available for election prior to October 6, 2008 (unless version 2 is available for election at any time per the terms of a Living Benefit rider). For Guaranteed Income Benefit (version 2) the Guaranteed Income Benefit is initially equal to 75% of the Regular Income Payment (which is based on your Account Value as defined in the i4LIFE (Reg. TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected.

The Guaranteed Income Benefit will automatically step-up every three years on the Periodic Income Commencement Date anniversary to 75% of the current Regular Income Payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary during a 15-year step-up period. At the end of a step-up period, you may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you.

At the time of a reset of the 15-year step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change, once every 15 years. If we administer a new step-up period for you at your election and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the Periodic Income Commencement Date anniversary. If we receive this notice, on a going forward basis, we will decrease the percentage charge to the percentage charge in effect before the step-up occurred. Any increased charges paid between the time of the step-up and the date we receive your notice to reverse the step-up will not be reimbursed. After a request to reverse a step-up you will have no more step-ups unless you notify us that you wish to restart a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charges. We will provide you with written notice when a step-up will result in an increase to the current charge so that you may give us timely notice if you wish to reverse a step-up.

Guaranteed Income Benefit (version 1). If you have Guaranteed Income Benefit (version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for election.

The next section describes certain guarantees in Living Benefit riders relating to the election of the Guaranteed Income Benefit.

Lincoln Lifetime IncomeSM Advantage 2.0. Contractowners who purchase Lincoln Lifetime IncomeSM Advantage 2.0 are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) even if it is no longer available for sale. They are also guaranteed that the Guaranteed Income Benefit percentages and Access Period requirements will be at least as favorable as those available at the time they purchased Lincoln Lifetime IncomeSM Advantage 2.0. See The Contracts- Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage 2.0 may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 and purchase i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). If this decision is made, the contractowner can use the Lincoln Lifetime IncomeSM Advantage 2.0 Income Base reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or since the rider's effective date (if there has not been an Automatic Annual Step-up) if greater than the Account Value to establish the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) at the terms in effect for purchasers of this rider.

Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds. Beginning May 21, 2012, contractowners who elect Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds may decide to drop Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds and purchase i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds in accordance with the same terms set out above for i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (version 4). If this decision is made, the contractowner can use the greater of the Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 reduced by all Guaranteed Annual Income payments since the last Automatic Annual Step-up or the Account Value to establish the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Protected Funds.

Lincoln SmartSecurity (Reg. TM) Advantage. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the initial Guaranteed Income Benefit is determined, to calculate the Guaranteed Income Benefit. The initial Guaranteed Income Benefit will be equal to the applicable percentage based on either the contractowner's age (single life) or the youngest age of either the contractowner or Secondary Life (if applicable), at the time the Guaranteed Income Benefit is elected, multiplied by the remaining Guaranteed Amount. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 21, 2012 table above. In other words, the initial Guaranteed Income Benefit will equal the applicable percentage based on the contractowner's age multiplied by the remaining Guaranteed Amount (if greater than the Account Value).

The following is an example of how the Guaranteed Amount from Lincoln SmartSecurity (Reg. TM) Advantage or the Income Base from Lincoln Lifetime IncomeSM Advantage 2.0 may be used to calculate the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4). The example assumes that on the date that i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit (version 4) is elected the contractowner is 70 years of age and has made no withdrawals from the contract. The percentage of the Account Value used to calculate the initial Guaranteed Income Benefit is 4.5% for a 70-year old per the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit for elections on or after May 21, 2012 table above. The example assumes an annual payment mode has been elected.



         Account Value (equals contract value on date i4LIFE (Reg. TM)      $100,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected):
         Guaranteed Amount/Income Base on date i4LIFE (Reg. TM)             $140,000
         Advantage with Guaranteed Income Benefit (version 4) is
         elected:
         Amount of initial Regular Income Payment:                          $  5,411    per year
         Initial Guaranteed Income Benefit (4.5% x $140,000                 $  6,300
         Guaranteed Amount/Income Base which is greater than
         $100,000 Account Value):

Lincoln Lifetime IncomeSM Advantage. Contractowners who purchased Lincoln Lifetime IncomeSM Advantage are guaranteed that they may use the remaining Guaranteed Amount (if greater than the Account Value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit (version 2 or version 3 only). The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial Regular Income Payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value. See the Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage Option section for an example of calculation of the Guaranteed Income Benefit using the purchased Lincoln Lifetime IncomeSM Advantage Guaranteed Amount.

Contractowners who purchased Lincoln Lifetime IncomeSM Advantage may also choose to drop Lincoln Lifetime IncomeSM Advantage to purchase the version of the Guaranteed Income Benefit that is then currently available; however, only the Account Value and not the Guaranteed Amount will be used to establish the Guaranteed Income Benefit. For Guaranteed Income Benefit (version 4), the initial Guaranteed Income Benefit will be equal to the applicable percentage, which is based on the age of either the contractowner (single life option) or the youngest age of either the contractowner or Secondary Life (joint life option) at the time the Guaranteed Income Benefit is elected, multiplied by the Account Value. The applicable percentage is found in the Age-Banded Percentages for Calculating Initial Guaranteed Income Benefit table above.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the Regular Income Payments.
  o The minimum Access Period required for Guaranteed Income Benefit (version
     4) is the longer of 20 years (15 years for versions 2 and 3) or the difference between your age (nearest birthday) and age 100 (age 90 for version 4 prior to May 21, 2012; age 85 for versions 2 and 3). We may change this Access Period requirement prior to election of the Guaranteed Income Benefit. Different minimum Access Period requirements apply if you use the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 or Lincoln Lifetime IncomeSM Advantage 2.0 Protected Funds to calculate the Guaranteed Income Benefit as set forth below:

                                      Minimum Access Period
                                            Elections of i4LIFE (Reg. TM) Advantage prior to the
                                                        5th Benefit Year Anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after May 21, 2012    between your age and age 100
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 90
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to May 21, 2012



                                            Elections of i4LIFE (Reg. TM) Advantage on and after
                                                      the 5th Benefit Year Anniversary
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 20 years or the difference
 Advantage 2.0 on or after May 21, 2012    between your age and age 95
 Purchasers of Lincoln Lifetime IncomeSM   Longer of 15 years or the difference
 Advantage 2.0 Protected Funds             between your age and age 85
 Purchasers of Lincoln Lifetime IncomeSM
 Advantage 2.0 prior to May 21, 2012



  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period (which must be increased by a minimum of 5 years), your Regular Income Payment will be reduced. For versions 1, 2 and 3 of Guaranteed Income Benefit, an extension of your Access Period will also reduce your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit in proportion to the reduction in the Regular Income Payment. This reduction of the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit does not apply to Guaranteed Income Benefit (version 4). If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage with Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section of this prospectus.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or Secondary Life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency; or
  o upon written notice to us; or
  o assignment of the contract; or
  o failure to comply with Investment Requirements.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next Periodic Income Commencement Date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. However if you used the greater of the Account Value or Income Base under Lincoln Lifetime IncomeSM Advantage 2.0 to establish the Guaranteed Income Benefit any termination of the Guaranteed Income Benefit will also result in a termination of the i4LIFE (Reg. TM) Advantage election. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage Regular Income Payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.

Availability. The Guaranteed Income Benefit (version 4) is available with qualified and nonqualified (IRAs and Roth IRAs) annuity contracts. The contractowner must be under age 96 for nonqualified contracts and under age 81 for qualified contracts at the time this rider is elected.

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent Regular Income Payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

The following example demonstrates the impact of a withdrawal on the Regular Income Payments and the Guaranteed Income Benefit payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

   Reduction in i4LIFE (Reg. TM) Regular Income Payment for Withdrawal =
   $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income Payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further Regular Income Payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The Interest Adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit) or Account Value death benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.

This rider will no longer be available for sale on or about July 2, 2012.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment, plus 15% of that purchase payment.


Example:


         Initial Purchase Payment                                $100,000
         Purchase Payment 60 days later                          $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $100,000
         Purchase Payment in Year 2                                 $ 10,000
                                                                    --------
         New Income Base                                            $110,000
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined guaranteed amounts from any Living Benefit riders under all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:


      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Payment in Year 2              $ 10,000      Increase to Maximum Income Base       $ 20,000
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Payment
      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)
      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200
      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home Office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home Office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home Office), then it will be effective on the next valuation date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage Regular Income Payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage Regular Income Payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the Periodic Income Commencement Date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage Regular Income Payment.

If the amount of your i4LIFE (Reg. TM) Advantage Regular Income Payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage Regular Income Payment. If your Regular Income Payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the Regular Income Payment plus an additional amount equal to the difference between your Regular Income Payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:

         o i4LIFE (Reg. TM) Account Value before market decline      $135,000
         o i4LIFE (Reg. TM) Account Value after market decline       $100,000
         o Guaranteed Income Benefit                                 $    810
         o Regular Income Payment after market decline               $    769
         o Account Value after market decline and Guaranteed         $ 99,190
         Income Benefit payment

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.

If the market performance in your contract is sufficient to provide Regular Income Payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current Regular Income Payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third Periodic Income Commencement Date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge, on a going forward basis, to the percentage charge in effect before the step-up occurred.

Additional purchase payments cannot be made to your contract after the Periodic Income Commencement Date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than Regular Income Payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage Regular Income Payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your Regular Income Payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the Regular Income Payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage Regular Income Payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage Regular Income Payment = $6,375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage Regular Income Payment after extension = $5,355 Percentage change in i4LIFE (Reg. TM) Advantage Regular Income Payment =
   $5,355 - $6,375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5,692 x 84% = $4,781

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) rider may be terminated upon written notice to us. Prior to the Periodic Income Commencement Date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the Periodic Income Commencement Date, the 4LATER (Reg. TM) rider will terminate due to any of the following events:
 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the Regular Income Payment frequency.

A termination due to a decrease in the Access Period, a change in the Regular Income Payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next Periodic Income Commencement Date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the Periodic Income Commencement Date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage 2.0. If you terminate the 4LATER (Reg. TM) rider on or after the Periodic Income Commencement Date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option or i4LIFE (Reg. TM) Advantage has been elected, and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the effective date of 4LATER (Reg. TM). Likewise, contractowners who drop Lincoln Lifetime IncomeSM Advantage 2.0 and elect 4LATER (Reg. TM) will not carry their Income Base over into the new 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0 will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or Lincoln Lifetime IncomeSM Advantage 2.0.


Annuity Payouts

When you apply for a contract, you may select any Annuity Commencement Date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option. Contractowners with Lincoln Lifetime IncomeSM Advantage 2.0 may elect the Guaranteed Annual Income Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option, the Guaranteed Amount Annuity Payout option, or the Guaranteed Annual Income Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home Office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home Office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

Lincoln SmartIncomeSM Inflation. The Lincoln SmartIncomeSM Inflation Fixed Annuity Payout Option ("Lincoln SmartIncomeSM Inflation") is an annuity payout option that provides:
 o Scheduled Payments (the periodic annuity payouts under this rider) for the life of the annuitant and secondary life (secondary life may also be referred to as joint life), if applicable, that may change each January based on changes in the Consumer Price Index-Urban (CPI). The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers published by the U.S. Bureau of Labor Statistics and is widely used to measure inflation.
 o A Guaranteed Minimum Scheduled Payment.
 o A death benefit based on the Reserve Value.
 o A Reserve Value from which additional withdrawals, called Unscheduled Payments, may be taken at any time as long as the Reserve Value is greater than zero and up to the amount of the Reserve Value less any related charges and taxes.

You must wait at least one year from the effective date of the contract to elect Lincoln SmartIncomeSM Inflation. For non-qualified annuities the annuitant and joint annuitant must be at least 50 years of age and not older than 85 years of age (50 years and not more than 75 years of age for qualified annuities). The minimum contract value that may be credited to this annuity payout option is $50,000 and the maximum is $2,000,000.

You may consider electing this annuity payout option if you would like an annuity payout that may increase or decrease as inflation, as measured by the CPI, increases or decreases. Lincoln SmartIncomeSM Inflation also provides a guaranteed minimum payout, death benefits and access to the Reserve Value from which you can take Unscheduled Payments. We offer other fixed annuity payout options that have a higher income factor and would result in a higher payment than Lincoln SmartIncomeSM Inflation but do not offer Unscheduled Payments or a death benefit. You should carefully consider whether or not Lincoln SmartIncomeSM Inflation is the appropriate choice for you.

All or a portion of your contract value may be used to fund the Lincoln SmartIncomeSM Inflation. You may select both Lincoln SmartIncomeSM Inflation and another annuity payout option at the same time by allocating less than 100% of your contract value to Lincoln SmartIncomeSM Inflation and the remainder to the other annuity payout option. If only a portion of your contract value is used to fund Lincoln SmartIncomeSM Inflation, the remainder of the contract value must be used to fund another annuity payout option.

The Lincoln SmartIncomeSM Inflation may not be available for purchase in the future as we reserve the right not to offer it for sale. The availability of Lincoln SmartIncomeSM Inflation will depend upon your state's approval of the contract rider. We also reserve the right to substitute an appropriate index for the CPI, if:

     1. The CPI is discontinued, delayed, or otherwise not available for this use; or

     2. The composition, base or method of calculating the CPI changes so that we deem it inappropriate for use.

If the CPI is discontinued, delayed or otherwise not available, or if the composition, base or method of, calculating the CPI changes so that we deem it inappropriate for use in Lincoln SmartIncomeSM Inflation, we will substitute an appropriate index for the CPI. In the case of a substitution, we will give you written notification at least 30 days in advance of this change, as well as provide you with an amendment to the prospectus. We will attempt to utilize a substitute index generated by the government that is a measure of inflation. We will not substitute an index created by us or one of our affiliates. Upon substitution of the CPI, annuity payment values will be calculated consistent with the formulas currently used but with different index values for calculating the Scheduled Payment and Reserve Value adjustments. If we substitute a different index of the CPI you may cancel the rider per the terms of the termination provisions of rider and may be subject to an Unscheduled Payment charge. See Termination and Unscheduled Payments.

Rider Year and Rider Date. The Rider Date is the effective date of the rider. The Rider Date anniversary is the same calendar day as the Rider Date each calendar year. A Rider Year is each 12-month period starting with the Rider Date and starting each Rider Date anniversary after that.

Scheduled Payment and Guaranteed Minimum Scheduled Payment. Scheduled Payments are annuity payouts for the life of the annuitant (and secondary life if applicable).You choose when payments will begin and whether the Scheduled Payment is paid monthly, quarterly, semi-annually or annually. Once the Scheduled Payment frequency is established it cannot be changed. The frequency of the Scheduled Payments will affect the dollar amount of each Scheduled Payment. For example, a more frequent payment schedule will reduce the dollar amount of each Scheduled Payment. The first payment must be at least 30 days after the Rider Date and before the first Rider Date anniversary. The Scheduled Payment will be adjusted either up or down on an annual basis depending on the percentage change of the CPI. Scheduled Payments are also adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deduction for premium taxes. If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment, as adjusted, you will receive the Guaranteed Minimum Scheduled Payment, as adjusted, unless Unscheduled Payments have reduced the Reserved Value to zero, in which case the rider will terminate.

Lincoln SmartIncomeSM Inflation also provides a Guaranteed Minimum Scheduled Payment which is initially equal to the first Scheduled Payment. The Guaranteed Minimum Scheduled Payment may be adjusted for Unscheduled Payments, any related Unscheduled Payment charge and any deductions for premium taxes, but is not adjusted for changes in the CPI. (See further discussion and example of reductions to the Scheduled Payment and Guaranteed Minimum Scheduled Payment for Unscheduled Payment in the Unscheduled Payment section below.)

The initial Scheduled Payment is calculated by multiplying the contract value allocated to Lincoln SmartIncomeSM Inflation, reduced for any premium tax, by an income factor. The income factor is based upon:
 o the age and sex of the annuitant and secondary life;
 o the frequency of the Scheduled Payments;
 o the Scheduled Payments start date.

For a given contractowner with the same characteristics (sex, age, frequency of annuity payouts and annuity payout start date) the income factor for a fixed lifetime annuity payout option would be higher than the income factor for Lincoln SmartIncomeSM Inflation. You may request an illustration of annuity values prior to purchasing Lincoln SmartIncomeSM Inflation which will illustrate the Scheduled Payment and Guaranteed Minimum Scheduled Payment you may expect.

Reserve Value. The Reserve Value is a value we establish to determine the amount available for Unscheduled Payments and the death benefit, if any. The initial Reserve Value on the Rider Date is equal to the amount of the contract value used to purchase Lincoln SmartIncomeSM Inflation, less any outstanding premium taxes that have not previously been deducted. Each January 1, the Reserve Value will be adjusted either up or down by the percentage change in the CPI during the preceding calendar year, as described below. The Reserve Value is decreased dollar for dollar by any Scheduled or Unscheduled Payments and related Unscheduled Payment charges or any premium taxes. There is no minimum floor to the Reserve Value. If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (and not due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable.

If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

Adjustment of the Scheduled Payment and Reserve Value. Each January 1st (Adjustment Date) the Scheduled Payment and Reserve Value may be adjusted up or down by the same percentage, which will be the percentage change in the CPI during the preceding calendar year. The CPI is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for all Urban Consumers and is published monthly by the United States Department of Labor, Bureau of Labor Statistics (BLS). The CPI measures over time the average price change paid by urban consumers for consumer goods and services. The CPI is published as a number (CPI Value).You may obtain information regarding the CPI from BLS electronically (www.bls.gov/cpi), through subscriptions to publications, and via telephone and fax, through automated recordings.

The adjustment to the Scheduled Payment and to the Reserve Value each Adjustment Date may be positive or negative, depending upon whether the CPI Value has risen or fallen in the preceding calendar year. A rise in the CPI Value will result in a positive adjustment. A fall in the CPI Value will result in a negative adjustment. The percentage change in the CPI is measured by the change in the CPI Value published each December immediately preceding the Adjustment Date compared to either the initial CPI Value (first adjustment) or the CPI Value published in December two calendar years preceding the Adjustment Date (all subsequent adjustments after the first). The CPI Value published in December is the CPI Value for the month of November. The first adjustment to the Scheduled Payment and Reserve Value will be made on the next Adjustment Date following the Rider Date. For the first adjustment the initial CPI Value will be the CPI Value published in the month preceding the Rider Date. The calculation of the first adjustment percentage will be equal to [(i)/(ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the initial CPI Value

Following is an example of the calculation of the first adjustment percentage and the first adjustment to the Reserve Value using hypothetical CPI values:



     Initial Reserve Value on Rider Date 4/15/2009                        $ 150,000
     Initial Scheduled Payment on 4/15/2009                               $   8,000
     Initial CPI Value published in March 2009                                  150
     CPI Value published in December 2009                                       155
     Adjustment percentage (155/150)                                       1.033333
     Reserve Value After 1/1/2010 Adjustment ($150,000 x 1.033333)        $ 155,000
     Scheduled Payment After 1/1/2010 Adjustment ($8,000 x 1.033333)      $8,266.67

Subsequent adjustments will be calculated on each subsequent Adjustment Date. Subsequent adjustments will be based upon the percentage change in the CPI Value published in December immediately preceding the Adjustment Date compared with the CPI Value published two calendar years prior to the Adjustment Date. Calculations of the adjustment percentage after calculation of the first adjustment percentage will be equal to [(i)/ (ii)] where:

     (i) is the CPI Value published in December of the calendar year immediately preceding the Adjustment Date

     (ii) is the CPI Value published in December two calendar years preceding the Adjustment Date.

If adjustments to the Scheduled Payment cause it to be less than the Guaranteed Minimum Scheduled Payment you will receive the Guaranteed Minimum Scheduled Payment. While you are receiving the Guaranteed Minimum Scheduled Payment we will continue to adjust the Scheduled Payment by the percentage change of the CPI Value published each December immediately preceding the Adjustment Date compared to the CPI Value published two calendar years prior to the Adjustment Date. You will start to receive the Scheduled Payment again in the year that it is adjusted so that it is greater than the Guaranteed Minimum Scheduled Payment.

The following example demonstrates the impact of a positive change in a hypothetical CPI Value resulting in a positive adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $   5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $   4,800
     Reserve Value 12/31/2009                                                                 $ 100,000
     CPI Value published in December 2009                                                           120
     CPI Value published in December 2008                                                           115
     Adjustment percentage (120/115):                                                          1.043782
     Reserve Value after 1/1/2010 adjustment ($100,000 x 1.043782)                            $ 104,378
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $5,217.39
     1.043782)

Since the Scheduled Payment (after the adjustment) for 2010 of $5,217.39 is greater than the Guaranteed Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Scheduled Payment of $5,217.39.

The following example demonstrates the impact of a negative change in a hypothetical CPI Value resulting in a negative adjustment to the Scheduled Payment and Reserve Value:



     Annual Scheduled Payment for calendar year 2009                                          $    5,000
     Guaranteed Minimum Scheduled Payment for calendar year 2009                              $    4,800
     Reserve Value 12/31/2009                                                                 $  100,000
     CPI Value published in December 2009                                                            120
     CPI Value published in December 2008                                                            130
     Adjustment percentage (120/130):                                                          0.9230769
     Reserve Value after 1/1/2010 adjustment ($100,000 x 0.9230769)                           $   92,308
     Annual Scheduled Payment for calendar year 2010 after 1/1/2010 adjustment ($5,000 x      $ 4,615.38
     0.9230769)

Since the Scheduled Payment (after adjustment) for 2010 of $4,615.38 is less than the Guaranteed Minimum Scheduled Payment of $4,800, the payment you will receive in 2010 will equal the Guaranteed Minimum Scheduled Payment of $4,800.


Continuing this example for the next year's adjustment:



     Annual Scheduled Payment for calendar year 2010                                          $   4,800
     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $   4,800
     Reserve Value 12/31/2010 ($92,308 - $4,800)                                              $  87,508
     CPI Value published in December 2010                                                           140
     CPI Value published in December 2009                                                           120
     Adjustment percentage (140/120):                                                           1.16666
     Reserve Value after 1/1/2011 adjustment ($87,508 x 1.166666)                             $ 102,093
     Annual Scheduled Payment for calendar year 2011 after 1/1/2011 adjustment ($4,615.38     $5,384.61
  x
     1.166666)

The adjustment is applied to the previously calculated Scheduled Payment ($4,615.38) and not the Guaranteed Minimum Scheduled Payment $4,800. Since the adjusted Scheduled Payment is greater than the Guaranteed Minimum Guaranteed Payment, the Scheduled Payment will be paid out in calendar year 2011.

Unscheduled Payments. You may take withdrawals in addition to your Scheduled Payments (Unscheduled Payments) up to the amount of the Reserve Value less any related Unscheduled Payment charges and any deduction for any premium taxes. Unscheduled Payments and any related Unscheduled Payment charges or premium taxes will reduce the Reserve Value on a dollar for dollar basis. Unscheduled Payments will reduce the Scheduled Payments and Guaranteed Minimum Scheduled Payment in the same proportion the Unscheduled Payment reduces the Reserve Value (including Unscheduled Payment charges and taxes). Because the Reserve Value is reduced over time (due to Scheduled Payments, Unscheduled Payments and related Unscheduled Payment charges and any premium taxes) an Unscheduled Payment taken in the later years of the rider when the Reserve Value is smaller may result in a larger proportional reduction to the Scheduled Payment and Guaranteed Minimum Scheduled Payment than if the same Unscheduled Payment was taken in the early years of the rider when the Reserve Value was larger and may also result in a proportional reduction of the Scheduled Payment and Guaranteed Minimum Scheduled Payment that is more than the Unscheduled Payment amount taken.

If the Reserve Value falls to zero because of Scheduled Payments and/or negative CPI Adjustments (other than due to the deduction of Unscheduled Payments and related Unscheduled Payment charges and taxes) there will be no more annual adjustments to the Reserve Value and there will be no more Unscheduled Payments or death benefit. However, the Scheduled Payments will continue for the life of the annuitant and secondary life, if applicable. If the deduction of an Unscheduled Payment and related Unscheduled Payment charge reduces the Reserve Value to zero the Lincoln SmartIncomeSM Inflation will terminate.

The following example shows how an Unscheduled Payment of $2,000 taken in the early years of the rider results in a $300 proportional reduction of the Guaranteed Minimum Scheduled Payment. The example assumes that no other Unscheduled Payments have been taken.



     Reserve Value 1/1/2010                                                                  $100,000
     Guaranteed Minimum Scheduled Payment 1/1/2010                                           $ 15,000
     Unscheduled Payment 1/2/2010                                                            $  2,000
     Proportional reduction percentage ($2,000/$100,000)                                          .02
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.02 x $15,000)      $    300
     New Guaranteed Minimum Scheduled Payment                                                $ 14,700

The example next shows how the same $2,000 Unscheduled Payment taken in the later years of the rider results in a $3,000 proportional reduction of the Guaranteed Minimum Scheduled Payment which is more than the actual Unscheduled Payment amount.



     Reserve Value 1/1/2010                                                                  $10,000
     Guaranteed Minimum Scheduled Payment                                                    $15,000
     Unscheduled Payment 1/2/2010                                                            $ 2,000
     Proportional reduction percentage ($2,000/$10,000)                                          .20
     Proportional reduction to the Guaranteed Minimum Scheduled Payment (.20 x $15,000)      $ 3,000
     New Guaranteed Minimum Scheduled Payment ($15,000 - $3,000)                             $12,000

Please note that any Unscheduled Payments may significantly reduce your future Scheduled Payments, Guaranteed Minimum Scheduled Payment, as well as your Reserve Value, so carefully consider this before deciding to take an Unscheduled Payment.

If the Unscheduled Payment is taken during the first seven Rider Years an Unscheduled Payment charge is assessed on the amount of the Unscheduled Payment that exceeds the 10% free amount per Rider Year. Unscheduled Payments of up to 10% of the then current Reserve Value may be taken each Rider Year without charge, as long as the then current Reserve Value is greater than zero. The Unscheduled Payment charge is assessed against Unscheduled Payments in excess of 10% of the then current Reserve Value in a Rider Year. Unscheduled Payments that do not exceed on a cumulative basis more than 10% of the then current Reserve Value each year are not subject to an Unscheduled Payment charge. If an Unscheduled Payment is subject to an Unscheduled Payment charge the charge will be deducted from the Unscheduled Payment so that you will receive less than the amount requested. If the annuitant or secondary life is diagnosed with a terminal illness or confined to an extended care facility after the first Rider Year, then no Unscheduled Payment charges are assessed on any Unscheduled Payment. The Unscheduled Payment charge is also waived upon payment of a death benefit as described below. See Charges and Other Deductions - Charges for Lincoln SmartIncomeSM Inflation for a schedule of Unscheduled Payment charges.

The following example demonstrates the Unscheduled Payment charge for an Unscheduled Payment taken in the third Rider Year and the impact to Scheduled Payments and the Guaranteed Minimum Scheduled Payment:



     Guaranteed Minimum Scheduled Payment for calendar year 2010                              $    4,800
     Annual Scheduled Payment for calendar year 2010 paid 1/1/2010                            $    5,000
     Reserve Value 1/1/2010 before Scheduled Payment                                          $  515,000
     Reserve Value 1/2/2010 after Scheduled Payment ($515,000 - $5,000)                       $  510,000
     Unscheduled Payment charge percent                                                                7%
     Then current Reserve Value before Unscheduled Payment on 1/15/2010                       $  510,000
     Free amount on 1/15/2010 (10% x $510,000)                                                $   51,000
     Unscheduled Payment 1/15/2010                                                            $   10,000
     [since Unscheduled Payment is within the 10% free amount ($10,000 < = $51,000) there is
     no Unscheduled Payment charge]
     Reserve Value 1/15/2010 after Unscheduled Payment ($510,000 - $10,000)                   $  500,000
     Proportional reduction percentage due to Unscheduled Payment ($10,000/$510,000)             1.96078%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,902
     ($5,000 x .0196078)]
     Guaranteed Scheduled Payment after proportional reduction [$4,800 - ($4,800 x            $    4,706
     .0196078)]
     Then current Reserve Value 2/1/2010 before second Unscheduled Payment                    $  500,000
     2nd Unscheduled Payment 2/1/2010                                                         $   75,000
     Free amount on 2/1/2010 (10% x $500,000)                                                 $   50,000
     Remaining free amount ($50,000 - $10,000 prior Unscheduled Payment)                      $   40,000
     Unscheduled Payment charge [($75,000 - $40,000) x .07]                                   $    2,450
     Unscheduled Payment paid (minus Unscheduled Payment charge ($75,000 - $2,450)            $   72,550
     Proportional reduction percentage due to Unscheduled Payment ($75,000/$500,000)                  15%
     Scheduled Payment after proportional reduction for Unscheduled Payment [$5,000 -         $    4,250
     ($5,000 x .15)]
     Guaranteed Minimum Scheduled Payment after proportional reduction for Unscheduled        $    4,000
     Payment [$4,800 - ($4,800 x .15)]
     Reserve Value after 2/2/2010 Unscheduled Payment and Unscheduled Payment charge          $  425,000
     ($500,000 - $75,000)

If the deduction for an Unscheduled Payment, including any related Unscheduled Payment charge and premium taxes, reduces the Reserve Value to zero, Lincoln SmartIncomeSM Inflation will terminate.

Death of Contractowner, Annuitant or Secondary Life. On or after the Annuity Commencement Date, upon the death of the contractowner, annuitant or the secondary life a death benefit will be paid if there is a Reserve Value. The death benefit will be determined as of the date due proof of death is received by us. See Annuity Options-General Information.

The death benefit paid under Lincoln SmartIncomeSM Inflation will be the greater of:

     a. the current Reserve Value as of the date due proof of death is received by us; or

     b. the initial Reserve Value, less all Scheduled and Unscheduled Payments, less any Unscheduled Payment charges.

Following is an example of the calculation of a death benefit upon the death of the contractowner demonstrating the impact of a negative hypothetical CPI factor:



  7/15/2009   Initial Reserve Value                                              $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10        $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value             $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment
              ($90,000 - $45,000 = $45,000)
  8/6/2010    Death of a contractowner
              Death benefit is greater of
               a) current Reserve Value ($45,000);or
               b) initial Reserve Value minus Scheduled Payment
                ($100,000 - $45,000 = $55,000)
  8/5/2010    Death benefit paid                                                 $ 55,000

If any contractowner (who is not the annuitant) dies while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership (i.e. the beneficiary or successor owner) pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero, or (ii) the death(s) of the annuitant and any secondary life.

If the annuitant dies (whether or not the annuitant is an owner) while Lincoln SmartIncomeSM Inflation is in force, the holder of the rights of ownership pursuant to the terms of the underlying contract may:

     1. Terminate the contract and receive the death benefit, if any, in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments less any Unscheduled Payment charge until the later of (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of any secondary life.

If the secondary life (who is not an owner) dies while Lincoln SmartIncomeSM Inflation is in force the holder of the rights of ownership pursuant to the terms of the underlying contract, may:

     1. Terminate the contract and receive the death benefit, if any in a lump-sum; or

   2. Continue the contract in force and receive Scheduled Payments and Unscheduled Payments, less Unscheduled Payment charge until the later of
     (i) the Reserve Value being reduced to zero (this may result in a reduced final Scheduled Payment where the Reserve Value is less than the Scheduled Payment to reduce the Reserve Value to zero), or (ii) the death of the annuitant.

Once you elect Lincoln SmartIncomeSM Inflation, any prior death benefit elections will terminate (other than any death benefit in effect under i4LIFE (Reg. TM) Advantage) and the Lincoln SmartIncomeSM Inflation death benefit will be in effect. If you have elected i4LIFE (Reg. TM) Advantage, the i4LIFE (Reg.
TM) Advantage death benefit will be in effect only on the portion of the contract value invested in i4LIFE (Reg. TM) Advantage.

If we were not notified of a death and we continue to make Scheduled or Unscheduled Payments after the date that Lincoln SmartIncomeSM Inflation should have been terminated, any such payments made are recoverable by us. The contractowner(s) or the holder of the rights of ownership will be liable to the Company for the amount of such payments made.

Termination. You may terminate the Lincoln SmartIncomeSM Inflation by taking an Unscheduled Payment that results in the Reserve Value being reduced to zero due to the deduction of the Unscheduled Payment and any related Unscheduled Payment charge and any premium taxes. Upon termination of the rider due to the deduction of an Unscheduled Payment, and any related Unscheduled Payment charge and any premium taxes, there will be no further Scheduled Payments made or received under the rider.

If the Reserve Value is reduced to zero and the sum of the Scheduled and Unscheduled Payments made, plus all Unscheduled Payment charges incurred, is less than the initial Reserve Value, we will pay the holder of the rights of ownership, the difference. The payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made, plus charges incurred may occur under circumstances where changes in the CPI have been negative, thus resulting in a lowered Reserve Value.

The following example shows how negative changes to the CPI result in a payment of the difference between the initial Reserve Value and the sum of all Scheduled and Unscheduled Payments made plus incurred charges:



  7/15/2009   Initial Reserve Value                                                          $100,000
  1/10/2010   Reserve Value is adjusted due to negative CPI Value of -.10                    $ 90,000
              ($100,000 x .10 = $10,000 Adjustment)
              ($100,000 - $10,000 = $90,000 Reserve Value)
  2/1/2010    Scheduled Payment of $45,000 reduces the Reserve Value                         $ 45,000
              Reserve Value is reduced by the amount of the Scheduled Payment ($90,000 -
              $45,000 = $45,000)
  8/6/2010    Unscheduled Payment                                                            $ 45,000
              Reserve Value                                                                  $      0
              Reserve Value is reduced to zero which results in termination of the rider
              Initial Reserve Value is greater than payments received
              [$100,000 > ($45,000 + $45,000) = $90,000]
              Final payment made to holder of rights of ownership                            $ 10,000

General Information

Any previously selected death benefit in effect before the Annuity Commencement Date will no longer be available on and after the Annuity Commencement Date. You may change the Annuity Commencement Date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled Annuity Commencement Date, upon written notice to the Home Office. You must give us at least 30 days notice before the date on which you want payouts to begin.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the Annuity Commencement Date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore; please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

Fixed Side of the Contract

Purchase payments and contract value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an annual effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Contracts issued in certain states or those contracts issued prior to June 2, 2003 may guarantee a higher minimum rate of interest. Refer to your contract for the specific guaranteed minimum interest rate applicable to your contract. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the Interest Adjustment and other charges (see Interest Adjustment and Charges and Other Deductions). This may reduce your value upon surrender, withdrawal or transfer, but will not reduce the amount below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed account. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. Older versions of the contract may not provide for Guaranteed Periods or an Interest Adjustment (below).

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.


Guaranteed Periods

The fixed account is divided into separate Guaranteed Periods which credit guaranteed interest.

You may allocate purchase payments to one or more Guaranteed Periods of 1 to 10 years. We may add Guaranteed Periods or discontinue accepting purchase payments into one or more Guaranteed Periods at any time. The minimum amount of any purchase payment that can be allocated to a Guaranteed Period is $2,000. Each purchase payment allocated to the fixed account will start its own Guaranteed Period and will earn a guaranteed interest rate. The duration of the Guaranteed Period affects the guaranteed interest rate of the fixed account. A Guaranteed Period ends on the date after the number of calendar years in the Guaranteed Period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the Guaranteed Period. Amounts surrendered, transferred or withdrawn prior to the end of the Guaranteed Period will be subject to the Interest Adjustment. Each Guaranteed Period purchase payment will be treated separately for purposes of determining any applicable Interest Adjustment. Any amount withdrawn from a Guaranteed Period may be subject to any applicable surrender charges, account fees and premium taxes.

You may transfer amounts from the fixed account to the variable subaccount(s) subject to the following restrictions:
 o fixed account transfers are limited to 25% of the value of that fixed account in any 12-month period; and
 o the minimum amount that can be transferred is $300 or, if less, the amount in the fixed account.

Because of these restrictions, it may take several years to transfer amounts from the fixed account to the variable subaccounts. You should carefully consider whether the fixed account meets your investment criteria. Any amount withdrawn from the fixed account may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 30 days prior to the expiration date for any Guaranteed Period amount. A new Guaranteed Period of the same duration as the previous Guaranteed Period will begin automatically at the end of the previous Guaranteed Period, unless we receive, prior to the end of a Guaranteed Period, a written election by the contractowner. The written election may request the transfer of the Guaranteed Period amount to a different fixed account or to a variable subaccount from among those being offered by us. Transfers of any Guaranteed Period amount which become effective upon the date of expiration of the applicable Guaranteed Period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Interest Adjustment

Any surrender, withdrawal or transfer of a Guaranteed Period amount before the end of the Guaranteed Period (other than dollar cost averaging, cross-reinvestment, Maximum Annual Withdrawals under Lincoln SmartSecurity (Reg. TM) Advantage, or Regular Income Payments under i4LIFE (Reg. TM) Advantage) will be subject to the Interest Adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the Interest Adjustment. The Interest Adjustment will be applied to the amount being surrendered, withdrawn or transferred. The Interest Adjustment will be applied after the deduction of any applicable account fees. Any transfer, withdrawal, or surrender of contract value from the fixed account will be increased or decreased by an Interest Adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return Privilege)
 o on the expiration date of a Guaranteed Period
 o as a result of the death of the contractowner or annuitant
 o subsequent to the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be after the contract date and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the contractowner if such disability begins after the effective date of the contract and prior to the 65th birthday of the contractowner.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the Interest Adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's Guaranteed Period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the Guaranteed Period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the Interest Adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the Interest Adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The Interest Adjustment is calculated by multiplying the transaction amount by:


    (1+A)n
------------
             -1
  (1+B+K )n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's Guaranteed Period, determined at the beginning of the Guaranteed Period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the Guaranteed Period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no Interest Adjustment.

     n = The number of years remaining in the Guaranteed Period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the Interest Adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the annuity benefit at the Annuity Commencement Date would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge. We will not surrender your contract if you are receiving guaranteed payments from us under one of the Living Benefit riders.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);
 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal and we will recredit that portion of the surrender/withdrawal charges attributable to the amount returned.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home Office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home Office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). Any taxable distribution that is reinvested may still be reported as taxable. You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively "LFN"), also affiliates of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The Principal Underwriter may also offer "non-cash compensation", as defined under FINRA's rules, which includes among other things, merchandise, gifts and prizes, office space and equipment, seminars and travel expenses. You may ask your registered representative how he/she will personally be compensated, in whole or in part, for the sale of the contract to you or for any alternative proposal that may have been presented to you. You may wish to take such compensation payments into account when considering and evaluating any recommendation made to you in connection with the purchase of a contract. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFN. The maximum commission the Principal Underwriter pays to LFN is 7.50% of purchase payments. LFN may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFN is 7.50% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFN, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFN's management team; advertising expenses; and all other expenses of distributing the contracts. LFN pays its sales representatives a portion of the commissions received for their sales of contracts. LFN sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements. In addition, LFN sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFN sales representatives and/or their managers qualify for such benefits. LFN sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFN, is 7.50% of purchase payments. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 7.50% of annuitized value and/or ongoing annual compensation of up to 1.15% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2011 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. This prospectus provides a general description of the material features of the contract. Contracts, endorsements and riders may vary as required by state law. Questions about your contract should be directed to us at 1-800-942-5500.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules found in the Internal Revenue Code ("Code"), Treasury Regulations and applicable IRS guidance to your individual situation.

Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the Code. We may not offer nonqualified annuities for all of our annuity products.


Tax Deferral On Earnings

Under the Code, you are generally not subject to tax on any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the Code must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.
 o Your right to choose particular investments for a contract must be limited.
 o The Annuity Commencement Date must not occur near the end of the annuitant's life expectancy.


Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the Code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.


Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."


Restrictions

The Code limits your right to choose particular investments for the contract. Because the IRS has issued little guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent in an attempt to prevent you from being considered as the owner of the assets of the VAA for purposes of the Code, you as the owner of the assets of the VAA.


Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.


Age At Which Annuity Payouts Begin

The Code does not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the contract will not be treated as an annuity for purposes of the Code. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity under the Code and that any increase in your contract value will not be taxed until there is a distribution from your contract.


Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has a Living Benefit rider, and if the guaranteed amount under that rider immediately before a withdrawal exceeds your contract value, the Code may require that you include those additional amounts in your income. Please consult your tax adviser.


Taxation Of Annuity Payouts, Including Regular Income Payments

The Code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than Regular Income Payments, are taken from i4LIFE (Reg. TM) Advantage during the Access Period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.


Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the Annuity Commencement Date.

Death prior to the Annuity Commencement Date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the Annuity Commencement Date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the Code imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.


Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The Code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the Code),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Unearned income includes the taxable portion of distributions that you take from your annuity contract. The tax is effected for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.

Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.


Loans and Assignments

Except for certain qualified contracts, the Code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.


Gifting A Contract

If you transfer ownership of your contract to a person other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.


Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit and other optional rider charges, if any, as a contract withdrawal.


Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.


Types of Qualified Contracts and Terms of Contracts

Qualified plans may include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

Beginning January 1, 2012, our individual variable annuity products will no longer be available for use in connection with qualified plan accounts described in the lists above, with the exception of Traditional IRA, SEP IRA and Roth IRA arrangements or Plans.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the Code's requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the Code has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.


Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.



Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS regulations applicable to required minimum distributions include a rule that may impact the distribution method you have chosen and the amount of your distributions. Under these regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.


Federal Penalty Taxes Payable on Distributions

The Code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The Code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the Code),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.


Unearned Income Medicare Contribution

Congress enacted the "Unearned Income Medicare Contribution" as a part of the Health Care and Education Reconciliation Act of 2010. This new tax, which affects individuals whose modified adjusted gross income exceeds certain thresholds, is a 3.8% tax on the lesser of (i) the individual's "unearned income," or (ii) the dollar amount by which the individual's modified adjusted gross income exceeds the applicable threshold. Distributions that you take from your contract are not included in the calculation of unearned income because your contract is qualified plan contract. However, the amount of any such distribution is included in determining whether you exceed the modified adjusted gross income threshold. The tax is effective for tax years after December 31, 2012. Please consult your tax advisor to determine whether your annuity distributions are subject to this tax.


Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Protection Act of 2006 (PPA) permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.


Death Benefit and IRAs

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.


Our Tax Status

Under the Code, we are not required to pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under the Code, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If there are any changes in the Code that require us to pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the Code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to The Lincoln National Life Insurance Company at PO Box 2348, Fort Wayne, IN 46801-2348. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges or Interest Adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the purchase payment(s) or contract value as of the valuation date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of purchase payments or contract value as of the valuation date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.


Restrictions Under the Texas Optional Retirement Program

Title 8, Section 830.105 of the Texas Government Code, consistent with prior interpretations of the Attorney General of the State of Texas, permits participants in the Texas Optional Retirement Program (ORP) to redeem their interest in a variable annuity contract issued under the ORP only upon:
 o Termination of employment in all institutions of higher education as defined in Texas law;
 o Retirement; or
 o Death.

Accordingly, a participant in the ORP will be required to obtain a certificate of termination from their employer before accounts can be redeemed.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home Office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Special Arrangements

At times, we may offer variations of the contracts described in this prospectus to existing owners as part of an exchange program. Contracts purchased through this exchange offer may impose different fees and expenses and provide certain additional benefits from those described in this prospectus.

Legal Proceedings

In the ordinary course of its business and otherwise, the Company and its subsidiaries or its separate accounts and Principal Underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of its business. In some instances, the proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief.

After consultation with legal counsel and a review of available facts, it is management's opinion that the proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of the Company and its subsidiaries, or the financial position of its separate accounts or Principal Underwriter. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to the Company's operating results for any particular reporting period.

Contents of the Statement of Additional Information (SAI) for Lincoln National Variable Annuity Account H


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                     American Legacy III (Reg. TM) B Class
                  Lincoln National Variable Annuity Account H










   .
Please send me a free copy of the current Statement of Additional Information for Lincoln National Variable Annuity Account H (American Legacy III (Reg. TM) B Class).


                                 (Please Print)


Name: -------------------------------------------------------------------------






Address: ----------------------------------------------------------------------














City --------------------------------------------------- State ---------
Zip ---------


Mail to The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46801-2348.

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                                                                             103

                      (This page intentionally left blank)

Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.**



                       with EEB                          with GMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Asset Allocation Subaccount
2005  .      10.017    10.688        88         10.000    10.700       2,187
2006  .      10.688    12.042       305         10.700    12.080       5,398
2007  .      12.042    12.609       489         12.080    12.674       7,557
2008  .      12.609     8.733       497         12.674     8.796       8,055
2009  .       8.733    10.640       629          8.796    10.738       8,883
2010  .      10.640    11.763       421         10.738    11.895       9,168
2011  .      11.763    11.709       415         11.895    11.864       8,917
---------    ------    ------       ---         ------    ------       -----
American Funds Blue Chip Income and Growth Subaccount
2005  .      10.095    10.680        92         10.009    10.692       1,714
2006  .      10.680    12.323       220         10.692    12.361       4,310
2007  .      12.323    12.354       286         12.361    12.418       6,306
2008  .      12.354     7.708       316         12.418     7.763       7,815
2009  .       7.708     9.693       423          7.763     9.782       9,742
2010  .       9.693    10.699       441          9.782    10.819      11,024
2011  .      10.699    10.418       377         10.819    10.556      11,015
---------    ------    ------       ---         ------    ------      ------
American Funds Bond Subaccount
2005  .       9.979     9.988        28         10.017    10.000         901
2006  .       9.988    10.501        91         10.000    10.534       2,514
2007  .      10.501    10.662       178         10.534    10.717       4,075
2008  .      10.662     9.498       235         10.717     9.566       5,415
2009  .       9.498    10.509       368          9.566    10.606       9,218
2010  .      10.509    10.993       454         10.606    11.116      12,142
2011  .      10.993    11.461       427         11.116    11.613      12,459
---------    ------    ------       ---         ------    ------      ------
American Funds Cash Management Subaccount
2005  .      10.015    10.075         5         10.006    10.087         196
2006  .      10.075    10.354        21         10.087    10.387         892
2007  .      10.354    10.656        74         10.387    10.711       1,513
2008  .      10.656    10.670       112         10.711    10.746       3,177
2009  .      10.670    10.450       122         10.746    10.546       2,662
2010  .      10.450    10.232       228         10.546    10.347       2,399
2011  .      10.232    10.001       183         10.347    10.134       2,853
---------    ------    ------       ---         ------    ------      ------
American Funds Global Balanced Subaccount
2011  .       9.932     9.568         9          9.924     9.580         279
---------    ------    ------       ---         ------    ------      ------
American Funds Global Bond Subaccount
2006  .       N/A      10.099         1*        10.262    10.101           6
2007  .      10.099    10.839        37         10.101    10.863         350
2008  .      10.839    11.022        70         10.863    11.069       1,590
2009  .      11.022    11.881       127         11.069    11.955       3,145
2010  .      11.881    12.285       141         11.955    12.387       4,615
2011  .      12.285    12.620       132         12.387    12.750       5,132
---------    ------    ------       ---         ------    ------      ------
American Funds Global Discovery Subaccount
2005  .      10.157    11.189        10          9.980    11.202         100
2006  .      11.189    12.909        46         11.202    12.950         424
2007  .      12.909    14.869        61         12.950    14.946         630
2008  .      14.869     8.023        46         14.946     8.081         775
2009  .       8.023    11.898        44          8.081    12.007         835
2010  .      11.898    12.877        41         12.007    13.022         888
2011  .      12.877    11.752        42         13.022    11.908         952
---------    ------    ------       ---         ------    ------      ------



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Asset Allocation Subaccount
2005  .      10.000    10.715       3,366       10.018    10.718        141
2006  .      10.715    12.127      10,247       10.718    12.137        615
2007  .      12.127    12.755      15,610       12.137    12.772      1,040
2008  .      12.755     8.875      17,473       12.772     8.891      1,198
2009  .       8.875    10.861      19,997        8.891    10.886      1,206
2010  .      10.861    12.062      20,623       10.886    12.095      1,279
2011  .      12.062    12.060      20,847       12.095    12.100      1,426
---------    ------    ------      ------       ------    ------      -----
American Funds Blue Chip Income and Growth Subaccount
2005  .      10.000    10.707       1,985       10.010    10.711        138
2006  .      10.707    12.410       6,629       10.711    12.420        525
2007  .      12.410    12.498      11,278       12.420    12.514        817
2008  .      12.498     7.833      15,254       12.514     7.847      1,110
2009  .       7.833     9.894      20,530        7.847     9.917      1,267
2010  .       9.894    10.970      25,084        9.917    11.001      1,362
2011  .      10.970    10.731      26,204       11.001    10.766      1,350
---------    ------    ------      ------       ------    ------      -----
American Funds Bond Subaccount
2005  .      10.017    10.014       1,418        9.981    10.017         92
2006  .      10.014    10.575       4,829       10.017    10.584        464
2007  .      10.575    10.786       8,902       10.584    10.800        734
2008  .      10.786     9.651      12,677       10.800     9.669        986
2009  .       9.651    10.728      22,681        9.669    10.752      1,226
2010  .      10.728    11.272      32,303       10.752    11.303      1,353
2011  .      11.272    11.805      33,755       11.303    11.844      1,401
---------    ------    ------      ------       ------    ------      -----
American Funds Cash Management Subaccount
2005  .      10.005    10.101         251       10.012    10.104         26
2006  .      10.101    10.428       1,345       10.104    10.436         85
2007  .      10.428    10.780       2,754       10.436    10.794        163
2008  .      10.780    10.843       6,435       10.794    10.862        932
2009  .      10.843    10.667       4,764       10.862    10.691        695
2010  .      10.667    10.492       4,412       10.691    10.521        504
2011  .      10.492    10.301       5,262       10.521    10.335        451
---------    ------    ------      ------       ------    ------      -----
American Funds Global Balanced Subaccount
2011  .       9.976     9.595       1,089       10.046     9.598         12
---------    ------    ------      ------       ------    ------      -----
American Funds Global Bond Subaccount
2006  .      10.010    10.104          35       10.200    10.104          3
2007  .      10.104    10.893       1,378       10.104    10.900        107
2008  .      10.893    11.127       4,090       10.900    11.139        267
2009  .      11.127    12.048       7,998       11.139    12.067        412
2010  .      12.048    12.515      12,485       12.067    12.541        534
2011  .      12.515    12.914      15,186       12.541    12.947        557
---------    ------    ------      ------       ------    ------      -----
American Funds Global Discovery Subaccount
2005  .       9.970    11.218         139       10.326    11.221         13
2006  .      11.218    13.001         540       11.221    13.011         51
2007  .      13.001    15.042       1,014       13.011    15.061         84
2008  .      15.042     8.153       1,247       15.061     8.168        108
2009  .       8.153    12.145       1,354        8.168    12.173        128
2010  .      12.145    13.204       1,738       12.173    13.241        149
2011  .      13.204    12.105       2,153       13.241    12.145        107
---------    ------    ------      ------       ------    ------      -----

                       with EEB                          with GMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Global Growth and Income Subaccount
2006  .       9.806    11.380         53        10.162    11.394       1,753
2007  .      11.380    12.599        257        11.394    12.640       5,026
2008  .      12.599     7.284        259        12.640     7.322       7,043
2009  .       7.284    10.000        260         7.322    10.073       6,847
2010  .      10.000    10.985        272        10.073    11.087       7,765
2011  .      10.985    10.270        248        11.087    10.386       7,808
---------    ------    ------        ---        ------    ------       -----
American Funds Global Growth Subaccount
2005  .      10.049    11.400         34        10.000    11.413         830
2006  .      11.400    13.491        147        11.413    13.533       2,219
2007  .      13.491    15.225        239        13.533    15.304       3,552
2008  .      15.225     9.218        258        15.304     9.284       4,779
2009  .       9.218    12.890        217         9.284    13.008       4,675
2010  .      12.890    14.154        221        13.008    14.312       5,450
2011  .      14.154    12.672        200        14.312    12.840       5,704
---------    ------    ------        ---        ------    ------       -----
American Funds Global Small Capitalization Subaccount
2005  .      10.014    12.002         30        10.000    12.016         587
2006  .      12.002    14.630         98        12.016    14.676       1,773
2007  .      14.630    17.457        136        14.676    17.547       2,609
2008  .      17.457     7.973        146        17.547     8.030       3,270
2009  .       7.973    12.637        130         8.030    12.753       3,076
2010  .      12.637    15.201        133        12.753    15.372       3,246
2011  .      15.201    12.078        123        15.372    12.237       3,480
---------    ------    ------        ---        ------    ------       -----
American Funds Growth Subaccount
2005  .      10.039    11.216        145        10.000    11.229       3,463
2006  .      11.216    12.148        425        11.229    12.186       9,431
2007  .      12.148    13.411        538        12.186    13.480      13,692
2008  .      13.411     7.384        649        13.480     7.437      17,770
2009  .       7.384    10.115        800         7.437    10.208      21,920
2010  .      10.115    11.797        835        10.208    11.929      23,274
2011  .      11.797    11.096        743        11.929    11.243      22,304
---------    ------    ------        ---        ------    ------      ------
American Funds Growth-Income Subaccount
2005  .      10.046    10.556        268        10.000    10.568       4,127
2006  .      10.556    11.950        815        10.568    11.987      10,389
2007  .      11.950    12.335        938        11.987    12.398      14,807
2008  .      12.335     7.533        972        12.398     7.587      16,720
2009  .       7.533     9.715      1,089         7.587     9.804      19,416
2010  .       9.715    10.637      1,107         9.804    10.757      21,158
2011  .      10.637    10.261      1,030        10.757    10.397      20,307
---------    ------    ------      -----        ------    ------      ------
American Funds High-Income Bond Subaccount
2005  .      10.026    10.174         54        10.015    10.186         988
2006  .      10.174    11.057        107        10.186    11.091       2,428
2007  .      11.057    11.010        171        11.091    11.067       3,367
2008  .      11.010     8.240        173        11.067     8.299       3,650
2009  .       8.240    11.251        182         8.299    11.354       3,610
2010  .      11.251    12.722        176        11.354    12.864       3,711
2011  .      12.722    12.741        150        12.864    12.910       3,515
---------    ------    ------      -----        ------    ------      ------
American Funds International Growth & Income Subaccount
2008  .       N/A        N/A        N/A          9.977    10.907          22
2009  .       9.976    15.006         19        10.907    15.040         430
2010  .      15.006    15.767         27        15.040    15.834         762
2011  .      15.767    14.144         30        15.834    14.232         873
---------    ------    ------      -----        ------    ------      ------
American Funds International Subaccount
2005  .      10.222    12.015         64        10.000    12.028       1,076
2006  .      12.015    14.047        381        12.028    14.091       3,219
2007  .      14.047    16.567        442        14.091    16.652       5,104
2008  .      16.567     9.422        471        16.652     9.489       6,269
2009  .       9.422    13.246        469         9.489    13.368       6,385
2010  .      13.246    13.958        478        13.368    14.114       7,237
2011  .      13.958    11.800        465        14.114    11.956       7,494
---------    ------    ------      -----        ------    ------      ------



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Global Growth and Income Subaccount
2006  .      10.163    11.411       2,567        9.984    11.415        388
2007  .      11.411    12.691       9,307       11.415    12.701        906
2008  .      12.691     7.370      14,247       12.701     7.379      1,180
2009  .       7.370    10.164      14,008        7.379    10.182        966
2010  .      10.164    11.215      16,351       10.182    11.241        961
2011  .      11.215    10.533      17,187       11.241    10.563        935
---------    ------    ------      ------       ------    ------      -----
American Funds Global Growth Subaccount
2005  .      10.000    11.429         964       10.023    11.433         72
2006  .      11.429    13.586       3,363       11.433    13.597        254
2007  .      13.586    15.402       6,007       13.597    15.422        441
2008  .      15.402     9.367       9,127       15.422     9.384        613
2009  .       9.367    13.157      10,183        9.384    13.187        601
2010  .      13.157    14.513      12,770       13.187    14.553        614
2011  .      14.513    13.052      13,867       14.553    13.095        618
---------    ------    ------      ------       ------    ------      -----
American Funds Global Small Capitalization Subaccount
2005  .      10.005    12.033         655       10.171    12.036         40
2006  .      12.033    14.734       2,604       12.036    14.746        232
2007  .      14.734    17.660       4,390       14.746    17.683        413
2008  .      17.660     8.102       5,476       17.683     8.117        474
2009  .       8.102    12.900       5,564        8.117    12.929        425
2010  .      12.900    15.587       6,642       12.929    15.631        463
2011  .      15.587    12.440       7,828       15.631    12.481        464
---------    ------    ------      ------       ------    ------      -----
American Funds Growth Subaccount
2005  .      10.000    11.245       4,456        9.986    11.248        215
2006  .      11.245    12.234      14,383       11.248    12.244      1,070
2007  .      12.234    13.567      24,178       12.244    13.585      1,791
2008  .      13.567     7.503      35,809       13.585     7.517      2,513
2009  .       7.503    10.325      47,356        7.517    10.349      2,871
2010  .      10.325    12.096      53,481       10.349    12.130      2,898
2011  .      12.096    11.429      54,141       12.130    11.467      2,775
---------    ------    ------      ------       ------    ------      -----
American Funds Growth-Income Subaccount
2005  .      10.000    10.583       5,753       10.011    10.586        329
2006  .      10.583    12.035      16,827       10.586    12.044      1,420
2007  .      12.035    12.478      26,400       12.044    12.494      2,209
2008  .      12.478     7.655      32,986       12.494     7.669      2,579
2009  .       7.655     9.917      40,663        7.669     9.940      2,832
2010  .       9.917    10.907      46,666        9.940    10.938      2,804
2011  .      10.907    10.569      47,646       10.938    10.604      2,708
---------    ------    ------      ------       ------    ------      -----
American Funds High-Income Bond Subaccount
2005  .       9.983    10.201       1,351       10.038    10.204         80
2006  .      10.201    11.135       4,525       10.204    11.144        350
2007  .      11.135    11.138       7,317       11.144    11.152        567
2008  .      11.138     8.373       8,899       11.152     8.388        589
2009  .       8.373    11.484       8,435        8.388    11.511        541
2010  .      11.484    13.045       8,871       11.511    13.081        547
2011  .      13.045    13.123       8,958       13.081    13.167        514
---------    ------    ------      ------       ------    ------      -----
American Funds International Growth & Income Subaccount
2008  .      10.000    10.910          66       10.676    10.911          1*
2009  .      10.910    15.082         770       10.911    15.090         41
2010  .      15.082    15.918       1,746       15.090    15.935         64
2011  .      15.918    14.343       2,479       15.935    14.366         73
---------    ------    ------      ------       ------    ------      -----
American Funds International Subaccount
2005  .      10.025    12.045       1,308       10.005    12.049         76
2006  .      12.045    14.146       5,093       12.049    14.158        409
2007  .      14.146    16.760       8,929       14.158    16.781        697
2008  .      16.760     9.574      12,798       16.781     9.592        892
2009  .       9.574    13.521      13,792        9.592    13.553        819
2010  .      13.521    14.312      17,256       13.553    14.352        876
2011  .      14.312    12.154      19,180       14.352    12.195        893
---------    ------    ------      ------       ------    ------      -----

                       with EEB                          with GMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Mortgage Bond Subaccount
2011  .      10.218    10.275         1*        10.006    10.287         43
---------    ------    ------         -         ------    ------         --
American Funds New World Subaccount
2005  .      10.138    11.644        21         10.012    11.657        475
2006  .      11.644    15.171        75         11.657    15.219      1,375
2007  .      15.171    19.710       108         15.219    19.812      2,043
2008  .      19.710    11.161       140         19.812    11.241      2,559
2009  .      11.161    16.413       122         11.241    16.564      2,533
2010  .      16.413    19.011       123         16.564    19.224      2,962
2011  .      19.011    16.075       126         19.224    16.288      3,193
---------    ------    ------       ---         ------    ------      -----
American Funds U.S. Government/AAA-Rated Securities Subaccount
2005  .       9.957     9.916         9         10.007     9.928        266
2006  .       9.916    10.110        32          9.928    10.142        664
2007  .      10.110    10.579       126         10.142    10.633      1,277
2008  .      10.579    11.188       264         10.633    11.268      3,277
2009  .      11.188    11.269       238         11.268    11.373      5,433
2010  .      11.269    11.710       260         11.373    11.841      7,468
2011  .      11.710    12.379       234         11.841    12.543      7,186
---------    ------    ------       ---         ------    ------      -----
LVIP American Balanced Allocation
2010  .       N/A        N/A        N/A         10.342    10.575        122
2011  .      10.566    10.317       125         10.575    10.346      2,053
---------    ------    ------       ---         ------    ------      -----
LVIP American Growth Allocation
2010  .       N/A        N/A        N/A         10.331    10.679        131
2011  .      10.670    10.254        41         10.679    10.284      2,284
---------    ------    ------       ---         ------    ------      -----
LVIP American Income Allocation
2010  .       N/A        N/A        N/A         10.201    10.359         20
2011  .      10.350    10.425        15         10.359    10.454        560
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
American Funds Mortgage Bond Subaccount
2011  .      10.036    10.303         381       10.044    10.306         3
---------    ------    ------         ---       ------    ------         -
American Funds New World Subaccount
2005  .       9.993    11.674         566       10.196    11.677        40
2006  .      11.674    15.279       2,214       11.677    15.291       206
2007  .      15.279    19.940       3,957       15.291    19.965       359
2008  .      19.940    11.342       5,016       19.965    11.362       387
2009  .      11.342    16.754       5,598       11.362    16.792       395
2010  .      16.754    19.493       6,542       16.792    19.548       444
2011  .      19.493    16.558       7,600       19.548    16.612       435
---------    ------    ------       -----       ------    ------       ---
American Funds U.S. Government/AAA-Rated Securities Subaccount
2005  .      10.016     9.942         513        9.964     9.945        19
2006  .       9.942    10.182       1,367        9.945    10.189        94
2007  .      10.182    10.702       3,305       10.189    10.716       208
2008  .      10.702    11.369       7,740       10.716    11.390       710
2009  .      11.369    11.503      14,867       11.390    11.530       734
2010  .      11.503    12.007      23,093       11.530    12.041       885
2011  .      12.007    12.750      23,993       12.041    12.792       790
---------    ------    ------      ------       ------    ------       ---
LVIP American Balanced Allocation
2010  .      10.446    10.586         734        N/A        N/A        N/A
2011  .      10.586    10.383       9,585       10.588    10.390       119
---------    ------    ------      ------       ------    ------       ---
LVIP American Growth Allocation
2010  .      10.397    10.691        1003       10.413    10.693        13
2011  .      10.691    10.320      12,810       10.693    10.327       232
---------    ------    ------      ------       ------    ------       ---
LVIP American Income Allocation
2010  .      10.305    10.369         267       10.308    10.371         1*
2011  .      10.369    10.492       2,522       10.371    10.499        41
---------    ------    ------      ------       ------    ------       ---


* All numbers less than 500 were rounded up to one.

** This table reflects the accumulation unit values and the number of accumulation units for both the American Legacy B Share and American Legacy B Class.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix B - Overview of Living Benefit Riders

Overview of Living Benefit Riders
We offer a number of optional Living Benefit riders that, for an additional fee, offer certain guarantees, if certain conditions are met. These Living Benefit riders are described briefly below. Please see the more detailed description in the prospectus discussion for each rider, as well as the Charges and Other Deductions section of the prospectus, for important information on the costs, restrictions, and availability of each rider. Please consult your registered representative as to whether any Living Benefit rider is appropriate for you based on factors such as your investment objectives, risk tolerance, liquidity needs, and time horizon. Not all riders or features are available in all states or with your contract. Prior versions of these riders may have different features. Please consult your registered representative for the availability of any particular rider.



                Lincoln SmartSecurity (Reg. TM) Advan-
                                 tage                           Lincoln Lifetime IncomeSM
                      (prior versions may vary)                      Advantage 2.0
1. Overview   Designed to guarantee that if you         Designed to guarantee that if you
              make your first withdrawal on or          make your first withdrawal on or
              after the date you reach age 65,          after the date you reach age 55 you
              you are guaranteed income for             are guaranteed income for your life
              your life (and your spouse's, under       (and your spouse's, under joint life
              joint life version), even after the       version). Also includes age-based
              entire amount of purchase                 increases to the withdrawal
              payments has been returned to you         amount.
              through periodic withdrawals. If
              lifetime withdrawals are not in
              effect, you may make periodic
              withdrawals of the Guaranteed
              Amount.



                    i4LIFE (Reg. TM) Advantage              4LATER (Reg. TM) Advantage
1. Overview   Designed to provide an income       Designed to guarantee today a
              program that combines variable      future minimum payout floor for
              Regular Income Payments and a       i4LIFE (Reg. TM) Advantage Regular Income
              death benefit with the ability to   Payments, regardless of
              make withdrawals during an          investment performance, by
              Access Period.                      providing an Income Base during
                                                  the accumulation period that can
                                                  be used to establish in the future a
                                                  Guaranteed Income Benefit with
                                                  i4LIFE (Reg. TM) Advantage.



               i4LIFE (Reg. TM) Advantage Guaranteed
              Income Benefit (Version 4) (prior
              versions may vary)
              4LATER (Reg. TM) Advantage Guaranteed
              Income Benefit
1. Overview   Designed to use the Account
              Value1 established under i4LIFE (Reg. TM)
              Advantage (if i4LIFE (Reg. TM) Advantage
              Guaranteed Income Benefit is
              elected) or the greater of the
              Income Base2 or Account Value
              under Lincoln Lifetime IncomeSM
              Advantage 2.0 to provide a
              minimum payout floor for i4LIFE (Reg. TM)
              Advantage Regular Income
              Payments, regardless of
              investment performance.

              1 Can instead use the remaining
              Guaranteed Amount under Lincoln
              SmartSecurity (Reg. TM) Advantage or
              Lincoln Lifetime IncomeSM
              Advantage

              2 Can instead use the Income Base
              established under 4LATER (Reg. TM)
              Advantage

                              Lincoln SmartSecurity (Reg. TM) Advan-
                                               tage                          Lincoln Lifetime IncomeSM
                                    (prior versions may vary)                     Advantage 2.0
2. Current Fee              0.65% (single life) or 0.80% (joint       Single life option 1.05% of Income
                            life) of Guaranteed Amount                Base

                                                                      Joint life option 1.25% of Income
                                                                      Base
3. Guaranteed Maximum Fee   1.50% of Guaranteed Amount                2.00% of Income Base



                                  i4LIFE (Reg. TM) Advantage        4LATER (Reg. TM) Advantage
2. Current Fee              Varies based on product and death    0.65% of Income Base
                            benefit option (assessed as a % of
                            Account Value, and only during
                            annuity payout phase)
3. Guaranteed Maximum Fee   Same as current fee                  1.50% of Income Base



                             i4LIFE (Reg. TM) Advantage Guaranteed
                            Income Benefit (Version 4) (prior
                            versions may vary)
                            4LATER (Reg. TM) Advantage Guaranteed
                            Income Benefit
2. Current Fee              0.65% added to the i4LIFE (Reg. TM)
                            Advantage charge (0.85% if joint
                            life option is chosen) Assessed as
                            a % of Account Value, and only
                            during annuity payout phase
                            (0.50% added to the i4LIFE (Reg. TM)
                            Advantage charge for i4LIFE (Reg. TM)
                            Advantage Guaranteed Income
                            Benefit Versions 3, 2 and 1)
                            (0.65% for 4LATER (Reg. TM) Advantage
                            Guaranteed Income Benefit)

                            For purchasers of Lincoln Lifetime
                            IncomeSM Advantage 2.0, 1.05%
                            (single life option) or 1.25 (joint
                            life option) which is the total
                            charge for i4LIFE (Reg. TM) Advantage and
                            Guaranteed Income Benefit initially
                            (assessed as a % of the Income
                            Base or Account Value, if greater).
                            This charge is in addition to the
                            daily mortality and expense risk
                            and administrative charge for your
                            death benefit option on your base
                            contract.
3. Guaranteed Maximum Fee   1) 2.00% added to the i4LIFE (Reg. TM)
                            Advantage charge, assessed as a
                            % of Account Value, and only
                            during annuity payout phase
                            (1.50% for versions 3, 2 and 1 and
                            4LATER (Reg. TM) Advantage)

                            2) 2.00% charge for i4LIFE (Reg. TM)
                            Advantage Guaranteed Income
                            Benefit for purchasers of Lincoln
                            Lifetime IncomeSM Advantage 2.0
                            initially assessed as a % of the
                            Income Base or Account Value, if
                            greater. This charge is in addition
                            to the daily mortality and expense
                            risk and administrative charge for
                            your death benefit option on your
                            base contract.

                                   Lincoln SmartSecurity (Reg. TM) Advan-
                                                    tage
                                         (prior versions may vary)
4. Withdrawals Permitted         Yes - 5% annually

                                 Excess Withdrawals may
                                 significantly reduce guaranteed
                                 payments.
5. Payments for Life             Yes (if conditions are met)
6. Potential Increases to        Additional Purchase Payments
Guaranteed Amount, Income
Base, or Guaranteed Income       Automatic Annual Step-Ups
Benefit (as applicable)          (if conditions are met)
7. Investment Requirements       Option 3 (different Investment
                                 Requirements may apply
                                 depending upon date of purchase.
                                 See Investment Requirements
                                 section of prospectus for more
                                 details)
8. Ability to Make Additional    Yes. After the first rider
Purchase Payments if             anniversary, cumulative payments
Contract Value is greater than   are limited to $100,000 without
zero                             prior Home Office approval



                                        Lincoln Lifetime IncomeSM
                                             Advantage 2.0                   i4LIFE (Reg. TM) Advantage
4. Withdrawals Permitted         Yes - withdrawal rate varies based   Yes, during Access Period
                                 on age at purchase and if Lincoln
                                 Lifetime IncomeSM Advantage 2.0
                                 Protected Funds is chosen.

                                 Excess Withdrawals may
                                 significantly reduce guaranteed
                                 payments.
5. Payments for Life             Yes (if conditions are met)          Yes (if conditions are met)
6. Potential Increases to        Additional Purchase Payments         N/A
Guaranteed Amount, Income
Base, or Guaranteed Income       5% Enhancements
Benefit (as applicable)
                                 Automatic Annual Step-Ups
                                 (if conditions are met)
7. Investment Requirements       Option 3 (different Investment       None
                                 Requirements may apply
                                 depending upon date of purchase.
                                 See Investment Requirements
                                 section of prospectus for more
                                 details)

                                 Additional Investment
                                 Requirements for Lincoln Lifetime
                                 IncomeSM Advantage 2.0 Protected
                                 Funds
8. Ability to Make Additional    Yes - may impact the charge          No (non-qualified contracts)
Purchase Payments if             (Cumulative purchase payments in
Contract Value is greater than   excess of $100,000 require Home      Yes, during Access Period, unless
zero                             Office approval.)                    4LATER (Reg. TM) Advantage Guaranteed
                                                                      Income Benefit or i4LIFE (Reg. TM)
                                                                      Advantage Guaranteed Income
                                                                      Benefit has been elected (qualified
                                                                      contracts)



                                                                             i4LIFE (Reg. TM) Advantage Guaranteed
                                                                            Income Benefit (Version 4) (prior
                                                                            versions may vary)
                                                                            4LATER (Reg. TM) Advantage Guaranteed
                                          4LATER (Reg. TM) Advantage        Income Benefit
4. Withdrawals Permitted         Withdrawals may significantly              Excess Withdrawals may
                                 reduce your Income Base.                   significantly reduce guaranteed
                                                                            payments.
5. Payments for Life             When you elect i4LIFE (Reg. TM)Advantage   Yes (if conditions are met)
6. Potential Increases to        Additional Purchase Payments               Automatic Annual Step-Ups (Prior
Guaranteed Amount, Income                                                   versions will have different
Base, or Guaranteed Income       15% Enhancements (every 3                  Step-Up provisions)
Benefit (as applicable)          years)                                     (if conditions are met)

                                 Resets to contract value
                                 (if conditions are met)
7. Investment Requirements       Option 3 (different Investment             Option 3 (different Investment
                                 Requirements may apply                     Requirements may apply
                                 depending upon date of purchase.           depending upon date of purchase
                                 See Investment Requirements                and for elections of Lincoln
                                 section of prospectus for more             Lifetime IncomeSM Advantage 2.0
                                 details)                                   Protected Funds and i4LIFE (Reg. TM)
                                                                            Advantage Guaranteed Income
                                                                            Benefit Protected Funds.
8. Ability to Make Additional    No                                         No
Purchase Payments if
Contract Value is greater than
zero

                               Lincoln SmartSecurity (Reg. TM) Advan-
                                                tage                        Lincoln Lifetime IncomeSM
                                     (prior versions may vary)                   Advantage 2.0
9. Ability to Cancel Rider   Yes, after 5 years following the          Yes, after 5 Years
                             later of rider effective date or
                             contractowner-elected step-up
10. Nursing Home Benefit     No                                        Yes
                                                                       (subject to state availability)
11. May Elect Other Living   No                                        No
Benefit Riders



                                i4LIFE (Reg. TM) Advantage          4LATER (Reg. TM) Advantage
9. Ability to Cancel Rider   No (non-qualified contracts)   Yes, after 3 years following the
                                                            later of rider effective date or most
                             Yes, at any time               recent Reset.
                             (qualified contracts)
10. Nursing Home Benefit     No                             No
11. May Elect Other Living   Limited to Guaranteed Income   No (prior to Periodic Income
Benefit Riders               Benefit                        Commencement Date)



                              i4LIFE (Reg. TM) Advantage Guaranteed
                             Income Benefit (Version 4) (prior
                             versions may vary)
                             4LATER (Reg. TM) Advantage Guaranteed
                             Income Benefit
9. Ability to Cancel Rider   Yes, at any time (termination of the
                             Guaranteed Income Benefit does
                             not terminate i4LIFE (Reg. TM) Advantage)

                             Yes, after 3 years following the
                             later of rider effective date or most
                             recent Reset (if 4LATER (Reg. TM)
                             Advantage Guaranteed Income
                             Benefit is elected or purchasers of
                             Lincoln Lifetime IncomeSM
                             Advantage elect the Guaranteed
                             Income Benefit) (termination of the
                             Guaranteed Income Benefit does
                             not terminate i4LIFE (Reg. TM) Advantage)

                             Yes, qualified contracts only, after
                             5 years following the rider effective
                             date for Lincoln Lifetime IncomeSM
                             Advantage 2.0 who elect i4LIFE (Reg. TM)
                             Advantage with Guaranteed
                             Income Benefit. Termination
                             applied to both i4LIFE (Reg. TM) Advantage
                             and Guaranteed Income Benefit.
10. Nursing Home Benefit     No
11. May Elect Other Living   Limited to i4LIFE (Reg. TM) Advantage
Benefit Riders

                                   SAI 2

American Legacy III (Reg. TM) B Class
Lincoln National Variable Annuity Account H  (Registrant)

The Lincoln National Life Insurance Company  (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the American Legacy III (Reg. TM) B Class prospectus of Lincoln National Variable Annuity Account H dated May 1, 2012. You may obtain a copy of the American Legacy III (Reg. TM) B Class prospectus on request and without charge. Please write American Legacy Customer Service, The Lincoln National Life Insurance Company, PO Box 2348, Fort Wayne, IN 46802, or call 1-800-942-5500.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.
The date of this SAI is May 1, 2012.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
Ernst & Young LLP, independent registered public accounting firm, One Commerce Square, 2005 Market Street, Suite 700, Philadelphia, Pennsylvania, 19103, has audited a) our financial statements of the VAA as of December 31, 2011; and b) our consolidated financial statements of The Lincoln National Life Insurance Company as of December 31, 2011, which are included in this SAI and Registration Statement. The aforementioned financial statements are included herein in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln Life. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service.



Principal Underwriter
Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of Lincoln Life, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives, who are associated with Lincoln Financial Advisors Corporation and/or Lincoln Financial Securities Corporation (collectively, "LFN"), our affiliates. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFD, acting as Principal Underwriter, paid $246,420,717, $269,510,694 and $267,405,771 to LFA and Selling Firms in 2009, 2010 and 2011 respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the Interest Adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the Interest Adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The Interest Adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658


                             * BOY = beginning of year

                                        ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the Annuity Commencement Date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the Annuity Commencement Date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the Annuity Commencement Date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables, modified, with an assumed investment return at the rate of 3%, 4%, 5% or 6% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the Annuity Commencement Date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an Annuity Commencement Date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.



         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               20-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,600.94              $10,004.94

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,540.85 with the 20-year access period and $9,004.45 with the 30-year access period.

At the end of the 20-year access period, the remaining account value of $109,921.94 (assuming no withdrawals) will be used to continue the $10,600.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $65,108.01 (assuming no withdrawals) will be used to continue the $10,004.94 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.

Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln Life or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Our financial strength is ranked and rated by nationally recognized independent rating agencies. The ratings do not imply approval of the product and do not refer to the performance of the product, or any separate account, including the underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. All ratings are on outlook stable, except Moody's Investors Service ratings which are on outlook positive. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $1,500 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the Annuity Commencement Date;
 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or Interest Adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2011 financial statements of the VAA and the December 31, 2011 consolidated financial statements of Lincoln Life appear on the following pages.

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                   THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

                        CONSOLIDATED FINANCIAL STATEMENTS
                           DECEMBER 31, 2011 AND 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of The Lincoln National Life Insurance Company

We have audited the accompanying consolidated balance sheets of The Lincoln National Life Insurance Company (the Company) as of December 31, 2011 and 2010, and the related consolidated statements of income (loss), stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2011. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting.
Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of The Lincoln National Life Insurance Company at December 31, 2011 and 2010, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2011, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the consolidated financial statements, in 2010 the Company changed its method of accounting for the consolidation of variable interest entities. Also, as discussed in Note 2 to the consolidated financial statements, in 2009 the Company changed its method of accounting for the recognition and presentation of other-than-temporary impairments.

                                        /s/ Ernst & Young LLP

                                        Philadelphia, Pennsylvania
                                        March 30, 2012

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE DATA)

                                                                                      AS OF DECEMBER 31,
                                                                                     -------------------
                                                                                       2011       2010
                                                                                     --------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity securities (amortized cost: 2011 -- $67,366; 2010 -- $63,512)   $ 73,607   $ 66,289
      Variable interest entities' fixed maturity securities (amortized cost:
         2011 -- $673; 2010 -- $570)                                                      700        584
      Equity securities (cost: 2011 -- $135; 2010 -- $119)                                139        140
   Trading securities                                                                   2,538      2,459
   Mortgage loans on real estate                                                        6,589      6,431
   Real estate                                                                            112        168
   Policy loans                                                                         2,855      2,832
   Derivative investments                                                               2,846      1,021
   Other investments                                                                    1,059        978
                                                                                     --------   --------
         Total investments                                                             90,445     80,902
Cash and invested cash                                                                  3,844      1,904
Deferred acquisition costs and value of business acquired                               8,336      8,854
Premiums and fees receivable                                                              409        334
Accrued investment income                                                                 949        904
Reinsurance recoverables                                                                9,033      7,399
Reinsurance related embedded derivatives                                                   --        339
Funds withheld reinsurance assets                                                         874        986
Goodwill                                                                                2,273      3,017
Other assets                                                                            3,107      2,743
Separate account assets                                                                83,477     84,630
                                                                                     --------   --------
         Total assets                                                                $202,747   $192,012
                                                                                     ========   ========
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Future contract benefits                                                             $ 18,399   $ 16,010
Other contract holder funds                                                            68,823     65,578
Short-term debt                                                                            10         10
Long-term debt                                                                          2,429      2,429
Reinsurance related embedded derivatives                                                   12         --
Funds withheld reinsurance liabilities                                                  4,708      3,385
Deferred gain on business sold through reinsurance                                        435        405
Payables for collateral on investments                                                  3,747      1,712
Variable interest entities' liabilities                                                   193        132
Other liabilities                                                                       4,652      3,123
Separate account liabilities                                                           83,477     84,630
                                                                                     --------   --------
         Total liabilities                                                            186,885    177,414
                                                                                     --------   --------

CONTINGENCIES AND COMMITMENTS (SEE NOTE 13)
STOCKHOLDER'S EQUITY
Common stock -- 10,000,000 shares authorized, issued and outstanding                   10,605     10,585
Retained earnings                                                                       2,668      3,137
Accumulated other comprehensive income (loss)                                           2,589        876
                                                                                     --------   --------
         Total stockholder's equity                                                    15,862     14,598
                                                                                     --------   --------
            Total liabilities and stockholder's equity                               $202,747   $192,012
                                                                                     ========   ========

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(IN MILLIONS)

                                                                                                FOR THE YEARS ENDED
                                                                                                   DECEMBER 31,
                                                                                             ------------------------
                                                                                              2011     2010     2009
                                                                                             ------   ------   ------
REVENUES
Insurance premiums                                                                           $2,017   $1,929   $1,878
Insurance fees                                                                                3,228    3,070    2,841
Net investment income                                                                         4,490    4,362    4,006
Realized gain (loss):
   Total other-than-temporary impairment losses on securities                                  (156)    (231)    (643)
   Portion of loss recognized in other comprehensive income                                      43       83      262
                                                                                             ------   ------   ------
      Net other-than-temporary impairment losses on securities recognized in earnings          (113)    (148)    (381)
      Realized gain (loss), excluding other-than-temporary impairment losses on securities     (145)    (100)    (208)
                                                                                             ------   ------   ------
         Total realized gain (loss)                                                            (258)    (248)    (589)
                                                                                             ------   ------   ------
Amortization of deferred gain on business sold through reinsurance                              110       52       73
Other revenues and fees                                                                         375      360      299
                                                                                             ------   ------   ------
      Total revenues                                                                          9,962    9,525    8,508
                                                                                             ------   ------   ------
BENEFITS AND EXPENSES
Interest credited                                                                             2,444    2,438    2,408
Benefits                                                                                      2,204    2,567    2,448
Underwriting, acquisition, insurance and other expenses                                       3,823    2,999    2,579
Interest and debt expense                                                                       108       99       93
Impairment of intangibles                                                                       744       --      729
                                                                                             ------   ------   ------
      Total benefits and expenses                                                             9,323    8,103    8,257
                                                                                             ------   ------   ------
      Income (loss) before taxes                                                                639    1,422      251
      Federal income tax expense (benefit)                                                      308      347      163
                                                                                             ------   ------   ------
         Net income (loss)                                                                   $  331   $1,075   $   88
                                                                                             ======   ======   ======

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
(IN MILLIONS)

                                                                  FOR THE YEARS ENDED
                                                                      DECEMBER 31,
                                                              ---------------------------
                                                                2011      2010      2009
                                                              -------   -------   -------
COMMON STOCK
Balance as of beginning-of-year                               $10,585   $10,588   $ 9,132
Capital contribution from Lincoln National Corporation             10        --     1,451
Stock compensation/issued for benefit plans                        10        (3)        5
                                                              -------   -------   -------
   Balance as of end-of-year                                   10,605    10,585    10,588
                                                              -------   -------   -------

RETAINED EARNINGS
Balance as of beginning-of-year                                 3,137     2,915     3,135
Cumulative effect from adoption of new accounting standards        --      (169)       97
Comprehensive income (loss)                                     2,044     1,872     2,692
Less other comprehensive income (loss), net of tax              1,713       797     2,604
                                                              -------   -------   -------
   Net income (loss)                                              331     1,075        88
Dividends declared                                               (800)     (684)     (405)
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,668     3,137     2,915
                                                              -------   -------   -------

ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)
Balance as of beginning-of-year                                   876      (102)   (2,609)
Cumulative effect from adoption of new accounting standards        --       181       (97)
Other comprehensive income (loss), net of tax                   1,713       797     2,604
                                                              -------   -------   -------
   Balance as of end-of-year                                    2,589       876      (102)
                                                              -------   -------   -------
      Total stockholder's equity as of end-of-year            $15,862   $14,598   $13,401
                                                              =======   =======   =======

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)

                                                                                     FOR THE YEARS ENDED
                                                                                        DECEMBER 31,
                                                                               ------------------------------
                                                                                 2011       2010       2009
                                                                               --------   --------   --------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income (loss)                                                              $    331   $  1,075   $     88
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Deferred acquisition costs, value of business acquired,
      deferred sales inducements and deferred front-end
      loads deferrals and interest, net of amortization                            (268)      (304)      (371)
   Trading securities purchases, sales and maturities, net                           86         39        (20)
   Change in premiums and fees receivable                                           (75)       (32)       143
   Change in accrued investment income                                              (45)       (44)       (87)
   Change in future contract benefits and other contract holder funds             1,241       (202)    (2,857)
   Change in reinsurance related assets and liabilities                             405        888      2,790
   Change in federal income tax accruals                                            149        692        178
   Realized (gain) loss                                                             258        248        589
   (Income) loss attributable to equity method investments                          (90)       (93)        55
   Amortization of deferred gain on business sold through reinsurance              (110)       (52)       (73)
   Impairment of intangibles                                                        744         --        729
   Other                                                                            (11)       156        (54)
                                                                               --------   --------   --------
      Net cash provided by (used in) operating activities                         2,615      2,371      1,110
                                                                               --------   --------   --------

CASH FLOWS FROM INVESTING ACTIVITIES
Purchases of available-for-sale securities                                      (10,359)   (12,816)   (13,075)
Sales of available-for-sale securities                                            1,331      2,642      3,614
Maturities of available-for-sale securities                                       5,055      4,429      3,209
Purchases of other investments                                                   (4,434)    (2,775)      (779)
Sales or maturities of other investments                                          2,784      3,099      1,102
Increase (decrease) in payables for collateral on investments                     2,035       (212)     1,044
Proceeds from sale of subsidiaries/businesses, net of cash disposed                  --         --          6
Proceeds from reinsurance recapture                                                 204         25         --
Other                                                                              (112)       (74)       (51)
                                                                               --------   --------   --------
      Net cash provided by (used in) investing activities                        (3,496)    (5,682)    (4,930)
                                                                               --------   --------   --------

CASH FLOWS FROM FINANCING ACTIVITIES
Issuance of long-term debt, net of issuance costs                                    --        504         --
Increase (decrease) in short-term debt                                               --        (11)         3
Deposits of fixed account values, including the fixed portion of variable        10,925     11,051     11,346
Withdrawals of fixed account values, including the fixed portion of variable     (4,976)    (5,225)    (5,440)
Transfers to and from separate accounts, net                                     (2,324)    (2,958)    (2,248)
Common stock issued for benefit plans and excess tax benefits                        (4)       (15)        --
Capital contribution from parent company                                             --         --      1,001
Dividends paid to stockholders                                                     (800)      (684)      (405)
                                                                               --------   --------   --------
      Net cash provided by (used in) financing activities                         2,821      2,662      4,257
                                                                               --------   --------   --------
Net increase (decrease) in cash and invested cash                                 1,940       (649)       437
Cash and invested cash as of beginning-of-year                                    1,904      2,553      2,116
                                                                               --------   --------   --------
      Cash and invested cash as of end-of-year                                 $  3,844   $  1,904   $  2,553
                                                                               ========   ========   ========

           See accompanying Notes to Consolidated Financial Statements

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

The Lincoln National Life Insurance Company ("LNL" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Parent Company"), is domiciled in the state of Indiana. We own 100% of the outstanding common stock of one insurance company subsidiary, Lincoln Life & Annuity Company of New York ("LLANY"). We also own several non-insurance companies, including Lincoln Financial Distributors ("LFD") and Lincoln Financial Advisors ("LFA"), LNC's wholesaling and retailing business units, respectively. LNL's principal businesses consist of underwriting annuities, deposit-type contracts and life insurance through multiple distribution channels. LNL is licensed and sells its products throughout the United States of America and several U.S. territories. See Note 22 for additional information.

BASIS OF PRESENTATION

The accompanying consolidated financial statements are prepared in accordance with United States of America generally accepted accounting principles
("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On May 7, 2009, LNC transferred ownership of Lincoln Financial Media ("LFM") to LNL. In addition, on December 30, 2011, LNC transferred ownership of Lincoln Investment Advisors Corporation ("LIAC") to LNL.

The insurance subsidiaries also submit financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 20 for additional discussion on SAP.

Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of LNL and all other entities in which we have a controlling financial interest and any variable interest entities ("VIEs") in which we are the primary beneficiary. Entities in which we do not have a controlling financial interest and do not exercise significant management influence over the operating and financing decisions are reported using the equity method. The carrying value of our investments that we account for using the equity method on our Consolidated Balance Sheets and equity in earnings on our Consolidated Statements of Income
(Loss) is not material. All material inter-company accounts and transactions have been eliminated in consolidation.

Our involvement with VIEs is primarily to invest in assets that allow us to gain exposure to a broadly diversified portfolio of asset classes. A VIE is an entity which does not have sufficient equity to finance its own activities without additional financial support or where investors lack certain characteristics of a controlling financial interest. We assess our contractual, ownership or other interests in a VIE to determine if our interest participates in the variability the VIE was designed to absorb and pass onto variable interest holders. We perform an ongoing qualitative assessment of our variable interests in VIEs to determine whether we have a controlling financial interest and would therefore be considered the primary beneficiary of the VIE. If we determine we are the primary beneficiary of a VIE, we consolidate the assets and liabilities of the VIE in our consolidated financial statements.

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, deferred acquisition costs ("DAC"), value of business acquired ("VOBA"), deferred sales inducements ("DSI"), goodwill, future contract benefits, other contract holder funds which includes deferred front-end loads ("DFEL"), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

We use the acquisition method of accounting for all non-related party business combination transactions, and accordingly, recognize the fair values of assets acquired, liabilities assumed and any noncontrolling interests in our consolidated financial statements. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The consolidated financial statements include the results of operations of any acquired company since the acquisition date.

FAIR VALUE MEASUREMENT

Our measurement of fair value is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include our own credit risk. Our estimate of an exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability ("exit price") in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability ("entry price"). Pursuant to the Fair Value Measurements and Disclosures Topic of the Financial Accounting Standards Board ("FASB") ACCOUNTING STANDARDS CODIFICATIONTM ("ASC"), we categorize our financial instruments carried at fair value into a three-level fair value hierarchy, based on the priority of inputs to the respective valuation technique. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date, except for large holdings subject to "blockage discounts" that are excluded;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, that are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability, and we make estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.

When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Because certain securities trade in less liquid or illiquid markets with limited or no pricing information, the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components, which are components that are actively quoted or can be validated to market-based sources.

AVAILABLE-FOR-SALE SECURITIES -- FAIR VALUATION METHODOLOGIES AND ASSOCIATED INPUTS

Securities classified as available-for-sale ("AFS") consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included within accumulated other comprehensive income (loss) ("AOCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as AFS based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach that utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach primarily include third-party pricing services, independent broker quotations or pricing matrices. We do not adjust prices received from third parties; however, we do analyze the third-party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to our valuation methodologies are based on a set of standard inputs that we generally use to evaluate all of our AFS securities. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored, and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For private placement securities, we use pricing matrices that utilize observable pricing inputs of similar public securities and Treasury yields as inputs to the fair value measurement. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all AFS securities on any given day. For broker-quoted only securities, non-binding quotes from market makers or broker-dealers are obtained from sources recognized as market participants. For securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs to measure fair value.

The following summarizes our fair valuation methodologies and associated inputs, which are particular to the specified security type and are in addition to the defined standard inputs to our valuation methodologies for all of our AFS securities discussed above:

     - Corporate bonds and U.S. Government bonds - We also use Trade Reporting and Compliance Engine(TM) reported tables for our corporate bonds and vendor trading platform data for our U.S. Government bonds.

     - Mortgage- and asset-backed securities - We also utilize additional inputs which include new issues data, monthly payment information and monthly collateral performance, including prepayments, severity, delinquencies, step-down features and over collateralization features for each of our mortgage-backed securities ("MBS"), which include collateralized mortgage obligations and mortgage pass through securities backed by residential mortgages ("RMBS"), commercial mortgage-backed securities ("CMBS") and collateralized debt obligations ("CDOs").

     - State and municipal bonds - We also use additional inputs that include information from the Municipal Securities Rule Making Board, as well as material event notices, new issue data, issuer financial statements and Municipal Market Data benchmark yields for our state and municipal bonds.

     - Hybrid and redeemable preferred and equity securities - We also utilize additional inputs of exchange prices (underlying and common stock of the same issuer) for our hybrid and redeemable preferred and equity securities, including banking, insurance, other financial services and other securities.


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In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales and observations of general market movements for those security classes. We have policies and procedures in place to review the process that is utilized by our third-party pricing service and the output that is provided to us by the pricing service. On a periodic basis, we test the pricing for a sample of securities to evaluate the inputs and assumptions used by the pricing service, and we perform a comparison of the pricing service output to an alternative pricing source. We also evaluate prices provided by our primary pricing service to ensure that they are not stale or unreasonable by reviewing the prices for unusual changes from period to period based on certain parameters or for lack of change from one period to the next.

AFS SECURITIES -- EVALUATION FOR RECOVERY OF AMORTIZED COST

We regularly review our AFS securities for declines in fair value that we determine to be other-than-temporary. For an equity security, if we do not have the ability and intent to hold the security for a sufficient period of time to allow for a recovery in value, we conclude that an other-than-temporary impairment ("OTTI") has occurred and the amortized cost of the equity security is written down to the current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). When assessing our ability and intent to hold the equity security to recovery, we consider, among other things, the severity and duration of the decline in fair value of the equity security as well as the cause of the decline, a fundamental analysis of the liquidity, and business prospects and overall financial condition of the issuer.

For our fixed maturity AFS securities, we generally consider the following to determine whether our unrealized losses are OTTI:

     -    The estimated range and average period until recovery;

     -    The estimated range and average holding period to maturity;

     -    Remaining payment terms of the security;

     - Current delinquencies and nonperforming assets of underlying collateral;

     -    Expected future default rates;

     - Collateral value by vintage, geographic region, industry concentration or property type;

     - Subordination levels or other credit enhancements as of the balance sheet date as compared to origination; and

     -    Contractual and regulatory cash obligations.

For a debt security, if we intend to sell a security or it is more likely than not we will be required to sell a debt security before recovery of its amortized cost basis and the fair value of the debt security is below amortized cost, we conclude that an OTTI has occurred and the amortized cost is written down to current fair value, with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss). If we do not intend to sell a debt security or it is not more likely than not we will be required to sell a debt security before recovery of its amortized cost basis but the present value of the cash flows expected to be collected is less than the amortized cost of the debt security (referred to as the credit loss), we conclude that an OTTI has occurred and the amortized cost is written down to the estimated recovery value with a corresponding charge to realized gain (loss) on our Consolidated Statements of Income (Loss), as this amount is deemed the credit portion of the OTTI. The remainder of the decline to fair value is recorded in OCI to unrealized OTTI on AFS securities on our Consolidated Statements of Stockholder's Equity, as this amount is considered a noncredit (i.e., recoverable) impairment.

When assessing our intent to sell a debt security or if it is more likely than not we will be required to sell a debt security before recovery of its cost basis, we evaluate facts and circumstances such as, but not limited to, decisions to reposition our security portfolio, sale of securities to meet cash flow needs and sales of securities to capitalize on favorable pricing. In order to determine the amount of the credit loss for a debt security, we calculate the recovery value by performing a discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover. The discount rate is the effective interest rate implicit in the underlying debt security. The effective interest rate is the original yield or the coupon if the debt security was previously impaired. See the discussion below for additional information on the methodology and significant inputs, by security type, which we use to determine the amount of a credit loss.

Our conclusion that it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows are equal to or greater than the amortized cost basis of the debt securities, or we have the ability to hold the equity AFS securities for a period of time sufficient for recovery is based upon our asset-liability management process. Management considers the following as part of the evaluation:

     -    The current economic environment and market conditions;

     -    Our business strategy and current business plans;

     - The nature and type of security, including expected maturities and exposure to general credit, liquidity, market and interest rate risk;

     - Our analysis of data from financial models and other internal and industry sources to evaluate the current effectiveness of our hedging and overall risk management strategies;

     - The current and expected timing of contractual maturities of our assets and liabilities, expectations of prepayments on investments and expectations for surrenders and withdrawals of life insurance policies and annuity contracts;

     -    The capital risk limits approved by management; and

     -    Our current financial condition and liquidity demands.

To determine the recovery period of a debt security, we consider the facts and circumstances surrounding the underlying issuer including, but not limited to, the following:

     -    Historic and implied volatility of the security;

     - Length of time and extent to which the fair value has been less than amortized cost;


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     -    Adverse conditions specifically related to the security or to specific conditions in an industry or geographic area;

     - Failure, if any, of the issuer of the security to make scheduled payments; and

     - Recoveries or additional declines in fair value subsequent to the balance sheet date.

In periods subsequent to the recognition of an OTTI, the AFS security is accounted for as if it had been purchased on the measurement date of the OTTI. Therefore, for the fixed maturity AFS security, the original discount or reduced premium is reflected in net investment income over the contractual term of the investment in a manner that produces a constant effective yield.

To determine recovery value of a corporate bond or CDO, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Fundamentals of the issuer to determine what we would recover if they were to file bankruptcy versus the price at which the market is trading;

     -    Fundamentals of the industry in which the issuer operates;

     - Earnings multiples for the given industry or sector of an industry that the underlying issuer operates within, divided by the outstanding debt to determine an expected recovery value of the security in the case of a liquidation;

     - Expected cash flows of the issuer (e.g., whether the issuer has cash flows in excess of what is required to fund its operations);

     -    Expectations regarding defaults and recovery rates;

     -    Changes to the rating of the security by a rating agency; and

     - Additional market information (e.g., if there has been a replacement of the corporate debt security).

Each quarter we review the cash flows for the MBS to determine whether or not they are sufficient to provide for the recovery of our amortized cost. We revise our cash flow projections only for those securities that are at most risk for impairment based on current credit enhancement and trends in the underlying collateral performance. To determine recovery value of a MBS, we perform additional analysis related to the underlying issuer including, but not limited to, the following:

     - Discounted cash flow analysis based on the current cash flows and future cash flows we expect to recover;

     - Level of creditworthiness of the home equity loans or residential mortgages that back an RMBS or commercial mortgages that back a CMBS;

     - Susceptibility to fair value fluctuations for changes in the interest rate environment;

     - Susceptibility to reinvestment risks, in cases where market yields are lower than the securities' book yield earned;

     - Susceptibility to reinvestment risks, in cases where market yields are higher than the book yields earned on a security;

     - Expectations of sale of such a security where market yields are higher than the book yields earned on a security; and

     -    Susceptibility to variability of prepayments.

When evaluating MBS and mortgage-related asset-backed securities ("ABS"), we consider a number of pool-specific factors as well as market level factors when determining whether or not the impairment on the security is temporary or other-than-temporary. The most important factor is the performance of the underlying collateral in the security and the trends of that performance in the prior periods. We use this information about the collateral to forecast the timing and rate of mortgage loan defaults, including making projections for loans that are already delinquent and for those loans that are currently performing but may become delinquent in the future. Other factors used in this analysis include type of underlying collateral (e.g., prime, Alt-A or subprime), geographic distribution of underlying loans and timing of liquidations by state. Once default rates and timing assumptions are determined, we then make assumptions regarding the severity of a default if it were to occur. Factors that impact the severity assumption include expectations for future home price appreciation or depreciation, loan size, first lien versus second lien, existence of loan level private mortgage insurance, type of occupancy and geographic distribution of loans. Once default and severity assumptions are determined for the security in question, cash flows for the underlying collateral are projected including expected defaults and prepayments. These cash flows on the collateral are then translated to cash flows on our tranche based on the cash flow waterfall of the entire capital security structure. If this analysis indicates the entire principal on a particular security will not be returned, the security is reviewed for OTTI by comparing the expected cash flows to amortized cost. To the extent that the security has already been impaired or was purchased at a discount, such that the amortized cost of the security is less than or equal to the present value of cash flows expected to be collected, no impairment is required.

Otherwise, if the amortized cost of the security is greater than the present value of the cash flows expected to be collected, and the security was not purchased at a discount greater than the expected principal loss, then impairment is recognized.

We further monitor the cash flows of all of our AFS securities backed by pools on an ongoing basis. We also perform detailed analysis on all of our subprime, Alt-A, non-agency residential MBS and on a significant percentage of our AFS securities backed by pools of commercial mortgages. The detailed analysis includes revising projected cash flows by updating the cash flows for actual cash received and applying assumptions with respect to expected defaults, foreclosures and recoveries in the future. These revised projected cash flows are then compared to the amount of credit enhancement (subordination) in the structure to determine whether the amortized cost of the security is recoverable. If it is not recoverable, we record an impairment of the security.

TRADING SECURITIES

Trading securities consist of fixed maturity and equity securities in designated portfolios, some of which support modified coinsurance ("Modco") and coinsurance with funds withheld ("CFW") reinsurance arrangements. Investment results for the portfolios that support Modco and CFW reinsurance


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arrangements, including gains and losses from sales, are passed directly to the reinsurers pursuant to contractual terms of the reinsurance arrangements. Trading securities are carried at fair value and changes in fair value and changes in the fair value of embedded derivative liabilities associated with the underlying reinsurance arrangements, are recorded in realized gain (loss) on our Consolidated Statements of Income (Loss) as they occur.

ALTERNATIVE INVESTMENTS

Alternative investments, which consist primarily of investments in Limited Partnerships ("LPs"), are included in other investments on our Consolidated Balance Sheets. We account for our investments in LPs using the equity method to determine the carrying value. Recognition of alternative investment income is delayed due to the availability of the related financial statements, which are generally obtained from the partnerships' general partners. As a result, our venture capital, real estate and oil and gas portfolios are generally on a three-month delay and our hedge funds are on a one-month delay. In addition, the impact of audit adjustments related to completion of calendar-year financial statement audits of the investees are typically received during the second quarter of each calendar year. Accordingly, our investment income from alternative investments for any calendar-year period may not include the complete impact of the change in the underlying net assets for the partnership for that calendar-year period.

PAYABLES FOR COLLATERAL ON INVESTMENTS

When we enter into collateralized financing transactions on our investments, a liability is recorded equal to the cash collateral received. This liability is included within payables for collateral on investments on our Consolidated Balance Sheets. Income and expenses associated with these transactions are recorded as investment income and investment expenses within net investment income on our Consolidated Statements of Income (Loss). Changes in payables for collateral on investments are reflected within cash flows from investing activities on our Consolidated Statements of Cash Flows.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Consolidated Statements of Income (Loss) along with mortgage loan fees, which are recorded as they are incurred.

Our commercial loan portfolio is comprised of long-term loans secured by existing commercial real estate. As such, it does not exhibit risk characteristics unique to mezzanine, construction, residential, agricultural, land or other types of real estate loans. We believe all of the loans in our portfolio share three primary risks: borrower creditworthiness; sustainability of the cash flow of the property; and market risk; therefore, our methods for monitoring and assessing credit risk are consistent for our entire portfolio. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate; the loan's observable market price; or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses of each specific loan. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Trends in market vacancy and rental rates are incorporated into the analysis that we perform for monitored loans and may contribute to the establishment of (or an increase or decrease in) an allowance for credit losses. In addition, we review each loan individually in our commercial mortgage loan portfolio on an annual basis to identify emerging risks. We focus on properties that experienced a reduction in debt-service coverage or that have significant exposure to tenants with deteriorating credit profiles. Where warranted, we establish or increase loss reserves for a specific loan based upon this analysis. Our process for determining past due or delinquency status begins when a payment date is missed, at which time the borrower is contacted. After the grace period expiration that may last up to 10 days, we send a default notice. The default notice generally provides a short time period to cure the default. Our policy is to report loans that are 60 or more days past due, which equates to two or more payments missed, as delinquent. We do not accrue interest on loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Consolidated Statements of Income (Loss) when received, depending on the assessment of the collectibility of the loan. We resume accruing interest once a loan complies with all of its original terms or restructured terms. Mortgage loans deemed uncollectible are charged against the allowance for losses, and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss).

We measure and assess the credit quality of our mortgage loans by using loan-to-value and debt-service coverage ratios. The loan-to-value ratio compares the principal amount of the loan to the fair value at origination of the underlying property collateralizing the loan and is commonly expressed as a percentage. Loan-to-value ratios greater than 100% indicate that the principal amount is greater than the collateral value. Therefore, all else being equal, a lower loan-to-value ratio


                                      S-12

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generally indicates a higher quality loan. The debt-service coverage ratio compares a property's net operating income to its debt-service payments. Debt-service coverage ratios of less than 1.0 indicate that property operations do not generate enough income to cover its current debt payments. Therefore, all else being equal, a higher debt-service coverage ratio generally indicates a higher quality loan.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

REAL ESTATE

Real estate includes both real estate held for the production of income and real estate held-for-sale. Real estate held for the production of income is carried at cost less accumulated depreciation. Depreciation is calculated on a straight-line basis over the estimated useful life of the asset. We periodically review properties held for the production of income for impairment. Properties whose carrying values are greater than their projected undiscounted cash flows are written down to estimated fair value, with impairment losses reported in realized gain (loss) on our Consolidated Statements of Income (Loss). The estimated fair value of real estate is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks. Real estate classified as held-for-sale is stated at the lower of depreciated cost or fair value less expected disposition costs at the time classified as held-for-sale. Real estate is not depreciated while it is classified as held-for-sale. Also, valuation allowances for losses are established, as appropriate, for real estate held-for-sale and any changes to the valuation allowances are reported in realized gain (loss) on our Consolidated Statements of Income (Loss). Real estate acquired through foreclosure proceedings is recorded at fair value at the settlement date.

DERIVATIVE INSTRUMENTS

We hedge certain portions of our exposure to interest rate risk, foreign currency exchange risk, equity market risk and credit risk by entering into derivative transactions. All of our derivative instruments are recognized as either assets or liabilities on our Consolidated Balance Sheets at estimated fair value. We categorized derivatives into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique as discussed above in "Fair Value Measurement." The accounting for changes in the estimated fair value of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship, and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we must designate the hedging instrument based upon the exposure being hedged: as a cash flow hedge, a fair value hedge or a hedge of a net investment in a foreign subsidiary.

For derivative instruments that are designated and qualify as a cash flow hedge, the effective portion of the gain or loss on the derivative instrument is reported as a component of accumulated OCI and reclassified into net income in the same period or periods during which the hedged transaction affects net income. The remaining gain or loss on the derivative instrument in excess of the cumulative change in the present value of designated future cash flows of the hedged item (hedge ineffectiveness), if any, is recognized in net income during the period of change. For derivative instruments that are designated and qualify as a fair value hedge, the gain or loss on the derivative instrument, as well as the offsetting gain or loss on the hedged item attributable to the hedged risk are recognized in net income during the period of change in estimated fair values. For derivative instruments not designated as hedging instruments but that are economic hedges, the gain or loss is recognized in net income.

We purchase and issue financial instruments and products that contain embedded derivative instruments. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host for measurement purposes. The embedded derivative, which is reported with the host instrument in the Consolidated Balance Sheets, is carried at fair value with changes in fair value recognized in net income during the period of change.

We employ several different methods for determining the fair value of our derivative instruments. The fair value of our derivative contracts are measured based on current settlement values, which are based on quoted market prices, industry standard models that are commercially available and broker quotes. These techniques project cash flows of the derivatives using current and implied future market conditions. We calculate the present value of the cash flows to measure the current fair market value of the derivative.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with an original maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring UL insurance, VUL insurance, traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e., DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of inforce contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI. Contract sales charges that are collected in the early years of an insurance contract are deferred (i.e., DFEL), and the unamortized balance is reported in other contract holder funds on our Consolidated Balance Sheets.


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Both DAC and VOBA amortization, excluding amounts reported in realized gain
(loss), is reported within underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss). DSI amortization, excluding amounts reported in realized gain (loss), is reported in interest credited on our Consolidated Statements of Income (Loss). The amortization of DFEL, excluding amounts reported in realized gain (loss), is reported within insurance fees on our Consolidated Statements of Income (Loss). The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type. For all insurance contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends.

Acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 40 years and 30 years, respectively, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are generally between 12 and 30 years, while some of our fixed multi-year guarantee products have amortization periods equal to the guarantee period. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

Acquisition costs for all traditional contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 7 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization for fixed and variable payout annuities.

We account for modifications of insurance contracts that result in a substantially unchanged contract as a continuation of the replaced contract. We account for modifications of insurance contracts that result in a substantially changed contract as an extinguishment of the replaced contract.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on securities classified as AFS and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Consolidated Statements of Income (Loss) reflecting the incremental effect of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included within our Consolidated Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenue or expense for the effect of the difference between future EGPs used in the prior quarter and the emergence of actual and updated future EGPs in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. These assumptions include investment margins, mortality, retention, rider utilization and maintenance expenses (costs associated with maintaining records relating to insurance and individual and group annuity contracts and with the processing of premium collections, deposits, withdrawals and commissions). Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL, included on our Consolidated Balance Sheets, are adjusted with an offsetting benefit or charge to revenue or amortization expense to reflect such change ("prospective unlocking - assumption changes"). We may have prospective unlocking in other quarters as we become aware of information that warrants updating prospective assumptions outside of our annual comprehensive review. We may also identify and implement actuarial modeling refinements ("prospective unlocking - model refinements") that result in increases or decreases to the carrying values of DAC, VOBA, DSI, DFEL, embedded derivatives and reserves for life insurance and annuity products with living benefit and death benefit guarantees. The primary distinction between retrospective and prospective unlocking is that retrospective unlocking is driven by the difference between actual gross profits compared to EGPs each period, while prospective unlocking is driven by changes in assumptions or projection models related to our expectations of future EGPs.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

Our insurance companies enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Consolidated Balance Sheets and Consolidated Statements of Income (Loss), respectively, because there is a right of offset. All other reinsurance agreements are reported on a gross basis on our Consolidated Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of Modco agreements for which the right of offset also exists. Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance


                                      S-14

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contracts. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price, plus the fair value of any noncontrolling interest in the acquiree, over the fair value of identifiable net assets acquired as goodwill. Good-will is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. We are required to perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by assigning the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Consolidated Statements of Income
(Loss).

OTHER ASSETS AND OTHER LIABILITIES

Other assets consist primarily of DSI, specifically identifiable intangible assets, property and equipment owned by the company, balances associated with corporate-owned and bank-owned life insurance, certain reinsurance assets, receivables resulting from sales of securities that had not yet settled as of the balance sheet date, debt issue costs and other prepaid expenses. Other liabilities consist primarily of current and deferred taxes, pension and other employee benefit liabilities, certain reinsurance payables, payables resulting from purchases of securities that had not yet settled as of the balance sheet date, interest on borrowed funds and other accrued expenses.

The carrying values of specifically identifiable intangible assets are reviewed at least annually for indicators of impairment in value that are other-than-temporary, including unexpected or adverse changes in the following: the economic or competitive environments in which the company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the discounted cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Consolidated Statements of Income (Loss). Sales force intangibles are attributable to the value of the new business distribution system acquired through business combinations. These assets are amortized on a straight-line basis over their useful life of 25 years. Federal Communications Commission ("FCC") licenses also acquired through business combinations are not amortized.

Property and equipment owned for company use is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment. We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed. Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of guaranteed death benefit ("GDB"), guaranteed withdrawal benefit ("GWB") and guaranteed income benefit ("GIB") features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").


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As discussed in Note 6, certain features of these guarantees are accounted for as embedded derivative reserves, whereas other guarantees are accounted for as benefit reserves. Other guarantees contain characteristics of both and are accounted for under an approach that calculates the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each guaranteed living benefit ("GLB") feature. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in the value of the associated reserves. The net impact of these changes is reported as a component of realized gain (loss) on our Consolidated Statements of Income (Loss).

The "market consistent scenarios" used in the determination of the fair value of the GWB liability are similar to those used by an investment bank to value derivatives for which the pricing is not transparent and the aftermarket is nonexistent or illiquid. In our calculation, risk-neutral Monte-Carlo simulations resulting in over 35 million scenarios are utilized to value the entire block of guarantees. The market consistent scenario assumptions, as of each valuation date, are those we view to be appropriate for a hypothetical market participant. The market consistent inputs include assumptions for the capital markets (e.g., implied volatilities, correlation among indices, risk-free swap curve, etc.), policyholder behavior (e.g., policy lapse, benefit utilization, mortality, etc.), risk margins, administrative expenses and a margin for profit. We believe these assumptions are consistent with those that would be used by a market participant; however, as the related markets develop we will continue to reassess our assumptions. It is possible that different valuation techniques and assumptions could produce a materially different estimate of fair value.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits represent liability reserves that we have established and carry based on estimates of how much we will need to pay for future benefits and claims. Other contract holder funds represent liabilities for fixed account values, including the fixed portion of variable, dividends payable, premium deposit funds, undistributed earnings on participating business and other contract holder funds as well the carrying value of DFEL discussed above.

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.75% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.00% to 13.50%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing GDB features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest on the reserves. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations. As of December 31, 2011 and 2010, participating policies comprised approximately 1% of the face amount of insurance in force, and dividend expenses were $79 million, $82 million and $89 million for the years ended December 31, 2011, 2010 and 2009, respectively.

Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Consolidated Balance Sheets include GLB features and remaining guaranteed interest and similar contracts that are carried at fair value, which represents approximate surrender value including an estimate for our nonperformance risk. Certain of these features have elements of both insurance benefits and embedded derivatives. We weight these features and their associated reserves accordingly based on their hybrid nature. We classify these items in Level 3 within the hierarchy levels described above in "Fair Value Measurement."

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The fair value of our indexed annuity contracts is based on their approximate surrender values.

BORROWED FUNDS

LNL's short-term borrowings are defined as borrowings with contractual or expected maturities of one year or less. Long-term borrowings have contractual or expected maturities greater than one year.

DEFERRED GAIN ON BUSINESS SOLD THROUGH REINSURANCE

Our reinsurance operations were acquired by Swiss Re Life & Health America, Inc. ("Swiss Re") in December 2001 through a series of indemnity reinsurance transactions. We are recognizing the gain related to these transactions at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities. Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Consolidated Statements of Income (Loss). These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Consolidated Statements of Income (Loss).

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

NET INVESTMENT INCOME

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield.

For CDOs and MBS, included in the trading and AFS fixed maturity securities portfolios, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and a catch up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income (Loss).

REALIZED GAIN (LOSS)

Realized gain (loss) on our Consolidated Statements of Income (Loss) includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, certain derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities. Realized gains and losses on the sale of investments are determined using the specific identification method. Realized gain (loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

OTHER REVENUES AND FEES

Other revenues and fees consists primarily of fees attributable to broker-dealer services recorded as earned at the time of sale, changes in the market value of our seed capital investments

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and communications sales recognized as earned, net of agency and representative commissions.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2009 through 2011 ranged from 3.00% to 9.00%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Pursuant to the accounting rules for our obligations to employees and agents under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is based on historical and projected future rates of return on the funds invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the performance or service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our consolidated balance sheet and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

INTEREST AND DEBT EXPENSES

Interest expense on our short-term and long-term debt is recognized as due and any associated premiums, discounts, and costs are amortized (accreted) over the term of the related borrowing utilizing the effective interest method. In addition, gains or losses related to certain derivative instruments associated with debt are recognized in interest expense during the period of the change.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

CONSOLIDATIONS TOPIC

In June 2009, the FASB issued Accounting Standards Update ("ASU") No. 2009-17, "Improvements to Financial Reporting by Enterprises Involved with Variable Interest Entities" ("ASU 2009-17"), which amended the consolidation guidance for VIEs. The Consolidations Topic of the FASB ASC was amended to require a qualitative approach for identifying the variable interest required to consolidate the VIE based on the entity that has the power to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or the right to receive returns that could potentially be significant to the VIE. In February 2010, the FASB issued ASU No. 2010-10, "Amendments for Certain Investment Funds" ("ASU 2010-10"), which deferred application of the guidance in ASU 2009-17 for reporting entities with interests in an entity that applies the specialized accounting guidance for investment companies.

Effective January 1, 2010, we adopted the amendments in ASU 2009-17 and ASU 2010-10, and accordingly reconsidered our involvement with all our VIEs and the primary beneficiary of the VIEs. We concluded we are the primary beneficiary of the VIEs associated with our investments in Credit-Linked Notes ("CLNs"), and as such, consolidated all of the assets and liabilities of these VIEs and recorded a cumulative effect adjustment of $169 million, after-tax, to the beginning balance of retained earnings as of January 1, 2010. In addition, we considered our investments in LPs and other alternative investments, and concluded these investments are within the scope of the deferral in ASU 2010-10, and as such they are not

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currently subject to the amended consolidation guidance in ASU 2009-17. As a result, we will continue to account for our alternative investments consistent with the accounting policy in Note 1. See Note 4 for more detail regarding the consolidation of our VIEs.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In January 2010, the FASB issued ASU No. 2010-06, "Improving Disclosures about Fair Value Measurements" ("ASU 2010-06"), which required additional disclosure related to the three-level fair value hierarchy. We adopted the disclosure requirements related to significant transfers in and out of Levels 1 and 2 of the fair value hierarchy, and fair value disclosures related to pension and postretirement benefit plan assets effective January 1, 2010. Effective January 1, 2011, we adopted the remaining disclosure amendments in ASU 2010-06 requiring us to separately present information related to purchases, sales, issuances and settlements in the reconciliation of fair value measurements classified as Level 3, and have included the disclosure in Note 21 for the year ended December 31, 2011.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In April 2010, the FASB issued ASU No. 2010-15, "How Investments Held through Separate Accounts Affect an Insurer's Consolidation Analysis of Those Investments" ("ASU 2010-15"), to clarify a consolidation issue for insurance entities that hold a controlling interest in an investment fund either partially or completely through separate accounts. ASU 2010-15 concludes that an insurance entity would not be required to consider interests held in separate accounts when determining whether or not to consolidate an investment fund, unless the separate account interest is held for the benefit of a related party. If an investment fund is consolidated, the portion of the assets representing interests held in separate accounts would be recorded as a separate account asset with a corresponding separate account liability. The remaining investment fund assets would be consolidated in the insurance entity's general accounts.
We adopted the accounting guidance in ASU 2010-15 effective January 1, 2011, and applied the accounting guidance retrospectively to our separate accounts. The adoption did not have a material effect on our consolidated financial condition and results of operations.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In December 2010, the FASB issued ASU No. 2010-28, "When to Perform Step 2 of the Goodwill Impairment Test for Reporting Units with Zero or Negative Carrying Amounts" ("ASU 2010-28"). Generally, reporting units with zero or negative carrying amounts will pass Step 1 of the goodwill impairment test as the fair value will exceed carrying value; therefore, goodwill impairment would not be assessed under Step 2. ASU 2010-28 modifies Step 1 of the goodwill impairment test for reporting units with zero or negative carrying amounts, and requires these reporting units perform Step 2 of the impairment test to determine if it is more likely than not that goodwill impairment exists. We adopted ASU 2010-28 effective January 1, 2011, and the adoption did not have a material effect on our consolidated financial condition and results of operations.

INVESTMENTS -- DEBT AND EQUITY SECURITIES TOPIC

In April 2009, the FASB replaced the guidance in the Investments - Debt and Equity Securities Topic of the FASB ASC related to OTTI. Our accounting policy for OTTI, included in Note 1, reflects these changes adopted by the FASB. As a result of adopting this accounting guidance, effective January 1, 2009, we recorded an increase of $97 million to the opening balance of retained earnings with a corresponding decrease to accumulated OCI on our Consolidated Statements of Stock-holders' Equity to reclassify the noncredit portion of previously other-than-temporarily impaired debt securities held as of January 1, 2009. The cumulative effect adjustment was calculated for all debt securities held as of January 1, 2009, for which an OTTI was previously recognized, and for which we did not intend to sell the security and it was not more likely than not that we would be required to sell the security before recovery of its amortized cost, by comparing the present value of cash flows expected to be received as of January 1, 2009, to the amortized cost basis of the debt securities. In addition, because the carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on fixed maturity AFS securities, we recognized a true-up to our DAC, VOBA, DSI and DFEL balances for this cumulative effect adjustment.

Information regarding our calculation of OTTI is included in Note 5, and the amount of OTTI recognized in accumulated OCI is provided in Note 14.

RECEIVABLES TOPIC

In July 2010, the FASB issued ASU No. 2010-20, "Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses" ("ASU 2010-20") to provide more information regarding the nature of the risk associated with financing receivables and how the assessment of the risk is used to estimate the allowance for credit losses. ASU 2010-20 was adopted over two reporting periods, and comparative disclosures were not required for earlier reporting periods ending prior to the initial adoption date. The remaining disclosure requirement related to the activity in our allowance for mortgage loans on real estate losses was effective January 1, 2011, and is provided in Note 5.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

BALANCE SHEET TOPIC

In December 2011, the FASB issued ASU No. 2011-11, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"), to address certain comparability issues between financial statements prepared in accordance with GAAP and those prepared in accordance with International Financial Reporting Standards. ASU 2011-11 will require an entity to provide enhanced disclosures about financial instruments and derivative instruments to enable users to understand the effects of offsetting in the financial statements as well as the effects of master netting arrangements on an entity's financial position. The disclosures required by ASU 2011-11 are effective for annual and interim reporting periods beginning on or after January 1, 2013, with respective disclosures required for all comparative periods presented. We will adopt the disclosure requirements in

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ASU 2011-11 effective January 1, 2013, and are currently evaluating the appropriate location for these disclosures in the notes to our financial statements.

COMPREHENSIVE INCOME TOPIC

In June 2011, the FASB issued ASU No. 2011-05, "Presentation of Comprehensive Income" ("ASU 2011-05"), with an objective of increasing the prominence of items reported in other comprehensive income ("OCI"). The amendments in ASU 2011-05 provide entities with the option to present the total of comprehensive income, the components of net income and the components of OCI in either a single continuous statement of comprehensive income or in two separate but consecutive statements. In addition, ASU 2011-05 requires entities to present reclassification adjustments for each component of AOCI in both net income and OCI on the face of the financial statements, however in December 2011, the FASB deferred this presentation requirement by issuing ASU No. 2011-12, "Deferral of the Effective Date for Amendments to the Presentation of Reclassifications of Items Out of Accumulated Other Comprehensive Income in Accounting Standards Update No. 2011-05" ("ASU 2011-12"). The FASB is considering operational concerns about the presentation requirements and the needs of financial statement users for additional information about reclassification adjustments. As noted in ASU 2011-12, the deferral does not affect the requirements in ASU 2011-5 to present the items of net income, OCI and total comprehensive income in a single continuous or two consecutive statements. In addition, entities will still be required to present amounts reclassified out of AOCI on the face of the financial statements or in the notes to the financial statements. ASU 2011-05 and ASU 2011-12 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2011. Early adoption is permitted and the accounting guidance in ASU 2011-05 not subject to the deferral in ASU 2011-12 must be applied retrospectively. We will adopt the provisions of ASU 2011-05 and ASU 2011-12 in our 2012 financial statements and are currently evaluating our options for the presentation of comprehensive income.

FAIR VALUE MEASUREMENTS AND DISCLOSURES TOPIC

In May 2011, the FASB issued ASU No. 2011-04, "Amendments to Achieve Common
Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards" ("ASU 2011-04"), which was issued to create a consistent framework for the application of fair value measurement across jurisdictions. The amendments include wording changes to GAAP in order to clarify the FASB's intent about the application of existing fair value measurements and disclosure requirements, as well as to change a particular principle or existing requirement for measuring fair value or disclosing information about fair value measurements. There are no additional fair value measurements required upon the adoption of ASU 2011-04. The amendments are effective, prospectively, for interim and annual reporting periods beginning after December 15, 2011. Early adoption is prohibited. We will adopt the provisions of ASU 2011-04 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

FINANCIAL SERVICES -- INSURANCE INDUSTRY TOPIC

In October 2010, the FASB issued ASU No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), which clarifies the types of costs incurred by an insurance entity that can be capitalized in the acquisition of insurance contracts. Only those costs incurred which result directly from and are essential to the successful acquisition of new or renewal insurance contracts may be capitalized. Incremental costs related to unsuccessful attempts to acquire insurance contracts must be expensed as incurred. Under ASU 2010-26, the capitalization criteria in the direct-response advertising guidance of the Other Assets and Deferred Costs Topic of the FASB ASC must be met in order to capitalize advertising costs. The amendments are effective for fiscal years and interim periods beginning after December 15, 2011. Early adoption is permitted and an entity may elect to apply the guidance prospectively or retrospectively. We will adopt the provisions of ASU 2010-26 effective January 1, 2012, and currently estimate that retrospective adoption will result in the restatement of all years presented with a cumulative effect adjustment to the opening balance of retained earnings for the earliest period presented of approximately $969 million to $1.17 billion. In addition, the adoption of this accounting guidance will result in a lower DAC adjustment associated with unrealized gains and losses on AFS securities and certain derivatives; therefore, we will also adjust these DAC through a cumulative effect adjustment to the opening balance of AOCI. This adjustment is dependent on our unrealized position as of the date of adoption.

INTANGIBLES -- GOODWILL AND OTHER TOPIC

In September 2011, the FASB issued ASU No. 2011-08, "Testing Goodwill for Impairment" ("ASU 2011-08"), which provides an option to first assess qualitative factors to determine if it is necessary to complete the two-step goodwill impairment test. If an assessment of the relevant events and circumstances leads to a conclusion that it is not more likely than not that the fair value of a reporting unit is less than its carrying value, then performing the two-step impairment test is unnecessary. However, if a conclusion is reached otherwise, the two-step impairment test, that is currently required under the FASB ASC, must be completed. An entity has an unconditional option to bypass the qualitative assessment for any reporting unit and proceed directly to the two-step goodwill impairment test, and resume qualitative assessment for the same reporting unit in a subsequent reporting period. The amendments in ASU 2011-08 will be effective for interim and annual goodwill impairment tests performed for fiscal years beginning after December 15, 2011, with early adoption permitted. We will adopt the provisions of ASU 2011-08 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

TRANSFERS AND SERVICING TOPIC

In April 2011, the FASB issued ASU No. 2011-03, "Reconsideration of Effective Control for Repurchase Agreements" ("ASU 2011-03"), which revises the criteria for assessing effective control for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem

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financial assets before their maturity. The determination of whether the transfer of a financial asset subject to a repurchase agreement is a sale is based, in part, on whether the entity maintains effective control over the financial asset. ASU 2011-03 removes the following from the assessment of effective control: the criterion requiring the transferor to have the ability to repurchase or redeem the financial asset on substantially the agreed terms, even in the event of default by the transferee, and the related requirement to demonstrate that the transferor possesses adequate collateral to fund substantially all the cost of purchasing replacement financial assets. The amendments in ASU 2011-03 will be effective for interim and annual reporting periods beginning on or after December 15, 2011, early adoption is prohibited and the amendments will be applied prospectively to transactions or modifications of existing transactions that occur on or after the effective date. We will adopt the provisions of ASU 2011-03 effective January 1, 2012, and do not expect the adoption will have a material effect on our consolidated financial condition and results of operations.

3. REINSURANCE CEDED, REINSURANCE RECAPTURED AND CAPITAL CONTRIBUTIONS

REINSURANCE CEDED TO LINCOLN NATIONAL REINSURANCE COMPANY (BARBADOS) LIMITED ("LNBAR")

We completed a reinsurance transaction during the fourth quarter of 2010 whereby we ceded a block of business to LNBAR, a wholly-owned subsidiary of LNC, which resulted in the release of $151 million of capital previously supporting a portion of statutory reserves related to our term insurance products. The following summarizes the effect of this transaction (in millions) on our Consolidated Balance Sheets as of December 31, 2010:

ASSETS
Deferred acquisition costs                      $(148)
Other assets                                      (40)
                                                -----
   Total assets                                 $(188)
                                                =====

LIABILITIES

Future contract benefits                        $ (72)
Deferred gain (loss) on business sold through
   reinsurance                                    (76)
Other liabilities                                 (40)
                                                -----
   Total liabilities                            $(188)
                                                =====

REINSURANCE RECAPTURED FROM LNBAR

During 2011 and 2010, we recaptured portions of business previously ceded to LNBAR. The following summarizes the effect of these transactions (in millions) on our Consolidated Balance Sheets:

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011      2010
                                            ----      ----
ASSETS
Cash                                       $ 204      $  25
Deferred acquisition costs                   243        110
                                           -----      -----
   Total assets                            $ 447      $ 135
                                           =====      =====
LIABILITIES
Future contract benefits                   $ 613      $ 387
Other contract holder funds                   18         22
Funds withheld reinsurance liabilities      (300)      (346)
Deferred gain (loss) on business sold
   through reinsurance                       106         42
Other liabilities                              4         10
                                           -----      -----
   Total liabilities                       $ 441      $ 115
                                           =====      =====

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011      2010
                                            ----      ----
REVENUES AND EXPENSES
Amortization of deferred gain (loss) on
   business sold through reinsurance:
   Write-off of unamortized deferred
   gain (loss)                              $ 34      $(42)
   Gain on recapture                             --     17
Benefits                                     (24)       55
Federal income tax expense                    (4)      (10)
                                            ----      ----
   Net income                               $  6      $ 20
                                            ====      ====

CAPITAL CONTRIBUTIONS

On May 7, 2009, LNC transferred ownership of LFM to LNL. On December 30, 2011, LNC transferred ownership of LIAC to LNL. In addition, LNC assumed certain liabilities from LNL during 2011 (reflected in "Other" in the table below). The following summarizes the effect of these capital contributions (in millions):

                                             FOR THE YEARS
                                          ENDED DECEMBER 31,
                                          -------------------
                                          2011    2011   2009
                                          ----   -----   ----
                                          LIAC   OTHER    LFM
                                           ---    ---    ----
Cash and invested cash                     $ 1    $--    $  1
Goodwill                                    --     --     174
Specifically identifiable intangible
   assets                                   --     --     168
Other assets                                 9     --      21
Short-term debt                             --     --     (14)
Other liabilities                           (5)     5     (70)
                                           ---    ---    ----
   Total(1)                                $ 5    $ 5    $280
                                           ===    ===    ====

----------
(1) Reported in capital contribution from LNC on our Consolidated Statements of Stockholder's Equity.

4. VARIABLE INTEREST ENTITIES

CONSOLIDATED VIES

CLNS

We have invested in the Class 1 notes of two CLN structures, which represent special purpose trusts combining asset-backed securities with credit default swaps to produce multi-class structured securities. The CLN structures also include subordinated Class 2 notes, which are held by third parties, and, together with the Class 1 notes, represent 100% of the outstanding notes of the CLN structures. The entities that issued the CLNs are financed by the note holders, and, as such, the note holders participate in the expected losses and residual returns of the entities.

Because the note holders do not have voting rights or similar rights, we determined the entities issuing the CLNs are VIEs, and as a note holder, our interest represented a variable interest. We have the power to direct the most significant activity affecting the performance of both CLN structures, as we have the ability to actively manage the reference portfolio underlying the credit default swaps. In addition, we receive returns from the CLN structures and may absorb losses that could potentially be significant to the CLN structures. As such, we concluded that we are the primary beneficiary of the VIEs associated with the CLNs. We reflected the assets and liabilities on our Consolidated Balance Sheets and recognized the results of operations of these VIEs on our Consolidated Statements of Income (Loss) since adopting new accounting guidance in 2010. See "Consolidations Topic" in Note 2 for more detail regarding the effect of the adoption.

As a result of consolidating the CLNs, we also consolidate the derivative instruments in the CLN structures. The credit default swaps create variability in the CLN structures and expose the note holders to the credit risk of the referenced portfolio. The contingent forwards transfer a portion of the loss in the underlying fixed maturity corporate asset-backed credit card loan securities back to the counterparty after credit losses reach our attachment point.

The following summarizes information regarding the CLN structures (dollars in millions) as of December 31, 2011:

                                         AMOUNT AND
                                      DATE OF ISSUANCE
                                   ----------------------
                                      $400         $200
                                    DECEMBER      APRIL
                                      2006         2007
                                   ----------   ---------
Original attachment point
   (subordination)                       5.50%       2.05%
Current attachment point
   (subordination)                       4.17%       1.48%
Maturity                           12/20/2016   3/20/2017
Current rating of tranche                  B+         Ba2
Current rating of underlying
   collateral pool                     Aa1-B3    Aaa-Caa1
Number of defaults in underlying
   collateral pool                          2           2
Number of entities                        123          99
Number of countries                        19          22

There has been no event of default on the CLNs themselves. Based upon our analysis, the remaining subordination as represented by the attachment point should be sufficient to absorb future credit losses, subject to changing market conditions. Similar to other debt market instruments, our maximum principal loss is limited to our original investment.

The following summarizes the exposure of the CLN structures' underlying collateral by industry and rating as of December 31, 2011:

                                   AAA    AA      A     BBB    BB    B    CCC   TOTAL
                                   ---   ----   ----   ----   ---   ---   ---   -----
INDUSTRY
Telecommunications                  --%    --%   5.5%   4.8%  0.4%  0.5%   --%   11.2%
Financial intermediaries           0.3%   3.3%   6.4%   0.5%   --%   --%   --%   10.5%
Oil and gas                         --%   0.7%   1.0%   4.6%   --%   --%   --%    6.3%
Utilities                           --%    --%   3.1%   1.4%   --%   --%   --%    4.5%
Chemicals and plastics              --%    --%   2.3%   1.2%  0.4%   --%   --%    3.9%
Drugs                              0.3%   2.2%   1.2%    --%   --%   --%   --%    3.7%
Retailers (except food and drug)    --%    --%   2.1%   0.9%  0.5%   --%   --%    3.5%
Industrial equipment                --%    --%   3.0%   0.3%   --%   --%   --%    3.3%
Sovereign                           --%   0.7%   1.6%   1.0%   --%   --%   --%    3.3%
Food products                       --%   0.3%   1.8%   1.1%   --%   --%   --%    3.2%
Conglomerates                       --%   2.6%   0.5%    --%   --%   --%   --%    3.1%
Forest products                     --%    --%    --%   1.6%  1.4%   --%   --%    3.0%
Other                               --%   3.0%  14.9%  17.3%  3.5%  1.5%  0.3%   40.5%
                                   ---   ----   ----   ----   ---   ---   ---   -----
   Total                           0.6%  12.8%  43.4%  34.7%  6.2%  2.0%  0.3%  100.0%
                                   ===   ====   ====   ====   ===   ===   ===   =====

STATUTORY TRUST NOTE

In August 2011, we purchased a $100 million note issued by a statutory trust ("Issuer") in a private placement offering. The proceeds were used by the Issuer to purchase U.S. Treasury securities to be held as collateral assets supporting an excess mortality swap. Our maximum exposure to loss is limited to our original investment in the notes. We have concluded that the Issuer of the note is a VIE as the entity does not have sufficient equity to support its activities without additional financial support, and as a note holder, our interest represents a variable interest. In our evaluation of the primary beneficiary, we concluded that our economic interest was greater than our stated power. As a result, we concluded that we are the primary beneficiary of the VIE and consolidated all of the assets and liabilities of the Issuer on our Consolidated Balance Sheets as of August 1, 2011.

Asset and liability information (dollars in millions) for these consolidated VIEs included on our Consolidated Balance Sheets was as follows:

                                         AS OF DECEMBER 31, 2011             AS OF DECEMBER 31, 2010
                                    ---------------------------------   ---------------------------------
                                       NUMBER                            NUMBER
                                         OF       NOTIONAL   CARRYING      OF         NOTIONAL   CARRYING
                                    INSTRUMENTS    AMOUNTS     VALUE    INSTRUMENTS    AMOUNTS     VALUE
                                    -----------   --------   --------   -----------   --------   --------
ASSETS
Fixed maturity securities:
   Asset-backed credit card loan        N/A         $ --       $592         N/A         $ --       $584
   U.S. Government bonds                N/A           --        108         N/A           --         --
Excess mortality swap                     1          100         --          --           --         --
                                        ---         ----       ----         ---         ----       ----
   Total assets(1)                        1         $100       $700          --         $ --       $584
                                        ---         ----       ----         ---         ----       ----
LIABILITIES

Non-qualifying hedges:
   Credit default swaps                   2         $600       $295           2         $600       $215
   Contingent forwards                    2           --         (4)          2           --         (6)
                                        ---         ----       ----         ---         ----       ----
      Total non-qualifying hedges         4          600        291           4          600        209
                                        ---         ----       ----         ---         ----       ----
Federal income tax                      N/A           --        (98)        N/A           --        (77)
                                        ---         ----       ----         ---         ----       ----
         Total liabilities(2)             4         $600       $193           4         $600       $132
                                        ===         ====       ====         ===         ====       ====

----------
(1) Reported in VIEs' fixed maturity securities on our Consolidated Balance Sheets.

(2)  Reported in VIEs' liabilities on our Consolidated Balance Sheets.

For details related to the fixed maturity AFS securities for these VIEs, see
Note 5.

As described more fully in Note 1, we regularly review our investment holdings for OTTI. Based upon this review, we believe that the fixed maturity securities were not other-than-temporarily impaired as of December 31, 2011.

The gains (losses) for these consolidated VIEs (in millions) recorded on our Consolidated Statements of Income (Loss) were as follows:

                                    FOR THE YEARS ENDED
                                        DECEMBER 31,
                                    -------------------
                                      2011       2010
                                    --------   --------
NON-QUALIFYING HEDGES
Credit default swaps                  $(80)      $25
Contingent forwards                     (2)       (9)
                                      ----       ---
   Total non-qualifying hedges(1)     $(82)      $16
                                      ====       ===

----------
(1)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

UNCONSOLIDATED VIES

Effective December 31, 2010, we issued a $500 million long-term senior note in exchange for a corporate bond AFS security of like principal and duration from a non-affiliated VIE whose primary activities are to acquire, hold and issue notes and loans, as well as pay and collect interest on the notes and loans. We have concluded that we are not the primary beneficiary of this VIE because we do not have power over the activities that most significantly affect its economic performance.

Through our investment activities, we make passive investments in structured securities issued by VIEs for which we are not the manager. These structured securities include our RMBS, CMBS and CDOs. We have not provided financial or other support with respect to these VIEs other than our original investment. We have determined that we are not the primary beneficiary of these VIEs due to the relative size of our investment in comparison to the principal amount of the structured securities issued by the VIEs and the level of credit subordination that reduces our obligation to absorb losses or right to receive benefits. Our maximum exposure to loss on these structured securities is limited to the amortized cost for these investments. We recognize our variable interest in these VIEs at fair value on our Consolidated Balance Sheets. For information about these structured securities, see Note 5.

5. INVESTMENTS

AFS SECURITIES

Pursuant to the Fair Value Measurements and Disclosures Topic of the FASB ASC, we have categorized AFS securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in Note 1, which also includes additional disclosures regarding our fair value measurements.

The amortized cost, gross unrealized gains, losses and OTTI and fair value of AFS securities (in millions) were as follows:

                                                      AS OF DECEMBER 31, 2011
                                             ----------------------------------------
                                                          GROSS UNREALIZED
                                             AMORTIZED  --------------------    FAIR
                                               COST      GAINS  LOSSES  OTTI   VALUE
                                             ---------  ------  ------  ----  -------
FIXED MATURITY SECURITIES
Corporate bonds                               $52,665   $5,989   $507   $ 60  $58,087
U.S. Government bonds                             395       50     --     --      445
Foreign government bonds                          654       64     --     --      718
RMBS                                            7,331      522     70    119    7,664
CMBS                                            1,563       68     93      9    1,529
CDOs                                              120       --     19     --      101
State and municipal bonds                       3,399      553      9     --    3,943
Hybrid and redeemable preferred securities      1,239       47    166     --    1,120
VIEs' fixed maturity securities                   673       27     --     --      700
                                              -------   ------   ----   ----  -------
   Total fixed maturity securities             68,039    7,320    864    188   74,307
Equity securities                                 135       16     12     --      139
                                              -------   ------   ----   ----  -------
      Total AFS securities                    $68,174   $7,336   $876   $188  $74,446
                                              =======   ======   ====   ====  =======

                                                      AS OF DECEMBER 31, 2010
                                             ----------------------------------------
                                                          GROSS UNREALIZED
                                             AMORTIZED  --------------------    FAIR
                                               COST      GAINS  LOSSES  OTTI   VALUE
                                             ---------  ------  ------  ----  -------
FIXED MATURITY SECURITIES
Corporate bonds                               $47,920   $3,470  $  597  $ 78  $50,715
U.S. Government bonds                             106       16      --    --      122
Foreign government bonds                          459       37       2    --      494
RMBS                                            8,224      409     112   140    8,381
CMBS                                            2,047       89     165     6    1,965
CDOs                                              173       21      13     8      173
State and municipal bonds                       3,150       26      91    --    3,085
Hybrid and redeemable preferred securities      1,433       55     134    --    1,354
VIEs' fixed maturity securities                   570       14      --    --      584
                                              -------   ------  ------  ----  -------
   Total fixed maturity securities             64,082    4,137   1,114   232   66,873
Equity securities                                 119       25       4    --      140
                                              -------   ------  ------  ----  -------
      Total AFS securities                    $64,201   $4,162  $1,118  $232  $67,013
                                              =======   ======  ======  ====  =======

The amortized cost and fair value of fixed maturity AFS securities by contractual maturities (in millions) were as follows:

                                         AS OF DECEMBER 31, 2011
                                         -----------------------
                                           AMORTIZED     FAIR
                                              COST      VALUE
                                           ---------   -------
Due in one year or less                     $ 2,270    $ 2,305
Due after one year through five years        12,127     12,971
Due after five years through ten years       21,973     24,054
Due after ten years                          22,655     25,683
                                            -------    -------
   Subtotal                                  59,025     65,013
                                            -------    -------
MBS                                           8,894      9,193
CDOs                                            120        101
                                            -------    -------
      Total fixed maturity AFS securities   $68,039    $74,307
                                            =======    =======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses, including the portion of OTTI recognized in OCI, of AFS securities (dollars in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                    AS OF DECEMBER 31, 2011
                                                                ---------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                -------------------   -------------------   -------------------
                                                                            GROSS                 GROSS                 GROSS
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR    LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI       VALUE      OTTI
                                                                ------   ----------   ------   ----------   ------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $2,764      $152      $1,420      $415      $4,184     $  567
RMBS                                                               525       118         408        71         933        189
CMBS                                                               173        15         136        87         309        102
CDOs                                                                 9         1          80        18          89         19
State and municipal bonds                                           31        --          30         9          61          9
Hybrid and redeemable preferred securities                         315        23         340       143         655        166
                                                                ------      ----      ------      ----      ------     ------
   Total fixed maturity securities                               3,817       309       2,414       743       6,231      1,052
Equity securities                                                   38        12          --        --          38         12
                                                                ------      ----      ------      ----      ------     ------
      Total AFS securities                                      $3,855      $321      $2,414      $743      $6,269     $1,064
                                                                ======      ====      ======      ====      ======     ======
Total number of AFS securities in an unrealized loss position                                                             891
                                                                                                                       ======

                                                                                    AS OF DECEMBER 31, 2010
                                                                ---------------------------------------------------------------
                                                                 LESS THAN OR EQUAL       GREATER THAN
                                                                  TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                                -------------------   -------------------  --------------------
                                                                            GROSS                 GROSS                 GROSS
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                                 FAIR    LOSSES AND    FAIR    LOSSES AND    FAIR    LOSSES AND
                                                                 VALUE      OTTI       VALUE      OTTI      VALUE       OTTI
                                                                ------   ----------   ------   ----------  -------   ----------
FIXED MATURITY SECURITIES
Corporate bonds                                                 $5,155      $289      $1,944      $386     $ 7,099     $  675
Foreign government bonds                                            19        --           9         2          28          2
RMBS                                                               628       121         702       131       1,330        252
CMBS                                                                73         8         278       163         351        171
CDOs                                                                --        --         146        21         146         21
State and municipal bonds                                        1,849        81          26        10       1,875         91
Hybrid and redeemable preferred securities                         199         9         547       125         746        134
                                                                ------      ----      ------      ----     -------     ------
   Total fixed maturity securities                               7,923       508       3,652       838      11,575      1,346
Equity securities                                                    3         4          --        --           3          4
                                                                ------      ----      ------      ----     -------     ------
      Total AFS securities                                      $7,926      $512      $3,652      $838     $11,578     $1,350
                                                                ======      ====      ======      ====     =======     ======
Total number of AFS securities in an unrealized loss position                                                           1,196
                                                                                                                       ======

For information regarding our investments in VIEs, see Note 4.

The fair value, gross unrealized losses, the portion of OTTI recognized in OCI (in millions) and number of AFS securities where the fair value had declined and remained below amortized cost by greater than 20% were as follows:

                                                              AS OF DECEMBER 31, 2011
                                                      --------------------------------------
                                                                   GROSS
                                                                 UNREALIZED        NUMBER
                                                       FAIR    -------------         OF
                                                       VALUE   LOSSES   OTTI   SECURITIES(1)
                                                      ------   ------   ----   -------------
Less than six months                                  $  378    $123    $ 29         56
Six months or greater, but less than nine months          51      28      12         18
Nine months or greater, but less than twelve months        2      --       1          7
Twelve months or greater                                 596     454     102        175
                                                      ------    ----    ----        ---
   Total                                              $1,027    $605    $144        256
                                                      ======    ====    ====        ===

                                                              AS OF DECEMBER 31, 2010
                                                      --------------------------------------
                                                                   GROSS
                                                                 UNREALIZED        NUMBER
                                                       FAIR    -------------         OF
                                                       VALUE   LOSSES   OTTI   SECURITIES(1)
                                                      ------   ------   ----   -------------
Less than six months                                  $  169    $ 73    $  4         41
Six months or greater, but less than nine months          55      20      --         13
Nine months or greater, but less than twelve months       39      15       1         13
Twelve months or greater                                 884     501     171        224
                                                      ------    ----    ----        ---
Total                                                 $1,147    $609    $176        291
                                                      ======    ====    ====        ===

----------
(1) We may reflect a security in more than one aging category based on various purchase dates.

We regularly review our investment holdings for OTTI. Our gross unrealized losses on AFS securities as of December 31, 2011, decreased $286 million in comparison to December 31, 2010. This change was attributable primarily to a decline in overall market yields, which was driven by market uncertainty and weakening economic activity. As discussed further below, we believe the unrealized loss position as of December 31, 2011, does not represent OTTI as we did not intend to sell these fixed maturity AFS securities, it is not more likely than not that we will be required to sell the fixed maturity AFS securities before recovery of their amortized cost basis, the estimated future cash flows were equal to or greater than the amortized cost basis of the debt securities, or we had the ability and intent to hold the equity AFS securities for a period of time sufficient for recovery.

Based upon this evaluation as of December 31, 2011, management believed we had the ability to generate adequate amounts of cash from our normal operations (e.g., insurance premiums and fees and investment income) to meet cash re-quirements with a prudent margin of safety without requiring the sale of our temporarily-impaired securities.

As of December 31, 2011, the unrealized losses associated with our corporate bond securities were attributable primarily to secu-rities that were backed by commercial loans and individual issuer companies. For our corporate bond securities with commercial loans as the underlying collateral, we evaluated the projected credit losses in the underlying collateral and concluded that we had sufficient subordination or other credit enhancement when compared with our estimate of credit losses for the individual security and we expected to recover the entire amortized cost for each security. For individual issuers, we performed detailed analysis of the financial performance of the issuer and determined that we expected to recover the entire amortized cost for each security.

As of December 31, 2011, the unrealized losses associated with our MBS and CDOs were attributable primarily to collateral losses and credit spreads. We assessed for credit impairment using a cash flow model as discussed above. The key assumptions included default rates, severities and prepayment rates. We estimated losses for a security by forecasting the underlying loans in each transaction. The forecasted loan performance was used to project cash flows to the various tranches in the structure, as applicable. Our forecasted cash flows also considered, as applicable, independent industry analyst reports and forecasts, sector credit ratings and other independent market data. Based upon our assessment of the expected credit losses of the security given the performance of the underlying collateral compared to our subordination or other credit enhancement, we expected to recover the entire amortized cost basis of each security.

As of December 31, 2011, the unrealized losses associated with our hybrid and redeemable preferred securities were attributable primarily to wider credit spreads caused by illiquidity in the market and subordination within the capital structure, as well as credit risk of specific issuers. For our hybrid and redeemable preferred securities, we evaluated the financial performance of the issuer based upon credit performance and investment ratings and determined we expected to recover the entire amortized cost of each security.

Changes in the amount of credit loss of OTTI recognized in net income (loss) where the portion related to other factors was recognized in OCI (in millions) on fixed maturity AFS securities were as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
Balance as of beginning-of-year                              $309   $260   $ --
   Cumulative effect from adoption of new accounting
      standard                                                 --     --     30
   Increases attributable to:
      Credit losses on securities for which an OTTI was not
         previously recognized                                 54     13    259
      Credit losses on securities for which an OTTI was
         previously recognized                                 68     61     --
   Decreases attributable to:
      Securities sold                                         (51)   (25)   (29)
                                                             ----   ----   ----
         Balance as of end-of-year                           $380   $309   $260
                                                             ====   ====   ====

During the years ended December 31, 2011, 2010 and 2009, we recorded credit losses on securities for which an OTTI was not previously recognized as we determined the cash flows expected to be collected would not be sufficient to recover the entire amortized cost basis of the debt security. The credit losses we recorded on securities for which an OTTI was not previously recognized were attributable primarily to one or a combination of the following reasons:

     -    Failure of the issuer of the security to make scheduled payments;

     -    Deterioration of creditworthiness of the issuer;

     -    Deterioration of conditions specifically related to the security;

     - Deterioration of fundamentals of the industry in which the issuer operates;

     - Deterioration of fundamentals in the economy including, but not limited to, higher unemployment and lower housing prices; and

     -    Deterioration of the rating of the security by a rating agency.

We recognize the OTTI attributed to the noncredit portion as a separate component in OCI referred to as unrealized OTTI on AFS securities.

TRADING SECURITIES

Trading securities at fair value (in millions) consisted of the following:

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2011    2010
                                               ------  ------
FIXED MATURITY SECURITIES
Corporate bonds                                $1,780  $1,674
U.S. Government bonds                             376     362
Foreign government bonds                           39      29
RMBS                                              237     247
CMBS                                               31      67
CDOs                                                4       5
State and municipal bonds                          24      22
Hybrid and redeemable preferred securities         45      51
                                               ------  ------
   Total fixed maturity securities              2,536   2,457
Equity securities                                   2       2
                                               ------  ------
      Total trading securities                 $2,538  $2,459
                                               ======  ======

The portion of the market adjustment for losses that relate to trading securities still held as of December 31, 2011, 2010 and 2009, was $115 million, $86 million and $126 million, respectively.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in California and Texas, which accounted for approximately 32% and 31% of mortgage loans on real estate as of December 31, 2011 and 2010, respectively.

The following provides the current and past due composition of our mortgage loans on real estate (in millions):

                                             AS OF DECEMBER 31,
                                             ------------------
                                                2011    2010
                                               ------  ------
Current                                        $6,579  $6,419
Valuation allowance associated with
   impaired mortgage loans on real estate          (3)     (8)
Unamortized premium (discount)                     13      20
                                               ------  ------
   Total carrying value                        $6,589  $6,431
                                               ======  ======

The number of impaired mortgage loans on real estate, each of which had an associated specific valuation allowance, and the carrying value of impaired mortgage loans on real estate (dollars in millions) were as follows:

                                                              AS OF DECEMBER 31,
                                                              ------------------
                                                                  2011   2010
                                                                  ----   ----
Number of impaired mortgage loans on real estate                     3      6
                                                                   ===    ===
Principal balance of impaired mortgage loans on real estate        $11    $52
Valuation allowance associated with impaired mortgage loans
   on real estate                                                   (3)    (8)
                                                                   ---    ---
   Carrying value of impaired mortgage loans on real estate        $ 8    $44
                                                                   ===    ===

The average carrying value on the impaired mortgage loans on real estate (in millions) was as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                              2011   2010   2009
                                                              ----   ----   ----
Average carrying value for impaired mortgage loans on
    real estate                                                $15    $29    $ 8
Interest income recognized on impaired mortgage loans on
    real estate                                                  1      3     --
Interest income collected on impaired mortgage loans on
    real estate                                                  1      3     --

As described in Note 1, we use the loan-to-value and debt-service coverage ratios as credit quality indicators for our mortgage loans, which were as follows (dollars in millions):

                                            AS OF DECEMBER 31, 2011        AS OF DECEMBER 31, 2010
                                         ----------------------------   ----------------------------
                                                               DEBT-                          DEBT-
                                                              SERVICE                        SERVICE
                                         PRINCIPAL    % OF   COVERAGE   PRINCIPAL    % OF   COVERAGE
                                           AMOUNT    TOTAL     RATIO      AMOUNT    TOTAL     RATIO
                                         ---------   -----   --------   ---------   -----   --------
LOAN-TO-VALUE
Less than 65%                              $5,173     78.6%    1.61       $4,677     72.9%    1.61
65% to 74%                                  1,130     17.2%    1.38        1,429     22.3%    1.41
75% to 100%                                   256      3.9%    0.95          143      2.2%    0.86
Greater than 100%                              20      0.3%    0.73          170      2.6%    1.15
                                           ------    -----                ------    -----
   Total mortgage loans on real estate     $6,579    100.0%               $6,419    100.0%
                                           ======    =====                ======    =====

ALTERNATIVE INVESTMENTS

As of December 31, 2011 and 2010, alternative investments included investments in approximately 96 and 95 different partnerships, respectively, and the portfolio represented less than 1% of our overall invested assets.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Consolidated Statements of Income (Loss) were as follows:

                                                                     FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                  ------------------------
                                                                   2011     2010     2009
                                                                  ------   ------   ------
Fixed maturity AFS securities                                     $3,724   $3,577   $3,361
VIEs' fixed maturity AFS securities                                   14       14       --
Equity AFS securities                                                  5        5        7
Trading securities                                                   145      148      148
Mortgage loans on real estate                                        392      407      441
Real estate                                                           18       16       17
Standby real estate equity commitments                                 1        1        1
Policy loans                                                         161      167      169
Invested cash                                                          3        5        8
Commercial mortgage loan prepayment and bond makewhole premiums       75       61       22
Alternative investments                                               90       93      (54)
Consent fees                                                           3        8        5
Other investments                                                    (14)      (7)       8
                                                                  ------   ------   ------
Investment income                                                  4,617    4,495    4,133
Investment expense                                                  (127)    (133)    (127)
                                                                  ------   ------   ------
   Net investment income                                          $4,490   $4,362   $4,006
                                                                  ======   ======   ======

REALIZED GAIN (LOSS) RELATED TO CERTAIN INVESTMENTS

The detail of the realized gain (loss) related to certain investments (in millions) was as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                       ---------------------
                                                        2011    2010    2009
                                                       -----   -----   -----
Fixed maturity AFS securities:
   Gross gains                                         $  84   $ 100   $ 154
   Gross losses                                         (218)   (241)   (687)
Equity AFS securities:
   Gross gains                                            10       9       5
   Gross losses                                           --      (4)    (27)
Gain (loss) on other investments                          27      (4)   (100)
Associated amortization of DAC, VOBA, DSI and DFEL
   and changes in other contract holder funds            (13)      8     157
                                                       -----   -----   -----
      Total realized gain (loss) related to certain
         investments                                   $(110)  $(132)  $(498)
                                                       =====   =====   =====

Details underlying write-downs taken as a result of OTTI (in millions) that were recognized in net income (loss) and included in realized gain (loss) on AFS securities above, and the portion of OTTI recognized in OCI (in millions) were as follows:

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ---------------------
                                                           2011    2010    2009
                                                          -----   -----   -----
OTTI RECOGNIZED IN NET INCOME (LOSS)
Fixed maturity securities:
   Corporate bonds                                        $ (13)  $ (88)  $(209)
   RMBS                                                     (76)    (61)   (237)
   CMBS                                                     (56)    (41)     --
   CDOs                                                      (1)     (1)    (39)
   Hybrid and redeemable preferred securities                (2)     (5)    (67)
                                                          -----   -----   -----
      Total fixed maturity securities                      (148)   (196)   (552)
                                                          -----   -----   -----
Equity securities                                            --      (3)    (27)
         Gross OTTI recognized in net income (loss)        (148)   (199)   (579)
         Associated amortization of DAC, VOBA, DSI
            and DFEL                                         35      51     198
                                                          -----   -----   -----
            Net OTTI recognized in net income (loss),
               pre-tax                                    $(113)  $(148)  $(381)
                                                          =====   =====   =====
PORTION OF OTTI RECOGNIZED IN OCI
Gross OTTI recognized in OCI                              $  54   $  93   $ 339
Change in DAC, VOBA, DSI and DFEL                           (11)    (10)    (77)
                                                          -----   -----   -----
   Net portion of OTTI recognized in OCI, pre-tax         $  43   $  83   $ 262
                                                          =====   =====   =====

DETERMINATION OF CREDIT LOSSES ON CORPORATE BONDS AND CDOS

As of December 31, 2011 and 2010, we reviewed our corporate bond and CDO portfolios for potential shortfall in contractual principal and interest based on numerous subjective and objective inputs. The factors used to determine the amount of credit loss for each individual security, include, but are not limited to, near term risk, substantial discrepancy between book and market value, sector or company-specific volatility, negative operating trends and trading levels wider than peers.

DETERMINATION OF CREDIT LOSSES ON MBS

As of December 31, 2011 and 2010, default rates were projected by considering underlying MBS loan performance and collateral type. Projected default rates on existing delinquencies vary between 25% to 100% depending on loan type and severity of delinquency status. In addition, we estimate the potential contributions of currently performing loans that may become delinquent in the future based on the change in delinquencies and loan liquidations experienced in the recent history. Finally, we develop a default rate timing curve by aggregating the defaults for all loans (delinquent loans, fore-closure and real estate owned and new delinquencies from currently performing loans) in the pool to project the future expected cash flows.

We use certain available loan characteristics such as lien status, loan sizes and occupancy to estimate the loss severity of loans. Second lien loans are assigned 100% severity, if defaulted. For first lien loans, we assume a minimum of 30% severity with higher severity assumed for investor properties and further housing price depreciation.

PAYABLES FOR COLLATERAL ON INVESTMENTS

The carrying values of the payables for collateral on investments (in millions) included on our Consolidated Balance Sheets and the fair value of the related investments or collateral consisted of the following:

                                                                    AS OF DECEMBER 31,
                                                            -------------------------------------
                                                                   2011               2010
                                                            -----------------   -----------------
                                                            CARRYING    FAIR    CARRYING    FAIR
                                                              VALUE     VALUE     VALUE     VALUE
                                                            --------   ------   --------   ------
Collateral payable held for derivative investments(1)        $2,994    $2,994    $  853    $  853
Securities pledged under securities lending agreements(2)       200       193       199       192
Securities pledged under reverse repurchase agreements(3)       280       294       280       294
Securities pledged for Term Asset-Backed Securities Loan
   Facility ("TALF")(4)                                         173       199       280       318
Securities pledged for Federal Home Loan Bank of
   Indianapolis Securities ("FHLBI")(5)                         100       142       100       115
                                                             ------    ------    ------    ------
   Total payables for collateral on investments              $3,747    $3,822    $1,712    $1,772
                                                             ======    ======    ======    ======

----------
(1) We obtain collateral based upon contractual provisions with our counterparties. These agreements take into consideration the counterparties' credit rating as compared to ours, the fair value of the derivative investments and specified thresholds that once exceeded result in the receipt of cash that is typically invested in cash and invested cash. See Note 6 for details about maximum collateral potentially required to post on our credit default swaps.

(2) Our pledged securities under securities lending agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. We value collateral daily and obtain additional collateral when deemed appropriate. The cash received in our securities lending program is typically invested in cash and invested cash or fixed maturity AFS securities.

(3) Our pledged securities under reverse repurchase agreements are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount equal to 95% of the fair value of the securities, and our agreements with third parties contain contractual provisions to allow for additional collateral to be obtained when necessary. The cash received in our reverse repurchase program is typically invested in fixed maturity AFS securities.

(4) Our pledged securities for TALF are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We obtain collateral in an amount that has typically averaged 90% of the fair value of the TALF securities. The cash received in these transactions is invested in fixed maturity AFS securities.

(5) Our pledged securities for FHLBI are included in fixed maturity AFS securities on our Consolidated Balance Sheets. We generally obtain collateral in an amount equal to 85% to 95% of the fair value of the FHLBI securities. The cash received in these transactions is typically invested in cash and invested cash or fixed maturity AFS securities.

Increase (decrease) in payables for collateral on investments (in millions) included on the Consolidated Statements of Cash Flows consisted of the following:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                   -----------------------
                                    2011     2010    2009
                                   ------   -----   ------
Collateral payable held for
   derivative investments          $2,141   $ 219   $  651
Securities pledged under
   securities lending
   agreements                           1    (302)      74
Securities pledged under
   reverse repurchase
   agreements                          --     (64)    (126)
Securities pledged for TALF          (107)    (65)     345
Securities pledged for FHLBI           --      --      100
                                   ------   -----   ------
   Total increase (decrease) in
      payables for collateral on
      investments                  $2,035   $(212)  $1,044
                                   ======   =====   ======

INVESTMENT COMMITMENTS

As of December 31, 2011, our investment commitments were $531 million, which included $233 million of LPs, $181 million of private placements and $117 million of mortgage loans on real estate.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2011 and 2010, our most significant investments in one issuer were our investments in securities issued by the Federal Home Loan Mortgage Corporation with a fair value of $4.7 billion, or 5% and 6% of our invested assets portfolio, respectively, and our investments in securities issued by Fannie Mae with a fair value of $2.5 billion and $2.8 billion, or 3% of our invested assets portfolio, respectively. These investments are included in corporate bonds in the tables above.

As of December 31, 2011, and December 31, 2010, our most significant investments in one industry were our investment securities in the electric industry with a fair value of $7.5 billion and $6.4 billion, or 8% of our invested assets portfolio, respectively, and our investment securities in the CMO industry with a fair value of $5.3 billion and $6.2 billion, or 6% and 8% of our invested assets portfolio, respectively. We utilized the industry classifications to obtain the concentration of financial instruments amount; as such, this amount will not agree to the AFS securities table above.

6. DERIVATIVE INSTRUMENTS

We maintain an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk, default risk, basis risk and credit risk. We assess these risks by continually identifying and monitoring changes in our exposures that may adversely affect expected future cash flows and by evaluating hedging opportunities.

Our derivative instruments are monitored by LNC's Asset Liability Management Committee and LNC's Equity Risk Management Committee as part of those committees' oversight of our derivative activities. These committees are responsible for implementing various hedging strategies that are developed through their analysis of financial simulation models and other internal and industry sources. The resulting hedging strategies are incorporated into our overall risk management strategies.

See Note 1 for a detailed discussion of the accounting treatment for derivative instruments. See Note 21 for additional disclosures related to the fair value of our financial instruments and see Note 4 for derivative instruments related to our consolidated VIEs.

INTEREST RATE CONTRACTS

We use derivative instruments as part of our interest rate risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CONSUMER PRICE INDEX SWAPS

We use consumer price index swaps to hedge the liability exposure on certain options in fixed/indexed annuity products. Consumer price index swaps are contracts entered into at no cost and whose payoff is the difference between the consumer price index inflation rate and the fixed rate determined as of inception.

FORWARD-STARTING INTEREST RATE SWAPS

We use forward-starting interest rate swaps designated and qualifying as cash flow hedges to hedge our exposure to interest rate fluctuations related to the forecasted purchase of certain assets and liabilities.

INTEREST RATE CAP AGREEMENTS

We use interest rate cap agreements to provide a level of protection from the effect of rising interest rates to economically hedge our annuity business. Interest rate cap agreements entitle us to receive quarterly payments from the counterparties on specified future reset dates, contingent on future interest rates. For each cap, the amount of such quarterly payments, if any, is determined by the excess of a market interest rate over a specified cap rate, multiplied by the notional amount divided by four.

INTEREST RATE CAP CORRIDORS

We use interest rate cap corridors to provide a level of protection from the effect of rising interest rates for our annuity business. Interest rate cap corridors involve purchasing an interest rate cap at a specific cap rate and selling an interest rate cap with a higher cap rate. For each corridor, the amount of quarterly payments, if any, is determined by the rate at which the underlying index rate resets above the original capped rate. The corridor limits the benefit the purchaser can receive as the related interest rate index rises above the higher capped rate. There is no additional liability to us other than the purchase price associated with the interest rate cap corridor. Our interest rate cap corridors provide an economic hedge of our annuity business.

INTEREST RATE FUTURES

We use interest rate futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

INTEREST RATE SWAP AGREEMENTS

We use interest rate swap agreements to hedge the liability exposure on certain options in variable annuity products.

We also use interest rate swap agreements designated and qualifying as cash flow hedges. These instruments either hedge the interest rate risk of floating rate bond coupon payments by replicating a fixed rate bond, or hedge our exposure to fixed rate bond coupon payments and the change in the underlying asset values as interest rates fluctuate.

Finally, we use interest rate swap agreements designated and qualifying as fair value hedges to hedge against changes in the value of anticipated transactions and commitments as interest rates fluctuate.

REVERSE TREASURY LOCKS

We use reverse treasury locks designated and qualifying as cash flow hedges to hedge the interest rate exposure related to the purchase of fixed rate securities or the anticipated future cash flows of floating rate fixed maturity securities due to changes in interest rates. These derivatives are primarily structured to hedge interest rate risk inherent in the assumptions used to price certain liabilities.

FOREIGN CURRENCY CONTRACTS

We use derivative instruments as part of our foreign currency risk management strategy. These instruments are economic hedges unless otherwise noted and include:

CURRENCY FUTURES

We use currency futures to hedge foreign exchange risk associated with certain options in variable annuity products.

Currency futures exchange one currency for another at a specified date in the future at a specified exchange rate.

FOREIGN CURRENCY FORWARDS

We used foreign currency forward contracts to hedge the liability exposure on certain options in the variable annuity products. The foreign currency forward contracts obligated us to deliver a specified amount of currency at a future date and a specified exchange rate.

FOREIGN CURRENCY SWAPS

We use foreign currency swaps designated and qualifying as cash flow hedges, which are traded over-the-counter, to hedge some of the foreign exchange risk of investments in fixed maturity securities denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

EQUITY MARKET CONTRACTS

We use derivative instruments as part of our equity market risk management strategy that are economic hedges and include:

CALL OPTIONS BASED ON THE S&P 500 INDEX(R) ("S&P 500")

We use indexed annuity contracts to permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to rebalance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to reprice the indexed component by establishing participation rates, subject to minimum guarantees. We purchase call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

EQUITY FUTURES

We use equity futures contracts to hedge the liability exposure on certain options in variable annuity products. These futures contracts require payment between our counterparty and us on a daily basis for changes in the futures index price.

PUT OPTIONS

We use put options to hedge the liability exposure on certain options in variable annuity products. Put options are contracts that require counterparties to pay us at a specified future date the amount, if any, by which a specified equity index is less than the strike rate stated in the agreement, applied to a notional amount.

TOTAL RETURN SWAPS

We use total return swaps to hedge a portion of the liability related to our deferred compensation plans. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

In addition, we use total return swaps to hedge the liability exposure on certain options in variable annuity products. We receive the total return on a portfolio of indexes and pay a floating rate of interest.

VARIANCE SWAPS

We use variance swaps to hedge the liability exposure on certain options in variable annuity products. Variance swaps are contracts entered into at no cost and whose payoff is the difference between the realized variance rate of an underlying index and the fixed variance rate determined as of inception.

CREDIT CONTRACTS

We use derivative instruments as part of our credit risk management strategy that are economic hedges and include:

CREDIT DEFAULT SWAPS -- BUYING PROTECTION

We buy credit default swaps to hedge against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows us to put the bond back to the counter-party at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

CREDIT DEFAULT SWAPS -- SELLING PROTECTION

We sell credit default swaps to offer credit protection to contract holders and investors. The credit default swaps hedge the contract holders and investors against a drop in bond prices due to credit concerns of certain bond issuers. A credit default swap allows the investor to put the bond back to us at par upon a default event by the bond issuer. A default event is defined as bankruptcy, failure to pay, obligation acceleration or restructuring.

EMBEDDED DERIVATIVES

We have embedded derivatives that include:

DEFERRED COMPENSATION PLANS EMBEDDED DERIVATIVES

We have certain deferred compensation plans that have embedded derivative instruments. The liability related to these plans varies based on the investment options selected by the participants.

GLB RESERVES EMBEDDED DERIVATIVES

We use a hedging strategy designed to mitigate the risk and income statement volatility caused by changes in the equity markets, interest rates and volatility associated with GLBs offered in our variable annuity products, including products with GWB and GIB features. The hedging strategy is designed such that changes in the value of the hedge contracts due to changes in equity markets, interest rates and implied volatilities move in the opposite direction of changes in embedded derivative GLB reserves caused by those same factors. We rebalance our hedge positions based upon changes in these factors as needed. While we actively manage our hedge positions, these hedge positions may not be totally effective in offsetting changes in the embedded derivative reserve due to, among other things, differences in timing between when a market exposure changes and corresponding changes to the hedge positions, extreme swings in the equity markets and interest rates, market volatility, contract holder behavior, divergence between the performance of the underlying funds and the hedging indices, divergence between the actual and expected performance of the hedge instruments and our ability to purchase hedging instruments at prices consistent with our desired risk and return trade-off. However, the hedging results do not impact LNL due to a funds withheld agreement with LNBAR, which causes the financial impact of the derivatives as well as the cash flow activity to be reflected on LNBAR.

Certain features of these guarantees have elements of both insurance benefits accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC ("benefit reserves") and embedded derivatives accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC ("embedded derivative reserves"). We calculate the value of the embedded derivative reserve and the benefit reserve based on the specific characteristics of each GLB feature.

INDEXED ANNUITY CONTRACTS EMBEDDED DERIVATIVES

We distribute indexed annuity contracts that permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500. Contract holders may elect to re-balance index options at renewal dates, either annually or biannually. As of each renewal date, we have the opportunity to reprice the indexed component by establishing participation rates, subject to minimum guarantees. We purchase S&P 500 call options that are highly correlated to the portfolio allocation decisions of our contract holders, such that we are economically hedged with respect to equity returns for the current reset period.

REINSURANCE RELATED EMBEDDED DERIVATIVES

We have certain modified coinsurance arrangements and coinsurance with funds withheld reinsurance arrangements with embedded derivatives related to the withheld assets of the related funds. These derivatives are considered total return swaps with contractual returns that are attributable to various assets and liabilities associated with these reinsurance arrangements. Changes in the estimated fair value of these derivatives as they occur are recorded through net income (loss). Offsetting these amounts are corresponding changes in the estimated fair value of trading securities in portfolios that support these arrangements.

We are involved in an inter-company reinsurance agreement where we cede to LNBAR the risk under certain UL contracts for no lapse benefit guarantees. If our contract holders' account value is not sufficient to pay the cost of insurance charges required to keep the policy inforce, and the contract holder has made required deposits, LNBAR will reimburse us for the charges.

AFS SECURITIES EMBEDDED DERIVATIVES

We owned various debt securities that either contained call options to exchange the debt security for other specified securities of the borrower, usually common stock, or contained call options to receive the return on equity-like indices. The change in fair value of these embedded derivatives flowed through net income (loss).

We have derivative instruments with off-balance-sheet risks whose notional or contract amounts exceed the credit exposure. Outstanding derivative instruments with off-balance-sheet risks (in millions) were as follows:

                                        AS OF DECEMBER 31, 2011         AS OF DECEMBER 31, 2010
                                     -----------------------------   ------------------------------
                                                    FAIR VALUE                       FAIR VALUE
                                     NOTIONAL   ------------------   NOTIONAL   -------------------
                                      AMOUNTS    ASSET   LIABILITY   AMOUNTS     ASSET    LIABILITY
                                     --------   ------   ---------   --------   -------   ---------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)         $ 2,212   $  144    $    --     $ 2,076   $  (40)    $    --
   Foreign currency contracts(1)          340       38         --         340       30          --
                                      -------   ------    -------     -------   ------     -------
      Total cash flow hedges            2,552      182         --       2,416      (10)         --
                                      -------   ------    -------     -------   ------     -------
NON-QUALIFYING HEDGES
Interest rate contracts(1)             30,232      567         --      18,406     (425)         --
Foreign currency contracts(1)               4       --         --         219       --          --
Equity market contracts(1)             16,300    2,097         --      11,477    1,441          --
Credit contracts(1)                        48       --         --          --       --          --
Credit contracts(2)                       148       --        (16)        145       --         (16)
Embedded derivatives:
   Deferred compensation plans(2)          --       --       (304)         --       --        (315)
   Indexed annuity contracts(3)            --       --       (399)         --       --        (497)
   GLB reserves(3)                         --       --     (2,217)         --       --        (408)
   Reinsurance related(4)                  --      340       (352)         --      644        (305)
   AFS securities(1)                       --       --         --          --       15          --
                                      -------   ------    -------     -------   ------     -------
        Total derivative instruments  $49,284   $3,186    $(3,288)    $32,663   $1,665     $(1,541)
                                      =======   ======    =======     =======   ======     =======

----------
(1)  Reported in derivative investments on our Consolidated Balance Sheets.

(2)  Reported in other liabilities on our Consolidated Balance Sheets.

(3)  Reported in future contract benefits on our Consolidated Balance Sheets.

(4) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

The maturity of the notional amounts of derivative instruments (in millions) was as follows:

                                                                   REMAINING LIFE AS OF DECEMBER 31, 2011
                                                        -----------------------------------------------------------
                                                        LESS THAN    1 - 5     6 - 10   11 - 30   OVER 30
                                                          1 YEAR     YEARS     YEARS     YEARS     YEARS     TOTAL
                                                        ---------   -------   -------   -------   -------   -------
Interest rate contracts(1)                               $ 1,554    $10,853   $11,349    $8,681     $ 7     $32,444
Foreign currency contracts(2)                                  4        154       105        81      --         344
Equity market contracts                                    8,537      3,155     4,589        17       2      16,300
Credit contracts                                              40        116        40        --      --         196
                                                         -------    -------   -------    ------     ---     -------
   Total derivative instruments with notional amounts    $10,135    $14,278   $16,083    $8,779     $ 9     $49,284
                                                         =======    =======   =======    ======     ===     =======

----------
(1) As of December 31, 2011, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was June 2042.

(2) As of December 31, 2011, the latest maturity date for which we were hedging our exposure to the variability in future cash flows for these instruments was July 2022.

The change in our unrealized gain (loss) on derivative instruments in accumulated OCI (in millions) was as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS
Balance as of beginning-of-year                              $(17)  $(13)  $(15)
Other comprehensive income (loss):
   Unrealized holding gains (losses) arising during the
      year:
      Cash flow hedges:
         Interest rate contracts                              201    (18)    33
         Foreign currency contracts                             3     14    (21)
      AFS securities embedded derivatives                      --      2     --
   Change in foreign currency exchange rate adjustment          7      4    (31)
   Change in DAC, VOBA, DSI and DFEL                           (1)   (11)    11
Income tax benefit (expense)                                  (73)     3      5
Less:
   Reclassification adjustment for gains (losses)
      included in net income (loss):
      Cash flow hedges:
         Interest rate contracts(1)                           (15)     4      4
         Foreign currency contracts(1)                          2      2     --
      Associated amortization of DAC, VOBA, DSI and DFEL       --     (9)   (11)
      Income tax benefit (expense)                              5      1      2
                                                             ----   ----   ----
            Balance as of end-of-year                        $128   $(17)  $(13)
                                                             ====   ====   ====

----------
(1) The OCI offset is reported within net investment income on our Consolidated Statements of Income (Loss).

The gains (losses) on derivative instruments (in millions) recorded within net income (loss) on our Consolidated Statements of Income (Loss) were as follows:

                                            FOR THE YEARS ENDED
                                               DECEMBER 31,
                                        --------------------------
                                          2011      2010     2009
                                        -------    -----    ------
QUALIFYING HEDGES
Cash flow hedges:
   Interest rate contracts(1)           $   (15)   $   3    $    3
   Foreign currency contracts(1)              2        2         1
                                        -------    -----    ------
      Total cash flow hedges                (13)       5         4
                                        -------    -----    ------
NON-QUALIFYING HEDGES
Interest rate contracts(1)                  (44)       5        --
Interest rate contracts(2)                1,144      174      (209)
Foreign currency contracts(1)                --       43        23
Foreign currency contracts(2)               (12)     (13)      (18)
Equity market contracts(2)                  315     (385)     (146)
Equity market contracts(3)                   26     (133)       --
Credit contracts(1)                          --        1         1
Credit contracts(2)                          (7)       7       (37)
Embedded derivatives:
   Deferred compensation plans(3)           (10)     (33)      (50)
   Indexed annuity contracts(2)               5      (81)      (75)
   GLB reserves(2)                       (1,809)     268     2,228
   Reinsurance related(2)                   (47)    (165)     (155)
   AFS securities(1)                         --       (4)        4
                                        -------    -----    ------
         Total derivative instruments   $  (452)   $(311)   $1,570
                                        =======    =====    ======

----------
(1)  Reported in net investment income on our Consolidated Statements of Income
     (Loss).

(2)  Reported in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(3) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

Gains (losses) (in millions) on derivative instruments designated and qualifying as cash flow hedges were as follows:

                                                             FOR THE YEARS ENDED
                                                                 DECEMBER 31,
                                                             -------------------
                                                             2011   2010   2009
                                                             ----   ----   ----
Ineffective portion recognized in realized gain (loss)       $ --    $--    $(1)
Gain (loss) recognized as a component of OCI with the
   offset to net investment income                            (13)     6      4

As of December 31, 2011, $19 million of the deferred net losses on derivative instruments in accumulated OCI were expected to be reclassified to earnings during the next 12 months. This reclassification would be due primarily to the interest rate variances related to the interest rate swap agreements.

For the years ended December 31, 2011 and 2010, there were no material reclassifications to earnings due to hedged firm commitments no longer deemed probable or due to hedged forecasted transactions that had not occurred by the end of the originally specified time period.

Information related to our open credit default swap liabilities for which we are the seller (dollars in millions) was as follows:

                                  AS OF DECEMBER 31, 2011
-------------------------------------------------------------------------------------------
                                         CREDIT RATING                             MAXIMUM
                REASON FOR   NATURE OF   OF UNDERLYING    NUMBER OF      FAIR     POTENTIAL
  MATURITY       ENTERING    RECOURSE    OBLIGATION(1)   INSTRUMENTS   VALUE(2)     PAYOUT
-------------   ----------   ---------   -------------   -----------   --------   ---------
12/20/2012(3)       (5)         (6)           BBB+            4          $ --        $ 40
12/20/2016(4)       (5)         (6)           BBB+            3           (12)         68
03/20/2017(4)       (5)         (6)           BBB             2            (4)         40
                                                            ---          ----        ----
                                                              9          $(16)       $148
                                                            ===          ====        ====

                                  AS OF DECEMBER 31, 2010
-------------------------------------------------------------------------------------------
                                         CREDIT RATING                             MAXIMUM
                REASON FOR   NATURE OF   OF UNDERLYING    NUMBER OF      FAIR     POTENTIAL
  MATURITY       ENTERING    RECOURSE    OBLIGATION(1)   INSTRUMENTS   VALUE(2)     PAYOUT
-------------   ----------   ---------   -------------   -----------   --------   ---------
12/20/2012(3)       (5)         (6)           BBB+            4          $ --        $ 40
12/20/2016(4)       (5)         (6)           BBB             3           (12)         65
03/20/2017(4)       (5)         (6)           BBB-            2            (4)         40
                                                            ---          ----        ----
                                                              9          $(16)       $145
                                                            ===          ====        ====

----------
(1) Represents average credit ratings based on the midpoint of the applicable ratings among Moody's, S&P and Fitch Ratings, as scaled to the corresponding S&P ratings.

(2) Broker quotes are used to determine the market value of credit default swaps.

(3) These credit default swaps were sold to our contract holders, prior to 2007, where we determined there was a spread versus premium mismatch.

(4) These credit default swaps were sold to a counterparty of the consolidated VIEs discussed in Note 4.

(5) Credit default swap was entered into in order to generate income by providing default protection in return for a quarterly payment.

(6) Seller does not have the right to demand indemnification or compensation from third parties in case of a loss (payment) on the contract.

Details underlying the associated collateral of our open credit default swaps for which we are the seller, if credit risk related contingent features were triggered (in millions) are as follows:

                                                        AS OF DECEMBER 31,
                                                        ------------------
                                                            2011   2010
                                                            ----   ----
Maximum potential payout                                    $148   $145
Less:
   Counterparty thresholds                                    --     10
                                                            ----   ----
      Maximum collateral potentially required to post       $148   $135
                                                            ====   ====

Certain of our credit default swap agreements contain contractual provisions that allow for the netting of collateral with our counterparties related to all of our collateralized financing transactions that we have outstanding. If these netting agreements were not in place, we would have been required to post approximately $16 million as of December 31, 2011, after considering the fair values of the associated investments counterparties' credit ratings as compared to ours and specified thresholds that once exceeded result in the payment of cash.

CREDIT RISK

We are exposed to credit loss in the event of nonperformance by our counterparties on various derivative contracts and reflect assumptions regarding the credit or nonperformance risk. The nonperformance risk is based upon assumptions for each counterparty's credit spread over the estimated weighted average life of the counterparty exposure less collateral held. As of December 31, 2011, the nonperformance risk adjustment was $16 million. The credit risk associated with such agreements is minimized by purchasing such agreements from financial institutions with long-standing, superior performance records. Additionally, we maintain a policy of requiring all derivative contracts to be governed by an International Swaps and Derivatives Association ("ISDA") Master Agreement. We are required to maintain minimum ratings as a matter of routine practice in negotiating ISDA agreements. Under some ISDA agreements, our insurance subsidiaries have agreed to maintain certain financial strength or claimspaying ratings. A downgrade below these levels could result in termination of the derivatives contract, at which time any amounts payable by us would be dependent on the market value of the underlying derivative contract. In certain transactions, we and the counterparty have entered into a collateral support agreement requiring either party to post collateral when net exposures exceed predetermined thresholds. These thresholds vary by counterparty and credit rating. The amount of such exposure is essentially the net replacement cost or market value less collateral held for such agreements with each counterparty if the net market value is in our favor. As of December 31, 2011, the exposure was $72 million.

The amounts recognized (in millions) by S&P credit rating of counterparty, for which we had the right to reclaim cash collateral or were obligated to return cash collateral, were as follows:

               AS OF DECEMBER 31, 2011   AS OF DECEMBER 31, 2010
               -----------------------   -----------------------
               COLLATERAL   COLLATERAL   COLLATERAL   COLLATERAL
               POSTED BY     POSTED BY   POSTED BY     POSTED BY
    S&P         COUNTER-        LNC       COUNTER-        LNC
   CREDIT        PARTY       (HELD BY      PARTY       (HELD BY
 RATING OF      (HELD BY     COUNTER-     (HELD BY     COUNTER-
COUNTERPARTY      LNC)        PARTY)        LNC)        PARTY)
------------   ----------   ----------   ----------   ----------
     AAA         $   --         $--        $    1        $ --
     AA              35          --            99          --
     AA-            219          --            65          --
     A+             826          --           548          43
      A           1,613          69           422         202
     A-             373          --            --          --
                 ------         ---        ------        ----
                 $3,066         $69        $1,135        $245
                 ======         ===        ======        ====

7. FEDERAL INCOME TAXES

The federal income tax expense (benefit) on continuing operations (in millions) was as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                          ------------------
                                          2011   2010   2009
                                          ----   ----   ----
Current                                   $(84)  $(74)  $172
Deferred                                   392    421     (9)
                                          ----   ----   ----
   Federal income tax expense (benefit)   $308   $347   $163
                                          ====   ====   ====

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                  FOR THE YEARS ENDED
                                                      DECEMBER 31,
                                                  -------------------
                                                   2011   2010   2009
                                                  -----   ----   ----
Tax rate times pre-tax income                     $ 223   $498   $ 88
Effect of:
   Goodwill                                         260     --    238
   Separate account dividend received deduction    (112)   (94)   (77)
   Tax credits                                      (42)   (42)   (47)
   Prior year tax return adjustment                 (28)   (13)   (60)
   Other items                                        7     (2)    21
                                                  -----   ----   ----
      Provision (benefit) for income taxes        $ 308   $347   $163
                                                  =====   ====   ====
Effective tax rate                                   48%    24%   N/M
                                                  =====   ====   ====

The effective tax rate is a ratio of tax expense over pretax income. Since the pretax income of $251 million in 2009 resulted in a tax expense of $163, the effective tax rate was not meaningful. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax asset (liability) (in millions), which is included in other liabilities on our Consolidated Balance Sheets, was as follows:

                                                AS OF DECEMBER 31,
                                                ------------------
                                                  2011      2010
                                                -------   -------
Current                                         $  (276)  $  (518)
Deferred                                         (2,721)   (1,394)
                                                -------   -------
   Total federal income tax asset (liability)   $(2,997)  $(1,912)
                                                =======   =======

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                                           AS OF DECEMBER 31,
                                                           ------------------
                                                              2011     2010
                                                             ------   ------
DEFERRED TAX ASSETS
Future contract benefits and other contract holder funds     $1,032   $1,165
Other investments                                               222      576
Reinsurance deferred gain                                       136      138
Modco embedded derivative asset                                 123       93
Compensation and benefit plans                                  130      136
Net capital loss                                                 59       96
Tax credits                                                     200      106
VIE                                                              98       77
Other                                                           197       73
                                                             ------   ------
   Total deferred tax assets                                  2,197    2,460
                                                             ------   ------

                                            AS OF DECEMBER 31,
                                            ------------------
                                              2011      2010
                                            -------   -------
DEFERRED TAX LIABILITIES
DAC                                         $ 1,898   $ 1,982
VOBA                                            370       483
Net unrealized gain on AFS securities         2,188       988
Net unrealized gain on trading securities       126        85
Intangibles                                     173       179
Other                                           163       137
                                            -------   -------
   Total deferred tax liabilities             4,918     3,854
                                            -------   -------
      Net deferred tax asset (liability)    $(2,721)  $(1,394)
                                            =======   =======

As of December 31, 2011, LNL had net capital loss carryforwards of $91 million and $77 million which will expire in 2014 and 2015, respectively. LNL believes that it is more likely than not that the capital losses will be fully utilized within the allowable carryforward period.

The application of GAAP requires us to evaluate the recoverability of our deferred tax assets and establish a valuation allowance if necessary, to reduce our deferred tax asset to an amount that is more likely than not to be realizable. Considerable judgment and the use of estimates are required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance, we consider many factors, including: the nature and character of the deferred tax assets and liabilities; taxable income in prior carryback years; future reversals of temporary differences; the length of time carryovers can be utilized; and any tax planning strategies we would employ to avoid a tax benefit from expiring unused. Although realization is not assured, management believes it is more likely than not that the deferred tax assets, including our capital loss deferred tax asset, will be realized.

As of December 31, 2011 and 2010, $191 million and $181 million, of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2012 in the range of none to $104 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                                         FOR THE
                                                       YEARS ENDED
                                                       DECEMBER 31,
                                                       ------------
                                                       2011   2010
                                                       ----   ----
Balance as of beginning-of-year                        $278   $293
   Increases for prior year tax positions                 2      2
   Decreases for prior year tax positions               (11)    (6)
   Increases for current year tax positions              12      8
   Decreases for current year tax positions              (6)    (7)
   Decreases for settlements with taxing authorities     --    (10)
   Decreases for lapse of statute of limitations         --     (2)
                                                       ----   ----
      Balance as of end-of-year                        $275   $278
                                                       ====   ====

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2011, 2010 and 2009, we recognized interest and penalty expense related to uncertain tax positions of $8 million, $6 million and $11 million, respectively. We had accrued interest and penalty expense related to the unrecognized tax benefits of $89 million and $81 million as of December 31, 2011 and 2010, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the second quarter of 2010, the IRS completed its examination for tax years 2005 and 2006 resulting in a proposed assessment. Also, during the second quarter of 2010, the IRS completed its examination of tax year 2006 for the former Jefferson Pilot Corporation and its subsidiaries. We believe a portion of the assessments is inconsistent with existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our consolidated results of operations or financial condition. We are currently under audit by the IRS for years 2007 and 2008. The Jefferson Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson Pilot subsidiaries, Jefferson Pilot Life Insurance Company and Jefferson Pilot Financial Insurance Company, the IRS is examining the tax years ended April 1, 2007 and July 1, 2007, respectively.

8. DAC, VOBA, DSI AND DFEL

Changes in DAC (in millions) were as follows:

                                                         FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                     ---------------------------
                                                       2011      2010      2009
                                                     -------   -------   -------
Balance as of beginning-of-year                      $ 7,476   $7,310    $ 7,421
   Reinsurance assumed (ceded)
                                                         243      (38)        48
   Business acquired (sold) through reinsurance           --       --        (37)
   Deferrals                                           1,672    1,636      1,614
   Amortization, net of interest:
      Prospective unlocking -- assumption changes       (274)     (30)       (15)
      Prospective unlocking -- model refinements         114      145         --
      Retrospective unlocking                             33       17         82
      Other amortization                                (856)    (841)      (748)
   Adjustment related to realized (gains) losses         (47)     (61)        91
   Adjustment related to unrealized (gains) losses    (1,080)    (662)    (1,146)
                                                     -------   ------    -------
         Balance as of end-of-year                   $ 7,281   $7,476    $ 7,310
                                                     =======   ======    =======

Changes in VOBA (in millions) were as follows:

                                                        FOR THE YEARS ENDED
                                                            DECEMBER 31,
                                                     -------------------------
                                                      2011     2010      2009
                                                     ------   ------   -------
Balance as of beginning-of-year                      $1,378   $2,086   $ 3,763
   Business acquired (sold) through reinsurance          12       --      (255)
   Deferrals                                             20       26        30
   Amortization:
      Prospective unlocking -- assumption changes        72      (41)      (20)
      Prospective unlocking -- model refinements        102       (7)       --
      Retrospective unlocking                            21       11       (44)
      Other amortization                               (300)    (361)     (349)
   Accretion of interest(1)                              78       89       102
   Adjustment related to realized (gains) losses         (6)      (7)       43
   Adjustment related to unrealized (gains) losses     (322)    (418)   (1,184)
                                                     ------   ------   -------
         Balance as of end-of-year                   $1,055   $1,378   $ 2,086
                                                     ======   ======   =======

----------
(1) The interest accrual rates utilized to calculate the accretion of interest ranged from 3.40% to 7.25%.

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2011, was as follows:

2012   $117
2013    101
2014     76
2015     68
2016     64

Changes in DSI (in millions) were as follows:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                     -------------------
                                                     2011   2010   2009
                                                     ----   ----   -----
Balance as of beginning-of-year                      $324   $361   $310
   Deferrals                                           39     66     76
   Amortization, net of interest:
      Prospective unlocking -- assumption changes      (2)    (3)    --
      Retrospective unlocking                          14      5     11
      Other amortization                              (50)   (53)   (38)
   Adjustment related to realized (gains) losses       (3)   (11)     3
   Adjustment related to unrealized (gains) losses    (13)   (41)    (1)
                                                     ----   ----   ----
         Balance as of end-of-year                   $309   $324   $361
                                                     ====   ====   ====

Changes in DFEL (in millions) were as follows:

                                                        FOR THE YEARS ENDED
                                                           DECEMBER 31,
                                                     ------------------------
                                                      2011     2010     2009
                                                     ------   ------   ------
Balance as of beginning-of-year                      $1,472   $1,273   $  948
   Reinsurance assumed (ceded)                           18       22       --
   Business acquired (sold) through reinsurance          --       --      (11)
   Deferrals                                            544      546      496
   Amortization, net of interest:
      Prospective unlocking -- assumption changes         5      (57)     (22)
      Prospective unlocking -- model refinements         26       56       --
      Retrospective unlocking                             5      (23)      (3)
      Other amortization                               (165)    (167)    (141)
   Adjustment related to realized (gains) losses         (8)      (4)       5
   Adjustment related to unrealized (gains) losses     (537)    (174)       1
                                                     ------   ------   ------
         Balance as of end-of-year                   $1,360   $1,472   $1,273
                                                     ======   ======   ======

9. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Consolidated Statements of Income (Loss), excluding amounts attributable to the indemnity reinsurance transaction with Swiss Re:

                                                     FOR THE YEARS ENDED
                                                         DECEMBER 31,
                                                 ---------------------------
                                                   2011      2010      2009
                                                 -------   -------   -------
Direct insurance premiums and fees               $ 6,735   $ 6,338   $ 5,936
Reinsurance assumed                                   21        22        10
Reinsurance ceded                                 (1,511)   (1,361)   (1,227)
                                                 -------   -------   -------
   Total insurance premiums and fees             $ 5,245   $ 4,999   $ 4,719
                                                 =======   =======   =======
Direct insurance benefits                        $ 4,828   $ 4,321   $ 3,528
Reinsurance recoveries netted against benefits    (2,624)   (1,754)   (1,080)
                                                 -------   -------   -------
   Total benefits                                $ 2,204   $ 2,567   $ 2,448
                                                 =======   =======   =======

We cede insurance to other companies. The portion of risks exceeding our retention limit is reinsured with other insurers. We seek reinsurance coverage within the businesses that sell life insurance and annuities in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 24, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 25% to 30% of the mortality risk on newly issued non-term life insurance contracts and approximately 30% to 35% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $11 million on a single insured life issued on fixed, VUL and term life insurance contracts. The retention per single insured life for corporate-owned life insurance is less than $1 million. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2011, the reserves associated with these reinsurance arrangements totaled $878 million. To cover products other than life insurance, we acquire other reinsurance coverages with retentions and limits.

We obtain reinsurance from a diverse group of reinsurers, and we monitor concentration as well as financial strength ratings of our principal reinsurers. Our reinsurance operations were acquired by Swiss Re in December 2001, through a series of indemnity reinsurance transactions. Swiss Re represents our largest reinsurance exposure. Under the indemnity reinsurance agreements, Swiss Re reinsured certain of our liabilities and obligations. As we are not relieved of our legal liability to the ced-ing companies, the liabilities and obligations associated with the reinsured contracts remain on our Consolidated Balance Sheets with a corresponding reinsurance receivable from Swiss Re, which totaled $3.5 billion and $3.6 billion as of December 31, 2011 and 2010, respectively. Swiss Re has funded a trust, with a balance of $2.2 billion as of December 31, 2011, to support this business. In addition to various remedies that we would have in the event of a default by Swiss Re, we continue to hold assets in support of certain of the transferred reserves. These assets are reported within trading securities or mortgage loans on real estate on our Consolidated Balance Sheets. Our liabilities for funds withheld and embedded derivatives as of December 31, 2011, included $1.6 billion and $142 million, respectively, related to the business reinsured by Swiss Re.

We recorded the gain related to the indemnity reinsurance transactions on the business sold to Swiss Re as a deferred gain on business sold through reinsurance on our Consolidated Balance Sheets. The deferred gain is being amortized into income at the rate that earnings on the reinsured business are expected to emerge, over a period of 15 years from the date of sale.

During 2011, 2010 and 2009, we amortized $49 million, $49 million and $50 million, after-tax, respectively, of deferred gain on business sold through reinsurance.

10. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                                              FOR THE YEAR ENDED DECEMBER 31, 2011
                            ------------------------------------------------------------------------
                            ACQUISITION   CUMULATIVE
                              BALANCE     IMPAIRMENT
                               AS OF         AS OF     ACQUISITION                         BALANCE
                             BEGINNING-   BEGINNING-   ACCOUNTING                         AS OF END-
                              OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER    OF-YEAR
                            -----------   ----------   -----------   ----------   -----   ----------
Annuities                      $1,040       $(600)         $--         $  --       $--      $  440
Retirement Plan Services           20          --           --            --        --          20
Life Insurance                  2,186          --           --          (647)       --       1,539
Group Protection                  274          --           --            --        --         274
Other Operations -- Media         176         (79)          --           (97)       --          --
                               ------       -----          ---         -----       ---      ------
   Total goodwill              $3,696       $(679)         $--         $(744)      $--      $2,273
                               ======       =====          ===         =====       ===      ======

                                              FOR THE YEAR ENDED DECEMBER 31, 2010
                            ------------------------------------------------------------------------
                            ACQUISITION   CUMULATIVE
                              BALANCE     IMPAIRMENT
                               AS OF         AS OF     ACQUISITION                          BALANCE
                             BEGINNING-   BEGINNING-    ACCOUNTING                        AS OF END-
                              OF-YEAR       OF-YEAR    ADJUSTMENTS   IMPAIRMENT   OTHER     OF-YEAR
                            -----------   ----------   -----------   ----------   -----   ----------
Annuities                      $1,040       $(600)         $--           $--       $--      $  440
Retirement Plan Services           20          --           --            --        --          20
Life Insurance                  2,186          --           --            --        --       2,186
Group Protection                  274          --           --            --        --         274
Other Operations -- Media         170         (79)           6            --        --          97
                               ------       -----          ---           ---       ---      ------
   Total goodwill              $3,690       $(679)         $ 6           $--       $--      $3,017
                               ======       =====          ===           ===       ===      ======

We perform a Step 1 goodwill impairment analysis on all of our reporting units at least annually on October 1. To determine the implied fair value for our reporting units, we utilize primarily a discounted cash flow valuation technique ("income approach"), although limited available market data is also considered. In determining the estimated fair value, we consider discounted cash flow calculations, the level of LNC's share price and assumptions that market participants would make in valuing the reporting unit. This analysis requires us to make judgments about revenues, earnings projections, capital market assumptions and discount rates.

As of October 1, 2011, our Annuities, Retirement Plan Services and Group Protection reporting units passed the Step 1 analysis, and although the carrying value of the net assets for Group Protection was within the estimated fair value range, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. Given the Step 1 results, we also performed a Step 2 analysis for our Life Insurance and Media reporting units. Based upon our Step 2 analysis for Life Insurance, we recorded a goodwill impairment that was attributable primarily to marketplace dynamics and lower expectations associated with product changes that we have implemented or will implement shortly that we believe will have an unfavorable effect on our sales levels for a period of time. Based upon our Step 2 analysis for Group Protection, we determined that there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill. Based upon our Step 2 analysis for Media, we recorded goodwill impairment that was primarily a result of the deterioration in operating environment and outlook for the business.

As of October 1, 2010, all of our reporting units passed the Step 1 analysis, and although the carrying value of the net assets was within the estimated fair value range for our Life Insurance reporting unit, we deemed it prudent to validate the carrying value of goodwill through a Step 2 analysis. In our Step 2 analysis of the Life Insurance reporting unit, we determined there was no impairment due to the implied fair value of goodwill being in excess of the carrying value of goodwill.

As of October 1, 2009, all of our reporting units passed the Step 1 analysis, except for our Media reporting unit, which required a Step 2 analysis to be completed. As a result of this Step 2 analysis for our Media reporting unit, we recorded a $79 million impairment of goodwill attributable primarily to declines in current and forecasted advertising revenue for the entire radio market. We also recorded a $49 million impairment of our FCC license and a $1 million impairment of our mutual fund contract rights.

As of March 31, 2009, we performed a Step 1 goodwill impairment analysis on all of our reporting units as a result of our performing an interim test due to volatile capital markets that provided indicators that a potential impairment could be present. All of our reporting units passed the Step 1 analysis, except for our Annuities reporting unit, which required a Step 2 analysis to be completed. Based upon our Step 2 analysis, we recorded goodwill impairment for the Annuities reporting unit in the first quarter of 2009 for $600 million, which was attributable primarily to higher discount rates driven by higher debt costs and equity market volatility, deterioration in sales and declines in equity markets.

The gross carrying amounts and accumulated amortization (in millions) for each major specifically identifiable intangible asset class by reportable segment were as follows:

                                                    AS OF DECEMBER 31,
                                    -------------------------------------------------
                                              2011                      2010
                                    -----------------------   -----------------------
                                      GROSS                     GROSS
                                    CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                     AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                    --------   ------------   --------   ------------
Life Insurance:
   Sales force                        $100          $23         $100          $19
Retirement Plan Services:
   Mutual fund contract rights(1)        2           --            2           --
Other Operations:
   FCC licenses(1)                     118           --          118           --
   Other                                 4            3            4            3
                                      ----          ---         ----          ---
      Total                           $224          $26         $224          $22
                                      ====          ===         ====          ===

----------
(1)  No amortization recorded as the intangible asset has indefinite life.

Future estimated amortization of specifically identifiable intangible assets (in millions) as of December 31, 2011, was as follows:

2012   $4
2013    4
2014    4
2015    4
2016    4

11. GUARANTEED BENEFIT FEATURES

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           --------------------
                                             2011        2010
                                           --------    --------
RETURN OF NET DEPOSITS
Total account value                        $ 54,004    $ 52,211
Net amount at risk(1)                         1,379         816
Average attained age of contract holders   59 YEARS    58 years
MINIMUM RETURN
Total account value                        $    155    $    187
Net amount at risk(1)                            48          46
Average attained age of contract holders   72 YEARS    70 years
Guaranteed minimum return                         5%          5%
ANNIVERSARY CONTRACT VALUE
Total account value                        $ 21,648    $ 23,483
Net amount at risk(1)                         2,939       2,183
Average attained age of contract holders   67 YEARS    66 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount at risk when comparing December 31, 2011, to December 31, 2010, was attributable primarily to the decline in international equity markets during 2011.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Consolidated Balance Sheets:

                                  FOR THE YEARS ENDED
                                      DECEMBER 31,
                                  -------------------
                                  2011   2010    2009
                                  ----   ----   -----
Balance as of beginning-of-year   $ 44   $ 71   $ 277
   Changes in reserves              93     57     (33)
   Benefits paid                   (53)   (84)   (173)
                                  ----   ----   -----
      Balance as of end-of-year   $ 84   $ 44   $  71
                                  ====   ====   =====

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                                            AS OF DECEMBER 31,
                                                            ------------------
                                                              2011      2010
                                                            -------   -------
ASSET TYPE
Domestic equity                                             $34,286   $35,659
International equity                                         13,095    14,172
Bonds                                                        17,735    15,913
Money market                                                  5,892     5,725
                                                            -------   -------
   Total                                                    $71,008   $71,469
                                                            =======   =======
Percent of total variable annuity separate account values        98%       98%

Future contract benefits also includes reserves for our products with secondary guarantees for our products sold through our Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 38% of permanent life insurance in force as of December 31, 2011, and approximately 43% of total sales for these products for the year ended December 31, 2011.

12. SHORT-TERM AND LONG-TERM DEBT

Details underlying short-term and long-term debt (in millions) were as follows:

                                     AS OF DECEMBER 31,
                                     ------------------
                                        2011     2010
                                       ------   ------
Short-term debt
   Short-term debt(1)                  $   10   $   10
                                       ======   ======
Long-term debt
   2.75% note, due 2013                $    4   $    4
   LIBOR + 0.03% note, due 2017           250      250
   LIBOR + 1.00% note, due 2037           375      375
   LIBOR + 3.41% note, due 2040           500      500
   Surplus Notes due LNC:
      9.76% surplus note, due 2024         50       50
      6.56% surplus note, due 2028        500      500
      6.03% surplus note, due 2028        750      750
                                       ------   ------
         Total surplus notes            1,300    1,300
                                       ------   ------
            Total long-term debt       $2,429   $2,429
                                       ======   ======

----------
(1)  The short-term debt represents short-term notes payable to LNC.

Future principal payments due on long-term debt (in millions) as of December 31, 2011, were as follows:

2013        $    4
Thereafter   2,425
            ------
   Total    $2,429
            ======

On December 31, 2009, LNC made a capital contribution of $171 million to forgive an outstanding balance on a note due to LNC from a consolidated subsidiary of LNL. The caption "Capital contribution from Lincoln National Corporation" in the accompanying Consolidated Statements of Stockholder's Equity includes the $171 million capital contribution.

On July 1, 2010, we issued a note of $500 million to LNC. This note calls for us to pay the principal amount of the note on or before June 5, 2040, and interest to be paid annually at an annual rate of LIBOR + 3.41%.

On September 10, 2010, we issued a note of $4 million to LFM. This note calls for us to pay the principal amount of the note on or before September 10, 2013, and interest to be paid semiannually at an annual rate of 2.75%.

On October 9, 2007, we issued a note of $375 million to LNC. This note calls for us to pay the principal amount of the note on or before October 9, 2037, and interest to be paid quarterly at an annual rate of LIBOR + 1.00%.

We issued a surplus note for $500 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before March 31, 2028, and interest to be paid quarterly at an annual rate of 6.56%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital as of the date of note issuance of $2.3 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $750 million to LNC in 1998. The note calls for us to pay the principal amount of the note on or before December 31, 2028, and interest to be paid quarterly at an annual rate of 6.03%. Subject to approval by the Indiana Insurance Commissioner, LNC also has a right to redeem the note for immediate repayment in total or in part once per year on the anniversary date of the note. Any payment of interest or repayment of principal may be paid only out of our statutory earnings, only if our statutory capital surplus exceeds our statutory capital surplus as of the date of note issuance of $2.4 billion, and subject to approval by the Indiana Insurance Commissioner.

We issued a surplus note for $50 million to LNC in 1994. The note calls for us to pay the principal amount of the note on or before September 30, 2024, and interest to be paid semiannually at an annual rate of 9.76%. Subject to approval by the Indiana Insurance Commissioner, we have the right to repay the note on any March 31 or September 30.

13. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Regulatory bodies, such as state insurance departments, the SEC, Financial Industry Regulatory Authority and other regulatory bodies regularly make inquiries and conduct examinations or investigations concerning our compliance with, among other things, insurance laws, securities laws, laws governing the activities of broker-dealers and unclaimed property laws.

LNL and its subsidiaries are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business both in the ordinary course and otherwise. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experiences of LNL in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

Due to the unpredictable nature of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time is normally difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

We establish liabilities for litigation and regulatory loss contingencies when information related to the loss contingencies shows both that it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. It is possible that some matters could require us to pay damages or make other expenditures or establish accruals in amounts that could not be estimated as of December 31, 2011. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material adverse effect on LNL's financial position.

For some matters, the Company is able to estimate a reasonably possible range of loss. For such matters in which a loss is probable, an accrual has been made. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. Accordingly, the estimate contained in this paragraph reflects two types of matters. For some matters included within this estimate, an accrual has been made, but there is a reasonable possibility that an exposure exists in excess of the amount accrued. In these cases, the estimate reflects the reasonably possible range of loss in excess of the accrued amount. For other matters included within this estimation, no accrual has been made because a loss, while potentially estimable, is believed to be reasonably possible but not probable. In these cases, the estimate reflects the reasonably possible loss or range of loss.

For other matters, we are not currently able to estimate the reasonably possible loss or range of loss. We are often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the progress of settlement negotiations. On a quarterly and annual basis, we review relevant information with respect to litigation contingencies and update our accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed contract benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned under state laws, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property.

On June 13, 2009, a single named plaintiff filed a putative national class action in the Circuit Court of Allen County, Indiana, captioned Peter S. Bezich
v. LNL, No. 02C01-0906-PL73, asserting he was charged a cost-of-insurance fee that exceeded the applicable mortality charge, and that this fee breached the terms of the insurance contract. The parties are conducting fact discovery, and no class certification motion has yet been filed. We dispute the allegations and are vigorously defending this matter.

COMMITMENTS

LEASES

We lease our home office properties. In 2006, we exercised the right and option to extend the Fort Wayne lease for two extended terms such that the lease shall expire in 2019. We retain our right and option to exercise the remaining four extended terms of five years each in accordance with the lease agreement. These agreements also provide us with the right of first refusal to purchase the properties at a price defined in the agreements and the option to purchase the leased properties at fair market value on the last day of any renewal period.

Total rental expense on operating leases for the years ended December 31, 2011, 2010 and 2009, was $36 million, $40 million and $47 million, respectively. Future minimum rental commitments (in millions) as of December 31, 2011, were as follows:

2012   $30
2013    26
2014    21
2015    16
2016    12

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2011, we did not have a concentration of: business transactions with a particular customer or lender; sources of supply of labor or services used in the business; or a market or geographic area in which business is conducted that makes us vulnerable to an event that is at least reasonably possible to occur in the near term and which could cause a severe impact to our financial position.

Although we do not have any significant concentration of customers, our American Legacy Variable Annuity ("ALVA") product offered in our Annuities segment is significant to this segment. The ALVA product accounted for 22%, 25% and 28% of Annuities' variable annuity product deposits in 2011, 2010 and 2009, respectively, and represented approximately 54%, 58% and 61% of the segment's total variable annuity product account values as of December 31, 2011, 2010 and 2009, respectively. In addition, fund choices for certain of our other variable annuity products offered in our Annuities segment include American Fund Insurance Series(SM) ("AFIS") funds. For the Annuities segment, AFIS funds accounted for 27%, 29% and 33% of variable annuity product deposits in 2011, 2010 and 2009, respectively, and represented 63%, 66% and 69% of the segment's total variable annuity product account values as of December 31, 2011, 2010 and 2009, respectively.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. We have accrued for expected assessments net of estimated future premium tax deductions of $29 million and $8 million as of December 31, 2011 and 2010, respectively.

14. SHARES AND STOCKHOLDER'S EQUITY

All authorized and issued shares of LNL are owned by LNC.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                     FOR THE YEARS ENDED
                                                                         DECEMBER 31,
                                                                 ---------------------------
                                                                   2011      2010     2009
                                                                 -------   -------   -------
UNREALIZED GAIN (LOSS) ON AFS SECURITIES
Balance as of beginning-of-year                                  $ 1,029   $    36   $(2,562)
   Cumulative effect from adoption of new accounting standards        --       181       (79)
   Unrealized holding gains (losses) arising during the year       3,292     2,322     6,021
   Change in foreign currency exchange rate adjustment                (5)       (6)       26
   Change in DAC, VOBA, DSI and other contract holder funds       (1,018)   (1,164)   (2,294)
   Income tax benefit (expense)                                     (813)     (417)   (1,328)
   Less:
      Reclassification adjustment for gains (losses)
         included in net income (loss)                              (124)     (136)     (555)
      Associated amortization of DAC, VOBA, DSI and DFEL             (13)       17       168
      Income tax benefit (expense)                                    48        42       135
                                                                 -------   -------   -------
         Balance as of end-of-year                               $ 2,574   $ 1,029   $    36
                                                                 =======   =======   =======
UNREALIZED OTTI ON AFS SECURITIES

Balance as of beginning-of-year                                  $  (122)  $  (108)  $    --
(Increases) attributable to:
   Cumulative effect from adoption of new accounting standards        --        --       (18)
   Gross OTTI recognized in OCI during the year                      (54)      (93)     (339)
   Change in DAC, VOBA, DSI and DFEL                                  11        10        77
   Income tax benefit (expense)                                       15        29        92
Decreases attributable to:
   Sales, maturities or other settlements of AFS securities           99        82       151
   Change in DAC, VOBA, DSI and DFEL                                 (21)      (20)      (28)
   Income tax benefit (expense)                                      (27)      (22)      (43)
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   (99)  $  (122)  $  (108)
                                                                 =======   =======   =======
UNREALIZED GAIN (LOSS) ON DERIVATIVE INSTRUMENTS

Balance as of beginning-of-year                                  $   (17)  $   (13)  $   (15)
   Unrealized holding gains (losses) arising during the year         204        (2)       12
   Change in foreign currency exchange rate adjustment                 7         4       (31)
   Change in DAC, VOBA, DSI and DFEL                                  (1)      (11)       11
   Income tax benefit (expense)                                      (73)        3         5
   Less:
      Reclassification adjustment for gains (losses)
         included in net income (loss)                               (13)        6         4
      Associated amortization of DAC, VOBA, DSI and DFEL              --        (9)      (11)
      Income tax benefit (expense)                                     5         1         2
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   128   $   (17)  $   (13)
                                                                 =======   =======   =======
FUNDED STATUS OF EMPLOYEE BENEFIT PLANS

Balance as of beginning-of-year                                  $   (14)  $   (17)  $   (32)
   Adjustment arising during the year                                  1         4        23
   Income tax benefit (expense)                                       (1)       (1)       (8)
                                                                 -------   -------   -------
         Balance as of end-of-year                               $   (14)  $   (14)  $   (17)
                                                                 =======   =======   =======

15. REALIZED GAIN (LOSS)

Details underlying realized gain (loss) (in millions) reported on our Consolidated Statements of Income (Loss) were as follows:

                                          FOR THE YEARS ENDED
                                             DECEMBER 31,
                                        ----------------------
                                         2011    2010    2009
                                        -----   -----   -----
Total realized gain (loss) related to
   certain investments(1)               $(110)  $(132)  $(498)
Realized gain (loss) on the mark-to-
   market on certain instruments(2)       (65)    (41)    (77)
Indexed annuity net derivative
   results(3):

   Gross gain (loss)                        2      34       8
   Associated amortization of DAC,
      VOBA, DSI and DFEL                   (2)    (15)     (5)
Variable annuity net derivatives
   results(4):

   Gross gain (loss)                      (51)    (30)    (10)
   Associated amortization of DAC,
      VOBA, DSI and DFEL                  (32)    (64)     (8)
Realized gain (loss) on sale of
   subsidiaries/businesses                 --      --       1
                                        -----   -----   -----
         Total realized gain (loss)     $(258)  $(248)  $(589)
                                        =====   =====   =====

----------
(1)  See "Realized Gain (Loss) Related to Certain Investments" section in Note
     5.

(2) Represents changes in the fair values of certain derivative investments (including those associated with our consolidated VIEs), total return swaps (embedded derivatives that are theoretically included in our various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements) and trading securities.

(3) Represents the net difference between the change in the fair value of the S&P 500 call options that we hold and the change in the fair value of the embedded derivative liabilities of our indexed annuity products along with changes in the fair value of embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products.

(4) Includes the net difference in the change in embedded derivative reserves of our GLB products and the change in the fair value of the derivative instruments we own to hedge GDB and GLB products, including the cost of purchasing the hedging instruments.

16. UNDERWRITING, ACQUISITION, INSURANCE, RESTRUCTURING AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                 FOR THE YEARS ENDED
                                    DECEMBER 31,
                              ------------------------
                               2011     2010     2009
                              ------   ------   ------
Commissions                   $2,534   $1,859   $1,565
General and administrative
   expenses                    1,394    1,293    1,204
Expenses associated with
   reserve financing and
   unrelated LOCs                 24       16       --
DAC and VOBA deferrals
   and interest, net of
   amortization                 (682)    (644)    (652)
Broker-dealer expenses           236      212      190
Other intangibles
   amortization                    4        4        4
Media expenses                    69       59       40
Taxes, licenses and fees         244      192      180
Merger-related expenses           --        9       16
Restructuring charges
   (recoveries) for expense
   initiatives                    --       (1)      32
                              ------   ------   ------
       Total                  $3,823   $2,999   $2,579
                              ======   ======   ======

17. PENSION, POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC and LNL maintain qualified funded defined benefit pension plans in which many of our employees and agents are participants. LNC and LNL also maintain non-qualified, unfunded defined benefit pension plans for certain employees and agents. In addition, for certain former employees we have supplemental retirement plans that provide defined benefit pension benefits in excess of limits imposed by federal tax law. All of our defined benefit pension plans are frozen, and there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service and date of hire, subject to age limitations. The frozen pension plans' benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. The cash balance formula provides benefits stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the dates the plans were frozen. Interest credits continue until the participant's benefit is paid.

LNC and LNL also sponsor a voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide benefits that are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors including years of service and year of retirement.

OBLIGATIONS, FUNDED STATUS AND ASSUMPTIONS

Information (in millions) with respect to our plans' assets and obligations was as follows:

                                                         AS OF OR FOR THE YEARS ENDED DECEMBER 31,
                                                        ------------------------------------------
                                                          2011   2010            2011   2010
                                                          ----   ----            ----   ----
                                                                                    OTHER
                                                        PENSION BENEFITS   POSTRETIREMENT BENEFITS
                                                        ----------------   -----------------------
CHANGE IN PLAN ASSETS
Fair value as of beginning-of-year                        $128   $119            $  5   $  4
Actual return on plan assets                                17     17              --      1
Company and participant contributions                       --     --               4      3
Benefits paid                                               (8)    (8)             (4)    (3)
                                                          ----   ----            ----   ----
   Fair value as of end-of-year                            137    128               5      5
                                                          ----   ----            ----   ----
CHANGE IN BENEFIT OBLIGATION
Balance as of beginning-of-year                            116    112              21     20
Interest cost                                                6      7               1      2
Company and participant contributions                       --     --               1      1
Actuarial (gains) losses                                     7      5               1      1
Benefits paid                                               (8)    (8)             (3)    (3)
                                                          ----   ----            ----   ----
   Balance as of end-of-year                               121    116              21     21
                                                          ----   ----            ----   ----
      Funded status of the plans                          $ 16   $ 12            $(16)  $(16)
                                                          ====   ====            ====   ====
AMOUNTS RECOGNIZED ON THE CONSOLIDATED BALANCE SHEETS
Other assets                                              $ 18   $ 15            $ --   $  --
Other liabilities                                           (2)    (3)            (16)    (16)
                                                          ----   ----            ----   -----
   Net amount recognized                                  $ 16   $ 12            $(16)  $ (16)
                                                          ====   ====            ====   ====
AMOUNTS RECOGNIZED IN ACCUMULATED OCI, NET OF TAX
Net (gain) loss                                           $ 14   $ 15            $ --   $  --
Prior service credit                                        --     --              --      (1)
                                                          ----   ----            ----   -----
   Net amount recognized                                  $ 14   $ 15            $ --   $  (1)
                                                          ====   ====            ====   =====
RATE OF INCREASE IN COMPENSATION
Retiree life insurance plan                                N/A    N/A            4.00%   4.00%
All other plans                                            N/A    N/A             N/A     N/A
WEIGHTED-AVERAGE ASSUMPTIONS
Benefit obligations:
   Weighted-average discount rate                         4.25%  5.25%           4.25%   5.00%
   Expected return on plan assets                         8.00%  8.00%           6.50%   6.50%
Net periodic benefit cost:
   Weighted-average discount rate                         5.25%  6.00%           5.00%   6.00%
   Expected return on plan assets                         8.00%  8.00%           6.50%   6.50%

Consistent with our benefit plans' year end, we use December 31 as the measurement date.

The discount rate was determined based on a corporate yield curve as of December 31, 2011, and projected benefit obligation cash flows for the pension plans. We reevaluate this assumption each plan year. For 2012, our discount rate for the pension plans will be 4.25%.

The expected return on plan assets was determined based on historical and expected future returns of the various asset categories, using the plans' target allocation. We reevaluate this assumption each plan year. For 2012, our expected return on plan assets is 8.00% for the plans.

The calculation of the accumulated other postretirement benefit obligation assumes a weighted-average annual rate of increase in the per capita cost of covered benefits (i.e., health care cost trend rate) as follows:

                                                         AS OF OR FOR THE
                                                     YEARS ENDED DECEMBER 31,
                                                     ------------------------
                                                       2011   2010     2009
                                                       ----   ----    -----
Pre-65 health care cost trend rate                     8.50%  9.50%   10.00%
Post-65 health care cost trend rate                    8.50%  9.50%   13.00%
Ultimate trend rate                                    4.50%  5.00%    5.00%
Year that the rate reaches the ultimate trend rate     2021   2020     2020

We expect the health care cost trend rate for 2012 to be 8.50% for both the pre-65 and the post-65 population. A one-percentage point increase in assumed health care cost trend rates would have increased the accumulated postretirement benefit obligation by less than $1 million and total service and interest cost components by less than $1 million. A one-percentage point decrease in assumed health care cost trend rates would have decreased the accumulated postretirement benefit obligation by $1 million and total service and interest cost components by less than $1 million.

Information for our pension plans with an accumulated benefit obligation in excess of plan assets (in millions) was as follows:

                                 AS OF DECEMBER 31,
                                 ------------------
                                    2011   2010
                                    ----   ----
Accumulated benefit obligation      $ 2    $94
Projected benefit obligation          2     94
Fair value of plan assets            --     91

COMPONENTS OF NET PERIODIC BENEFIT COST

The components of net periodic benefit cost for our pension plans' and other postretirement plans' expense (recovery) (in millions) were as follows:

                                                        FOR THE YEARS ENDED DECEMBER 31,
                                             --------------------------------------------------
                                              PENSION BENEFITS    OTHER POSTRETIREMENT BENEFITS
                                             ------------------   -----------------------------
                                             2011   2010   2009         2011   2010   2009
                                             ----   ----   ----         ----   ----   ----
Interest cost                                $  6   $ 7    $ 7           $ 1    $ 1   $ 1
Expected return on plan assets                (10)   (9)    (7)           --     --    --
Recognized net actuarial loss (gain)            2     2      5            --     --    (1)
                                             ----   ---    ---           ---    ---   ---
   Net periodic benefit expense (recovery)   $ (2)  $--    $ 5           $ 1    $ 1   $--
                                             ====   ===    ===           ===    ===   ===

We expect our 2012 pension plans' income to be approximately $2 million.

For 2012, the estimated amount of amortization from accumulated OCI into net periodic benefit expense related to net actuarial loss or gain is expected to be an approximate $1 million loss for our pension plans and less than $1 million gain for our other postretirement plans.

PLAN ASSETS

For the years ended December 31, 2011 and 2010, our pension plan's asset target allocations by asset category based on estimated fair values were as follows:

                            2011   2010
                            ----   ----
Fixed maturity securities    80%    50%
Common stock:
   Domestic equity           14%    35%
   International equity       6%    15%

The investment objectives for the assets related to our pension plans are to:

- Maintain sufficient liquidity to pay obligations of the plans as they come due;

- Minimize the effect of a single investment loss and large losses to the plans through prudent risk/reward diversification consistent with sound fiduciary standards;

-    Maintain an appropriate asset allocation policy;

- Earn a return commensurate with the level of risk assumed through the asset allocation policy; and

- Control costs of administering and managing the plans' investment operations.

Investments can be made in various asset classes and styles, including, but not limited to: domestic and international equity, fixed income securities, derivatives and other asset classes the investment managers deem prudent. Our plans follow a strategic asset allocation policy that strives to systemically increase the percentage of assets in liability-matching fixed income investments as funding levels increase.

We currently target asset weightings as follows: domestic equity allocations (14%) are split into large cap (10%), small cap (2%) and hedge funds (2%). Fixed maturity securities represent core fixed income investments. The performance of the pension trust assets are monitored on a quarterly basis relative to the plans' objectives.

Our qualified pension plans' assets have been combined into a master retirement trust where a variety of qualified managers, including manager of managers, are expected to have returns that exceed the median of similar funds over three-year periods, above an appropriate index over five-year periods and meet real return standards over ten-year periods. Managers are monitored for adherence to approved investment policy guidelines and managers not meeting these criteria are subject to additional due diligence review, corrective action or possible termination.

FAIR VALUE OF PLAN ASSETS

See "Fair Value Measurement" in Note 1 for discussion of how we categorize our pension plans' assets into the three-level fair value hierarchy. See "Financial Instruments Carried at Fair Value" in Note 21 for a summary of our fair value measurements of our pension plans' assets by the three-level fair value hierarchy.

The following summarizes our fair value measurements of benefit plans' assets (in millions) on a recurring basis by asset category:

                                            AS OF DECEMBER 31,
                              ---------------------------------------------
                              PENSION PLANS   OTHER POSTRETIREMENT BENEFITS
                              -------------   -----------------------------
                               2011   2010              2011   2010
                               ----   ----              ----   ----
Fixed maturity securities:
   Corporate bonds             $ 53   $ 37               $--   $--
   U.S. Government bonds         16     14                --    --
   Foreign government bonds       3      5                --    --
   RMBS                          --      1                --    --
   CMBS                           1      1                --    --
Common stock                     61     62                --    --
Cash and invested cash            3      8                 5     5
                               ----   ----               ---   ---
      Total                    $137   $128               $ 5   $ 5
                               ====   ====               ===   ===

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR PENSION PLANS' ASSETS

The fair value measurements of our pension plans' assets are based on assumptions used by market participants in pricing the security. The most appropriate valuation methodology is selected based on the specific characteristics of the security, and the valuation methodology is consistently applied to measure the security's fair value. The fair value measurement is based on a market approach, which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include third-party pricing services, independent broker quotations or pricing matrices. Both observable and unobservable inputs are used in the valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, procedures are employed, where possible, that include comparisons with similar observable positions, comparisons with subsequent sales, discussions with brokers and observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, unobservable inputs are used in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on judgment concerning the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

Prices received from third parties are not adjusted; however, the third-party pricing services' valuation methodologies and related inputs are evaluated and additional evaluation is performed to determine the appropriate level within the fair value hierarchy.

The observable and unobservable inputs to the valuation methodologies are based on general standard inputs. The standard inputs used in order of priority are benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. Depending on the type of security or the daily market activity, standard inputs may be prioritized differently or may not be available for all securities on any given day.

Cash and invested cash is carried at cost, which approximates fair value. This category includes highly liquid debt instruments purchased with a maturity of three months or less. Due to the nature of these assets, we believe these assets should be classified as Level 2.

PLAN CASH FLOWS

It is our practice to make contributions to the qualified pension plan to comply with minimum funding requirements of the Employee Retirement Income Security Act of 1974, as amended and with guidance issued there under. In accordance with such practice, no contributions were required for the years ended December 31, 2011 or 2010. Based on our calculations, we do not expect to be required to make any contributions to our qualified pension plan in 2012 under applicable pension law.

For our nonqualified pension plan, we fund the benefits as they become due to retirees. The amount expected to be contributed to the nonqualified pension plan during 2012 is less than $1 million.

We expect the following benefit payments (in millions):

                PENSION
                 PLANS        OTHER POSTRETIREMENT PLANS
                -------   ----------------------------------
                                                     NOT
                DEFINED   REFLECTING              REFLECTING
                BENEFIT    MEDICARE    MEDICARE   MEDICARE
                PENSION     PART D      PART D     PART D
                 PLANS      SUBSIDY     SUBSIDY    SUBSIDY
                -------   ----------   --------   ----------
2012              $10         $2          $--        $2
2013               10          2           --         2
2014                9          2           --         2
2015                9          2           --         2
2016                9          2           --         2
Following
   five years
   thereafter      41          8           (1)        9

18. DEFINED CONTRIBUTION AND DEFERRED COMPENSATION PLANS

DEFINED CONTRIBUTION PLANS

LNC and we sponsor defined contribution plans, which include money purchase plans, for eligible employees and agents, respectively. LNC and we make contributions and matching contributions to each of the active plans, respectively, in accordance with the plan documents and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for these plans were $65 million, $60 million and $61 million, respectively.

DEFERRED COMPENSATION PLANS

LNC and we sponsor six separate non-qualified, unfunded, deferred compensation plans for employees, agents and non-employee directors.

The results for certain investment options within the plans are hedged by total return swaps. Participants' account values change due primarily to investment earnings driven by market fluctuations. Our expenses increase or decrease in direct proportion to the change in market value of the participants' investment options. Participants are able to select our stock as an investment option; however, it is not hedged by the total return swaps and is a primary source of expense volatility related to these plans. For further discussion of total return swaps related to our deferred compensation plans, see Note 6. Information (in millions) with respect to these plans was as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                            2011       2010
                                          --------   -------
Total liabilities(1)                       $304       $315
Investments held to fund liabilities(2)     133        130

----------
(1)  Reported in other liabilities on our Consolidated Balance Sheets.

(2)  Reported in other assets on our Consolidated Balance Sheets.

DEFERRED COMPENSATION PLAN FOR EMPLOYEES

Participants may elect to defer a portion of their compensation as defined by the plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are notionally credited to their accounts. Under the terms of the plan, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plan by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plan document.

Expenses (income) (in millions) for this plan were as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Employer matching contributions       $6     $6     $ 4
Increase (decrease) in measurement
   of liabilities, net of total
   return swap                         1      1       6
                                      --     --     ---
      Total plan expenses (income)    $7     $7     $10
                                      ==     ==     ===

DEFERRED COMPENSATION PLANS FOR AGENTS

We sponsor three deferred compensation plans for certain eligible agents. Participants may elect to defer a portion of their compensation as defined by the respective plan. Participants may select from prescribed "phantom" investment options that are used as measures for calculating the returns that are no-tionally credited to their accounts. Under the terms of these plans, we agree to pay out amounts based upon the aggregate performance of the investment measures selected by the participants. We make matching contributions based upon amounts placed into the plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amounts of our contributions are calculated in accordance with the plans' documents.

Expenses (income) (in millions) for these plans were as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Employer matching contributions       $1     $3     $2
Increase (decrease) in measurement
   of liabilities, net of total       --      3      4
   return swap
                                      --     --     --
      Total plan expenses (income)    $1     $6     $6
                                      ==     ==     ==

DEFERRED COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

Non-employee directors may defer a portion of their annual retainers, and we credit deferred stock units annually to their accounts. The prescribed "phantom" investment options are identical to those offered in the employees' plan. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for this plan were less than ($1) million, $2 million and $1 million, respectively.

DEFERRED COMPENSATION PLAN FOR FORMER JP AGENTS

Eligible former agents of Jefferson-Pilot Corporation may participate in this deferred compensation plan. Participants may elect to defer commissions and bonuses and specify where this deferred compensation will be invested in selected notional mutual funds. Participants may not receive the returns on these funds until attaining a specified age or in the event of a significant lifestyle change. The funded amount is rebalanced to match the funds that have been elected under the deferred compensation plan. The plan obligation increases with contributions, deferrals and investment gains, and decreases with withdrawals and investment losses. The plan assets increase with investment gains and decrease with investment losses and payouts of benefits. For the years ended December 31, 2011, 2010 and 2009, expenses (income) for this plan were $4 million, $2 million and $1 million, respectively.

19. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees and agents are included in LNC's various incentive plans that provide for the issuance of stock options, performance shares
(performance-vested shares as opposed to time-vested shares), SARs, restricted stock units and restricted stock awards ("nonvested stock"). LNC has a policy of issuing new shares to satisfy option exercises.

Total compensation expense (in millions) for all of our stock-based incentive compensation plans was as follows:

                                     FOR THE YEARS ENDED
                                        DECEMBER 31,
                                     -------------------
                                     2011   2010    2009
                                     ----   ----   -----
Stock options                         $ 8    $ 5    $ 6
Performance shares                      2     (1)    (1)
SARs                                   --     --      1
Restricted stock units and
   nonvested stock                     12     11      6
                                      ---    ---    ---
   Total                              $22    $15    $12
                                      ===    ===    ===
Recognized tax benefit                $ 8    $ 5    $ 4
                                      ===    ===    ===


20. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with statutory accounting principles ("SAP") prescribed or permitted by the insurance departments of our states of domicile, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

We are subject to the applicable laws and regulations of our states of domicile. Changes in these laws and regulations could change capital levels or capital requirements for the Company.

Statutory capital and surplus, net gain (loss) from operations, after-tax, net income (loss) and dividends to LNC amounts (in millions) below consists of all or a combination of the following entities: LNL, Lincoln Reinsurance Company of South Carolina, Lincoln Reinsurance Company of South Carolina II, Lincoln Life & Annuity Company of New York ("LLANY"), Lincoln Financial Group South Carolina Reinsurance Company, Lincoln Reinsurance Company of Vermont I, Lincoln Reinsurance Company of Vermont II, Lincoln Reinsurance Company of Vermont III and Lincoln Reinsurance Company of Vermont IV.

                                   AS OF DECEMBER 31,
                                   ------------------
                                     2011      2010
                                   -------   --------
Capital and surplus                $7,054    $6,750

                                      FOR THE YEARS ENDED
                                         DECEMBER 31,
                                   --------------------------
                                     2011      2010      2009
                                     ----      ----      ----
Net gain (loss) from operations,
   after-tax                         $291      $553      $867
Net income (loss)                     104       430       (35)
Dividends to LNC                      800       684       405

The decrease in statutory net income (loss) for the year ended December 31, 2011, from that of 2010, was primarily due to increased realized losses in invested assets, an increase in reserves on UL secondary guarantee products and prior year favorable tax items that did not repeat in the current year.

The increase in statutory net income (loss) for the year ended December 31, 2010, from that of 2009, was primarily due to a significant decrease in realized losses on investments due to improving market conditions throughout 2010.

Our states of domicile, Indiana for LNL and New York for LLANY, have adopted certain prescribed accounting practices that differ from those found in NAIC SAP. These prescribed practices are the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves as prescribed by the state of New York and the calculation of reserves on universal life policies based on the Indi-ana universal life method as prescribed by the state of Indiana. We also have several accounting practices permitted by the states of domicile that differ from those found in NAIC SAP. Specifically, these are accounting for the lesser of the face amount of all amounts outstanding under an LOC and the value of the Valuation of Life Insurance Policies Model Regulation ("XXX") additional statutory reserves as an admitted asset and a form of surplus and the use of a more conservative valuation interest rate on certain annuities as of December 31, 2011 and 2010.

The favorable (unfavorable) effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                         AS OF DECEMBER 31,
                                         ------------------
                                           2011       2010
                                         --------   -------
Calculation of reserves using
   the Indiana universal life
   method                                 $  270     $314
Calculation of reserves using
   continuous CARVM                           (2)      (5)
Conservative valuation rate on certain
   annuities                                 (20)     (15)
Lesser of LOC and XXX additional
   reserve as surplus                      1,731      457

We are subject to certain insurance department regulatory restrictions as to the transfer of funds and payment of dividends to the holding company. Under Indiana laws and regulations, LNL may pay dividends to LNC without prior approval of the Indiana Insurance Commissioner (the "Commissioner"), only from unassigned surplus and must receive prior approval of the Commissioner to pay a dividend if such dividend, along with all other dividends paid within the preceding 12 consecutive months, would exceed the statutory limitation. The current statutory limitation is the greater of 10% of the insurer's contract holders' surplus, as shown on its last annual statement on file with the Commissioner or the insurer's statutory net gain from operations for the previous 12 months, but in no event to exceed statutory unassigned surplus. As discussed above, we may not consider the benefit from the statutory accounting principles relating to our insurance subsidiaries' deferred tax assets in calculating available dividends. Indiana law gives the Commissioner broad discretion to disapprove requests for dividends in excess of these limits. New York, the state of domicile of our other major insurance subsidiary, LLANY, has similar restrictions, except that in New York it is the lesser of 10% of surplus to contract holders as of the immediately preceding calendar year-end or net gain from operations for the immediately preceding calendar year, not including realized capital gains. We expect we could pay dividends of approximately $640 million in 2012 without prior approval from the respective state commissioners.

All payments of principal and interest on the surplus notes must be approved by the respective Commissioner of Insurance.

21. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                     AS OF DECEMBER 31,
                                                         -----------------------------------------
                                                                2011                  2010
                                                         -------------------   -------------------
                                                         CARRYING     FAIR     CARRYING      FAIR
                                                           VALUE      VALUE      VALUE      VALUE
                                                         --------   --------   --------   --------
ASSETS
AFS securities:
   Fixed maturity securities                             $ 73,607   $ 73,607   $ 66,289   $ 66,289
   VIEs' fixed maturity securities                            700        700        584        584
   Equity securities                                          139        139        140        140
Trading securities                                          2,538      2,538      2,459      2,459
Mortgage loans on real estate                               6,589      7,233      6,431      6,847
Derivative investments                                      2,846      2,846      1,021      1,021
Other investments                                           1,059      1,059        978        978
Cash and invested cash                                      3,844      3,844      1,904      1,904
Separate account assets                                    83,477     83,477     84,630     84,630
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives            (399)      (399)      (497)      (497)
   GLB reserves embedded derivatives                       (2,217)    (2,217)      (408)      (408)
Other contract holder funds:
   Remaining guaranteed interest and similar contracts     (1,114)    (1,114)    (1,119)    (1,119)
   Account values of certain investment contracts         (27,403)   (30,739)   (26,061)   (27,067)
Short-term debt                                               (10)       (10)       (10)       (10)
Long-term debt                                             (2,429)    (2,466)    (2,429)    (2,335)
Reinsurance related embedded derivatives                     (352)      (352)      (305)      (305)
VIEs' liabilities -- derivative instruments                  (291)      (291)      (209)      (209)
Other liabilities:
   Deferred compensation plans embedded derivatives          (304)      (304)      (315)      (315)
   Credit default swaps                                       (16)       (16)       (16)       (16)
BENEFIT PLANS' ASSETS(1)                                      142        142        133        133

(1) Included in the funded statuses of the benefit plans, which is reported in other liabilities on our Consolidated Balance Sheets. Refer to Note 17 for additional detail.

VALUATION METHODOLOGIES AND ASSOCIATED INPUTS FOR FINANCIAL INSTRUMENTS NOT CARRIED AT FAIR VALUE

The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value on our Consolidated Balance Sheets. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt-service coverage, loan-to-value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS

The carrying value of our assets classified as other investments approximates their fair value. Other investments include LPs and other privately held investments that are accounted for using the equity method of accounting.

OTHER CONTRACT HOLDER FUNDS

Other contract holder funds include remaining guaranteed interest and similar contracts and account values of certain investment contracts. The fair value for the remaining guaranteed interest and similar contracts is estimated using discounted cash flow calculations as of the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. As of December 31, 2011 and 2010, the remaining guaranteed interest and similar contracts carrying value approximates fair value. The fair value of the account values of certain investment contracts is based on their approximate surrender value as of the balance sheet date.

SHORT-TERM AND LONG-TERM DEBT

The fair value of long-term debt is based on quoted market prices or estimated using discounted cash flow analysis determined in conjunction with our incremental borrowing rate as of the balance sheet date for similar types of borrowing arrangements where quoted prices are not available. For short-term debt, excluding current maturities of long-term debt, the carrying value approximates fair value.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

We did not have any assets or liabilities measured at fair value on a nonrecurring basis as of December 31, 2011, or December 31, 2010, and we noted no changes in our valuation methodologies between these periods.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the fair value hierarchy levels described above:

                                                                    AS OF DECEMBER 31, 2011
                                                      ----------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE     TOTAL
                                                         ASSETS        INPUTS        INPUTS         FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 61        $  55,603      $ 2,423     $ 58,087
      U.S. Government bonds                                426               18            1          445
      Foreign government bonds                              --              621           97          718
      RMBS                                                  --            7,506          158        7,664
      CMBS                                                  --            1,498           31        1,529
      CDOs                                                  --               --          101          101
      State and municipal bonds                             --            3,943           --        3,943
      Hybrid and redeemable preferred securities            15            1,006           99        1,120
   VIEs' fixed maturity securities                         108              592           --          700
   Equity AFS securities                                    37               46           56          139
   Trading securities                                        2            2,469           67        2,538
   Derivative investments                                   --              362        2,484        2,846
Cash and invested cash                                      --            3,844           --        3,844
Separate account assets                                     --           83,477           --       83,477
                                                          ----        ---------      -------     --------
         Total assets                                     $649        $ 160,985      $ 5,517     $167,151
                                                          ====        =========      =======     ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives         $ --        $      --      $  (399)    $   (399)
   GLB reserves embedded derivatives                        --               --       (2,217)      (2,217)
Reinsurance related embedded derivatives                    --             (352)          --         (352)
VIEs' liabilities -- derivative instruments                 --               --         (291)        (291)
Other liabilities:
   Deferred compensation plans embedded derivatives         --               --         (304)        (304)
   Credit default swaps                                     --               --          (16)         (16)
                                                          ----        ---------      -------     --------
      Total liabilities                                   $ --        $    (352)     $(3,227)    $ (3,579)
                                                          ====        =========      =======     ========
BENEFIT PLANS' ASSETS                                     $ 14        $     128      $    --     $    142
                                                          ====        =========      =======     ========

                                                                    AS OF DECEMBER 31, 2010
                                                      ----------------------------------------------------
                                                        QUOTED
                                                        PRICES
                                                       IN ACTIVE
                                                      MARKETS FOR   SIGNIFICANT   SIGNIFICANT
                                                       IDENTICAL     OBSERVABLE   UNOBSERVABLE     TOTAL
                                                         ASSETS        INPUTS        INPUTS         FAIR
                                                       (LEVEL 1)     (LEVEL 2)      (LEVEL 3)      VALUE
                                                      -----------   -----------   ------------   ---------
ASSETS
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 58       $  48,304       $ 2,353      $ 50,715
      U.S. Government bonds                                117               3             2           122
      Foreign government bonds                              --             381           113           494
      RMBS                                                  --           8,262           119         8,381
      CMBS                                                  --           1,863           102         1,965
      CDOs                                                  --               2           171           173
      State and municipal bonds                             --           3,085            --         3,085
      Hybrid and redeemable preferred securities            18           1,222           114         1,354
   VIEs' fixed maturity securities                          --             584            --           584
   Equity AFS securities                                    37              12            91           140
   Trading securities                                        2           2,383            74         2,459
   Derivative investments                                   --            (473)        1,494         1,021
Cash and invested cash                                      --           1,904            --         1,904
Separate account assets                                     --          84,630            --        84,630
                                                          ----       ---------       -------      --------
         Total assets                                     $232       $ 152,162       $ 4,633      $157,027
                                                          ====       =========       =======      ========
LIABILITIES
Future contract benefits:
   Indexed annuity contracts embedded derivatives         $ --       $      --       $  (497)     $   (497)
   GLB reserves embedded derivatives                        --              --          (408)         (408)
Reinsurance related embedded derivatives                    --            (305)           --          (305)
VIEs' liabilities -- derivative instruments                 --              --          (209)         (209)
Other liabilities:
   Deferred compensation plans embedded derivatives         --              --          (315)         (315)
   Credit default swaps                                     --              --           (16)          (16)
                                                          ----       ---------       -------      --------
      Total liabilities                                   $ --       $    (305)      $(1,445)     $ (1,750)
                                                          ====       =========       =======      ========
BENEFIT PLANS' ASSETS
                                                          $ 16       $     111       $     6      $    133
                                                          ====       =========       =======      ========

The following summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This summary excludes any impact of amortization of DAC, VOBA, DSI and DFEL. The gains and losses below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2011
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,353     $     3     $  42       $(134)        $ 159     $ 2,423
      U.S. Government bonds                                     2          --        --          (1)           --           1
      Foreign government bonds                                113          --         4          (3)          (17)         97
      RMBS                                                    119          (3)        6          36            --         158
      CMBS                                                    102         (62)       61         (74)            4          31
      CDOs                                                    171          19       (17)        (72)           --         101
      Hybrid and redeemable preferred securities              114          (1)       (5)         (7)           (2)         99
   Equity AFS securities                                       91           8       (12)          3           (34)         56
   Trading securities                                          74           3         1          (7)           (4)         67
   Derivative investments                                   1,494         495       383         112            --       2,484
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (497)          5        --          93            --        (399)
   GLB reserves embedded derivatives                         (408)     (1,809)       --          --            --      (2,217)
VIEs' liabilities -- derivative instruments(5)               (209)        (82)       --          --            --        (291)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (315)        (10)       --          21            --        (304)
   Credit default swaps(7)                                    (16)         (6)       --           6            --         (16)
                                                          -------     -------     -----       -----         -----     -------
      Total, net                                          $ 3,188     $(1,440)    $ 463       $ (27)        $ 106     $ 2,290
                                                          =======     =======     =====       =====         =====     =======
Benefit plans' assets(8)                                  $     6     $    --     $  --       $  (6)        $  --     $    --
                                                          =======     =======     =====       =====         =====     =======

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2010
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,117      $ (42)     $  53        $ 279        $ (54)    $2,353
      U.S. Government bonds                                     3         --         --           (4)           3          2
      Foreign government bonds                                 92         --          8           (4)          17        113
      RMBS                                                    135         (5)        10          (17)          (4)       119
      CMBS                                                    252        (47)        84          (72)        (115)       102
      CDOs                                                    153          1         30          (13)          --        171
      CLNs                                                    322         --        278           --         (600)        --
      Hybrid and redeemable preferred securities              150          2        (23)         (15)          --        114
   Equity AFS securities                                       88         --          8           (5)          --         91
   Trading securities                                          90          2        (10)          (7)          (1)        74
   Derivative investments                                   1,238       (166)         7          415           --      1,494
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (419)       (81)        --            3           --       (497)
   GLB reserves embedded derivatives                         (676)       268         --           --           --       (408)
   VIEs' liabilities -- derivative instruments(5)              --         16         --           --         (225)      (209)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (314)       (33)        --           32           --       (315)
   Credit default swaps(7)                                    (65)         7         --           42           --        (16)
                                                          -------      -----      -----        -----        -----     ------
      Total, net                                          $ 3,166      $ (78)     $ 445        $ 634        $(979)    $3,188
                                                          =======      =====      =====        =====        =====     ======
Benefit plans' assets(8)                                  $    --      $  --      $  --        $   6        $  --     $    6
                                                          =======      =====      =====        =====        =====     ======

                                                                         FOR THE YEAR ENDED DECEMBER 31, 2009
                                                         --------------------------------------------------------------------
                                                                                            PURCHASES,
                                                                                  GAINS     ISSUANCES,    TRANSFERS
                                                                       ITEMS    (LOSSES)      SALES,        IN OR
                                                                     INCLUDED      IN       MATURITIES,      OUT
                                                         BEGINNING      IN         OCI     SETTLEMENTS,      OF        ENDING
                                                            FAIR        NET        AND        CALLS,       LEVEL 3,     FAIR
                                                           VALUE      INCOME    OTHER(1)        NET         NET(2)     VALUE
                                                         ---------   --------   --------   ------------   ---------   -------
Investments:(3)
   Fixed maturity AFS securities:
      Corporate bonds                                     $ 2,383     $  (46)     $317        $ (161)       $(376)    $2,117
      U.S. Government bonds                                     3         --        --            --           --          3
      Foreign government bonds                                 60          1         2            10           19         92
      RMBS                                                    178         (7)       35            84         (155)       135
      CMBS                                                    238          1        57           (44)          --        252
      CDOs                                                    150        (35)       61           (21)          (2)       153
      CLNs                                                     50         --       272            --           --        322
      State and municipal bonds                               117         --        (1)          (17)         (99)        --
      Hybrid and redeemable preferred securities              113        (21)       47             3            8        150
   Equity AFS securities                                       93         (7)       26           (24)          --         88
   Trading securities                                          77         35        --            (7)         (15)        90
   Derivative investments                                      78        (87)       (7)        1,254           --      1,238
Future contract benefits:(4)
   Indexed annuity contracts embedded derivatives            (252)       (75)       --           (92)          --       (419)
   GLB reserves embedded derivatives                       (2,904)     2,228        --            --           --       (676)
Other liabilities:
   Deferred compensation plans embedded derivatives(6)       (223)       (50)       --           (41)          --       (314)
   Credit default swaps(7)                                    (51)       (37)       --            23           --        (65)
                                                          -------     ------      ----        ------        -----     ------
      Total, net                                          $   110     $1,900      $809        $  967        $(620)    $3,166
                                                          =======     ======      ====        ======        =====     ======
Benefit plans' assets(8)                                  $     1     $   --      $ --        $   --        $  (1)    $   --
                                                          =======     ======      ====        ======        =====     ======

----------
(1) The changes in fair value of the interest rate swaps are offset by an adjustment to derivative investments (see Note 6).

(2) Transfers in or out of Level 3 for AFS and trading securities are displayed at amortized cost as of the beginning-of-period. For AFS and trading securities, the difference between beginning-of-year amortized cost and beginning-of-year fair value was included in OCI and earnings, respectively, in prior years.

(3) Amortization and accretion of premiums and discounts are included in net investment income on our Consolidated Statements of Income (Loss). Gains (losses) from sales, maturities, settlements and calls and OTTI are included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(4) Gains (losses) from sales, maturities, settlements and calls are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(5) The changes in fair value of the credit default swaps and contingency forwards are included in realized gain (loss) on our Consolidated Statements of Income (Loss).

(6) Deferrals and subsequent changes in fair value for the participants' investment options are reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(7) Gains (losses) from sales, maturities, settlements and calls are included in net investment income on our Consolidated Statements of Income (Loss).
     (8) The expected return on plan assets is reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

The following provides the components of the items included in issuances, sales, maturities, settlements, calls, net, excluding any effect of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits (in millions) as reported above:

                                                                  FOR THE YEAR ENDED DECEMBER 31, 2011
                                                      ------------------------------------------------------------
                                                      ISSUANCES   SALES   MATURITIES   SETTLEMENTS   CALLS   TOTAL
                                                      ---------   -----   ----------   -----------   -----   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                   $237      $(216)    $ (15)        $(51)      $(89)   $(134)
      U.S. Government bonds                               --         --        --           (1)        --       (1)
      Foreign government bonds                            --         (3)       --           --         --       (3)
      RMBS                                                51         --        --          (15)        --       36
      CMBS                                                --        (50)       --          (24)        --      (74)
      CDOs                                                --        (33)       --          (39)        --      (72)
      Hybrid and redeemable preferred securities           9        (16)       --           --         --       (7)
   Equity AFS securities                                  19        (16)       --           --         --        3
   Trading securities                                     --         (2)       --           (5)        --       (7)
   Derivative investments                                396         (7)     (277)          --         --      112
Future contract benefits:
   Indexed annuity contracts embedded derivatives        (59)        --        --          152         --       93
Other liabilities:
   Deferred compensation plans embedded derivatives       --         --        --           21         --       21
   Credit default swaps                                   --          6        --           --         --        6
                                                        ----      -----     -----         ----       ----    -----
         Total, net                                     $653      $(337)    $(292)        $ 38       $(89)   $ (27)
                                                        ====      =====     =====         ====       ====    =====
Benefit plans' assets                                   $ --      $  (3)    $  (3)        $ --       $ --    $  (6)
                                                        ====      =====     =====         ====       ====    =====

The following summarizes changes in unrealized gains (losses) included in net income, excluding any impact of amortization of DAC, VOBA, DSI and DFEL and changes in future contract benefits, related to financial instruments carried at fair value classified within Level 3 that we still held (in millions):

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       ------------------------
                                                         2011     2010    2009
                                                       -------   -----   ------
Investments:(1)
   Trading securities                                  $    --   $  --   $   33
   Derivative investments                                  472    (163)     (86)
Future contract benefits:(1)
   Indexed annuity contracts embedded derivatives           (1)     44      (17)
   GLB reserves embedded derivatives                    (1,615)    419    2,366
VIEs' liabilities -- derivative instruments(1)             (82)     16       --
Other liabilities:
   Deferred compensation plans embedded derivatives(2)     (10)    (33)     (50)
   Credit default swaps(3)                                  (8)    (12)     (14)
                                                       -------   -----   ------
      Total, net                                       $(1,244)  $ 271   $2,232
                                                       =======   =====   ======

----------
(1)  Included in realized gain (loss) on our Consolidated Statements of Income
     (Loss).

(2) Included in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(3)  Included in net investment income on our Consolidated Statements of Income
     (Loss).

The following provides the components of the transfers in and out of Level 3 (in millions) as reported above:

                                                                  FOR THE YEARS ENDED DECEMBER 31,
                                                   -------------------------------------------------------------
                                                                2011                            2010
                                                   -----------------------------   -----------------------------
                                                   TRANSFERS   TRANSFERS           TRANSFERS   TRANSFERS
                                                     IN TO      OUT OF               IN TO      OUT OF
                                                    LEVEL 3     LEVEL 3    TOTAL    LEVEL 3     LEVEL 3    TOTAL
                                                   ---------   ---------   -----   ---------   ---------   -----
Investments:
   Fixed maturity AFS securities:
      Corporate bonds                                 $246       $ (87)    $159      $ 144       $(198)    $ (54)
      U.S. Government bonds                             --          --       --          3          --         3
      Foreign government bonds                          --         (17)     (17)        17          --        17
      RMBS                                              --          --       --         --          (4)       (4)
      CMBS                                               4          --        4          3        (118)     (115)
      CLNs                                              --          --       --         --        (600)     (600)
      Hybrid and redeemable preferred securities        18         (20)      (2)        --          --        --
   Equity AFS securities                                 1         (35)     (34)        --          --        --
   Trading securities                                    1          (5)      (4)        --          (1)       (1)
Future contract benefits:
   VIEs' liabilities -- derivative instruments          --          --       --       (225)         --      (225)
                                                      ----       -----     ----      -----       -----     -----
         Total, net                                   $270       $(164)    $106      $ (58)      $(921)    $(979)
                                                      ====       =====     ====      =====       =====     =====

Transfers in and out of Level 3 are generally the result of observable market information on a security no longer being available or becoming available to our pricing vendors. For the years ended December 31, 2011 and 2010, our corporate bonds and CMBS transfers in and out were attributable primarily to the securities' observable market information being available or no longer being available, respectively. For the year ended December 31, 2010, the CLNs transfer out of Level 3 and VIEs' liabilities - derivative instruments transfer into Level 3 were related to new accounting guidance that is discussed in Note 2. For the years ended December 31, 2011 and 2010, there were no significant transfers between Level 1 and 2 of the fair value hierarchy.

22. SEGMENT INFORMATION

We provide products and services and report results through our Annuities, Retirement Plan Services, Life Insurance and Group Protection segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

The Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Plan Services segment provides employer-sponsored variable and fixed annuities, defined benefit, individual retirement accounts and mutual-fund based programs in the retirement plan marketplaces.

The Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

Other Operations includes investments related to the excess capital in our insurance subsidiaries; investments in media properties and other corporate investments; benefit plan net liability; the unamortized deferred gain on indemnity reinsurance related to the sale of reinsurance; the results of certain disability income business; a closed-block of pension business, the majority of which was sold on a group annuity basis, and is currently in run-off; and debt costs.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of derivative instruments, embedded derivatives within certain reinsurance arrangements and our trading securities;

     - Change in the fair value of the derivatives we own to hedge our GDB riders within our variable annuities;

     - Change in the GLB embedded derivative reserves, net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative reserves; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products accounted for under the Derivatives and Hedging and the Fair Value Measurements and Disclosures Topics of the FASB ASC.

- Change in reserves accounted for under the Financial Services - Insurance - Claim Costs and Liabilities for Future Policy Benefits Subtopic of the FASB ASC resulting from benefit ratio unlocking on our GDB and GLB riders ("benefit ratio unlocking");

-    Income (loss) from the initial adoption of new accounting standards;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Gain (loss) on early extinguishment of debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of DFEL arising from changes in GDB and GLB benefit ratio unlocking;

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

-    Revenue adjustments from the initial adoption of new accounting standards.

We use our prevailing corporate federal income tax rate of 35% while taking into account any permanent differences for events recognized differently in our financial statements and federal income tax returns when reconciling our non-GAAP measures to the most comparable GAAP measure. Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our consolidated results of operations.

Segment information (in millions) was as follows:

                                                          FOR THE YEARS ENDED
                                                             DECEMBER 31,
                                                       ------------------------
                                                        2011     2010     2009
                                                       ------   ------   ------
REVENUES
Operating revenues:
   Annuities                                           $2,583   $2,412   $2,085
   Retirement Plan Services                               989      970      911
   Life Insurance                                       4,347    4,156    3,990
   Group Protection                                     1,939    1,831    1,713
   Other Operations                                       448      470      449
Excluded realized gain (loss), pre-tax                   (347)    (317)    (643)
Amortization of deferred gain arising from reserve
   changes on business sold through reinsurance,
   pre-tax                                                  3        3        3
                                                       ------   ------   ------
      Total revenues                                   $9,962   $9,525   $8,508
                                                       ======   ======   ======

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2011    2010     2009
                                                         -----   ------   -----
NET INCOME (LOSS)
Income (loss) from operations:
   Annuities                                             $ 571   $  463   $ 355
   Retirement Plan Services                                152      146     124
   Life Insurance                                          502      595     617
   Group Protection                                        101       72     124
   Other Operations                                        (28)       3      (7)
Excluded realized gain (loss), after-tax                  (225)    (206)   (418)
Income (expense) from reserve changes (net of related
   amortization) on business sold through reinsurance,
   after-tax                                                 2        2       2
Impairment of intangibles, after-tax                      (744)      --    (709)
                                                         -----   ------   -----
   Net income (loss)                                     $ 331   $1,075   $  88
                                                         =====   ======   =====

                                    FOR THE YEARS ENDED
                                       DECEMBER 31,
                                 ------------------------
                                  2011     2010     2009
                                 ------   ------   ------
NET INVESTMENT INCOME
Annuities                        $1,091   $1,107   $1,020
Retirement Plan Services            792      769      732
Life Insurance                    2,168    2,040    1,827
Group Protection                    152      141      127
Other Operations                    287      305      300
                                 ------   ------   ------
   Total net investment income   $4,490   $4,362   $4,006
                                 ======   ======   ======

                                                           FOR THE YEARS ENDED
                                                              DECEMBER 31,
                                                         ----------------------
                                                          2011     2010    2009
                                                         ------   ------   ----
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Annuities                                                $  388   $  402   $356
Retirement Plan Services                                     60       78     71
Life Insurance                                              517      492    519
Group Protection                                             45       46     46
                                                         ------   ------   ----
   Total amortization of DAC and VOBA, net of interest   $1,010   $1,018   $992
                                                         ======   ======   ====

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ---------------------
                                                           2011    2010    2009
                                                          -----   -----   -----
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Annuities                                                 $ 103   $  91   $  42
Retirement Plan Services                                     59      55      45
Life Insurance                                              227     279     271
Group Protection                                             54      38      67
Other Operations                                            (14)     (6)    (21)
Excluded realized gain (loss)                              (122)   (111)   (225)
Reserve changes (net of related amortization) on
   business sold through reinsurance                          1       1       1
Impairment of intangibles                                    --      --     (16)
Benefit ratio unlocking                                      --      --      (1)
                                                          -----   -----   -----
    Total federal income tax expense (benefit)            $ 308   $ 347   $ 163
                                                          =====   =====   =====

                            AS OF DECEMBER 31,
                           -------------------
                             2011       2010
                           --------   --------
ASSETS
Annuities                  $ 99,455   $ 91,789
Retirement Plan Services     28,781     28,563
Life Insurance               58,704     55,083
Group Protection              3,458      3,254
Other Operations             12,349     13,323
                           --------   --------
   Total assets            $202,747   $192,012
                           ========   ========

23. SUPPLEMENTAL DISCLOSURES OF CASH FLOW DATA

The following summarizes our supplemental cash flow data (in millions):

                                                                    FOR THE YEARS ENDED
                                                                        DECEMBER 31,
                                                                   ---------------------
                                                                    2011    2010    2009
                                                                   -----   -----   -----
Interest paid                                                      $  88   $  94   $  96
Income taxes paid (received)                                         159    (345)    (15)
Significant non-cash investing and financing transactions:
   Funds withheld agreements:
      Carrying value of assets                                     $  --   $  --   $ 790
      Carrying value of liabilities                                   --      --    (790)
                                                                   -----   -----   -----
         Total funds withheld                                      $  --   $  --   $  --
                                                                   =====   =====   =====
   Resinsurance assumed:
      Carrying value of assets                                     $  --   $  --   $  63
      Carrying value of liabilities                                   --      --     (63)
                                                                   -----   -----   -----
         Total reinsurance assumed                                 $  --   $  --   $  --
                                                                   =====   =====   =====
   Reinsurance ceded:
      Carrying value of assets                                     $  --   $ 188   $  --
      Carrying value of liabilities                                   --    (188)     --
                                                                   -----   -----   -----
         Total reinsurance ceded                                   $  --   $  --   $  --
                                                                   =====   =====   =====
   Reinsurance recaptured:
      Carrying value of assets                                     $ 243   $ 110   $  --
      Carrying value of liabilities                                 (441)   (115)     --
                                                                   -----   -----   -----
         Total reinsurance recaptured                              $(198)  $  (5)  $  --
                                                                   =====   =====   =====
   Capital contributions:
      Carrying value of assets (includes cash and invested cash)   $  10   $  --   $ 364
      Carrying value of liabilities                                   --      --     (84)
                                                                   -----   -----   -----
         Total capital contributions                               $  10   $  --   $ 280
                                                                   =====   =====   =====
   Sale of subsidiaries/businesses:
      Proceeds from sale of subsidiaries/businesses                $  --   $  --   $   6
      Assets disposed (includes cash and invested cash)               --      --      (5)
                                                                   -----   -----   -----
         Gain on sale of subsidiaries/businesses                   $  --   $  --   $   1
                                                                   =====   =====   =====

24. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our consolidated financial statements were as follows:

                                             AS OF DECEMBER 31,
                                             ------------------
                                               2011     2010
                                              ------   ------
Assets with affiliates:
   Corporate bonds(1)                         $  100   $  100
   Ceded reinsurance contracts(2)              3,318    1,875
   Ceded reinsurance contracts(3)                340      644
   Cash management agreement investment(4)       394      173
   Service agreement receivable(4)                 1      (12)
Liabilities with affiliates:
   Assumed reinsurance contracts(5)              432      417
   Assumed reinsurance contracts(3)              181      201
   Ceded reinsurance contracts(6)              3,668    2,159
   Inter-company short-term debt(7)               10       10
   Inter-company long-term debt(8)             2,179    2,179

                                                                              FOR THE YEARS ENDED
                                                                                 DECEMBER 31,
                                                                           ------------------------
                                                                             2011     2010    2009
                                                                           -------   -----   ------
Revenues with affiliates:
   Premiums received on assumed (paid on ceded) reinsurance contracts(9)   $  (335)  $(268)  $(196)
   Fees for management of general account(10)                                   --      --     (68)
Benefits and expenses with affiliates:
   Reinsurance (recoveries) benefits on ceded reinsurance contracts(11)     (1,181)   (638)   (158)
   Service agreement payments(12)                                               75      58     (21)
   Interest expense on inter-company debt(13)                                  107      98      90

----------
(1)  Reported in fixed maturity AFS securities on our Consolidated Balance
     Sheets.

(2)  Reported in reinsurance recoverables on our Consolidated Balance Sheets.

(3) Reported in reinsurance related embedded derivatives on our Consolidated Balance Sheets.

(4)  Reported in other assets on our Consolidated Balance Sheets.

(5)  Reported in future contract benefits on our Consolidated Balance Sheets.

(6) Reported in funds withheld reinsurance liabilities on our Consolidated Balance Sheets.

(7)  Reported in short-term debt on our Consolidated Balance Sheets.

(8)  Reported in long-term debt on our Consolidated Balance Sheets.

(9)  Reported in insurance premiums on our Consolidated Statements of Income
     (Loss).

(10) Reported in net investment income on our Consolidated Statement of Income
     (Loss).

(11) Reported in benefits on our Consolidated Statements of Income (Loss).

(12) Reported in underwriting, acquisition, insurance and other expenses on our Consolidated Statements of Income (Loss).

(13) Reported in interest and debt expense on our Consolidated Statements of Income (Loss).

CORPORATE BONDS

LNC issues corporate bonds to us for a predetermined face value to be repaid by LNC at a predetermined maturity with a specified interest rate. We purchase these investments for our segmented portfolios that have yield, duration and other characteristics.

CASH MANAGEMENT AGREEMENT

In order to manage our capital more efficiently, we participate in an inter-company cash management program where LNC can lend to or borrow from us to meet short-term borrowing needs. The cash management program is essentially a series of demand loans, which are permitted under applicable insurance laws, among LNC and its affiliates that reduces overall borrowing costs by allowing LNC and its subsidiaries to access internal resources instead of incurring third-party transaction costs. The borrowing and lending limit is currently the lesser of 3% of our admitted assets and 25% of our surplus, in both cases, as of our most recent year end.

SERVICE AGREEMENT

In accordance with service agreements with LNC and other subsidiaries of LNC for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: investments by product, assets under management, weighted policies in force, headcount and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

On January 4, 2010, LNC closed on a purchase and sale agreement pursuant to which all of the outstanding capital stock of Delaware Management Holdings, Inc. ("Delaware") was sold. In addition, we entered into investment advisory agreements with Delaware, pursuant to which Delaware will continue to manage the majority of our general account insurance assets.

CEDED REINSURANCE CONTRACTS

As discussed in Note 9, we cede insurance contracts to and assume insurance contracts from affiliated companies. We cede certain guaranteed benefit risks (including certain GDB and GWB benefits) to LNBAR. As discussed in Note 3, we also cede the risks for no-lapse benefit guarantees under certain UL contracts to LNBAR.

Substantially all reinsurance ceded to affiliated companies is with unauthorized companies. To take reserve credit for such reinsurance, we hold assets from the reinsurer, including funds held under reinsurance treaties, and are the beneficiary of letters of credit aggregating $71 million and $1.3 billion as of December 31, 2011 and 2010, respectively. The letters of credit are issued by banks and represent guarantees of performance by LNC under the reinsurance agreement.

                   LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2011

                                                                                                      MORTALITY &
                                                                                                        EXPENSE
                                                          CONTRACT                       CONTRACT      GUARANTEE
                                                         PURCHASES                     REDEMPTIONS      CHARGES
                                                          DUE FROM                        DUE TO       PAYABLE TO
                                                        THE LINCOLN                    THE LINCOLN    THE LINCOLN
                                                       NATIONAL LIFE                  NATIONAL LIFE  NATIONAL LIFE
                                                         INSURANCE         TOTAL        INSURANCE      INSURANCE
SUBACCOUNT                               INVESTMENTS      COMPANY         ASSETS         COMPANY        COMPANY       NET ASSETS
------------------------------------   --------------  -------------  --------------  -------------  -------------  --------------
American Funds Asset Allocation
   Class 1                             $  436,922,206    $       --   $  436,922,206    $  361,933      $ 33,850    $  436,526,423
American Funds Asset Allocation
   Class 2                              2,928,962,290            --    2,928,962,290       730,139       225,652     2,928,006,499
American Funds Blue Chip Income &
   Growth Class 1                          94,232,745            --       94,232,745        56,853         7,474        94,168,418
American Funds Blue Chip Income &
   Growth Class 2                       2,448,187,772            --    2,448,187,772       119,091       193,331     2,447,875,350
American Funds Bond Class 1               203,545,297            --      203,545,297       103,838        16,093       203,425,366
American Funds Bond Class 2             3,123,152,499     1,261,774    3,124,414,273            --       255,012     3,124,159,261
American Funds Cash Management
   Class 1                                 58,786,435            --       58,786,435        56,638         4,616        58,725,181
American Funds Cash Management
   Class 2                                509,060,036            --      509,060,036     2,146,945        43,155       506,869,936
American Funds Global Balanced
   Class 2                                 20,869,583         1,434       20,871,017            --         1,919        20,869,098
American Funds Global Bond Class 1         61,205,680        37,544       61,243,224            --         4,956        61,238,268
American Funds Global Bond Class 2      1,214,572,851       520,429    1,215,093,280            --       102,633     1,214,990,647
American Funds Global Discovery
   Class 1                                 12,211,235            --       12,211,235         1,992           946        12,208,297
American Funds Global Discovery
   Class 2                                191,668,028            --      191,668,028        32,590        15,545       191,619,893
American Funds Global Growth
   Class 1                                 95,462,093            --       95,462,093       122,878         7,382        95,331,833
American Funds Global Growth
   Class 2                              1,399,748,764            --    1,399,748,764       540,121       113,832     1,399,094,811
American Funds Global Growth and
   Income Class 1                          62,254,648            --       62,254,648        72,763         4,905        62,176,980
American Funds Global Growth and
   Income Class 2                       1,265,115,211            --    1,265,115,211       466,453       102,419     1,264,546,339
American Funds Global Small
   Capitalization Class 1                  82,793,120            --       82,793,120         2,513         6,319        82,784,288
American Funds Global Small
   Capitalization Class 2                 788,750,343        17,625      788,767,968            --        63,390       788,704,578
American Funds Growth Class 1           1,252,974,418            --    1,252,974,418       868,529        95,613     1,252,010,276
American Funds Growth Class 2           4,987,844,512            --    4,987,844,512     2,123,161       413,654     4,985,307,697
American Funds Growth-Income
   Class 1                              1,333,576,396            --    1,333,576,396       548,842       102,302     1,332,925,252
American Funds Growth-Income
   Class 2                              5,021,807,866            --    5,021,807,866       317,881       397,416     5,021,092,569
American Funds High-Income Bond
   Class 1                                149,124,734        52,999      149,177,733            --        11,414       149,166,319
American Funds High-Income Bond
   Class 2                              1,014,257,254            --    1,014,257,254       564,248        81,823     1,013,611,183
American Funds International Class 1      587,192,235            --      587,192,235       771,187        44,595       586,376,453
American Funds International Class 2    1,783,638,315            --    1,783,638,315       585,920       148,563     1,782,903,832
American Funds International
   Growth and Income Class 1               14,151,229            --       14,151,229         1,709         1,123        14,148,397
American Funds International
   Growth and Income Class 2              190,695,203        54,738      190,749,941            --        15,591       190,734,350
American Funds Mortgage Bond
   Class 2                                 68,315,421        41,335       68,356,756            --         6,166        68,350,590
American Funds New World Class 1           79,278,892            --       79,278,892         9,064         6,110        79,263,718

See accompanying notes.

                                                                                                      MORTALITY &
                                                                                                        EXPENSE
                                                          CONTRACT                       CONTRACT      GUARANTEE
                                                         PURCHASES                     REDEMPTIONS      CHARGES
                                                          DUE FROM                        DUE TO       PAYABLE TO
                                                        THE LINCOLN                    THE LINCOLN    THE LINCOLN
                                                       NATIONAL LIFE                  NATIONAL LIFE  NATIONAL LIFE
                                                         INSURANCE         TOTAL        INSURANCE      INSURANCE
SUBACCOUNT                               INVESTMENTS      COMPANY         ASSETS         COMPANY        COMPANY       NET ASSETS
------------------------------------   --------------  -------------  --------------  -------------  -------------  --------------
American Funds New World Class 2       $  873,221,344   $       --    $  873,221,344     $100,178       $ 70,900    $  873,050,266
American Funds U.S. Government/
   AAA-Rated Securities Class 1           183,626,782      136,862       183,763,644           --         14,236       183,749,408
American Funds U.S. Government/
   AAA-Rated Securities Class 2         1,901,656,977      918,088     1,902,575,065           --        164,140     1,902,410,925
LVIP American Balanced Allocation
   Standard Class                           9,688,498       99,992         9,788,490           --            902         9,787,588
LVIP American Balanced Allocation
   Service Class                          444,020,080      319,935       444,340,015           --         42,429       444,297,586
LVIP American Growth Allocation
   Standard Class                           7,894,453       81,039         7,975,492           --            698         7,974,794
LVIP American Growth Allocation
   Service Class                          436,054,440      962,281       437,016,721           --         39,434       436,977,287
LVIP American Income Allocation
   Standard Class                           2,869,740           --         2,869,740            9            259         2,869,472
LVIP American Income Allocation
   Service Class                          125,687,953    1,162,861       126,850,814           --         11,904       126,838,910

See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 2011

                                                                            MORTALITY
                                                              DIVIDENDS        AND           NET
                                                                FROM         EXPENSE      INVESTMENT
                                                             INVESTMENT     GUARANTEE       INCOME
SUBACCOUNT                                                     INCOME        CHARGES        (LOSS)
-----------------------------------------------------------  -----------  ------------   ------------
American Funds Asset Allocation Class 1                      $ 9,651,806  $ (6,647,567)  $  3,004,239
American Funds Asset Allocation Class 2                       57,003,990   (43,574,270)    13,429,720
American Funds Blue Chip Income & Growth Class 1               1,893,172    (1,389,813)       503,359
American Funds Blue Chip Income & Growth Class 2              44,097,267   (36,430,803)     7,666,464
American Funds Bond Class 1                                    6,564,388    (2,983,201)     3,581,187
American Funds Bond Class 2                                   93,754,187   (46,633,499)    47,120,688
American Funds Cash Management Class 1                                --      (870,698)      (870,698)
American Funds Cash Management Class 2                                --    (7,716,333)    (7,716,333)
American Funds Global Balanced Class 2                             7,763       (97,981)       (90,218)
American Funds Global Bond Class 1                             1,835,389      (887,723)       947,666
American Funds Global Bond Class 2                            33,661,423   (18,588,134)    15,073,289
American Funds Global Discovery Class 1                           84,989      (202,203)      (117,214)
American Funds Global Discovery Class 2                          834,058    (3,065,267)    (2,231,209)
American Funds Global Growth Class 1                           1,671,450    (1,582,978)        88,472
American Funds Global Growth Class 2                          20,210,711   (23,015,782)    (2,805,071)
American Funds Global Growth and Income Class 1                1,963,318    (1,011,206)       952,112
American Funds Global Growth and Income Class 2               35,833,616   (20,106,235)    15,727,381
American Funds Global Small Capitalization Class 1             1,677,332    (1,512,477)       164,855
American Funds Global Small Capitalization Class 2            12,227,112   (13,514,524)    (1,287,412)
American Funds Growth Class 1                                 12,033,097   (19,979,842)    (7,946,745)
American Funds Growth Class 2                                 33,150,593   (82,965,770)   (49,815,177)
American Funds Growth-Income Class 1                          25,449,918   (20,630,524)     4,819,394
American Funds Growth-Income Class 2                          81,868,769   (77,628,104)     4,240,665
American Funds High-Income Bond Class 1                       12,024,198    (2,241,280)     9,782,918
American Funds High-Income Bond Class 2                       79,864,457   (15,832,337)    64,032,120
American Funds International Class 1                          13,646,504    (9,992,105)     3,654,399
American Funds International Class 2                          35,647,823   (30,690,931)     4,956,892
American Funds International Growth and Income
   Class 1                                                       454,855      (221,756)       233,099
American Funds International Growth and Income
   Class 2                                                     5,604,917    (2,793,259)     2,811,658
American Funds Mortgage Bond Class 2                             368,504      (355,106)        13,398
American Funds New World Class 1                               1,804,089    (1,358,416)       445,673
American Funds New World Class 2                              16,652,667   (14,612,416)     2,040,251
American Funds U.S. Government/AAA-Rated
   Securities Class 1                                          3,626,685    (2,565,909)     1,060,776
American Funds U.S. Government/AAA-Rated
   Securities Class 2                                         33,385,033   (29,780,968)     3,604,065
LVIP American Balanced Allocation Standard Class                  65,972       (98,661)       (32,689)
LVIP American Balanced Allocation Service Class                  985,911    (4,373,955)    (3,388,044)
LVIP American Growth Allocation Standard Class                    38,876       (69,710)       (30,834)
LVIP American Growth Allocation Service Class                    830,735    (4,276,626)    (3,445,891)
LVIP American Income Allocation Standard Class                    17,847       (22,968)        (5,121)
LVIP American Income Allocation Service Class                    230,324    (1,156,575)      (926,251)

                                                        NET         DIVIDENDS                     NET CHANGE      NET INCREASE
                                                     REALIZED         FROM          TOTAL        IN UNREALIZED   (DECREASE) IN
                                                    GAIN (LOSS)   NET REALIZED   NET REALIZED   APPRECIATION OR    NET ASSETS
                                                        ON           GAIN ON      GAIN (LOSS)     DEPRECIATION      RESULTING
SUBACCOUNT                                          INVESTMENTS    INVESTMENTS  ON INVESTMENTS   ON INVESTMENTS  FROM OPERATIONS
--------------------------------------------------  ------------  ------------  --------------  ---------------  ---------------
American Funds Asset Allocation Class 1             $ 10,711,364   $        --   $ 10,711,364    $ (12,497,862)   $   1,217,741
American Funds Asset Allocation Class 2               18,583,577            --     18,583,577      (33,214,749)      (1,201,452)
American Funds Blue Chip Income & Growth Class 1         159,101            --        159,101       (2,823,153)      (2,160,693)
American Funds Blue Chip Income & Growth Class 2      (9,393,038)           --     (9,393,038)     (56,025,246)     (57,751,820)
American Funds Bond Class 1                            1,544,546            --      1,544,546        4,714,483        9,840,216
American Funds Bond Class 2                           12,050,216            --     12,050,216       80,557,965      139,728,869
American Funds Cash Management Class 1                  (208,139)           --       (208,139)          48,830       (1,030,007)
American Funds Cash Management Class 2                (3,000,517)           --     (3,000,517)         273,226      (10,443,624)
American Funds Global Balanced Class 2                    24,659       186,309        210,968           85,251          206,001
American Funds Global Bond Class 1                       744,271       318,380      1,062,651         (179,906)       1,830,411
American Funds Global Bond Class 2                    12,977,858     6,542,847     19,520,705         (693,208)      33,900,786
American Funds Global Discovery Class 1                  478,343            --        478,343       (1,635,039)      (1,273,910)
American Funds Global Discovery Class 2                2,953,246            --      2,953,246      (18,920,180)     (18,198,143)
American Funds Global Growth Class 1                   3,947,598            --      3,947,598      (15,244,761)     (11,208,691)
American Funds Global Growth Class 2                  25,058,499            --     25,058,499     (180,823,364)    (158,569,936)
American Funds Global Growth and Income Class 1         (601,043)           --       (601,043)      (4,808,704)      (4,457,635)
American Funds Global Growth and Income Class 2       (7,002,486)           --     (7,002,486)     (95,059,393)     (86,334,498)
American Funds Global Small Capitalization Class 1     3,644,695            --      3,644,695      (26,382,253)     (22,572,703)
American Funds Global Small Capitalization Class 2     6,925,092            --      6,925,092     (204,409,666)    (198,771,986)
American Funds Growth Class 1                         36,190,407            --     36,190,407      (99,677,279)     (71,433,617)
American Funds Growth Class 2                         26,134,930            --     26,134,930     (272,677,230)    (296,357,477)
American Funds Growth-Income Class 1                  22,272,363            --     22,272,363      (69,365,412)     (42,273,655)
American Funds Growth-Income Class 2                 (23,373,389)           --    (23,373,389)    (150,958,376)    (170,091,100)
American Funds High-Income Bond Class 1                 (533,677)           --       (533,677)      (7,861,658)       1,387,583
American Funds High-Income Bond Class 2                5,344,752            --      5,344,752      (63,637,603)       5,739,269
American Funds International Class 1                  12,377,276            --     12,377,276     (124,283,641)    (108,251,966)
American Funds International Class 2                   5,056,501            --      5,056,501     (323,665,276)    (313,651,883)
American Funds International Growth and Income
   Class 1                                               134,672       113,235        247,907       (2,171,536)      (1,690,530)
American Funds International Growth and Income
   Class 2                                             1,424,978     1,347,676      2,772,654      (25,555,969)     (19,971,657)
American Funds Mortgage Bond Class 2                    (246,977)           --       (246,977)        (689,111)        (922,690)
American Funds New World Class 1                       4,078,652            --      4,078,652      (19,708,504)     (15,184,179)
American Funds New World Class 2                      25,651,783            --     25,651,783     (184,113,847)    (156,421,813)
American Funds U.S. Government/AAA-Rated
   Securities Class 1                                  2,445,065     4,171,947      6,617,012        3,292,680       10,970,468
American Funds U.S. Government/AAA-Rated
   Securities Class 2                                 16,263,308    44,857,988     61,121,296       43,771,350      108,496,711
LVIP American Balanced Allocation Standard Class          (6,686)            6         (6,680)        (134,368)        (173,737)
LVIP American Balanced Allocation Service Class         (569,394)          275       (569,119)      (5,958,748)      (9,915,911)
LVIP American Growth Allocation Standard Class            (1,974)            4         (1,970)        (197,902)        (230,706)
LVIP American Growth Allocation Service Class           (820,917)          295       (820,622)     (10,829,661)     (15,096,174)
LVIP American Income Allocation Standard Class             5,298             5          5,303           22,151           22,333
LVIP American Income Allocation Service Class            (29,606)          230        (29,376)       1,147,873          192,246

See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

STATEMENTS OF CHANGES IN NET ASSETS
YEARS ENDED DECEMBER 31, 2010 AND 2011

                                                     AMERICAN       AMERICAN        AMERICAN        AMERICAN
                                                    FUNDS ASSET    FUNDS ASSET     FUNDS BLUE       FUNDS BLUE
                                                    ALLOCATION     ALLOCATION     CHIP INCOME &   CHIP INCOME &
                                                      CLASS 1        CLASS 2     GROWTH CLASS 1   GROWTH CLASS 2
                                                    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT       SUBACCOUNT
                                                   ------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                      $500,028,013  $3,100,997,472    $88,256,956   $2,250,475,040
Changes From Operations:
   - Net investment income (loss)                     3,536,809      17,581,365        492,715        8,494,369
   - Net realized gain (loss) on investments          5,681,922     (24,098,706)      (933,177)     (28,575,551)
   - Net change in unrealized appreciation or
     depreciation on investments                     40,993,162     326,238,259      9,871,314      271,336,100
                                                   ------------  --------------    ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   50,211,893     319,720,918      9,430,852      251,254,918
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               2,666,688      79,383,762        824,955      150,359,185
   - Contract withdrawals and transfers to
     annuity reserves                               (55,747,245)   (271,788,276)    (9,853,449)    (172,407,449)
   - Contract transfers                              (6,602,386)    (14,048,115)     8,416,673      122,878,440
                                                   ------------  --------------    ------------  ---------------
                                                    (59,682,943)   (206,452,629)      (611,821)     100,830,176
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                        219,640          17,075             --          242,469
   - Annuity Payments                                  (544,307)       (336,212)       (53,751)        (182,670)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                61,153          29,839          2,261          (27,068)
                                                   ------------  --------------    ------------  ---------------
                                                       (263,514)       (289,298)       (51,490)          32,731
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (59,946,457)   (206,741,927)      (663,311)     100,862,907
                                                   ------------  --------------    ------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (9,734,564)    112,978,991      8,767,541      352,117,825
                                                   ------------  --------------    ------------  ---------------
NET ASSETS AT DECEMBER 31, 2010                     490,293,449   3,213,976,463     97,024,497    2,602,592,865
Changes From Operations:
   - Net investment income (loss)                     3,004,239      13,429,720        503,359        7,666,464
   - Net realized gain (loss) on investments         10,711,364      18,583,577        159,101       (9,393,038)
   - Net change in unrealized appreciation or
     depreciation on investments                    (12,497,862)    (33,214,749)    (2,823,153)     (56,025,246)
                                                   ------------  --------------    ------------  ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    1,217,741      (1,201,452)    (2,160,693)     (57,751,820)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               3,119,217      94,076,625        774,954       85,967,159
   - Contract withdrawals and transfers to
     annuity reserves                               (53,222,165)   (320,487,799)    (9,213,498)    (220,901,113)
   - Contract transfers                              (4,571,406)    (58,522,314)     7,768,198       37,890,869
                                                   ------------  --------------    ------------  ---------------
                                                    (54,674,354)   (284,933,488)      (670,346)     (97,043,085)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                        229,461         605,770         22,834          266,134
   - Annuity Payments                                  (541,570)       (466,751)       (50,715)        (183,926)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 1,696          25,957          2,841           (4,818)
                                                   ------------  --------------    ------------  ---------------
                                                       (310,413)        164,976        (25,040)          77,390
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (54,984,767)   (284,768,512)      (695,386)     (96,965,695)
                                                   ------------  --------------    ------------  ---------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (53,767,026)   (285,969,964)    (2,856,079)    (154,717,515)
                                                   ------------  --------------    ------------  ---------------
NET ASSETS AT DECEMBER 31, 2011                    $436,526,423  $2,928,006,499    $94,168,418   $2,447,875,350
                                                   ============  ==============    ============  ===============

                                                                                                                AMERICAN
                                                                                   AMERICAN       AMERICAN       FUNDS
                                                     AMERICAN       AMERICAN      FUNDS CASH    FUNDS CASH       GLOBAL
                                                    FUNDS BOND     FUNDS BOND     MANAGEMENT     MANAGEMENT     BALANCED
                                                      CLASS 1        CLASS 2        CLASS 1       CLASS 2       CLASS 2
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                   ------------  --------------  ------------  -------------  -----------
NET ASSETS AT JANUARY 1, 2010                      $216,656,095  $2,568,242,872  $ 81,744,082  $ 625,491,161  $        --
Changes From Operations:
   - Net investment income (loss)                     3,900,369      48,510,334    (1,057,096)    (8,982,508)          --
   - Net realized gain (loss) on investments            950,894       1,524,150      (383,846)    (4,064,035)          --
   - Net change in unrealized appreciation or
     depreciation on investments                      6,470,133      78,679,437       318,049      2,014,359           --
                                                   ------------  --------------  ------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   11,321,396     128,713,921    (1,122,893)   (11,032,184)          --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               1,106,739     263,016,694       254,458     31,877,022           --
   - Contract withdrawals and transfers to
     annuity reserves                               (27,867,243)   (231,238,472)  (36,776,069)  (213,799,237)          --
   - Contract transfers                              17,267,946     342,264,604    21,131,557     60,886,662           --
                                                   ------------  --------------  ------------  -------------  -----------
                                                     (9,492,558)    374,042,826   (15,390,054)  (121,035,553)          --
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                        241,763         366,742        17,737         19,867           --
   - Annuity Payments                                  (159,571)       (273,685)      (57,237)      (317,480)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 3,665           5,901         6,126            450           --
                                                   ------------  --------------  ------------  -------------  -----------
                                                         85,857          98,958       (33,374)      (297,163)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (9,406,701)    374,141,784   (15,423,428)  (121,332,716)          --
                                                   ------------  --------------  ------------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               1,914,695     502,855,705   (16,546,321)  (132,364,900)          --
                                                   ------------  --------------  ------------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2010                     218,570,790   3,071,098,577    65,197,761    493,126,261           --
Changes From Operations:
   - Net investment income (loss)                     3,581,187      47,120,688      (870,698)    (7,716,333)     (90,218)
   - Net realized gain (loss) on investments          1,544,546      12,050,216      (208,139)    (3,000,517)     210,968
   - Net change in unrealized appreciation or
     depreciation on investments                      4,714,483      80,557,965        48,830        273,226       85,251
                                                   ------------  --------------  ------------  -------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    9,840,216     139,728,869    (1,030,007)   (10,443,624)     206,001
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               1,483,971     145,521,961       417,480     23,709,968    5,202,439
   - Contract withdrawals and transfers to
     annuity reserves                               (26,403,684)   (279,578,789)  (29,031,153)  (267,483,476)    (522,661)
   - Contract transfers                                  90,920      47,450,960    23,233,154    268,214,764   15,983,319
                                                   ------------  --------------  ------------  -------------  -----------
                                                    (24,828,793)    (86,605,868)   (5,380,519)    24,441,256   20,663,097
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                        (11,671)        189,995            --         16,801           --
   - Annuity Payments                                  (154,455)       (260,460)      (42,477)      (270,792)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 9,279           8,148       (19,577)            34           --
                                                   ------------  --------------  ------------  -------------  -----------
                                                       (156,847)        (62,317)      (62,054)      (253,957)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (24,985,640)    (86,668,185)   (5,442,573)    24,187,299   20,663,097
                                                   ------------  --------------  ------------  -------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (15,145,424)     53,060,684    (6,472,580)    13,743,675   20,869,098
                                                   ------------  --------------  ------------  -------------  -----------
NET ASSETS AT DECEMBER 31, 2011                    $203,425,366  $3,124,159,261  $ 58,725,181  $ 506,869,936  $20,869,098
                                                   ============  ==============  ============  =============  ===========

                                                                                                AMERICAN
                                                     AMERICAN      AMERICAN       AMERICAN       FUNDS
                                                      FUNDS         FUNDS       FUNDS GLOBAL     GLOBAL
                                                   GLOBAL BOND   GLOBAL BOND      DISCOVERY     DISCOVERY
                                                     CLASS 1       CLASS 2         CLASS 1       CLASS 2
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                   -----------  --------------  ------------  ------------
NET ASSETS AT JANUARY 1, 2010                      $50,454,206  $  788,223,120  $15,226,714   $179,151,048
Changes From Operations:
   - Net investment income (loss)                      984,227      15,430,649      (95,808)    (1,721,427)
   - Net realized gain (loss) on investments           513,116       4,844,066      241,653       (753,070)
   - Net change in unrealized appreciation or
     depreciation on investments                       611,883      11,759,381      871,448     17,612,196
                                                   -----------  --------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   2,109,226      32,034,096    1,017,293     15,137,699
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                616,510     136,918,620       79,676     14,258,223
   - Contract withdrawals and transfers to
     annuity reserves                               (5,666,877)    (62,675,171)  (1,414,908)   (13,556,215)
   - Contract transfers                             10,867,531     180,648,140     (733,467)     8,530,707
                                                   -----------  --------------  -----------   ------------
                                                     5,817,164     254,891,589   (2,068,699)     9,232,715
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                        82,273         287,109       14,019         13,945
   - Annuity Payments                                  (19,741)        (45,080)      (3,227)       (33,623)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 (218)           (794)        (107)           146
                                                   -----------  --------------  -----------   ------------
                                                        62,314         241,235       10,685        (19,532)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            5,879,478     255,132,824   (2,058,014)     9,213,183
                                                   -----------  --------------  -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              7,988,704     287,166,920   (1,040,721)    24,350,882
                                                   -----------  --------------  -----------   ------------
NET ASSETS AT DECEMBER 31, 2010                     58,442,910   1,075,390,040   14,185,993    203,501,930
Changes From Operations:
   - Net investment income (loss)                      947,666      15,073,289     (117,214)    (2,231,209)
   - Net realized gain (loss) on investments         1,062,651      19,520,705      478,343      2,953,246
   - Net change in unrealized appreciation or
     depreciation on investments                      (179,906)       (693,208)  (1,635,039)   (18,920,180)
                                                   -----------  --------------  -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   1,830,411      33,900,786   (1,273,910)   (18,198,143)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                489,559     115,678,555       27,547     15,927,379
   - Contract withdrawals and transfers to
     annuity reserves                               (6,633,739)    (84,897,275)  (1,333,999)   (16,554,054)
   - Contract transfers                              7,123,249      74,862,199      604,356      6,974,572
                                                   -----------  --------------  -----------   ------------
                                                       979,069     105,643,479     (702,096)     6,347,897
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                        10,650         112,319           --           (464)
   - Annuity Payments                                  (24,907)        (58,964)      (1,691)       (31,475)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  135           2,987            1            148
                                                   -----------  --------------  -----------   ------------
                                                       (14,122)         56,342       (1,690)       (31,791)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              964,947     105,699,821     (703,786)     6,316,106
                                                   -----------  --------------  -----------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              2,795,358     139,600,607   (1,977,696)   (11,882,037)
                                                   -----------  --------------  -----------   ------------
NET ASSETS AT DECEMBER 31, 2011                    $61,238,268  $1,214,990,647  $12,208,297   $191,619,893
                                                   ===========  ==============  ===========   ============

See accompanying notes.

                                                     AMERICAN       AMERICAN        AMERICAN       AMERICAN
                                                       FUNDS         FUNDS        FUNDS GLOBAL   FUNDS GLOBAL
                                                      GLOBAL         GLOBAL        GROWTH AND     GROWTH AND
                                                      GROWTH         GROWTH          INCOME         INCOME
                                                      CLASS 1       CLASS 2         CLASS 1         CLASS 2
                                                    SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                   ------------  --------------  -------------  --------------
NET ASSETS AT JANUARY 1, 2010                      $123,630,391  $1,480,117,896  $ 67,137,250   $1,224,600,877
Changes From Operations:
   - Net investment income (loss)                       313,788         611,172       978,383       14,925,117
   - Net realized gain (loss) on investments          2,791,035       7,483,272    (1,322,853)     (17,835,141)
   - Net change in unrealized appreciation or
     depreciation on investments                      8,066,200     143,616,634     7,177,359      131,958,393
                                                   ------------  --------------  ------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   11,171,023     151,711,078     6,832,889      129,048,369
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 713,572     104,667,801       568,601       96,252,489
   - Contract withdrawals and transfers to
     annuity reserves                               (11,930,551)   (111,279,623)   (6,749,224)     (80,419,047)
   - Contract transfers                              (2,655,657)     14,897,491     6,552,533       36,293,133
                                                   ------------  --------------  ------------   --------------
                                                    (13,872,636)      8,285,669       371,910       52,126,575
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                         (2,089)         13,484        44,615          121,514
   - Annuity Payments                                  (135,684)       (247,021)      (19,879)         (92,913)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                (1,849)          6,022           985              513
                                                   ------------  --------------  ------------   --------------
                                                       (139,622)       (227,515)       25,721           29,114
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (14,012,258)      8,058,154       397,631       52,155,689
                                                   ------------  --------------  ------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (2,841,235)    159,769,232     7,230,520      181,204,058
                                                   ------------  --------------  ------------   --------------
NET ASSETS AT DECEMBER 31, 2010                     120,789,156   1,639,887,128    74,367,770    1,405,804,935
Changes From Operations:
   - Net investment income (loss)                        88,472      (2,805,071)      952,112       15,727,381
   - Net realized gain (loss) on investments          3,947,598      25,058,499      (601,043)      (7,002,486)
   - Net change in unrealized appreciation or
     depreciation on investments                    (15,244,761)   (180,823,364)   (4,808,704)     (95,059,393)
                                                   ------------  --------------  ------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (11,208,691)   (158,569,936)   (4,457,635)     (86,334,498)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 512,504      51,225,084       433,569       63,231,406
   - Contract withdrawals and transfers to
     annuity reserves                               (11,958,170)   (136,582,770)   (6,782,079)    (105,881,270)
   - Contract transfers                              (2,649,152)      3,202,001    (1,341,928)     (12,355,307)
                                                   ------------  --------------  ------------   --------------
                                                    (14,094,818)    (82,155,685)   (7,690,438)     (55,005,171)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                        (21,995)        191,918       (23,461)         191,156
   - Annuity Payments                                  (132,840)       (243,540)      (19,649)        (102,950)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 1,021         (15,074)          393           (7,133)
                                                   ------------  --------------  ------------   --------------
                                                       (153,814)        (66,696)      (42,717)          81,073
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (14,248,632)    (82,222,381)   (7,733,155)     (54,924,098)
                                                   ------------  --------------  ------------   --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (25,457,323)   (240,792,317)  (12,190,790)    (141,258,596)
                                                   ------------  --------------  ------------   --------------
NET ASSETS AT DECEMBER 31, 2011                    $ 95,331,833  $1,399,094,811  $ 62,176,980   $1,264,546,339
                                                   ============  ==============  ============   ==============

                                                      AMERICAN        AMERICAN
                                                       FUNDS            FUNDS         AMERICAN        AMERICAN        AMERICAN
                                                    GLOBAL SMALL    GLOBAL SMALL       FUNDS           FUNDS            FUNDS
                                                   CAPITALIZATION  CAPITALIZATION      GROWTH          GROWTH       GROWTH-INCOME
                                                      CLASS 1          CLASS 2        CLASS 1         CLASS 2          CLASS 1
                                                     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                   --------------  --------------  --------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                       $115,563,974   $ 824,856,660   $1,516,994,452  $5,008,217,471  $1,674,870,030
Changes From Operations:
   - Net investment income (loss)                        630,229       2,316,311       (6,667,323)    (40,188,817)      4,069,323
   - Net realized gain (loss) on investments           1,109,036      (5,405,167)       8,533,514     (64,450,778)      3,191,640
   - Net change in unrealized appreciation or
     depreciation on investments                      20,003,143     170,549,589      231,726,072     943,444,599     140,451,428
                                                    ------------   -------------   --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    21,742,408     167,460,733      233,592,263     838,805,004     147,712,391
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  704,339      56,454,807        7,396,157     290,600,927       9,068,095
   - Contract withdrawals and transfers to
     annuity reserves                                (12,801,329)    (67,097,432)    (166,393,114)   (383,978,748)   (183,267,724)
   - Contract transfers                                3,706,743      13,934,641      (55,363,927)    (11,832,375)    (52,403,264)
                                                    ------------   -------------   --------------  --------------  --------------
                                                      (8,390,247)      3,292,016     (214,360,884)   (105,210,196)   (226,602,893)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                            (391)         10,833          123,967         515,763         203,084
   - Annuity Payments                                    (98,769)       (162,072)      (1,286,371)       (470,710)     (1,385,594)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  4,430           7,393         (592,868)          5,923        (335,009)
                                                    ------------   -------------   --------------  --------------  --------------
                                                         (94,730)       (143,846)      (1,755,272)         50,976      (1,517,519)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (8,484,977)      3,148,170     (216,116,156)   (105,159,220)   (228,120,412)
                                                    ------------   -------------   --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               13,257,431     170,608,903       17,476,107     733,645,784     (80,408,021)
                                                    ------------   -------------   --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2010                      128,821,405     995,465,563    1,534,470,559   5,741,863,255   1,594,462,009
Changes From Operations:
   - Net investment income (loss)                        164,855      (1,287,412)      (7,946,745)    (49,815,177)      4,819,394
   - Net realized gain (loss) on investments           3,644,695       6,925,092       36,190,407      26,134,930      22,272,363
   - Net change in unrealized appreciation or
     depreciation on investments                     (26,382,253)   (204,409,666)     (99,677,279)   (272,677,230)    (69,365,412)
                                                    ------------   -------------   --------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (22,572,703)   (198,771,986)     (71,433,617)   (296,357,477)    (42,273,655)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  545,274      45,763,614        6,186,851     161,735,778       9,004,330
   - Contract withdrawals and transfers to
     annuity reserves                                (11,730,911)    (78,578,940)    (158,734,327)   (485,915,138)   (176,050,783)
   - Contract transfers                              (12,267,426)     24,919,449      (57,546,566)   (135,748,804)    (51,219,479)
                                                    ------------   -------------   --------------  --------------  --------------
                                                     (23,453,063)     (7,895,877)    (210,094,042)   (459,928,164)   (218,265,932)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                          75,570          70,626          222,825         194,921         294,886
   - Annuity Payments                                    (89,825)       (169,518)      (1,074,137)       (465,428)     (1,221,655)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  2,904           5,770          (81,312)            590         (70,401)
                                                    ------------   -------------   --------------  --------------  --------------
                                                         (11,351)        (93,122)        (932,624)       (269,917)       (997,170)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (23,464,414)     (7,988,999)    (211,026,666)   (460,198,081)   (219,263,102)
                                                    ------------   -------------   --------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (46,037,117)   (206,760,985)    (282,460,283)   (756,555,558)   (261,536,757)
                                                    ------------   -------------   --------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2011                     $ 82,784,288   $ 788,704,578   $1,252,010,276  $4,985,307,697  $1,332,925,252
                                                    ============   =============   ==============  ==============  ==============

                                                      AMERICAN       AMERICAN       AMERICAN        AMERICAN
                                                        FUNDS          FUNDS         FUNDS           FUNDS
                                                    GROWTH-INCOME   HIGH-INCOME    HIGH-INCOME    INTERNATIONAL
                                                       CLASS 2     BOND CLASS 1   BOND CLASS 2       CLASS 1
                                                     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                   --------------  ------------  --------------  --------------
NET ASSETS AT JANUARY 1, 2010                      $5,308,353,161  $168,606,355  $1,016,373,848   $ 891,829,837
   Changes From Operations:
   - Net investment income (loss)                       2,579,688    10,276,472      63,567,175       6,528,689
   - Net realized gain (loss) on investments          (73,079,562)   (2,155,780)      1,915,329       9,975,248
   - Net change in unrealized appreciation or
     depreciation on investments                      579,161,217    13,464,867      64,476,036      25,703,550
                                                   --------------  ------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    508,661,343    21,585,559     129,958,540      42,207,487
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               232,824,710       751,889      42,119,095       3,204,186
   - Contract withdrawals and transfers to
     annuity reserves                                (439,129,233)  (23,483,902)    (96,502,914)    (90,438,493)
   - Contract transfers                                32,609,059       579,864      (3,470,862)    (40,025,815)
                                                   --------------  ------------  --------------  --------------
                                                     (173,695,464)  (22,152,149)    (57,854,681)   (127,260,122)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                          306,913        44,909         254,655          44,129
   - Annuity Payments                                    (869,380)     (171,036)       (190,410)       (815,033)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   2,796        (4,396)          5,466        (392,911)
                                                   --------------  ------------  --------------  --------------
                                                         (559,671)     (130,523)         69,711      (1,163,815)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (174,255,135)  (22,282,672)    (57,784,970)   (128,423,937)
                                                   --------------  ------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               334,406,208      (697,113)     72,173,570     (86,216,450)
                                                   --------------  ------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2010                     5,642,759,369   167,909,242   1,088,547,418     805,613,387
Changes From Operations:
   - Net investment income (loss)                       4,240,665     9,782,918      64,032,120       3,654,399
   - Net realized gain (loss) on investments          (23,373,389)     (533,677)      5,344,752      12,377,276
   - Net change in unrealized appreciation or
     depreciation on investments                     (150,958,376)   (7,861,658)    (63,637,603)   (124,283,641)
                                                   --------------  ------------  --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (170,091,100)    1,387,583       5,739,269    (108,251,966)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               151,744,852       939,545      33,386,798       3,965,534
   - Contract withdrawals and transfers to
     annuity reserves                                (513,816,956)  (22,588,109)   (112,843,128)    (79,708,262)
   - Contract transfers                               (89,684,311)    1,636,301      (1,090,138)    (34,653,764)
                                                   --------------  ------------  --------------  --------------
                                                     (451,756,415)  (20,012,263)    (80,546,468)   (110,396,492)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                          989,649        90,398          74,355         126,255
   - Annuity Payments                                    (822,497)     (210,938)       (207,532)       (680,368)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  13,563         2,297           4,141         (34,363)
                                                   --------------  ------------  --------------  --------------
                                                          180,715      (118,243)       (129,036)       (588,476)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (451,575,700)  (20,130,506)    (80,675,504)   (110,984,968)
                                                   --------------  ------------  --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (621,666,800)  (18,742,923)    (74,936,235)   (219,236,934)
                                                   --------------  ------------  --------------  --------------
NET ASSETS AT DECEMBER 31, 2011                    $5,021,092,569  $149,166,319  $1,013,611,183   $ 586,376,453
                                                   ==============  ============  ==============  ==============

See accompanying notes.

                                                                          AMERICAN       AMERICAN
                                                                           FUNDS          FUNDS
                                                          AMERICAN     INTERNATIONAL  INTERNATIONAL     AMERICAN
                                                            FUNDS        GROWTH AND     GROWTH AND       FUNDS
                                                        INTERNATIONAL      INCOME         INCOME     MORTGAGE BOND
                                                           CLASS 2        CLASS 1        CLASS 2        CLASS 2
                                                         SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                       --------------  -------------  -------------  -------------
NET ASSETS AT JANUARY 1, 2010                          $1,977,114,769   $11,569,850    $ 95,854,382   $        --
Changes From Operations:
   - Net investment income (loss)                          11,026,019       132,241       1,332,099            --
   - Net realized gain (loss) on investments               (6,119,139)      497,320       5,629,628            --
   - Net change in unrealized appreciation or
     depreciation on investments                          112,098,924       (14,276)      3,754,518            --
                                                       --------------   -----------    ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        117,005,804       615,285      10,716,245            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   135,344,269       228,235      32,176,015            --
   - Contract withdrawals and transfers to
     annuity reserves                                    (141,024,624)   (1,064,588)     (7,388,862)           --
   - Contract transfers                                    52,576,898     3,479,228      41,967,954            --
                                                       --------------   -----------    ------------   -----------
                                                           46,896,543     2,642,875      66,755,107            --
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                      353,997        82,918          97,731            --
   - Annuity Payments                                        (385,036)       (7,007)        (13,761)           --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                (2,035)          (71)              6            --
                                                       --------------   -----------    ------------   -----------
                                                              (33,074)       75,840          83,976            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                       46,863,469     2,718,715      66,839,083            --
                                                       --------------   -----------    ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   163,869,273     3,334,000      77,555,328            --
                                                       --------------   -----------    ------------   -----------
NET ASSETS AT DECEMBER 31, 2010                         2,140,984,042    14,903,850     173,409,710            --
Changes From Operations:
   - Net investment income (loss)                           4,956,892       233,099       2,811,658        13,398
   - Net realized gain (loss) on investments                5,056,501       247,907       2,772,654      (246,977)
   - Net change in unrealized appreciation or
     depreciation on investments                         (323,665,276)   (2,171,536)    (25,555,969)     (689,111)
                                                       --------------   -----------    ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       (313,651,883)   (1,690,530)    (19,971,657)     (922,690)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    61,912,464        59,123      24,530,358    24,426,352
   - Contract withdrawals and transfers to annuity
     reserves                                            (168,151,330)   (1,309,835)    (10,149,414)   (1,246,063)
   - Contract transfers                                    61,920,814     2,185,045      22,926,463    46,072,856
                                                       --------------   -----------    ------------   -----------
                                                          (44,318,052)      934,333      37,307,407    69,253,145
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                               92,017         9,822              --        43,681
   - Annuity Payments                                        (205,712)       (9,120)        (11,119)      (23,536)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 3,420            42               9           (10)
                                                       --------------   -----------    ------------   -----------
                                                             (110,275)          744         (11,110)       20,135
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      (44,428,327)      935,077      37,296,297    69,273,280
                                                       --------------   -----------    ------------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (358,080,210)     (755,453)     17,324,640    68,350,590
                                                       --------------   -----------    ------------   -----------
NET ASSETS AT DECEMBER 31, 2011                        $1,782,903,832   $14,148,397    $190,734,350   $68,350,590
                                                       ==============   ===========    ============   ===========

                                                                                       AMERICAN      AMERICAN
                                                                                      FUNDS U.S.     FUNDS U.S.
                                                         AMERICAN       AMERICAN      GOVERNMENT/    GOVERNMENT/
                                                           FUNDS          FUNDS        AAA-RATED      AAA-RATED
                                                         NEW WORLD      NEW WORLD     SECURITIES     SECURITIES
                                                          CLASS 1        CLASS 2        CLASS 1        CLASS 2
                                                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                       ------------  --------------  ------------  --------------
NET ASSETS AT JANUARY 1, 2010                          $ 97,473,198  $  871,366,069  $206,410,443  $1,484,380,268
Changes From Operations:
   - Net investment income (loss)                           410,848       1,374,147     1,025,292       5,657,175
   - Net realized gain (loss) on investments              2,635,666      15,493,235     3,430,397      18,078,509
   - Net change in unrealized appreciation or
     depreciation on investments                         11,564,481     122,114,754     4,442,613      38,276,771
                                                       ------------  --------------  ------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       14,610,995     138,982,136     8,898,302      62,012,455
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                     553,415      72,822,208     1,197,073     227,968,483
   - Contract withdrawals and transfers to
     annuity reserves                                    (8,273,416)    (68,122,757)  (27,445,542)   (146,504,456)
   - Contract transfers                                   4,320,952      32,164,745     2,732,193     238,412,623
                                                       ------------  --------------  ------------  --------------
                                                         (3,399,049)     36,864,196   (23,516,276)    319,876,650
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                             79,637          81,138       (20,181)        205,635
   - Annuity Payments                                       (58,743)       (137,484)     (151,941)       (176,361)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                               1,969           5,224        13,540           3,531
                                                       ------------  --------------  ------------  --------------
                                                             22,863         (51,122)     (158,582)         32,805
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                     (3,376,186)     36,813,074   (23,674,858)    319,909,455
                                                       ------------  --------------  ------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  11,234,809     175,795,210   (14,776,556)    381,921,910
                                                       ------------  --------------  ------------  --------------
NET ASSETS AT DECEMBER 31, 2010                         108,708,007   1,047,161,279   191,633,887   1,866,302,178
Changes From Operations:
   - Net investment income (loss)                           445,673       2,040,251     1,060,776       3,604,065
   - Net realized gain (loss) on investments              4,078,652      25,651,783     6,617,012      61,121,296
   - Net change in unrealized appreciation or
     depreciation 0n investments                        (19,708,504)   (184,113,847)    3,292,680      43,771,350
                                                       ------------  --------------  ------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      (15,184,179)   (156,421,813)   10,970,468     108,496,711
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                     531,181      58,672,622     1,718,199     109,156,932
   - Contract withdrawals and transfers to annuity
     reserves                                            (7,632,174)    (80,366,836)  (22,319,427)   (164,978,841)
   - Contract transfers                                  (7,098,650)      4,036,442     1,815,479     (16,608,250)
                                                       ------------  --------------  ------------  --------------
                                                        (14,199,643)    (17,657,772)  (18,785,749)    (72,430,159)
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                             (8,175)        124,629        76,855         214,773
   - Annuity Payments                                       (54,178)       (158,006)     (132,863)       (174,323)
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                               1,886           1,949       (13,190)          1,745
                                                       ------------  --------------  ------------  --------------
                                                            (60,467)        (31,428)      (69,198)         42,195
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                    (14,260,110)    (17,689,200)  (18,854,947)    (72,387,964)
                                                       ------------  --------------  ------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (29,444,289)   (174,111,013)   (7,884,479)     36,108,747
                                                       ------------  --------------  ------------  --------------
NET ASSETS AT DECEMBER 31, 2011                        $ 79,263,718  $  873,050,266  $183,749,408  $1,902,410,925
                                                       ============  ==============  ============  ==============

                                                        LVIP AMERICAN  LVIP AMERICAN   LVIP AMERICAN  LVIP AMERICAN   LVIP AMERICAN
                                                           BALANCED       BALANCED        GROWTH          GROWTH         INCOME
                                                         ALLOCATION      ALLOCATION     ALLOCATION      ALLOCATION     ALLOCATION
                                                       STANDARD CLASS  SERVICE CLASS  STANDARD CLASS  SERVICE CLASS  STANDARD CLASS
                                                         SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                       --------------  -------------  --------------  -------------- --------------
NET ASSETS AT JANUARY 1, 2010                            $       --     $         --    $       --     $         --    $       --
Changes From Operations:
   - Net investment income (loss)                              (598)         (28,639)           (7)         (22,277)          (60)
   - Net realized gain (loss) on investments                    486           13,058            --           17,692            --
   - Net change in unrealized appreciation or
     depreciation on investments                              9,380          332,541           125          319,047           547
                                                         ----------     ------------    ----------     ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                            9,268          316,960           118          314,462           487
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                       1,394       21,385,123            --       21,861,400            --
   - Contract withdrawals and transfers to
     annuity reserves                                            --          (42,054)           --          (41,386)           --
   - Contract transfers                                     700,695       13,622,067        13,393        8,786,980        64,582
                                                         ----------     ------------    ----------     ------------    ----------
                                                            702,089       34,965,136        13,393       30,606,994        64,582
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                         --               --            --               --            --
   - Annuity Payments                                            --               --            --               --            --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                  --               --            --               --            --
                                                         ----------     ------------    ----------     ------------    ----------
                                                                 --               --            --               --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                        702,089       34,965,136        13,393       30,606,994        64,582
                                                         ----------     ------------    ----------     ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     711,357       35,282,096        13,511       30,921,456        65,069
                                                         ----------     ------------    ----------     ------------    ----------
NET ASSETS AT DECEMBER 31, 2010                             711,357       35,282,096        13,511       30,921,456        65,069
Changes From Operations:
   - Net investment income (loss)                           (32,689)      (3,388,044)      (30,834)      (3,445,891)       (5,121)
   - Net realized gain (loss) on investments                 (6,680)        (569,119)       (1,970)        (820,622)        5,303
   - Net change in unrealized appreciation or
     depreciation on investments                           (134,368)      (5,958,748)     (197,902)     (10,829,661)       22,151
                                                         ----------     ------------    ----------     ------------    ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         (173,737)      (9,915,911)     (230,706)     (15,096,174)       22,333
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                     179,218      241,156,772       420,716      270,885,009         6,012
   - Contract withdrawals and transfers to annuity
     reserves                                              (710,361)     (13,015,385)     (341,590)     (11,621,352)     (424,781)
   - Contract transfers                                   9,757,539      190,790,014     8,112,863      161,888,348     3,200,839
                                                         ----------     ------------    ----------     ------------    ----------
                                                          9,226,396      418,931,401     8,191,989      421,152,005     2,782,070
   Annuity Reserves:
   - Transfer from accumulation units and between
     subaccounts                                                 --               --            --               --            --
   - Annuity Payments                                        23,090               --            --               --            --
   - Receipt (reimbursement) of mortality guarantee
     adjustment                                                 482               --            --               --            --
                                                         ----------     ------------    ----------     ------------    ----------
                                                             23,572               --            --               --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   UNIT TRANSACTIONS                                      9,249,968      418,931,401     8,191,989      421,152,005     2,782,070
                                                         ----------     ------------    ----------     ------------    ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   9,076,231      409,015,490     7,961,283      406,055,831     2,804,403
                                                         ----------     ------------    ----------     ------------    ----------
NET ASSETS AT DECEMBER 31, 2011                          $9,787,588     $444,297,586    $7,974,794     $436,977,287    $2,869,472
                                                         ==========     ============    ==========     ============    ==========

See accompanying notes.

                                                                                     LVIP AMERICAN
                                                                                   INCOME ALLOCATION
                                                                                     SERVICE CLASS
                                                                                       SUBACCOUNT
                                                                                   -----------------
NET ASSETS AT JANUARY 1, 2010                                                         $         --
Changes From Operations:
   - Net investment income (loss)                                                          (14,380)
   - Net realized gain (loss) on investments                                                 2,912
   - Net change in unrealized appreciation or depreciation on investments                  129,877
                                                                                      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            118,409
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                  4,403,402
   - Contract withdrawals and transfers to annuity reserves                                (36,452)
   - Contract transfers                                                                 12,731,055
                                                                                      ------------
                                                                                        17,098,005
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                                   --
   - Annuity Payments                                                                           --
   - Receipt (reimbursement) of mortality guarantee adjustment                                  --
                                                                                      ------------
                                                                                                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                  17,098,005
                                                                                      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                 17,216,414
                                                                                      ------------
NET ASSETS AT DECEMBER 31, 2010                                                         17,216,414
Changes From Operations:
   - Net investment income (loss)                                                         (926,251)
   - Net realized gain (loss) on investments                                               (29,376)
   - Net change in unrealized appreciation or depreciation on investments                1,147,873
                                                                                      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                            192,246
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                                                 45,991,129
   - Contract withdrawals and transfers to annuity reserves                             (4,468,364)
   - Contract transfers                                                                 67,907,485
                                                                                      ------------
                                                                                       109,430,250
   Annuity Reserves:
   - Transfer from accumulation units and between subaccounts                                   --
   - Annuity Payments                                                                           --
   - Receipt (reimbursement) of mortality guarantee adjustment                                  --
                                                                                      ------------
                                                                                                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS                 109,430,250
                                                                                      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                                109,622,496
                                                                                      ------------
NET ASSETS AT DECEMBER 31, 2011                                                       $126,838,910
                                                                                      ============

See accompanying notes.

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT H

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2011

1. ACCOUNTING POLICIES AND VARIABLE ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln National Variable Annuity Account H (the Variable Account) is a segregated investment account of The Lincoln National Life Insurance Company (the Company) and is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Variable Account, which commenced on August 1, 1989, are part of the operations of the Company. The Variable Account consists of eleven products as follows:

     -    American Legacy II

     -    American Legacy III

     -    American Legacy III (B Class)

     -    American Legacy Shareholder's Advantage

     -    American Legacy Shareholder's Advantage (A Class)

     -    American Legacy III Plus

     -    American Legacy III C-Share

     -    American Legacy III View

     -    American Legacy Design

     -    American Legacy Signature

     -    American Legacy Fusion

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for unit investment trusts.

ACCOUNTING ESTIMATES: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts as of the date of the financial statements. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts that require use of estimates is the fair value of certain assets.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one of forty-two mutual funds (the Funds) of two diversified, open-ended management investment companies, each Fund with its own investment objective. The Funds are:

American Funds Insurance Series (American Funds):
     American Funds Asset Allocation Class 1 Fund
     American Funds Asset Allocation Class 2 Fund
     American Funds Blue Chip Income & Growth Class 1 Fund
     American Funds Blue Chip Income & Growth Class 2 Fund
     American Funds Bond Class 1 Fund
     American Funds Bond Class 2 Fund
     American Funds Cash Management Class 1 Fund
     American Funds Cash Management Class 2 Fund
     American Funds Global Balanced Class 1 Fund**
     American Funds Global Balanced Class 2 Fund
     American Funds Global Bond Class 1 Fund
     American Funds Global Bond Class 2 Fund
     American Funds Global Discovery Class 1 Fund
     American Funds Global Discovery Class 2 Fund
     American Funds Global Growth Class 1 Fund
     American Funds Global Growth Class 2 Fund
     American Funds Global Growth and Income Class 1 Fund
     American Funds Global Growth and Income Class 2 Fund
     American Funds Global Small Capitalization Class 1 Fund
     American Funds Global Small Capitalization Class 2 Fund
     American Funds Growth Class 1 Fund
     American Funds Growth Class 2 Fund
     American Funds Growth-Income Class 1 Fund
     American Funds Growth-Income Class 2 Fund
     American Funds High-Income Bond Class 1 Fund
     American Funds High-Income Bond Class 2 Fund
     American Funds International Class 1 Fund
     American Funds International Class 2 Fund
     American Funds International Growth and Income Class 1 Fund American Funds International Growth and Income Class 2 Fund American Funds Mortgage Bond Class 1 Fund**
     American Funds Mortgage Bond Class 2 Fund
     American Funds New World Class 1 Fund
     American Funds New World Class 2 Fund
     American Funds U.S. Government/AAA-Rated Securities Class 1 Fund American Funds U.S. Government/AAA-Rated Securities Class 2 Fund
Lincoln Variable Insurance Products Trust (LVIP)*:
     LVIP American Balanced Allocation Standard Class Fund
     LVIP American Balanced Allocation Service Class Fund
     LVIP American Growth Allocation Standard Class Fund
     LVIP American Growth Allocation Service Class Fund
     LVIP American Income Allocation Standard Class Fund
     LVIP American Income Allocation Service Class Fund

*    Denotes an affiliate of the Company

**   Available fund with no money invested at December 31, 2011

Investments in the Funds are stated at fair value as determined by the closing net asset value per share on December 31, 2011. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

The Variable Account's investments in the Funds are valued in accordance with the Fair Value Measurements and Disclosure Topic of the Financial Accounting Standards Board Accounting Standards Codification (Topic). The Topic defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Topic also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Variable Account's investments in the Funds are valued within the fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds' underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Investment transactions are accounted for on a trade-date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable or receivable with respect to the Variable Account's net investment income and the net realized gain (loss) on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state. Reserves on contracts involving life contingencies are calculated using a modification of the 1983a Individual Mortality Table and an assumed investment return of 3%, 4%, 5% or 6%, as approved in each state.

INVESTMENT FUND CHANGES: During 2010, the LVIP American Balance Allocation Standard Class Fund, the LVIP American Balance Allocation Service Class Fund, the LVIP American Growth Allocation Standard Class Fund, the LVIP American Growth Allocation Service Class Fund, the LVIP American Income Allocation Standard Class Fund and the LVIP American Income Allocation Service Class Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2010, the 2010 statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2010.

During 2011, the American Funds Global Balanced Class 1 Fund, the American Funds Global Balanced Class 2 Fund, the American Funds Mortgage Bond Class 1 Fund and the American Funds Mortgage Bond Class 2 Fund became available as investment options for account contract owners. Accordingly, for the subaccounts that commenced operations during 2011, the 2011 statements of operations and statements of changes in net assets and total return and investment income ratios in note 3 are for the period from the commencement of operations to December 31, 2011.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of the current value of the Variable Account each day. The ranges of rates are as follows for the eleven contract types within the Variable Account:

- American Legacy II at a daily rate of .0036986% to .0076712% (1.35% to 2.80% on an annual basis)

- American Legacy III at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

- American Legacy III (B Class) at a daily rate of .0034247% to .0076712% (1.25% to 2.80% on an annual basis)

- American Legacy Shareholder's Advantage at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

- American Legacy Shareholder's Advantage (A Class) at a daily rate of .0016438% to .0063014% (.60% to 2.30% on an annual basis)

- American Legacy III Plus at a daily rate of .0038356% to .0083562% (1.40% to 3.05% on an annual basis)

- American Legacy III C-Share at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

- American Legacy III View at a daily rate of .0038356% to .0087671% (1.40% to 3.20% on an annual basis)

- American Legacy Design at a daily rate of .0030137% to .0084932% (1.10% to 3.10% on an annual basis)

- American Legacy Signature at a daily rate of .0034247% to .0086301% (1.25% to 3.15% on an annual basis)

- American Legacy Fusion at a daily rate of .0021918% to .0064384% (0.80% to 2.35% on an annual basis)

The Company is responsible for all sales and general and administrative expenses applicable to the Variable Account.

In addition, amounts retained by the Company from the proceeds of the sales of annuity contracts for contract charges and surrendercharges for 2011 and 2010 were $143,772,677 and $127,208,715, respectively.

For the Shareholder's Advantage and Shareholder's Advantage (A Class) products a front-end load, or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. For the year ending December 31, 2011 and 2010, sales charges were $7,860,263 and $9,604,142, respectively.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2011, follows:

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                  MINIMUM   MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT        UNITS                        TOTAL     TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)   OUTSTANDING     NET ASSETS    RETURN(4) RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -------------  --------------  --------- ---------- ---------
AMERICAN FUNDS ASSET ALLOCATION CLASS 1
            2011                 1.35%    2.80%    $ 1.40    $11.41     112,716,926  $  436,526,423    -0.89%      0.20%    2.04%
            2010                 1.35%    2.45%      1.40     11.44     126,993,899     490,293,449    10.03%     11.24%    2.14%
            2009                 1.35%    2.45%      1.27     10.33     143,546,982     500,028,013    21.26%     22.60%    2.53%
            2008                 1.35%    2.45%      1.04      8.46     164,722,844     469,099,952   -31.02%    -30.25%    2.64%
            2007                 1.35%    2.45%      1.49     12.19     195,387,497     800,417,170     4.23%      5.38%    2.30%
AMERICAN FUNDS ASSET ALLOCATION CLASS 2
            2011                 0.60%    3.15%      1.33     12.59     864,446,597   2,928,006,499    -1.55%      0.69%    1.83%
            2010                 0.60%    2.85%      1.34     12.51     982,829,321   3,213,976,463     9.35%     11.83%    1.96%
            2009                 0.60%    2.85%      1.21     11.19   1,097,921,328   3,100,997,472    20.50%     23.24%    2.39%
            2008                 0.60%    2.85%      0.99      9.08   1,230,770,995   2,611,347,564   -31.49%    -29.93%    2.55%
            2007                 0.60%    2.85%      1.43     12.97   1,414,320,664   3,883,524,518     3.56%      5.92%    2.27%
AMERICAN FUNDS BLUE CHIP INCOME & GROWTH CLASS 1
            2011                 1.35%    2.80%      1.07     10.19      84,097,372      94,168,418    -3.03%     -1.96%    1.96%
            2010                 1.35%    2.45%      1.09     10.44      85,824,195      97,024,497     9.89%     11.11%    1.97%
            2009                 1.35%    2.45%      0.98      9.44      87,273,361      88,256,956    25.08%     26.46%    2.33%
            2008                 1.35%    2.45%      0.78      7.50      94,803,298      75,211,590   -37.84%    -37.16%    2.22%
            2007                 1.35%    2.45%      1.24     11.99     106,011,160     133,313,519    -0.23%      0.87%    2.83%
AMERICAN FUNDS BLUE CHIP INCOME & GROWTH CLASS 2
            2011                 0.60%    3.15%      1.02     11.20     752,767,147   2,447,875,350    -3.69%     -1.50%    1.74%
            2010                 0.60%    2.85%      1.05     11.37     822,833,022   2,602,592,865     9.17%     11.65%    1.80%
            2009                 0.60%    2.85%      0.95     10.19     864,409,719   2,250,475,040    24.37%     27.20%    2.22%
            2008                 0.60%    2.85%      0.75      8.02     934,129,810   1,631,614,132   -38.29%    -36.89%    2.16%
            2007                 0.60%    2.85%      1.21     12.71   1,014,815,183   2,370,018,576    -0.84%      1.42%    2.63%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                  MINIMUM   MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT        UNITS                        TOTAL     TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)   OUTSTANDING     NET ASSETS    RETURN(4) RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -------------  --------------  --------- ---------- ---------
AMERICAN FUNDS BOND CLASS 1
            2011                 1.35%    2.80%    $ 1.35    $11.53     106,119,662  $  203,425,366     3.84%      4.98%    3.17%
            2010                 1.35%    2.45%      1.30     11.03     120,705,653     218,570,790     4.15%      5.30%    3.17%
            2009                 1.35%    2.45%      1.25     10.52     126,939,431     216,656,095    10.10%     11.31%    3.48%
            2008                 1.35%    2.45%      1.14      9.34     108,489,879     165,970,606   -11.36%    -10.38%    5.64%
            2007                 1.35%    2.45%      1.28     10.52     113,833,745     194,490,683     1.15%      2.27%    7.94%
AMERICAN FUNDS BOND CLASS 2
            2011                 0.60%    3.15%      1.30     12.32     640,282,264   3,124,159,261     3.12%      5.47%    3.00%
            2010                 0.60%    2.85%      1.25     11.69     686,974,065   3,071,098,577     3.45%      5.81%    3.19%
            2009                 0.60%    2.85%      1.21     11.05     676,705,245   2,568,242,872     9.44%     11.93%    3.56%
            2008                 0.60%    2.85%      1.10      9.88     582,367,931   1,671,458,064   -11.90%     -9.89%    5.88%
            2007                 0.60%    2.85%      1.25     10.97     601,339,968   1,606,072,238     0.43%      2.71%    8.06%
AMERICAN FUNDS CASH MANAGEMENT CLASS 1
            2011                 1.35%    2.45%      0.94      9.79      37,509,363      58,725,181    -2.68%     -1.60%    0.00%
            2010                 1.35%    2.45%      0.96     10.05      41,196,420      65,197,761    -2.51%     -1.43%    0.00%
            2009                 1.35%    2.45%      0.99     10.29      50,601,508      81,744,082    -2.52%     -1.44%    0.23%
            2008                 1.35%    2.45%      1.01     10.54      79,474,327     130,801,938    -0.33%      0.78%    2.01%
            2007                 1.35%    2.45%      1.02     10.68      54,152,224      88,079,206     2.41%      3.55%    6.94%
AMERICAN FUNDS CASH MANAGEMENT CLASS 2
            2011                 0.60%    3.05%      0.90     10.75     175,866,721     506,869,936    -3.33%     -1.13%    0.00%
            2010                 0.60%    2.85%      0.93     10.88     172,388,885     493,126,261    -3.15%     -0.95%    0.00%
            2009                 0.60%    2.85%      0.96     10.99     230,228,422     625,491,161    -3.13%     -0.93%    0.18%
            2008                 0.60%    2.85%      0.98     11.10     386,672,372     960,131,197    -0.97%      1.29%    2.06%
            2007                 0.60%    2.85%      0.99     10.96     183,435,437     418,397,051     1.79%      4.10%    6.90%
AMERICAN FUNDS GLOBAL BALANCED CLASS 2
            2011     5/24/11     0.60%    3.15%     10.07     10.35       2,030,374      20,869,098    -0.07%      3.21%    0.08%
AMERICAN FUNDS GLOBAL BOND CLASS 1
            2011                 1.35%    2.80%     12.34     13.06       4,734,453      61,238,268     2.33%      3.46%    3.04%
            2010                 1.35%    2.45%     12.06     12.62       4,651,660      58,442,910     2.89%      4.03%    3.19%
            2009                 1.35%    2.45%     11.72     12.13       4,168,471      50,454,206     7.38%      8.56%    1.95%
            2008                 1.35%    2.45%     10.95     11.17       3,013,584      33,637,543     1.25%      2.22%    4.89%
            2007                 1.35%    2.30%     10.82     10.93       1,465,167      16,009,800     7.05%      8.07%    6.02%
AMERICAN FUNDS GLOBAL BOND CLASS 2
            2011                 0.60%    3.15%     10.91     13.38      95,633,666   1,214,990,647     1.60%      3.91%    2.80%
            2010                 0.60%    2.85%     11.74     12.88      86,839,203   1,075,390,040     2.28%      4.60%    3.21%
            2009                 0.60%    2.85%     11.48     12.31      65,942,568     788,223,120     6.61%      9.04%    1.81%
            2008                 0.60%    2.85%     10.77     11.29      39,336,991     435,364,193     0.58%      2.86%    5.69%
            2007                 0.60%    2.85%     10.71     10.98      14,645,000     159,058,709     6.16%      8.57%    6.10%
AMERICAN FUNDS GLOBAL DISCOVERY CLASS 1
            2011                 1.35%    2.80%      1.25     11.18       9,402,363      12,208,297    -9.17%     -8.16%    0.59%
            2010                 1.35%    2.45%      1.37     12.29      10,161,034      14,185,993     7.76%      8.95%    0.71%
            2009                 1.35%    2.45%      1.26     11.39      11,905,989      15,226,714    48.04%     49.46%    0.87%
            2008                 1.35%    2.30%      0.84      7.70       9,543,338       8,149,673   -46.27%    -45.76%    0.99%
            2007                 1.35%    2.30%      1.56     14.32      10,747,106      16,933,167    14.88%     15.98%    1.21%
AMERICAN FUNDS GLOBAL DISCOVERY CLASS 2
            2011                 0.60%    3.15%      1.20     12.63      48,310,754     191,619,893    -9.74%     -7.68%    0.40%
            2010                 0.60%    2.85%      1.32     13.69      50,691,986     203,501,930     7.05%      9.49%    0.55%
            2009                 0.60%    2.85%      1.22     12.51      54,381,250     179,151,048    46.67%     50.00%    0.60%
            2008                 0.60%    2.85%      0.82      8.34      56,388,286     124,422,273   -46.63%    -45.42%    0.76%
            2007                 0.60%    2.85%      1.52     15.30      63,782,569     227,161,626    13.92%     16.51%    1.06%
AMERICAN FUNDS GLOBAL GROWTH CLASS 1
            2011                 1.35%    2.65%      1.89     12.05      36,708,085      95,331,833   -10.87%     -9.89%    1.49%
            2010                 1.35%    2.45%      2.10     13.43      42,120,791     120,789,156     9.33%     10.54%    1.67%
            2009                 1.35%    2.45%      1.91     12.20      47,747,317     123,630,391    39.13%     40.67%    1.64%
            2008                 1.35%    2.45%      1.36      8.71      54,052,705      99,512,516   -39.73%    -39.06%    1.88%
            2007                 1.35%    2.45%      2.25     14.36      65,302,320     197,046,041    12.37%     13.62%    2.99%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                  MINIMUM   MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT        UNITS                        TOTAL     TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)   OUTSTANDING     NET ASSETS    RETURN(4) RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -------------  --------------  --------- ---------- ---------
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
            2011                 0.60%    3.15%    $ 1.05    $13.62     311,070,151  $1,399,094,811   -11.45%     -9.43%    1.30%
            2010                 0.60%    2.85%      1.17     15.05     349,073,486   1,639,887,128     8.61%     11.08%    1.51%
            2009                 0.60%    2.85%      1.06     13.55     381,569,108   1,480,117,896    38.31%     41.45%    1.42%
            2008                 0.60%    2.85%      0.76      9.59     435,479,493   1,147,668,360   -40.12%    -38.76%    1.89%
            2007                 0.60%    2.85%      1.25     15.66     476,679,602   1,753,710,143    11.62%     14.16%    2.80%
AMERICAN FUNDS GLOBAL GROWTH AND INCOME CLASS 1
            2011                 1.35%    2.80%     10.00     10.63       5,872,802      62,176,980    -6.99%     -5.96%    2.78%
            2010                 1.35%    2.45%     10.75     11.31       6,598,872      74,367,770     9.31%     10.52%    2.86%
            2009                 1.35%    2.45%      9.83     10.23       6,575,521      67,137,250    36.72%     38.23%    2.77%
            2008                 1.35%    2.45%      7.19      7.40       6,550,426      48,412,867   -42.49%    -41.85%    2.18%
            2007                 1.35%    2.45%     12.51     12.73       5,855,527      74,481,098    10.31%     11.53%    2.37%
AMERICAN FUNDS GLOBAL GROWTH AND INCOME CLASS 2
            2011                 0.60%    3.15%      9.51     10.96     121,347,211   1,264,546,339    -7.53%     -5.42%    2.64%
            2010                 0.60%    2.85%     10.27     11.58     126,470,214   1,405,804,935     8.64%     11.12%    2.66%
            2009                 0.60%    2.85%      9.45     10.42     121,333,202   1,224,600,877    35.80%     38.89%    2.39%
            2008                 0.60%    2.85%      6.95      7.51     133,359,624     976,964,534   -42.82%    -41.52%    2.26%
            2007                 0.60%    2.85%     12.18     12.83      97,150,639   1,228,232,144     9.50%     12.00%    2.39%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 1
            2011                 1.35%    2.80%      2.25     11.28      32,010,494      82,784,288   -20.91%    -20.03%    1.54%
            2010                 1.35%    2.45%      2.85     14.17      39,989,782     128,821,405    19.79%     21.11%    1.93%
            2009                 1.35%    2.45%      2.38     11.75      43,470,602     115,563,974    57.72%     59.47%    0.47%
            2008                 1.35%    2.45%      1.51      7.40      46,587,577      77,681,033   -54.52%    -54.02%    0.00%
            2007                 1.35%    2.45%      3.31     16.17      60,396,973     218,734,761    18.79%     20.10%    3.17%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
            2011                 0.60%    3.15%      1.26     12.98     162,224,398     788,704,578   -21.42%    -19.63%    1.33%
            2010                 0.60%    2.85%      1.59     16.16     176,187,611     995,465,563    18.98%     21.68%    1.74%
            2009                 0.60%    2.85%      1.32     13.29     188,663,763     824,856,660    56.77%     60.33%    0.27%
            2008                 0.60%    2.85%      0.83      8.29     214,242,413     568,607,890   -54.83%    -53.80%    0.00%
            2007                 0.60%    2.85%      1.82     17.96     249,699,753   1,234,074,373    18.02%     20.70%    2.96%
AMERICAN FUNDS GROWTH CLASS 1
            2011                 1.35%    2.80%      1.51     10.75     191,324,404   1,252,010,276    -6.38%     -5.35%    0.84%
            2010                 1.35%    2.45%      1.60     11.41     221,733,205   1,534,470,559    16.13%     17.41%    0.93%
            2009                 1.35%    2.45%      1.37      9.76     256,568,252   1,516,994,452    36.36%     37.87%    0.86%
            2008                 1.35%    2.45%      0.99      7.11     296,412,768   1,274,020,476   -45.19%    -44.58%    1.01%
            2007                 1.35%    2.45%      1.80     12.89     348,706,797   2,711,824,518     9.91%     11.13%    0.96%
AMERICAN FUNDS GROWTH CLASS 2
            2011                 0.60%    3.15%      0.91     11.93   1,077,732,427   4,985,307,697    -6.97%     -4.85%    0.60%
            2010                 0.60%    2.85%      0.97     12.54   1,215,517,545   5,741,863,255    15.35%     17.97%    0.73%
            2009                 0.60%    2.85%      0.83     10.64   1,324,968,001   5,008,217,471    35.49%     38.58%    0.68%
            2008                 0.60%    2.85%      0.60      7.68   1,397,615,220   3,385,042,255   -45.55%    -44.31%    0.87%
            2007                 0.60%    2.85%      1.09     13.80   1,489,995,517   5,488,199,273     9.19%     11.68%    0.82%
AMERICAN FUNDS GROWTH-INCOME CLASS 1
            2011                 1.35%    2.80%      1.30     10.06     296,514,968   1,332,925,252    -3.98%     -2.92%    1.72%
            2010                 1.35%    2.45%      1.35     10.41     343,984,307   1,594,462,009     9.01%     10.22%    1.65%
            2009                 1.35%    2.45%      1.23      9.48     397,377,783   1,674,870,030    28.36%     29.78%    1.78%
            2008                 1.35%    2.45%      0.95      7.34     463,579,996   1,507,865,676   -39.19%    -38.52%    1.87%
            2007                 1.35%    2.45%      1.55     11.99     552,306,035   2,925,810,349     2.77%      3.91%    1.66%
AMERICAN FUNDS GROWTH-INCOME CLASS 2
            2011                 0.60%    3.15%      1.20     11.03   1,428,639,748   5,021,092,569    -4.59%     -2.42%    1.52%
            2010                 0.60%    2.85%      1.24     11.31   1,619,100,107   5,642,759,369     8.30%     10.76%    1.49%
            2009                 0.60%    2.85%      1.14     10.22   1,791,219,226   5,308,353,161    27.55%     30.46%    1.64%
            2008                 0.60%    2.85%      0.88      7.83   1,985,677,428   4,098,204,224   -39.60%    -38.22%    1.74%
            2007                 0.60%    2.85%      1.44     12.69   2,248,511,385   6,692,590,339     2.09%      4.41%    1.57%
AMERICAN FUNDS HIGH-INCOME BOND CLASS 1
            2011                 1.35%    2.80%      1.78     12.65      36,146,395     149,166,319    -0.30%      0.81%    7.50%
            2010                 1.35%    2.45%      1.78     12.61      41,045,450     167,909,242    12.59%     13.84%    7.49%
            2009                 1.35%    2.45%      1.57     11.12      46,881,659     168,606,355    36.08%     37.59%    7.29%
            2008                 1.35%    2.45%      1.14      8.12      50,912,255     133,772,811   -25.59%    -24.77%    7.05%
            2007                 1.35%    2.45%      1.53     10.72      61,234,521     214,014,807    -0.84%      0.26%   11.07%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                  MINIMUM   MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT        UNITS                        TOTAL     TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)   OUTSTANDING     NET ASSETS    RETURN(4) RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -------------  --------------  --------- ---------- ---------
AMERICAN FUNDS HIGH-INCOME BOND CLASS 2
            2011                 0.60%    3.15%    $ 1.69    $13.70     218,547,227  $1,013,611,183    -0.94%      1.31%    7.43%
            2010                 0.60%    2.85%      1.69     13.53     245,437,238   1,088,547,418    11.84%     14.38%    7.61%
            2009                 0.60%    2.85%      1.49     11.83     275,777,674   1,016,373,848    35.04%     38.11%    7.34%
            2008                 0.60%    2.85%      1.09      8.57     286,586,077     749,719,418   -25.98%    -24.29%    7.55%
            2007                 0.60%    2.85%      1.45     11.33     323,762,230     959,602,377    -1.51%      0.73%   11.68%
AMERICAN FUNDS INTERNATIONAL CLASS 1
            2011                 1.35%    2.80%      1.70     11.02     151,887,884     586,376,453   -15.85%    -14.92%    1.89%
            2010                 1.35%    2.45%      2.00     13.01     177,516,050     805,613,387     4.92%      6.08%    2.20%
            2009                 1.35%    2.45%      1.89     12.32     208,249,270     891,829,837    40.03%     41.58%    1.72%
            2008                 1.35%    2.45%      1.34      8.74     245,729,055     742,655,652   -43.42%    -42.79%    2.06%
            2007                 1.35%    2.45%      2.36     15.34     290,661,818   1,535,397,278    17.39%     18.69%    1.64%
AMERICAN FUNDS INTERNATIONAL CLASS 2
            2011                 0.60%    3.15%      0.95     12.68     390,578,884   1,782,903,832   -16.39%    -14.48%    1.77%
            2010                 0.60%    2.85%      1.12     14.84     428,993,006   2,140,984,042     4.22%      6.59%    2.08%
            2009                 0.60%    2.85%      1.06     13.93     461,563,168   1,977,114,769    39.05%     42.22%    1.53%
            2008                 0.60%    2.85%      0.76      9.80     527,432,055   1,518,970,267   -43.75%    -42.47%    2.02%
            2007                 0.60%    2.85%      1.33     17.04     590,636,645   2,471,363,100    16.65%     19.30%    1.63%
AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME CLASS 1
            2011                 1.35%    2.80%     13.94     14.43         987,692      14,148,397   -10.73%     -9.74%    2.94%
            2010                 1.35%    2.45%     15.62     15.99         933,658      14,903,850     4.64%      5.80%    2.47%
            2009                 1.35%    2.45%     14.96     15.11         766,112      11,569,850    37.26%     38.50%    2.66%
            2008     11/18/08    1.35%    2.25%     10.90     10.91          74,228         809,867     2.89%      9.11%    0.10%
AMERICAN FUNDS INTERNATIONAL GROWTH AND INCOME CLASS 2
            2011                 0.60%    3.00%     10.67     14.66      13,455,600     190,734,350   -11.28%     -9.26%    2.99%
            2010                 0.60%    2.85%     15.40     16.16      10,938,199     173,409,710     3.92%      6.28%    2.48%
            2009                 0.60%    2.85%     14.85     15.20       6,369,824      95,854,382    36.31%     39.20%    2.39%
            2008     11/18/08    0.60%    2.70%     10.89     10.92         360,626       3,933,764     0.76%     18.42%    0.08%
AMERICAN FUNDS MORTGAGE BOND CLASS 2
            2011      5/23/11    0.60%    3.00%      9.49      9.89       7,138,651      68,350,590    -5.98%      4.46%    1.01%
AMERICAN FUNDS NEW WORLD CLASS 1
            2011                 1.35%    2.65%      2.44     15.23      31,413,762      79,263,718   -15.84%    -14.91%    1.86%
            2010                 1.35%    2.45%      2.87     17.98      36,894,604     108,708,007    15.34%     16.62%    1.82%
            2009                 1.35%    2.45%      2.47     15.49      38,740,465      97,473,198    46.32%     47.94%    1.79%
            2008                 1.35%    2.45%      1.67     10.34      39,762,273      67,651,272   -43.61%    -42.98%    1.58%
            2007                 1.35%    2.45%      2.94     18.31      50,274,144     149,465,967    29.52%     30.75%    3.53%
AMERICAN FUNDS NEW WORLD CLASS 2
            2011                 0.60%    3.15%      2.05     17.28     137,993,551     873,050,266   -16.37%    -14.46%    1.70%
            2010                 0.60%    2.85%      2.42     20.21     152,330,318   1,047,161,279    14.57%     17.17%    1.63%
            2009                 0.60%    2.85%      2.09     17.26     159,362,517     871,366,069    45.45%     48.76%    1.53%
            2008                 0.60%    2.85%      1.42     11.61     173,167,947     624,067,339   -44.00%    -42.72%    1.52%
            2007                 0.60%    2.85%      2.50     20.28     197,779,258   1,074,145,120    28.50%     31.42%    3.33%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 1
            2011                 1.35%    2.80%      1.24     12.62      61,240,923     183,749,408     5.24%      6.41%    2.00%
            2010                 1.35%    2.45%      1.18     11.91      68,440,696     191,633,887     3.38%      4.52%    1.91%
            2009                 1.35%    2.45%      1.14     11.45      77,109,580     206,410,443     0.30%      1.41%    2.63%
            2008                 1.35%    2.45%      1.14     11.15      84,755,539     225,252,016     5.24%      6.40%    3.21%
            2007                 1.35%    2.45%      1.08     10.58      70,038,007     175,553,334     4.24%      5.40%    7.59%
AMERICAN FUNDS U.S. GOVERNMENT/AAA-RATED SECURITIES CLASS 2
            2011                 0.60%    3.15%      1.19     13.31     326,512,739   1,902,410,925     4.55%      6.93%    1.77%
            2010                 0.60%    2.85%      1.14     12.45     347,957,427   1,866,302,178     2.78%      5.11%    1.91%
            2009                 0.60%    2.85%      1.10     11.85     334,720,627   1,484,380,268    -0.38%      1.89%    2.83%
            2008                 0.60%    2.85%      1.10     11.64     328,262,012   1,133,722,854     4.61%      6.98%    3.52%
            2007                 0.60%    2.85%      1.05     10.88     219,840,541     561,301,239     3.49%      5.85%    7.86%
LVIP AMERICAN BALANCED ALLOCATION STANDARD CLASS
            2011                 1.35%    2.80%     10.40     10.43         944,482       9,787,588    -1.79%     -1.64%    1.13%
            2010     11/22/10    1.35%    1.50%     10.59     10.60          67,117         711,357     1.24%      1.43%    0.00%

                                MINIMUM  MAXIMUM   MINIMUM   MAXIMUM                                  MINIMUM   MAXIMUM   INVESTMENT
                  COMMENCEMENT    FEE      FEE      UNIT      UNIT        UNITS                        TOTAL     TOTAL     INCOME
SUBACCOUNT  YEAR     DATE(1)    RATE(2)  RATE(2)  VALUE(3)  VALUE(3)   OUTSTANDING     NET ASSETS    RETURN(4) RETURN(4)   RATIO(5)
----------  ----  ------------  -------  -------  --------  --------  -------------  --------------  --------- ---------- ---------
LVIP AMERICAN BALANCED ALLOCATION SERVICE CLASS
            2011                 0.60%    3.15%    $10.16    $10.49      43,046,092    $444,297,586    -3.38%     -1.23%    0.40%
            2010     11/16/10    0.60%    2.80%     10.52     10.62       3,338,702      35,282,096     0.40%      3.22%    0.00%
LVIP AMERICAN GROWTH ALLOCATION STANDARD CLASS
            2011                 1.35%    2.65%     10.36     10.36         773,199       7,974,794    -3.18%     -3.18%    0.99%
            2010     12/14/10    1.35%    1.35%     10.70     10.70           1,263          13,511     0.84%      0.84%    0.00%
LVIP AMERICAN GROWTH ALLOCATION SERVICE CLASS
            2011                 0.60%    3.15%     10.10     10.42      42,556,399     436,977,287    -4.90%     -2.79%    0.33%
            2010     11/16/10    0.60%    2.80%     10.62     10.72       2,895,872      30,921,456     0.31%      3.37%    0.00%
LVIP AMERICAN INCOME ALLOCATION STANDARD CLASS
            2011                 1.35%    2.45%     10.51     10.53         273,530       2,869,472     1.33%      1.48%    1.28%
            2010     11/17/10    1.35%    1.50%     10.37     10.38           6,268          65,069     0.91%      1.27%    0.00%
LVIP AMERICAN INCOME ALLOCATION SERVICE CLASS
            2011                 0.60%    3.15%      9.97     10.59      12,161,977     126,838,910    -0.68%      1.84%    0.35%
            2010     11/16/10    0.65%    3.15%     10.04     10.40       1,665,126      17,216,414     0.39%      1.61%    0.00%


(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2011:

                                                    AGGREGATE     AGGREGATE
                                                     COST OF      PROCEEDS
SUBACCOUNT                                          PURCHASES    FROM SALES
------------------------------------------------  ------------  ------------
American Funds Asset Allocation Class 1           $ 14,649,011  $ 66,253,739
American Funds Asset Allocation Class 2             89,806,234   360,634,651
American Funds Blue Chip Income & Growth Class 1    12,946,327    13,034,547
American Funds Blue Chip Income & Growth Class 2   116,906,929   205,877,864
American Funds Bond Class 1                         13,062,439    34,258,106
American Funds Bond Class 2                        246,521,012   286,663,826
American Funds Cash Management Class 1              27,776,097    34,013,133

                                                               AGGREGATE     AGGREGATE
                                                                COST OF      PROCEEDS
SUBACCOUNT                                                     PURCHASES    FROM SALES
-----------------------------------------------------------  ------------  ------------
American Funds Cash Management Class 2                       $308,546,284  $289,177,388
American Funds Global Balanced Class 2                         21,519,532       759,859
American Funds Global Bond Class 1                             11,407,094     9,115,022
American Funds Global Bond Class 2                            231,184,972   103,453,442
American Funds Global Discovery Class 1                         4,103,716     4,929,516
American Funds Global Discovery Class 2                        28,605,322    24,421,863
American Funds Global Growth Class 1                            4,147,021    18,228,873
American Funds Global Growth Class 2                           60,975,625   145,512,479
American Funds Global Growth and Income Class 1                 5,592,560    12,274,474
American Funds Global Growth and Income Class 2                99,637,806   138,472,369
American Funds Global Small Capitalization Class 1              6,651,958    29,913,033
American Funds Global Small Capitalization Class 2             67,905,039    76,960,721
American Funds Growth Class 1                                  11,019,164   229,463,613
American Funds Growth Class 2                                 108,079,956   616,302,730
American Funds Growth-Income Class 1                           22,654,612   236,844,125
American Funds Growth-Income Class 2                          132,192,674   579,423,426
American Funds High-Income Bond Class 1                        20,969,207    31,484,482
American Funds High-Income Bond Class 2                       186,525,900   202,624,257
American Funds International Class 1                           12,832,581   119,681,377
American Funds International Class 2                          122,326,645   161,397,663
American Funds International Growth and Income Class 1          4,979,019     3,689,444
American Funds International Growth and Income Class 2         50,169,783     8,728,060
American Funds Mortgage Bond Class 2                           71,041,707     1,790,198
American Funds New World Class 1                                7,084,571    20,873,200
American Funds New World Class 2                               76,716,752    92,142,235
American Funds U.S. Government/AAA-Rated Securities Class 1    19,867,126    33,668,503
American Funds U.S. Government/AAA-Rated Securities Class 2   211,107,291   235,380,285
LVIP American Balanced Allocation Standard Class               10,526,944     1,407,382
LVIP American Balanced Allocation Service Class               420,867,943     4,875,986
LVIP American Growth Allocation Standard Class                  8,911,886       831,069
LVIP American Growth Allocation Service Class                 422,370,386     4,531,579
LVIP American Income Allocation Standard Class                  3,360,160       582,940
LVIP American Income Allocation Service Class                 112,540,958     5,006,212

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2011:

                                                                   NET
                                                       SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                             OWNED      VALUE     OF SHARES    COST OF SHARES
--------------------------------------------------  -----------  ------  --------------  --------------
American Funds Asset Allocation Class 1              27,020,545  $16.17  $  436,922,206  $  379,188,428
American Funds Asset Allocation Class 2             182,376,233   16.06   2,928,962,290   2,883,716,000
American Funds Blue Chip Income & Growth Class 1     10,470,305    9.00      94,232,745      94,960,627
American Funds Blue Chip Income & Growth Class 2    274,153,166    8.93   2,448,187,772   2,569,020,670
American Funds Bond Class 1                          18,520,955   10.99     203,545,297     195,204,214
American Funds Bond Class 2                         287,318,537   10.87   3,123,152,499   3,053,101,580
American Funds Cash Management Class 1                5,174,862   11.36      58,786,435      59,121,320
American Funds Cash Management Class 2               45,370,770   11.22     509,060,036     512,410,574
American Funds Global Balanced Class 2                2,014,439   10.36      20,869,583      20,784,332
American Funds Global Bond Class 1                    5,117,532   11.96      61,205,680      59,044,658
American Funds Global Bond Class 2                  101,979,249   11.91   1,214,572,851   1,173,590,881
American Funds Global Discovery Class 1               1,075,880   11.35      12,211,235      11,957,036
American Funds Global Discovery Class 2              16,961,772   11.30     191,668,028     196,084,910
American Funds Global Growth Class 1                  4,920,726   19.40      95,462,093      83,904,088
American Funds Global Growth Class 2                 72,563,440   19.29   1,399,748,764   1,387,561,026
American Funds Global Growth and Income Class 1       6,766,809    9.20      62,254,648      67,745,954
American Funds Global Growth and Income Class 2     137,662,156    9.19   1,265,115,211   1,373,894,610
American Funds Global Small Capitalization Class 1    4,788,497   17.29      82,793,120      86,247,484
American Funds Global Small Capitalization Class 2   46,288,166   17.04     788,750,343     891,025,990
American Funds Growth Class 1                        24,063,269   52.07   1,252,974,418   1,121,545,326

                                                                            NET
                                                                SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                      OWNED      VALUE     OF SHARES    COST OF SHARES
-----------------------------------------------------------  -----------  ------  --------------  --------------
American Funds Growth Class 2                                 96,514,019  $51.68  $4,987,844,512  $5,102,165,276
American Funds Growth-Income Class 1                          40,083,450   33.27   1,333,576,396   1,252,947,207
American Funds Growth-Income Class 2                         151,853,882   33.07   5,021,807,866   5,344,238,672
American Funds High-Income Bond Class 1                       14,148,457   10.54     149,124,734     162,527,289
American Funds High-Income Bond Class 2                       97,337,549   10.42   1,014,257,254   1,076,189,478
American Funds International Class 1                          38,605,670   15.21     587,192,235     601,194,621
American Funds International Class 2                         117,654,243   15.16   1,783,638,315   2,052,896,820
American Funds International Growth and Income Class 1         1,056,062   13.40      14,151,229      15,039,569
American Funds International Growth and Income Class 2        14,262,917   13.37     190,695,203     201,816,210
American Funds Mortgage Bond Class 2                           7,306,462    9.35      68,315,421      69,004,532
American Funds New World Class 1                               4,034,549   19.65      79,278,892      73,186,402
American Funds New World Class 2                              44,780,582   19.50     873,221,344     841,689,300
American Funds U.S. Government/AAA-Rated Securities Class 1   14,125,137   13.00     183,626,782     169,754,224
American Funds U.S. Government/AAA-Rated Securities Class 2  147,529,634   12.89   1,901,656,977   1,811,913,076
LVIP American Balanced Allocation Standard Class                 918,776   10.55       9,688,498       9,813,486
LVIP American Balanced Allocation Service Class               42,091,201   10.55     444,020,080     449,646,287
LVIP American Growth Allocation Standard Class                   752,928   10.49       7,894,453       8,092,230
LVIP American Growth Allocation Service Class                 41,568,583   10.49     436,054,440     446,565,054
LVIP American Income Allocation Standard Class                   269,206   10.66       2,869,740       2,847,042
LVIP American Income Allocation Service Class                 11,787,297   10.66     125,687,953     124,410,203

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2011, is as follows:

                                                                UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                     ISSUED      REDEEMED     (DECREASE)
-----------------------------------------------------------  ----------  ------------  ------------
American Funds Asset Allocation Class 1                       1,515,182   (15,792,155)  (14,276,973)
American Funds Asset Allocation Class 2                       2,367,852  (120,750,576) (118,382,724)
American Funds Blue Chip Income & Growth Class 1             10,497,411   (12,224,234)   (1,726,823)
American Funds Blue Chip Income & Growth Class 2             14,712,064   (84,777,939)  (70,065,875)
American Funds Bond Class 1                                   3,793,313   (18,379,304)  (14,585,991)
American Funds Bond Class 2                                  20,832,985   (67,524,786)  (46,691,801)
American Funds Cash Management Class 1                       17,569,018   (21,256,075)   (3,687,057)
American Funds Cash Management Class 2                       96,477,041   (92,999,205)    3,477,836
American Funds Global Balanced Class 2                        2,104,271       (73,897)    2,030,374
American Funds Global Bond Class 1                              780,251      (697,458)       82,793
American Funds Global Bond Class 2                           16,221,007    (7,426,544)    8,794,463
American Funds Global Discovery Class 1                       2,886,001    (3,644,672)     (758,671)
American Funds Global Discovery Class 2                       5,821,492    (8,202,724)   (2,381,232)
American Funds Global Growth Class 1                          1,001,830    (6,414,536)   (5,412,706)
American Funds Global Growth Class 2                          2,594,577   (40,597,912)  (38,003,335)
American Funds Global Growth and Income Class 1                 357,874    (1,083,944)     (726,070)
American Funds Global Growth and Income Class 2               6,521,364   (11,644,367)   (5,123,003)
American Funds Global Small Capitalization Class 1            1,775,907    (9,755,195)   (7,979,288)
American Funds Global Small Capitalization Class 2            5,413,412   (19,376,625)  (13,963,213)
American Funds Growth Class 1                                   302,367   (30,711,168)  (30,408,801)
American Funds Growth Class 2                                 5,622,558  (143,407,676) (137,785,118)
American Funds Growth-Income Class 1                             30,878   (47,500,217)  (47,469,339)
American Funds Growth-Income Class 2                          3,432,992  (193,893,351) (190,460,359)
American Funds High-Income Bond Class 1                       2,266,523    (7,165,578)   (4,899,055)
American Funds High-Income Bond Class 2                      17,172,794   (44,062,805)  (26,890,011)
American Funds International Class 1                             48,261   (25,676,427)  (25,628,166)
American Funds International Class 2                          6,379,505   (44,793,627)  (38,414,122)
American Funds International Growth and Income Class 1          299,332      (245,298)       54,034
American Funds International Growth and Income Class 2        3,084,020      (566,619)    2,517,401
American Funds Mortgage Bond Class 2                          7,325,261      (186,610)    7,138,651
American Funds New World Class 1                              2,052,753    (7,533,595)   (5,480,842)
American Funds New World Class 2                              5,116,850   (19,453,617)  (14,336,767)
American Funds U.S. Government/AAA-Rated Securities Class 1   4,174,532   (11,374,305)   (7,199,773)
American Funds U.S. Government/AAA-Rated Securities Class 2  24,773,451   (46,218,139)  (21,444,688)

                                                     UNITS      UNITS   NET INCREASE
SUBACCOUNT                                          ISSUED    REDEEMED   (DECREASE)
------------------------------------------------------------  --------  ------------
LVIP American Balanced Allocation Standard Class   1,003,083  (125,718)     877,365
LVIP American Balanced Allocation Service Class   40,221,302  (513,912)  39,707,390
LVIP American Growth Allocation Standard Class       845,202   (73,266)     771,936
LVIP American Growth Allocation Service Class     40,058,845  (398,318)  39,660,527
LVIP American Income Allocation Standard Class       321,235   (53,973)     267,262
LVIP American Income Allocation Service Class     10,971,720  (474,869)  10,496,851

The change in units outstanding for the year ended December 31, 2010, is as follows:

                                                                UNITS         UNITS     NET INCREASE
SUBACCOUNT                                                      ISSUED      REDEEMED     (DECREASE)
-----------------------------------------------------------  -----------  ------------  ------------
American Funds Asset Allocation Class 1                        6,420,500   (22,973,583)  (16,553,083)
American Funds Asset Allocation Class 2                       58,046,196  (173,138,203) (115,092,007)
American Funds Blue Chip Income & Growth Class 1              16,277,099   (17,726,265)   (1,449,166)
American Funds Blue Chip Income & Growth Class 2              95,008,048  (136,584,745)  (41,576,697)
American Funds Bond Class 1                                   19,016,815   (25,250,593)   (6,233,778)
American Funds Bond Class 2                                  146,297,569  (136,028,749)   10,268,820
American Funds Cash Management Class 1                        29,358,032   (38,763,120)   (9,405,088)
American Funds Cash Management Class 2                       153,046,473  (210,886,010)  (57,839,537)
American Funds Global Bond Class 1                             1,684,894    (1,201,705)      483,189
American Funds Global Bond Class 2                            35,939,768   (15,043,133)   20,896,635
American Funds Global Discovery Class 1                        2,593,049    (4,338,004)   (1,744,955)
American Funds Global Discovery Class 2                       12,380,349   (16,069,613)   (3,689,264)
American Funds Global Growth Class 1                           3,162,414    (8,788,940)   (5,626,526)
American Funds Global Growth Class 2                          33,579,081   (66,074,703)  (32,495,622)
American Funds Global Growth and Income Class 1                1,370,025    (1,346,674)       23,351
American Funds Global Growth and Income Class 2               29,679,335   (24,542,323)    5,137,012
American Funds Global Small Capitalization Class 1             7,893,031   (11,373,851)   (3,480,820)
American Funds Global Small Capitalization Class 2            28,299,911   (40,776,063)  (12,476,152)
American Funds Growth Class 1                                  4,775,079   (39,610,126)  (34,835,047)
American Funds Growth Class 2                                101,243,830  (210,694,286) (109,450,456)
American Funds Growth-Income Class 1                           6,391,114   (59,784,590)  (53,393,476)
American Funds Growth-Income Class 2                          93,263,940  (265,383,059) (172,119,119)
American Funds High-Income Bond Class 1                        6,259,067   (12,095,276)   (5,836,209)
American Funds High-Income Bond Class 2                       53,591,859   (83,932,295)  (30,340,436)
American Funds International Class 1                           2,266,107   (32,999,327)  (30,733,220)
American Funds International Class 2                          47,313,113   (79,883,275)  (32,570,162)
American Funds International Growth and Income Class 1           486,975      (319,429)      167,546
American Funds International Growth and Income Class 2         7,242,849    (2,674,474)    4,568,375
American Funds New World Class 1                               7,079,577    (8,925,438)   (1,845,861)
American Funds New World Class 2                              27,294,386   (34,326,585)   (7,032,199)
American Funds U.S. Government/AAA-Rated Securities Class 1   10,000,273   (18,669,157)   (8,668,884)
American Funds U.S. Government/AAA-Rated Securities Class 2  109,693,753   (96,456,953)   13,236,800
LVIP American Balanced Allocation Standard Class                  70,674        (3,557)       67,117
LVIP American Balanced Allocation Service Class                3,602,158      (263,456)    3,338,702
LVIP American Growth Allocation Standard Class                     1,263            --         1,263
LVIP American Growth Allocation Service Class                  3,226,167      (330,295)    2,895,872
LVIP American Income Allocation Standard Class                     6,268            --         6,268
LVIP American Income Allocation Service Class                  1,766,187      (101,061)    1,665,126

7. SUBSEQUENT EVENT

Management evaluated subsequent events through March 30, 2012, the date at which the Variable Account's financial statements were available to be issued, and determined there were no additional matters to be disclosed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Lincoln National Variable Annuity Account H

We have audited the accompanying statements of assets and liabilities of Lincoln National Variable Annuity Account H ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2011, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2011, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln National Variable Annuity Account H at December 31, 2011, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 30, 2012